As filed with the SEC on April 29, 2005

Registration No. 2-80896

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933    ☐

Pre-Effective Amendment No.    ☐

Post-Effective Amendment No. 51     ☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940    ☐

Amendment No. 54    ☒

(Check appropriate box or boxes)

THE PRUDENTIAL SERIES FUND, INC.

(Exact Name of Registrant)

GATEWAY CENTER THREE

100 MULBERRY STREET

NEWARK, NEW JERSEY 07102

(800) 778-2255

(Address and telephone number of principal executive offices)

Jonathan D. Shain, Secretary

The Prudential Series Fund, Inc.

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

(Name and Address of Agent for Service)

Copy to:

Christopher E. Palmer, Esq.

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

Approximate date of proposed public offering:    As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☐     immediately upon filing pursuant to paragraph (b)

☐                on May 1, 2005 pursuant to paragraph (b)

☐                 60 days after filing pursuant to paragraph (a)(1)

☐                 on              pursuant to paragraph (a)(1)

☐                 75 days after filing pursuant to paragraph (a)(2)

☐                 on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐                 this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS	May 1, 2005

THE PRUDENTIAL SERIES FUND, INC.

The Prudential Series Fund, Inc. (the “Fund”) is an investment company made up of the following 33 separate portfolios (“Portfolios”):

Conservative Balanced Portfolio	SP AllianceBernstein Large Cap Growth Portfolio
Diversified Bond Portfolio	SP Davis Value Portfolio
Diversified Conservative Growth Portfolio	SP Goldman Sachs Small Cap Value Portfolio
Equity Portfolio	SP Large Cap Value Portfolio
Flexible Managed Portfolio	SP LSV International Value Portfolio
Global Portfolio	SP Mid Cap Growth Portfolio
Government Income Portfolio	SP PIMCO High Yield Portfolio
High Yield Bond Portfolio	SP PIMCO Total Return Portfolio
Jennison Portfolio	SP Prudential U.S. Emerging Growth Portfolio
Jennison 20/20 Focus Portfolio	SP Small Cap Growth Portfolio
Money Market Portfolio	SP Strategic Partners Focused Growth Portfolio
Natural Resources Portfolio	SP William Blair International Growth Portfolio
Small Capitalization Stock Portfolio	SP Aggressive Growth Asset Allocation Portfolio
Stock Index Portfolio	SP Balanced Asset Allocation Portfolio
Value Portfolio	SP Conservative Asset Allocation Portfolio
Zero Coupon Bond Portfolio 2005	SP Growth Asset Allocation Portfolio
SP AIM Core Equity Portfolio

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Fund is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies.  Shares of the Fund may also be sold directly to certain tax-deferred retirement plans.  Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus.  Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Directors, to change subadvisers without shareholder approval.  For more information, please see this Prospectus under “How the Fund is Managed.”

Table of Contents

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS	1

PRINCIPAL RISKS	13

EVALUATING PERFORMANCE	16

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS	49

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST	53

Investment Objectives and Policies
Conservative Balanced Portfolio
Diversified Bond Portfolio
Diversified Conservative Growth Portfolio
Equity Portfolio
Flexible Managed Portfolio
Global Portfolio
Government Income Portfolio
High Yield Bond Portfolio
Jennison Portfolio
Jennison 20/20 Focus Portfolio
Money Market Portfolio
Natural Resources Portfolio
Small Capitalization Stock Portfolio
Stock Index Portfolio
Value Portfolio
Zero Coupon Bond Portfolio 2005
SP AIM Core Equity Portfolio
SP AllianceBernstein Large Cap Growth Portfolio(1)
SP Davis Value Portfolio
SP Goldman Sachs Small Cap Value Portfolio
SP Large Cap Value Portfolio
SP LSV International Value Portfolio(2)
SP Mid Cap Growth Portfolio
SP PIMCO High Yield Portfolio
SP PIMCO Total Return Portfolio
SP Prudential U.S. Emerging Growth Portfolio
SP Small Cap Growth Portfolio(3)
SP Strategic Partners Focused Growth Portfolio
SP William Blair International Growth Portfolio
SP Asset Allocation Portfolios
SP Aggressive Growth Asset Allocation Portfolio
SP Balanced Asset Allocation Portfolio
SP Conservative Asset Allocation Portfolio
SP Growth Asset Allocation Portfolio

MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS	85

American Depositary Receipts
Asset-Backed Securities
Collateralized Debt Obligations
Convertible Debt and Convertible Preferred Stock
Credit Default Swaps
Credit-Linked Securities
Derivatives
Dollar Rolls

(1) Formerly Alliance Large Cap Growth Portfolio

(2) Formerly SP Deutsche International Equity Portfolio

(3) Formerly SP State Street Research Small Cap Growth Portfolio

i

Equity Swaps
Event-Linked Bonds
Forward Foreign Currency Exchange Contracts
Futures Contracts
Interest Rate Swaps
Joint Repurchase Account
Loans and Assignments
Mortgage-Related Securities
Options
Real Estate Investment Trusts
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales
Short Sales Against-the-Box
Swap Options
Swaps
Total Return Swaps
When-Issued and Delayed Delivery Securities

HOW THE FUND IS MANAGED	88

Board of Directors
Investment Adviser
Investment Subadvisers
Portfolio Managers

HOW TO BUY AND SELL SHARES OF THE FUND	104

Frequent Purchases and Redemptions of Fund Shares
Net Asset Value
Distributor

OTHER INFORMATION	106

Federal Income Taxes
Monitoring for Possible Conflicts
Disclosure of Portfolio Holdings

FINANCIAL HIGHLIGHTS	107

(For more information—see back cover)

ii

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey  (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will resemble that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Conservative Balanced Portfolio

Investment Objective: total investment return consistent with a conservatively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. Up to 30% of the Portfolio’s total assets may be invested in foreign securities. We may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•                       company risk

•                       credit risk

•                       derivatives risk

•                       foreign investment risk

•                       high yield risk

•                       interest rate risk

•                       leveraging risk

•                       liquidity risk

•                       management risk

•                       market risk

•                       prepayment risk

Diversified Bond Portfolio

Investment Objective: high level of income over a longer term while providing reasonable safety of capital.

We look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar. These securities are included in the limits described above for debt obligations that may or may not be investment grade. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•                       credit risk

•                       derivatives risk

•                       foreign investment risk

•                       high yield risk

•                       interest rate risk

•                       leveraging risk

•                       liquidity risk

•                       management risk

•                       market risk

•                       prepayment risk

Diversified Conservative Growth Portfolio

Investment Objective: current income and a reasonable level of capital appreciation.

We invest in a diversified portfolio of debt and equity securities. Up to 35% of the Portfolio’s total assets may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. The Portfolio may invest in foreign securities, including debt obligations of issuers in emerging markets. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•                       company risk

•                       credit risk

•                       derivatives risk

•                       foreign investment risk

•                       high yield risk

•                       interest rate risk

•                       leveraging risk

•                       liquidity risk

•                       management risk

•                       market risk

•                       prepayment risk

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stock of major established companies as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•                       company risk

•                       derivatives risk

•                       foreign investment risk

•                       leveraging risk

•                       management risk

•                       market risk

Flexible Managed Portfolio

Investment Objective: high total return consistent with an aggressively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•                       company risk

•                       credit risk

•                       derivatives risk

•                       foreign investment risk

•                       high yield risk

•                       interest rate risk

•                       leveraging risk

•                       liquidity risk

•                       management risk

•                       market risk

•                       prepayment risk

Global Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in common stocks (and their equivalents) of foreign and U.S. companies. Generally, we invest in at least three countries, including the U.S., but we may invest up to 35% of the Portfolio’s assets in companies located in any one country other than the U.S. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•                       company risk

•                       derivatives risk

•                       foreign investment risk

•                       leveraging risk

•                       management risk

•                       market risk

Government Income Portfolio

Investment Objective: a high level of income over the long term consistent with the preservation of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government, mortgage-related securities and collateralized mortgage obligations. The Portfolio may invest up to 20% of investable assets in other securities, including corporate debt securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•                       credit risk

•                       derivatives risk

•                       foreign investment risk

•                       interest rate risk

•                       leveraging risk

•                       liquidity risk

•                       management risk

•                       market risk

•                       mortgage risk

•                       prepayment risk

An investment in the Government Income Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

High Yield Bond Portfolio

Investment Objective: a high total return.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt securities. Such securities have speculative characteristics and are riskier than high-grade securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•                       credit risk

•                       derivatives risk

•                       foreign investment risk

•                       high yield risk

•                       interest rate risk

•                       leveraging risk

•                       liquidity risk

•                       management risk

•                       market risk

•                       prepayment risk

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•                       company risk

•                       derivatives risk

•                       foreign investment risk

•                       leveraging risk

•                       management risk

•                       market risk

Jennison 20/20 Focus Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in up to 40 equity securities of U.S. companies that are selected by the Portfolio’s two portfolio managers (up to 20 by each) as having strong capital appreciation potential. One manager uses a “value” approach, which means he or she attempts to identify strong companies selling at a discount from their perceived true value. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. The other manager uses a “growth” approach, which means he or she seeks companies that exhibit higher-than-average earnings growth. “Growth” stocks usually involve a higher level of risk than “value” stocks, because growth stocks tend to attract more attention and speculative investment than value stocks. Up to 20% of the Portfolio’s total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•                       company risk

•                       derivatives risk

•                       foreign investment risk

•                       leveraging risk

•                       management risk

•                       market risk

Money Market Portfolio

Investment Objective: maximum current income consistent with the stability of capital and the maintenance of liquidity.

We invest in high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can’t guarantee success.

Principal Risks:

•                       credit risk

•                       interest rate risk

•                       management risk

An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.

Natural Resources Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource. The Portfolio is non-diversified. As a non-diversified Portfolio, the Natural Resources Portfolio may hold larger positions in single issuers than a diversified Portfolio. As a result, the Portfolio’s performance may be tied more closely to the success or failure of a smaller group of portfolio holdings. There are additional risks associated with the Portfolio’s investment in the securities of natural resource companies. The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics. Up to 30% of the Portfolio’s total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•                       company risk

•                       credit risk

•                       derivatives risk

•                       foreign investment risk

•                       industry/sector risk

•                       interest rate risk

•                       leveraging risk

•                       management risk

•                       market risk

Small Capitalization Stock Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of publicly-traded companies with small market capitalizations. With the price and yield performance of the Standard & Poor’s Small Capitalization 600 Stock Index (the S&P SmallCap 600 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time. As of February 28, 2005 the S&P SmallCap 600 Index stocks had market capitalizations of between $300 million and $1 billion.

The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks to duplicate the stocks and their weighting in the S&P SmallCap 600 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•                       company risk

•                       derivatives risk

•                       leveraging risk

•                       market risk

Stock Index Portfolio

Investment Objective: investment results that generally correspond to the performance of publicly-traded common stocks.

With the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•                       company risk

•                       derivatives risk

•                       market risk

Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued — those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth. We normally invest at least 65% of the Portfolio’s total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000 Value Index and, over the long term, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•                       company risk

•                       derivatives risk

•                       credit risk

•                       foreign investment risk

•                       interest rate risk

•                       leveraging risk

•                       management risk

•                       market risk

Zero Coupon Bond Portfolio 2005

Investment Objective: highest predictable compound investment for a specific period of time, consistent with safety of invested capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in debt obligations of the United States Treasury and corporations that have been issued without interest coupons or have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligations. On the Portfolio’s liquidation date, the Portfolio will redeem all investments. Please refer to your Contract prospectus for information on your reallocation options and the Portfolio to which your investment will be transferred if you do not provide other instructions. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•                       credit risk

•                       interest rate risk

•                       management risk

•                       market risk

Note:  The Zero Coupon Bond Portfolio 2005 will liquidate as of November 15, 2005. On the liquidation date, all of the securities held by the Portfolio will be sold and all outstanding shares of the Portfolio will be redeemed.  Please consult your contract prospectus for information on reallocation options and the Portfolio to which your investment will be transferred if you do not provide other instructions.

SP AIM Core Equity Portfolio

Investment Objective: growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in equity securities, including convertible securities of established companies that have long-term above-average growth in earnings and growth companies that the portfolio managers believe have the potential for above-average growth in earnings. In complying with this 80% requirement, the Portfolio’s investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio’s direct investments and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts (ADRs). The portfolio manager considers whether to sell a particular security when they believe the security no longer has that potential or the capacity to generate income. The Portfolio may invest up to 20% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•                       company risk

•                       credit risk

•                       derivatives risk

•                       foreign investment risk

•                       interest rate risk

•                       liquidity risk

•                       leveraging risk

•                       management risk

•                       market risk

SP AllianceBernstein Large Cap Growth Portfolio  (formerly, SP Alliance Large Cap Growth Portfolio)

Investment Objective: long term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in stocks of companies considered to have large capitalizations (i.e., similar to companies included in the S&P 500 Index). Up to 15% of the Portfolio’s total assets may be invested in foreign securities. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. From a research universe of more than 500 companies, Alliance Capital Management L.P. (AllianceBernstein) selects the Portfolio’s investments from those companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects. “Alliance”, “Alliance Capital”, “AllianceBernstein” and their logos are registered marks of Alliance Capital Management L.P. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•                       company risk

•                       derivatives risk

•                       foreign investment risk

•                       leveraging risk

•                       management risk

•                       market risk

SP Davis Value Portfolio

Investment Objective: growth of capital.

We invest primarily in common stock of U.S. companies with market capitalizations of at least $5 billion. The portfolio managers use the investment philosophy of Davis Advisors to perform extensive research to buy companies with expanding earnings at value prices and hold them for the long-term. They look for companies with sustainable growth rates selling at modest price-earnings multiples that they hope will expand as other investors recognize the company’s true worth. The portfolio managers believe that if you combine a sustainable growth rate with a gradually expanding multiple, these rates compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks. They consider selling a company if the company no longer exhibits the characteristics that they believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•                       company risk

•                       foreign company risk

•                       leveraging risk

•                       management risk

•                       market risk

SP Goldman Sachs Small Cap Value Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in small capitalization companies.  The 80% requirement applies at the time the Portfolio invests its assets.  The Portfolio generally defines small capitalization stocks as stocks of companies with a capitalization of $4 billion or less.  The Portfolio may invest up to 25% of its assets in foreign securities.  While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•                       company risk

•                       derivatives risk

•                       foreign investment risk

•                       leveraging risk

•                       liquidity risk

•                       management risk

•                       market risk

•                       portfolio turnover risk

•                       smaller company risk

SP Large Cap Value Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and securities convertible into common stock of companies.  The Portfolio generally defines large capitalization companies as those with a total market capitalization of $5 billion or more (measured at the time of purchase).  While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•                       company risk

•                       derivatives risk

•                       foreign investment risk

•                       leveraging risk

•                       management risk

•                       market risk

•                       portfolio turnover risk

•                       style risk

SP LSV International Value Portfolio  (formerly, SP Deutsche International Equity Portfolio)

Investment Objective: long-term capital appreciation.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus borrowings made for investment purposes) in the stocks and other equity securities of companies in developed countries outside the United States that are represented in the MSCI EAFE Index.  While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.  This Portfolio is advised by LSV Asset Management (LSV).

Principal Risks:

•                       company risk

•                       derivatives risk

•                       foreign investment risk

•                       leveraging risk

•                       management risk

•                       market risk

SP Mid Cap Growth Portfolio

Investment Objective: long-term growth of capital.

We invest, under normal market conditions, at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities typically are of medium market capitalizations, which Calamos Advisors LLC (Calamos) believes have above-average growth potential. Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap™ Growth Index range at the time of the Portfolio’s investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap™ Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the Portfolio’s 80% investment policy. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. Calamos uses a bottom-up and top-down analysis in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities), as well as top-down approach of diversification by industry and company and paying attention to macro-level investment themes. The Portfolio may invest in foreign securities (including emerging markets securities). The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•                       company risk

•                       derivatives risk

•                       foreign investment risk

•                       leveraging risk

•                       management risk

•                       market risk

•                       portfolio turnover risk

SP PIMCO High Yield Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

We invest under normal circumstances at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in a diversified portfolio of high yield/high risk securities rated below investment grade but rated at least CCC by Moody’s Investor Service, Inc. (Moody’s) or Standard & Poor’s Ratings Group (S&P), or, if unrated, determined by Pacific Investment Management Company (PIMCO) to be of comparable quality, subject to a maximum of 5% of total Portfolio assets invested in securities rated CCC. The remainder of the Portfolio’s assets may be invested in investment grade fixed income instruments. The duration of the Portfolio normally varies within a two- to six-year time frame based on PIMCO’s forecast for interest rates. The Portfolio may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its assets in non-U.S.-denominated securities. The Portfolio normally will hedge at least 75% of its exposure to foreign curency to reduce the risk of loss due to fluctuations in currency exchange rates. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•                       credit risk

•                       derivatives risk

•                       foreign investment risk

•                       high yield risk

•                       interest rate risk

•                       leveraging risk

•                       liquidity risk

•                       management risk

•                       market risk

•                       prepayment risk

SP PIMCO Total Return Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

We invest under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. The portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO’s forecast for interest rates. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•                       credit risk

•                       derivatives risk

•                       foreign investment risk

•                       high yield risk

•                       interest rate risk

•                       leveraging risk

•                       management risk

•                       market risk

•                       prepayment risk

SP Prudential U.S. Emerging Growth Portfolio

Investment Objective: long-term capital appreciation.

We invest under normal circumstances at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in equity securities of small and medium-sized U.S. companies that Jennison Associates LLC believes have the potential for above-average growth. The Portfolio also may use derivatives for hedging or to improve the Portfolio’s returns. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio’s performance. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•                       company risk

•                       derivatives risk

•                       foreign investment risk

•                       leveraging risk

•                       management risk

•                       market risk

•                       portfolio turnover risk

SP Small Cap Growth Portfolio   (formerly, SP State Street Research Small Cap Growth Portfolio)

Investment Objective: long-term capital growth.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks of Small Capitalization companies.  The fund considers a company to be a Small Capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.  We are primarily looking for companies in the developing stages of their life cycles, which are currently priced below our estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer the potential for accelerated earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy.  Investments in small, developing companies carry greater risk than investments in larger, more established companies.

While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.  This Portfolio is advised by Neuberger Berman Asst Management and Eagle Asset Management.

Principal Risks:

•                       company risk

•                       derivatives risk

•                       foreign investment risk

•                       leveraging risk

•                       management risk

•                       market risk

•                       smaller company risk

SP Strategic Partners Focused Growth Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential. The Portfolio’s strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of three portfolio managers (two of whom invest as a team). Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio’s assets in any one issuer. The Portfolio is nondiversified, meaning it can invest a relatively high percentage of its assets in a small number of issuers. Investing in a nondiversified portfolio, particularly a portfolio investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified portfolio. The Portfolio may actively and frequently trade its portfolio securities. While we make every effort to achieve our objective, we cannot guarantee success and it is possible that you could lose money. This Portfolio is advised by Jennison Associates LLC and Alliance Capital Management L.P.

Principal Risks:

•                       company risk

•                       derivatives risk

•                       foreign investment risk

•                       leveraging risk

•                       management risk

•                       market risk

•                       portfolio turnover risk

SP William Blair International Growth Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity-related securities of foreign issuers. This means the Portfolio looks for investments that William Blair & Company thinks will increase in value over a period of years. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.  This Portfolio is advised by William Blair & Company LLC.

Principal Risks:

•                       company risk

•                       derivatives risk

•                       foreign investment risk

•                       leveraging risk

•                       management risk

•                       market risk

SP Aggressive Growth Asset Allocation Portfolio

Investment Objective: capital appreciation by investing in domestic equity Portfolios and international equity Portfolios.

Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The SP Aggressive Growth Asset Allocation Portfolio currently invests in shares of the following Fund Portfolios:

•               a domestic equity component (approximately 72% of the Portfolio), invested in shares of:

Jennison Portfolio	(32% of Portfolio)
SP Large Cap Value Portfolio	(35% of Portfolio)
SP Small Cap Growth Portfolio	(3% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(2% of Portfolio)

•               an international equity component (approximately 28% of the Portfolio), invested in shares of:

SP LSV International Value Portfolio	(14%of Portfolio)
SP William Blair International Growth Portfolio	(14%of Portfolio)

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP Balanced Asset Allocation Portfolio

Investment Objective: to provide a balance between current income and growth of capital by investing in domestic equity Portfolios, fixed income Portfolios, and international equity Portfolios.

Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The SP Balanced Asset Allocation Portfolio currently invests in shares of the following Portfolios:

•               a domestic equity component (approximately 45% of the Portfolio), invested in shares of:

Jennison Portfolio	(20% of Portfolio)
SP Large Cap Value Portfolio	(22% of Portfolio)
SP Small Cap Growth Portfolio	(1.5% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(1.5% of Portfolio)

•               a fixed income component (approximately 37% of the Portfolio), invested in shares of:

SP PIMCO Total Return Portfolio	(30% of Portfolio)
SP PIMCO High Yield Portfolio	(3% of Portfolio)
Money Market Portfolio	(4% of Portfolio)

•               an international equity component (approximately 18% of the Portfolio), invested in shares of:

SP LSV International Value Portfolio	(9% of Portfolio)
SP William Blair International Growth Portfolio	(9% of Portfolio)

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP Conservative Asset Allocation Portfolio

Investment Objective: to provide current income with low to moderate capital appreciation by investing in domestic equity Portfolios, fixed income Portfolios, and international equity Portfolios.

Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The SP Conservative Asset Allocation Portfolio currently invests in shares of the following Portfolios:

•                       a domestic equity component (approximately 31% of the Portfolio), invested in shares of:

Jennison Portfolio	(13% of Portfolio)
SP Large Cap Value Portfolio	(16% of Portfolio)

SP Small Cap Growth Portfolio	(1% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(1% of Portfolio)

•               a fixed income component (approximately 57% of the Portfolio), invested in shares of:

SP PIMCO Total Return Portfolio	(47% of Portfolio)
SP PIMCO High Yield Portfolio	(3% of Portfolio)
Money Market Portfolio	(7% of Portfolio)

•               an international equity component (approximately 12% of the Portfolio), invested in shares of:

SP LSV International Value Portfolio	(6% of Portfolio)
SP William Blair International Growth Portfolio	(6% of Portfolio)

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP Growth Asset Allocation Portfolio

Investment Objective: provide long-term growth of capital with consideration also given to current income, by investing in domestic equity Portfolios, fixed income Portfolios, and international equity Portfolios.

Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Growth Asset Allocation Portfolio currently invests in shares of the following Portfolios:

•               a domestic equity component (approximately 59% of the Portfolio), invested in shares of:

Jennison Portfolio	(26% of Portfolio)
SP Large Cap Value Portfolio	(29% of Portfolio)
SP Small Cap Growth Portfolio	(2.5% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(1.5% of Portfolio)

•               a fixed income component (approximately 18% of the Portfolio), invested in shares of:

SP PIMCO High Yield Portfolio	(3% of Portfolio)
SP PIMCO Total Return Portfolio	(15% of Portfolio)

•               an international equity component (approximately 23% of the Portfolio), invested in shares of:

SP LSV International Value Portfolio	(11.5% of Portfolio)
SP William Blair International Growth Portfolio	(11.5% of Portfolio)

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk.    The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk.    Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk.    Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mis-pricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk.    Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.    Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk.    To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk.    Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk.    Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk.    Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments.    Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk.    Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk.    Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk.  Investors often expect growth companies to increase their earnings at a certain rate.  If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase.  In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

High yield risk.    Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio’s ability to sell its high yield securities (liquidity risk).

Industry/sector risk.    Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk.    Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Initial public offering (IPO) risk.  The prices of securities purchased in initial public offerings (IPOs) can be very volatile.  The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.  As a Portfolio’s asset base increases, IPOs often have a diminished effect on a Portfolio’s performance.

Leveraging risk.    Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk.    Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk.    Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.    Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk.    A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk.    A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and taxable capital gain distributions to a Portfolio’s shareholders.

Prepayment risk.    A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Short sale risk.  A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, expose the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Smaller company risk.  The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities.  In the case of small cap technology companies, the risks associated with technology companies (see technology company risk below) are magnified.

 EVALUATING PERFORMANCE

Conservative Balanced Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
10.14% (2nd quarter of 2003)	-8.18% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/04)

	1 Year	5 Years	10 Years
Class I Shares	8.04%	2.64%	7.36%
S&P 500 Index**	10.87%	-2.30%	12.07%
Conservative Balanced Custom Blended Index***	7.33%	2.49%	9.84%
Lipper Variable Insurance Products (VIP) Balanced Average****	8.55%	2.96%	9.27%

*The Portfolio’s returns are after deduction of expenses and do not include Contract charges.

**The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed.  These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses.

***The Conservative Balanced Custom Blended Index consists of the S&P 500 Index (50%), the Lehman Brothers Aggregate Bond Index (40%) and the T-Bill 3-Month Blend (10%).  These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products.  The returns are net of investment fees and fund expenses but not product charges.  These returns would have been lower if they included the effect of product charges.

Diversified Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
7.32% (2nd quarter of 1995)	-2.54% (2nd quarter of 2004)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns*  (as of 12/31/04)

	1 Year	5 Years	10 Years
Class I Shares	5.59%	7.36%	7.58%
Lehman Brothers Aggregate Bond Index**	4.34%	7.71%	7.72%
Lipper Variable Insurance Products (VIP) Corporate Debt Funds BBB Average***	5.18%	7.70%	7.86%

*The Portfolio’s returns are after deduction of expenses and do not include Contract charges.

**The Lehman Brothers Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds.  These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products.  The returns are net of investment fees and fund expenses but not product charges.  These returns would have been lower if they included the effect of product charges.

Diversified Conservative Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
9.78% (2nd quarter of 2003)	-7.46% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns*  (as of 12/31/04)

	1 Year	5-Year	Since Inception (5/3/99)
Class I Shares	9.56%	5.44%	5.89%
S&P 500 Index**	10.87%	-2.30%	-0.21%
Diversified Conservative Growth Custom Blended Index***	9.10%	4.89%	5.05%
Lipper Variable Insurance Products (VIP) Income Funds Average****	8.47%	4.60%	4.10%

*The Portfolio’s returns are after deduction of expenses and do not include Contract charges.

**The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed.  These returns do not include the effect of any investment management expenses.   These returns would have been lower if they included the effect of these expenses.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Diversified Conservative Growth Custom Blended Index consists of the Standard & Poor’s Barra Value Index (15%), the Standard & Poor’s Barra Growth Index (15%), the Russell 2000 Value Index (5%), the Russell 2000 Growth Index (5%), the Lehman Brothers Aggregate Bond Index (40%), and the Lehman Brothers High Yield Bond Index (20%).  These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products.  The returns are net of investment fees and fund expenses but not product charges.  These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns*  (as of 12/31/04)

	1 Year	5 Years	10 Years	Since Class II Inception (5/3/99)
Class I Shares	9.93%	0.61%	9.42%	11.49%
Class II Shares	9.51%	0.20%	N/A	0.06%
S&P 500 Index**	10.87%	-2.30%	12.07%	-0.21%
Russell 1000 Index***	11.40%	-1.76%	12.16%	0.35%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	8.59%	-2.88%	9.72%	-0.62%

*The Portfolio’s returns are after deduction of expenses and do not include Contract charges.

**The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed.  These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index.  The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization.  These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products.  The returns are net of investment fees and fund expenses but not product charges.  These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

Flexible Managed Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
12.31% (2nd quarter of 2003)	-11.45% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns*  (as of 12/31/04)

	1 Year	5 Years	10 Years
Class I Shares	10.74%	2.14%	8.19%
S&P 500 Index**	10.87%	-2.30%	12.07%
Flexible Managed Custom Blended Index***	8.14%	1.73%	10.46%
Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds Average****	8.25%	3.04%	10.00%

*The Portfolio’s returns are after deduction of expenses and do not include Contract charges.

**The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed.  These returns do not include the effect of any investment management expenses.   These returns would have been lower if they included the effect of these expenses.

***The Flexible Managed Custom Blended Index consists of the S&P 500 Index (60%), the Lehman Brothers Aggregate Bond Index (35%) and the T-Bill 3-Month Blend (5%).  These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products.  The returns are net of investment fees and fund expenses but not product charges.  These returns would have been lower if they included the effect of product charges.

Global Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
31.05% (4th quarter of 1999)	-21.45% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns*  (as of 12/31/04)

	1 Year	5 Years	10 Years
Class I Shares	9.59%	-5.70%	7.45%
MSCI World Index**	14.72%	-2.45%	8.09%
Lipper Variable Insurance Products (VIP) Global Funds Average***	15.69%	-1.81%	9.62%

*The Portfolio’s returns are after deduction of expenses and do not include Contract charges.

**The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S., Europe, Canada, Australia, New Zealand and the Far East.  These returns do not include the effect of any investment management expenses.   These returns would have been lower if they included the effect of these expenses.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products.  The returns are net of investment fees and fund expenses but not product charges.  These returns would have been lower if they included the effect of product charges.

Government Income Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
6.72% (2nd quarter of 1995)	-2.61% (1st quarter of 1996)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns*  (as of 12/31/04)

	1 Year	5 Years	10 Years
Class I Shares	3.12%	7.61%	7.45%
Lehman Brothers Government Bond Index**	3.48%	7.48%	7.46%
Lipper Variable Insurance Products (VIP) General U.S. Government Funds Average***	3.92%	7.02%	6.88%

*The Portfolio’s returns are after deduction of expenses and do not include Contract charges.

**The Lehman Brothers Government Bond Index is a weighted index comprised of securities issued or backed by the U.S. Government, its agencies and instrumentalities with a remaining maturity of one to 30 years.  These returns do not include the effect of any investment management expenses.   These returns would have been lower if they included the effect of these expenses.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products.  The returns are net of investment fees and fund expenses but not product charges.  These returns would have been lower if they included the effect of product charges.

High Yield Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
8.91% (2nd quarter of 2003)	-9.50% (3rd quarter of 1998)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns*  (as of 12/31/04)

	1 Year	5 Years	10 Years
Class I Shares	10.30%	5.12%	6.92%
Lehman Brothers Corporate High Yield Bond Index**	11.13%	6.97%	8.13%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average***	9.84%	4.78%	6.95%

*The Portfolio’s returns are after deduction of expenses and do not include Contract charges.

**The Lehman Brothers Corporate High Yield Bond Index is made up of over 700 non-investment grade bonds.  The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio.  These returns do not include the effect of any investment management expenses.   These returns would have been lower if they included the effect of these expenses.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products.  The returns are net of investment fees and fund expenses but not product charges.  These returns would have been lower if they included the effect of product charges.

Jennison Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns*  (as of 12/31/04)

	1 Year	5 Years	Since Class I Inception (4/25/95)	Since Class II Inception (2/10/00)
Class I Shares	9.63%	-7.81%	9.75%	N/A
Class II Shares	9.22%	N/A	N/A	-9.39%
S&P 500 Index**	10.87%	-2.30%	11.10%	-1.31%
Russell 1000 Growth Index***	6.30%	-9.29%	8.67%	-8.55%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	8.04%	-7.58%	8.65%	-7.03%

*The Portfolio’s returns are after deduction of expenses and do not include Contract charges.

**The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed.  These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation.  These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products.  The returns are net of investment fees and fund expenses but not product charges.  These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

Jennison 20/20 Focus Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
13.96% (2nd quarter of 2003)	-18.81% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns*  (as of 12/31/04)

	1 Year	5 Years	Since Class I Inception (5/3/99)	Since Class II Inception (2/15/00)
Class I Shares	15.94%	1.77%	4.71%	N/A
Class II Shares	15.38%	N/A	N/A	2.32%
S&P 500 Index**	10.87%	-2.30%	-0.21%	-0.94%
Russell 1000 Index***	11.40%	-1.76%	0.35%	-0.91%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	8.59%	-2.88%	-0.62%	-2.23%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	12.06%	0.04%	2.29%	0.46%

*The Portfolio’s returns are after deduction of expenses and do not include Contract charges.

**The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed.  These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index.  The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization.  These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products.  The returns are net of investment fees and fund expenses but not product charges.  These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.  Although Lipper classifies the Portfolio in the Multi Cap Core Funds Average, the returns for the Large Cap Core Funds Average are also shown, because the management of the portfolios in the Large Cap Core Funds Average is more consistent with the management of the Portfolio.

Money Market Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a group of similar mutual funds. Past performance does not assure that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
1.59% (3rd quarter of 2000)	0.18% (4th quarter of 2003)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns*  (as of 12/31/04)

	1 Year	5 Years	10 Years
Class I Shares	1.01%	2.71%	4.03%
Lipper Variable Insurance Products (VIP) Money Market Funds Average**	0.83%	2.49%	3.82%

*The Portfolio’s returns are after deduction of expenses and do not include Contract charges.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products.  The returns are net of investment fees and fund expenses but not product charges.  These returns would have been lower if they included the effect of product charges.

7-Day Yield*  (as of 12/31/04)

Money Market Portfolio	1.95%
Average Money Market Fund**	1.40%

*The Portfolio’s yield is after deduction of expenses and does not include Contract charges.

**Source:  iMoneyNet, Inc. as of 12/28/04, based on the iMoneyNet Prime Retail Universe.

Natural Resources Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
24.94% (2nd quarter of 1999)	-21.60% (4th quarter of 1997)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns*  (as of 12/31/04)

	1 Year	5 Years	10 Years
Class I Shares	25.17%	20.69%	16.36%
S&P 500 Index**	10.87%	-2.30%	12.07%
Lipper Variable Insurance Products (VIP) Natural Resources Funds Average***	20.32%	12.73%	9.98%

*The Portfolio’s returns are after deduction of expenses and do not include Contract charges.

**The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed.  These returns do not include the effect of any investment management expenses.   These returns would have been lower if they included the effect of these expenses.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products.  The returns are net of investment fees and fund expenses but not product charges.  These returns would have been lower if they included the effect of product charges.

Small Capitalization Stock Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
20.50% (4th quarter of 2001)	-20.61% (3rd quarter of 1998)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns*  (as of 12/31/04)

	1 Year	5 Years	Since Inception (4/25/95)
Class I Shares	22.04%	11.32%	13.59%
S&P SmallCap 600 Index**	22.65%	11.60%	14.01%
Lipper Variable Insurance Products (VIP) SmallCap Core Funds Average***	17.47%	7.82%	12.61%

*The Portfolio’s returns are after deduction of expenses and do not include Contract charges.

**The Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) is a capital-weighted index representing the aggregate market value of the common equity of 600 small company stocks.  The S&P SmallCap 600 Index is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio.  These returns do not include the effect of any investment management expenses.   These returns would have been lower if they included the effect of these expenses.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products.  The returns are net of investment fees and fund expenses but not product charges.  These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

Stock Index Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
21.44% (4th quarter of 1998)	-17.25% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns*  (as of 12/31/04)

	1 Year	5 Years	10 Years
Class I Shares	10.45%	-2.50%	11.78%
S&P 500 Index**	10.87%	-2.30%	12.07%
Lipper Variable Insurance Products (VIP) S&P 500 Objective Funds Average***	10.35%	-2.64%	11.69%

*The Portfolio’s returns are after deduction of expenses and do not include Contract charges.

**The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed.  These returns do not include the effect of any investment management expenses.   These returns would have been lower if they included the effect of these expenses.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products.  The returns are net of investment fees and fund expenses but not product charges.  These returns would have been lower if they included the effect of product charges.

Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns*  (as of 12/31/04)

	1 Year	5 Years	10 Years	Since Class II Inception (5/14/01)
Class I Shares	16.31%	5.64%	11.33%	N/A
Class II Shares	15.83%	N/A	N/A	2.61%
S&P 500 Index**	10.87%	-2.30%	12.07%	0.84%
Russell 1000 Value Index***	16.49%	5.27%	13.83%	5.65%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	11.53%	4.00%	11.20%	2.53%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average****	14.62%	5.42%	11.18%	4.36%

*The Portfolio’s returns are after deduction of expenses and do not include Contract charges .

**The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed.  These returns do not include the effect of any investment management expenses.   These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Russell 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation.  These returns do not include the effect of investment management expenses.  These returns would have been lower if they included the effect of these expenses.    The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products.  The returns are net of investment fees and fund expenses but not product charges.  These returns would have been lower if they included the effect of product charges.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

Zero Coupon Bond Portfolio 2005

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolios will achieve similar results in the future.

Best Quarter	Worst Quarter
12.13% (2nd quarter of 1995)	-6.17% (1st quarter of 1996)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns*  (as of 12/31/04)

	1 Year	5 Years	10 Years
Class I Shares	0.57%	6.83%	7.90%
Lehman Brothers Government Bond Index**	3.48%	7.48%	7.46%
Lipper Variable Insurance Products (VIP) Target Maturity Funds Average***	3.05%	8.94%	8.95%

*The Portfolio’s returns are after deduction of expenses and do not include Contract charges.

**The Lehman Brothers Government Bond Index (LGI) is a weighted index made up of securities issued or backed by the U.S. Government, its agencies and instrumentalities with a remaining maturity of one to 30 years.  The LGI is an unmanaged index and includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns would have been lower if they included the effect of these expenses.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products.  The returns are net of investment fees and fund expenses but not product charges.  These returns would have been lower if they included the effect of product charges

SP AIM Core Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
14.69% (2nd quarter of 2003)	-21.41% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns*  (as of 12/31/04)

	1 Year	Since Inception (9/22/00)
Class I Shares	8.79%	-6.70%
S&P 500 Index**	10.87%	-2.38%
Russell 1000 Index***	11.40%	-2.40%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	8.59%	-3.75%

*The Portfolio’s returns are after deduction of expenses and do not include Contract charges.

**The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed.  These returns do not include the effect of investment management expenses.  These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Russell 1000 Index consists of the 1000 largest companies included in the Russell 3000 Index.  The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization.   These returns do not include the effect of any investment management expenses.   These returns would have been lower if they included the effect of these expenses.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products.  The returns are net of investment fees and fund expenses but not product charges.  These returns would have been lower if they included the effect of product charges.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

SP AllianceBernstein Large Cap Growth Portfolio (formerly, SP Alliance Large Cap Growth Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
14.58% (4th quarter of 2001)	-16.82% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns*  (as of 12/31/04)

	1 Year	Since Inception (9/22/00)
Class I Shares	6.10%	-9.20%
Russell 1000 Index**	11.40%	-2.40%
Russell 1000 Growth Index***	6.30%	-10.55%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	8.04%	-9.53%

*The Portfolio’s returns are after deduction of expenses and do not include Contract charges.

**The Russell 1000 Index consists of the 1000 largest companies in the Russell 3000 Index.  The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization.  These returns do not include the effect of investment management expenses.  These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation.  These returns do not include the effect of any investment management expenses.   These returns would have been lower if they included the effect of these expenses.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products.  The returns are net of investment fees and fund expenses but not product charges.  These returns would have been lower if they included the effect of product charges.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

SP Davis Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
17.06% (2nd quarter of 2003)	-13.69 (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns*  (as of 12/31/04)

	1 Year	Since Inception (9/22/00)
Class I Shares	12.53%	2.64%
S&P 500 Index**	10.87%	-2.38%
Russell 1000 Value Index***	16.49%	5.42%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average****	14.62%	5.01%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	11.53%	3.85%

*The Portfolio’s returns are after deduction of expenses and do not include Contract charges.

**The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed.  These returns do not include the effect of investment management expenses.  These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Russell 1000 Value Index consists of those companies in the Russell 1000 Index that have a less-than-average growth orientation.   These returns do not include the effect of any investment management expenses.   These returns would have been lower if they included the effect of these expenses.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products.  The returns are net of investment fees and fund expenses but not product charges.  These returns would have been lower if they included the effect of product charges.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

 SP Goldman Sachs Small Cap Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
15.70% (2nd quarter of 2003)	-19.18% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns*  (as of 12/31/04)

	1 Year	Since Inception (9/22/00)
Class I Shares	20.69%	11.27%
Russell 2500 Index**	18.29%	7.87%
Russell 2000 Value Index***	22.25%	17.00%
Lipper Variable Insurance Products (VIP) Small Cap Value Funds Average****	20.64%	15.97%

*The Portfolio’s returns are after deduction of expenses and do not include Contract charges.

**The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.  These returns do not include the effect of investment management expenses.  These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Russell 2000 Value Index measures the performance of Russell 2000 companies with higher price-to-book ratios.  These returns do not include the effect of any investment management expenses.   These returns would have been lower if they included the effect of these expenses.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products.  The returns are net of investment fees and fund expenses but not product charges.  These returns would have been lower if they included the effect of product charges.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

SP Large Cap Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
15.25% (2nd quarter of 2003)	-17.90% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns*  (as of 12/31/04)

	1 Year	Since Inception (9/22/00)
Class I Shares	17.75%	4.26%
Russell 1000 Index**	11.40%	-2.40%
Russell 1000 Value Index***	16.49%	5.42%
Lipper Variable Insurance Products (VIP) Large- Cap Value Funds Average****	11.53%	3.85%
Lipper Variable Insurance Products (VIP) Multi Cap Cap Value Funds Average****	14.62%	5.01%

*The Portfolio’s returns are after deduction of expenses and do not include Contract charges.

**The Russell 1000 Index consists of the 1000 largest companies in the Russell 3000 Index.  The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization.  These returns do not include the effect of investment management expenses.  These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Russell 1000 Value Index measures the performance of those Russell 1000 companies that have a less-than-average growth orientation.  These returns do not include the effect of any investment management expenses.   These returns would have been lower if they included the effect of these expenses.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products.  The returns are net of investment fees and fund expenses but not product charges.  These returns would have been lower if they included the effect of product charges.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

SP LSV International Value Portfolio   (formerly, SP Deutsche International Equity Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
15.48% (2nd quarter of 2003)	-17.91% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus

Average Annual Returns*  (as of 12/31/04)

	1 Year	Since Inception (9/22/00)
Class I Shares	15.80%	-2.37%
MSCI EAFE Index**	20.25%	1.63%
Lipper Variable Insurance Products (VIP) International Value Funds Average***	20.75%	4.22%

*The Portfolio’s returns are after deduction of expenses and do not include Contract charges.

**The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East.  These returns do not include the effect of any investment management expenses.   These returns would have been lower if they included the effect of these expenses.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products.  The returns are net of investment fees and fund expenses but not product charges.  These returns would have been lower if they included the effect of product charges.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

SP Mid Cap Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
29.37% (4th quarter of 2001)	-33.97% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns*  (as of 12/31/04)

	1 Year	Since Inception (9/22/00)
Class I Shares	19.55%	-8.16%
Russell Midcap Index**	20.22%	6.06%
Russell Midcap Growth Index***	15.48%	-7.04%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	14.75%	-7.35%
Lipper Variable Insurance Products (VIP) Multi Cap Growth Funds Average****	10.40%	-9.73%

*The Portfolio’s returns are after deduction of expenses and do not include Contract charges.

**The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization.  These returns do not include the effect of investment management expenses.  These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation.  These returns do not include the effect of any investment management expenses.   These returns would have been lower if they included the effect of these expenses.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products.  The returns are net of investment fees and fund expenses but not product charges.  These returns would have been lower if they included the effect of product charges.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

SP PIMCO High Yield Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
8.00% (4th quarter of 2002)	-4.15% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns*  (as of 12/31/04)

	1 Year	Since Inception (9/22/00)
Class I Shares	9.32%	8.55%
Merrill Lynch U.S. High Yield Master II BB-B Rated Index**	9.93%	7.36%
Lehman Brothers Intermediate BB Corporate Bond Index***	8.55%	8.18%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average****	9.84%	6.04%

*The Portfolio’s returns are after deduction of expenses and do not include Contract charges.

**The Merrill Lynch U.S. High Yield Master II BB-B Rated Index is an unmanaged index that includes high yield bonds across the maturity spectrum, within the BB-B rated spectrum, included in the below-investment-grade universe.  These returns do not include the effect of any investment management expenses.   These returns would have been lower if they included the effect of these expenses.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lehman Brothers Intermediate BB Corporate Bond Index is an unmanaged index comprised of various fixed income securities rated BB.  The”Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products.  The returns are net of investment fees and fund expenses but not product charges.  These returns would have been lower if they included the effect of product charges.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

SP PIMCO Total Return Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
5.69% (3rd quarter of 2001)	-2.04% (2nd quarter of 2004)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns*  (as of 12/31/04)

	1 Year	Since Inception (9/22/00)
Class I Shares	5.28%	8.06%
Lehman Brothers U.S. Aggregate Bond Index**	4.34%	7.38%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average***	4.22%	7.05%

*The Portfolio’s returns are after deduction of expenses and do not include Contract charges.

**The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds.  These returns do not include the effect of any investment management expenses.   These returns would have been lower if they included the effect of these expenses.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products.  The returns are net of investment fees and fund expenses but not product charges.  These returns would have been lower if they included the effect of product charges.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

SP Prudential U.S. Emerging Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
24.62% (2nd quarter of 2003)	-27.97% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns*  (as of 12/31/04)

	1 Year	Since Class I Inception (9/22/00)	Since Class II Inception (7/9/01)
Class I Shares	21.39%	-4.86%	N/A
Class II Shares	21.01%	N/A	1.50%
S&P MidCap 400 Index**	16.48%	6.19%	8.48%
Russell Midcap Growth Index***	15.48%	-7.04%	2.70%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	14.75%	-7.35%	0.11%

*The Portfolio’s returns are after deduction of expenses and do not include Contract charges.

**The Standard & Poor’s MidCap 400 Composite Stock Price Index (S&P MidCap 400 Index)—an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation—gives a broad look at how mid cap stock prices have performed.  These returns do not include the effect of any investment management expenses.   These returns would have been lower if they included the effect of these expenses.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation.  The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization.   These returns do not include the effect of any investment management expenses.   These returns would have been lower if they included the effect of these expenses.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products.  The returns are net of investment fees and fund expenses but not product charges.  These returns would have been lower if they included the effect of product charges.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

SP Small Cap Growth Portfolio (formerly, SP State Street Research Small Cap Growth Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
25.50% (4th quarter of 2001)	-26.36% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns*  (as of 12/31/04)

	1 Year	Since Inception (9/22/00)
Class I Shares	-0.92%	-9.71%
Russell 2000 Index**	18.33%	6.79%
Russell 2000 Growth Index***	14.31%	-3.55%
Lipper Variable Insurance Products (VIP) Small Cap Growth Funds Average****	11.71%	-4.23%

*The Portfolio’s returns are after deduction of expenses and do not include Contract charges.

**The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.  These returns do not include the effect of any investment management expenses.   These returns would have been lower if they included the effect of these expenses.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Russell 2000 Growth Index consists of those companies in the Russell 2000 Index that have a greater-than-average growth orientation.   These returns do not include the effect of any investment management expenses.   These returns would have been lower if they included the effect of these expenses.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products.  The returns are net of investment fees and fund expenses but not product charges.  These returns would have been lower if they included the effect of product charges.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

SP Strategic Partners Focused Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
13.30% (4th quarter of 2001)	-19.07% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns*  (as of 12/31/04)

	1 Year	Since Class I Inception (9/22/00)	Since Class II Inception (7/9/01)
Class I Shares	10.58%	-7.99%	N/A
Class II Shares	9.90%	N/A	-5.07%
S&P 500 Index**	10.87%	-2.38%	1.39%
Russell 1000 Growth Index***	6.30%	-10.55%	-2.27%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	8.04%	-9.53%	-1.76%

*The Portfolio’s returns are after deduction of expenses and do not include Contract charges.

**The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how mid cap stock prices have performed.  These returns do not include the effect of any investment management expenses.   These returns would have been lower if they included the effect of these expenses.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Russell 1000 Growth Index consists of those Russell 1000 securities that have a greater-than-average growth orientation.  The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index.  The Russell 3000 Index consists of the 3000 largest U.S. securities, as determined by total market capitalization.   These returns do not include the effect of any investment management expenses.   These returns would have been lower if they included the effect of these expenses.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products.  The returns are net of investment fees and fund expenses but not product charges.  These returns would have been lower if they included the effect of product charges.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

SP William Blair International Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
19.14% (2nd quarter of 2003)	-20.59% (1st quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns*  (as of 12/31/04)

	1 Year	Since Class I Inception (9/22/00)	Since Class II Inception (10/4/00)
Class I Shares	16.54%	-8.35%	N/A
Class II Shares	16.12%	N/A	-8.29%
MSCI EAFE Index**	20.25%	1.63%	1.63%
Lipper Variable Insurance Products (VIP) International Growth Funds Average***	17.36%	-3.37%	-3.37%

*The Portfolio’s returns are after deduction of expenses and do not include Contract charges.

**The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East .  These returns do not include the effect of any investment management expenses.   These returns would have been lower if they included the effect of these expenses.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products.  The returns are net of investment fees and fund expenses but not product charges.  These returns would have been lower if they included the effect of product charges.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

SP Aggressive Growth Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
17.65% (2nd quarter of 2003)	-18.08% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns*  (as of 12/31/04)

	1 Year	Since Inception (9/22/00)
Class I Shares	14.76%	-2.21%
S&P 500 Index**	10.87%	-2.38%
Aggressive Growth AA Custom Blended Index***	13.57%	-1.05%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	12.06%	-1.11%

*The Portfolio’s returns are after deduction of expenses and do not include Contract charges.

**The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed.  These returns do not include the effect of any investment management expenses.   These returns would have been lower if they included the effect of these expenses.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Aggressive Growth AA Custom Blended Index consists of the Russell 1000 Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2000 Value Index (17.5%), the Russell Midcap Growth Index (17.5%), and the MSCI EAFE Index (30%). These returns do not include the effect of any investment management expenses.   These returns would have been lower if they included the effect of these expenses.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products.  The returns are net of investment fees and fund expenses but not product charges.  These returns would have been lower if they included the effect of product charges.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

SP Balanced Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
11.68% (2nd quarter of 2003)	-9.62% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns*  (as of 12/31/04)

	1 Year	Since Inception (9/22/00)
Class I Shares	11.09%	2.63%
S&P 500 Index**	10.87%	-2.38%
Balanced AA Custom Blended Index***	9.89%	2.65%
Lipper Variable Insurance Products (VIP) Balanced Funds Average****	8.55%	2.59%

*The Portfolio’s returns are after deduction of expenses and do not include Contract charges.

**The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed.  These returns do not include the effect of any investment management expenses.   These returns would have been lower if they included the effect of these expenses.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Balanced AA Custom Blended Index consists of the Russell 1000 Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2500 Value Index (7.5%), the Russell Midcap Growth Index (7.5%), the Lehman Brothers Aggregate Bond Index (30%), the Lehman Brothers Intermediate BB Index (10%) and the MSCI EAFE Index (10%). These returns do not include the effect of any investment management expenses.   These returns would have been lower if they included the effect of these expenses.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products.  The returns are net of investment fees and fund expenses but not product charges.  These returns would have been lower if they included the effect of product charges.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

SP Conservative Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
8.59% ( 2nd quarter of 2003 )	-5.30% ( 3rd quarter of 2002 )

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns*  (as of 12/31/04)

	1 Year	Since Inception (9/22/00)
Class I Shares	8.89%	4.38%
S&P 500 Index**	10.87%	-2.38%
Conservative AA Custom Blended Index***	8.04%	4.34%
Lipper Variable Insurance Products (VIP) Income Funds Average****	8.47%	4.28%

*The Portfolio’s returns are after deduction of expenses and do not include Contract charges.

**The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed.  These returns do not include the effect of any investment management expenses.   These returns would have been lower if they included the effect of these expenses.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Conservative AA Custom Blended Index consists of the Russell 3000 Index (32%). Lehman Brothers U.S. Aggregate Bond Index (60%) and MSCI EAFE Index (8%).  These returns do not include the effect of any investment management expenses.   These returns would have been lower if they included the effect of these expenses.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products.  The returns are net of investment fees and fund expenses but not product charges.  These returns would have been lower if they included the effect of product charges.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

SP Growth Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter

Worst Quarter

14.52% ( 2nd quarter of 2003 )	-13.64% (3rd quarter of 2001 )

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns*  (as of 12/31/04)

	1 Year	Since Inception (9/22/00)
Class I Shares	13.05%	0.24%
S&P 500 Index**	10.87%	-2.38%
Growth AA Custom Blended Index***	11.73%	0.85%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	12.06%	-1.11%

*The Portfolio’s returns are after deduction of expenses and do not include Contract charges.

**The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed.  These returns do not include the effect of any investment management expenses.   These returns would have been lower if they included the effect of these expenses.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Growth AA Custom Blended Index consists of the Russell 1000 Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2500 Value Index (12.5%), the Russell Midcap Growth Index (12.5%) the Lehman Brothers Aggregate Bond Index (12.5%) the Lehman Brothers Intermediate BB Index (7.5%), and the MSCI EAFE Index (20%). These returns do not include the effect of any investment management expenses.   These returns would have been lower if they included the effect of these expenses.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products.  The returns are net of investment fees and fund expenses but not product charges.  These returns would have been lower if they included the effect of product charges.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

Investors incur certain fees and expenses in connection with an investment in the Fund’s Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table.  See the accompanying Contract prospectus for more information about Contract changes.

CLASS I SHARES

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Conservative Balanced Portfolio	N/A	0.55%	None	.04%	.59%
Diversified Bond Portfolio	N/A	0.40%	None	.05%	.45%
Diversified Conservative Growth Portfolio	N/A	0.75%	None	.22%	.97%
Equity Portfolio	N/A	0.45%	None	.03%	.48%
Flexible Managed Portfolio	N/A	0.60%	None	.02%	.62%
Global Portfolio	N/A	0.75%	None	.09%	.84%
Government Income Portfolio	N/A	0.40%	None	.07%	.47%
High Yield Bond Portfolio	N/A	0.55%	None	.04%	.59%
Jennison Portfolio	N/A	0.60%	None	.04%	.64%
Jennison 20/20 Focus Portfolio	N/A	0.75%	None	.13%	.88%
Money Market Portfolio	N/A	0.40%	None	.05%	.45%
Natural Resources Portfolio	N/A	0.45%	None	.06%	.51%
Small Capitalization Stock Portfolio	N/A	0.40%	None	.07%	.47%
Stock Index Portfolio	N/A	0.35%	None	.03%	.38%
Value Portfolio	N/A	0.40%	None	.04%	.44%
Zero Coupon Bond 2005 Portfolio	N/A	0.40%	None	.23%	.63%
SP AIM Core Equity Portfolio*	N/A	0.85%	None	.63%	1.48%
SP AllianceBernstein Large Cap Growth Portfolio	N/A	0.90%	None	.17%	1.07%
SP Davis Value Portfolio	N/A	0.75%	None	.07%	.82%
SP Goldman Sachs Small Cap Value Portfolio	N/A	0.90%	None	.06%	.96%
SP Large Cap Value Portfolio	N/A	0.80%	None	.06%	.86%
SP LSV International Value Portfolio*	N/A	0.90%	None	.33%	1.23%
SP Mid Cap Growth Portfolio*	N/A	0.80%	None	.26%	1.06%
SP PIMCO High Yield Portfolio	N/A	0.60%	None	.08%	.68%
SP PIMCO Total Return Portfolio	N/A	0.60%	None	.05%	.65%
SP Prudential U.S. Emerging Growth Portfolio	N/A	0.60%	None	.18%	.78%
SP Small Cap Growth Portfolio	N/A	0.95%	None	.14%	1.09%
SP Strategic Partners Focused Growth Portfolio*	N/A	0.90%	None	.38%	1.28%
SP William Blair International Growth Portfolio	N/A	0.85%	None	.17%	1.02%
SP Aggressive Growth Asset Allocation Portfolio	N/A	0.84%**	None	.11%	.95	%***
SP Balanced Asset Allocation Portfolio	N/A	0.76%**	None	.09%	.85	%***
SP Conservative Asset Allocation Portfolio	N/A	0.72%**	None	.08%	.80	%***
SP Growth Asset Allocation Portfolio	N/A	0.81%**	None	.10%	.91	%***

*                         The Portfolio’s total actual annual operating expenses for the year ended December 31, 2004 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements. These waivers, reimbursements, and offset arrangements are voluntary and may be terminated by Prudential Investments LLC at any time. After accounting for the waivers, reimbursements and offset arrangements, the Portfolio’s actual annual operating expenses were 1.00% for SP AIM Core Equity Portfolio, 1.10% for SP LSV International Value Portfolio, 1.00% for SP Mid Cap Growth Portfolio, 1.01% for SP Strategic Partners Focused Growth Portfolio.

**                  Each Asset Allocation Portfolio invests only in shares of other underlying Fund Portfolios. The management fees shown for each Asset Allocation Portfolio is based on the weighted average of the management fees borne by the underlying Fund Portfolios according to the allocation percentage targets in place during 2004, plus a 0.05% annual management fee paid to Prudential Investments LLC. The only management fee directly paid by the Asset Allocation Portfolios is the 0.05% fee paid to Prudential Investments LLC.

***           Although the Asset Allocation Portfolios do not incur any expenses directly other than the 0.05% fee paid to Prudential Investments LLC, shareholders indirectly bear the expenses of the underlying Fund Portfolios in which the Asset Allocation Portfolios invest.  The Total Annual Portfolio Operating Expenses figures shown include (a) management fees based on the weighted average of the management fees borne by the underlying Fund Portfolios according to the allocation percentage targets in place during 2004, (b) Other Expenses based on the weighted average of the Other Expenses of the underlying Fund Portfolios according to the allocation percentage targets in place during 2004, and (c) the 0.05% fee paid to Prudential Investments LLC.

The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

CLASS II

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses(1)	Total Annual Portfolio Operating Expenses
Equity Portfolio	N/A	0.45%	0.25%	.18%	.88%
Jennison Portfolio	N/A	0.60%	0.25%	.19%	1.04%
Jennison 20/20 Focus Portfolio	N/A	0.75%	0.25%	.28%	1.28%
Value Portfolio	N/A	0.40%	0.25%	.19%	.84%
SP Prudential U.S. Emerging Growth Portfolio	N/A	0.60%	0.25%	.33%	1.18%
SP Strategic Partners Focused Growth Portfolio*	N/A	0.90%	0.25%	.53%	1.68%
SP William Blair International Growth Portfolio	N/A	0.85%	0.25%	.32%	1.42%

(1)   Includes 0.15% administration fee.

*           The Portfolio’s total actual annual operating expenses for the year ended December 31, 2004 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements. These waivers, reimbursements, and offset arrangements are voluntary and may be terminated by Prudential Investments LLC at any time. After accounting for the waivers, reimbursements and offset arrangements, the SP Strategic Partners Focused Growth Portfolio’s actual annual operating expenses were 1.41%.

Example

The following example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The example assumes that you invest $10,000 in shares of the Portfolios for the time periods indicated.  The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same as in the prior tables. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS I SHARES

	1 Year	3 Years	5 Years	10 Years
Conservative Balanced Portfolio	$60	$189	$329	$738
Diversified Bond Portfolio	46	144	252	567
Diversified Conservative Growth Portfolio	99	309	536	1,190
Equity Portfolio	49	154	269	604
Flexible Managed Portfolio	63	199	346	774
Global Portfolio	86	268	466	1,037
Government Income Portfolio	48	151	263	591
High Yield Bond Portfolio	60	189	329	738
Jennison Portfolio	65	205	357	798
Jennison 20/20 Focus Portfolio	90	281	488	1,084
Money Market Portfolio	46	144	252	567
Natural Resources Portfolio	52	164	285	640
Small Capitalization Stock Portfolio	48	151	263	591
Stock Index Portfolio	39	122	213	480
Value Portfolio	45	141	246	555
Zero Coupon Bond 2005 Portfolio	64	202	351	786
SP AIM Core Equity Portfolio	102	421	762	1,727
SP AllianceBernstein Large Cap Growth Portfolio	109	340	590	1,306
SP Davis Value Portfolio	84	262	455	1,014
SP Goldman Sachs Small Cap Value Portfolio	98	306	531	1,178
SP Large Cap Value Portfolio	88	274	477	1,061
SP LSV International Value Portfolio	112	377	663	1,477
SP Mid Cap Growth Portfolio	102	331	579	1,289
SP PIMCO High Yield Portfolio	69	218	379	847
SP PIMCO Total Return Portfolio	66	208	362	810
SP Prudential U.S. Emerging Growth Portfolio	80	249	433	966
SP Small Cap Growth Portfolio	111	347	601	1,329
SP Strategic Partners Focused Growth Portfolio	103	379	676	1,522
SP William Blair International Growth Portfolio	104	325	563	1,248
SP Aggressive Growth Asset Allocation Portfolio	96	302	525	1,165
SP Balanced Asset Allocation Portfolio	86	270	470	1,048
SP Conservative Asset Allocation Portfolio	81	254	443	989
SP Growth Asset Allocation Portfolio	92	289	503	1,119

CLASS II SHARES

	1 Year	3 Years	5 Years	10 Years
Equity Portfolio	$90	$281	$488	$1,084
Jennison Portfolio	106	331	574	1,271
Jennison 20/20 Focus Portfolio	130	406	702	1,545
Value Portfolio	86	268	466	1,037
SP Prudential U.S. Emerging Growth Portfolio	120	375	649	1,432
SP Strategic Partners Focused Growth Portfolio	144	503	887	1,964
SP William Blair International Growth Portfolio	145	449	776	1,702

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Conservative Balanced Portfolio

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest in equity, debt and money market securities in order to achieve diversification.  We seek to maintain a conservative blend of investments that will have strong performance in a down market and solid, but not necessarily outstanding, performance in up markets.  This Portfolio may be appropriate for an investor looking for diversification with less risk than that of the Flexible Managed Portfolio, while recognizing that this reduces the chances of greater appreciation.

Under normal conditions, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	15%	50%	75%
Debt obligations and money market securities	25%	50%	85%

The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the Standard & Poor’s 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated “investment grade.” This means major rating services, like Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments.

The Portfolio may also invest in lower-rated securities, which are riskier and are considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The Portfolio’s investment in debt securities may include investments in mortgage-related securities.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

The Portfolio may invest in asset-backed securities. Up to 5% of the Portfolio’s assets may also be invested in collateralized debt obligations (CDOs) and other credit-related asset-backed securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•                  Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•                  Purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies

•                  Purchase and sell exchange-traded fund shares

•                  Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts

•                  Forward foreign currency exchange contracts

•                  Purchase securities on a when-issued or delayed delivery basis.

•                  Short sales.  No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•                  Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

•                  Credit-linked securities,, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

•                  Repurchase Agreements. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC.

•                  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•                  Reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when the markets are unstable.

The equity Portfolio is managed by Quantitative Management Associates LLC and the fixed income and money market portions of the Portfolio are managed by Prudential Investment Management, Inc.  Prior to July 1, 2004, the entire Portfolio was managed by Prudential Investment Management, Inc.

Diversified Bond Portfolio

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

To achieve our objective, we normally invest at least 80% of the Portfolio’s investable assets in intermediate and long term debt obligations that are rated investment grade and high quality money market instruments.  The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

In general, the value of debt obligations moves in the opposite direction as interest rates—if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest.  We will adjust the mix of the Portfolio’s short-term, intermediate and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.

Investment grade debt securities are those that major rating services, like Standard and Poor’s Ratings Group (S&P) or Moody’s Investor Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio’s investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include U.S. Government securities, mortgage-related securities, asset-backed securities, and corporate bonds.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt and convertible and preferred stocks and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio’s total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•                  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may invested in CDO’s.

•                  Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•                  Purchase and sell options on debt securities and financial indexes; purchase and sell interest rate and interest rate swap futures contracts and options on those contracts.

•                  Forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

•                  Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•                  Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

•                  Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•                  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.  The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

Diversified Conservative Growth Portfolio

The investment objective of this Portfolio is to provide current income and a reasonable level of capital appreciation. We seek to achieve this objective by investing in a diversified portfolio of debt and equity securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest in a diversified portfolio of debt and equity securities. Under normal market conditions, we invest approximately 60% of the Portfolio’s total assets in debt securities of varying maturities with a dollar- weighted average portfolio maturity of between 4 and 15 years or an average duration ranging between two years below and two years above the average duration of the Portfolio’s benchmark index. The Portfolio will normally invest approximately 40% of its total assets in equity and equity-related securities issued by U.S. and foreign companies.

This Portfolio is designed for investors who want investment professionals to make their asset allocation decisions for them and are seeking current income and low to moderate capital appreciation. We have contracted with five highly regarded subadvisers who each will manage a portion of the Portfolio’s assets. In this way, the Portfolio offers diversification not only of asset type, but also of investment style. Investors in this Portfolio should have both sufficient time and tolerance for risk to accept periodic declines in the value of their investment.

The types of debt securities in which we can invest include U.S. Government securities, securities of its agencies or government sponsored enterprises, corporate debt obligations of non-U.S. issuers, including convertible securities and corporate commercial paper, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and asset-backed securities, inflation-indexed bonds of governments and corporations, structured notes, including hybrid or “indexed” securities, delayed funding loans and revolving credit facilities, obligations of international agencies and supranational agencies, commercial paper, bank certificates of deposit, fixed time deposits, and bankers acceptances. These debt securities will generally be investment grade. This means major rating services, like Standard and Poor’s Ratings Group (S&P) or Moody’s Investor Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. We may also invest up to 35% of the Portfolio’s total assets in lower rated securities that are riskier and considered speculative. Up to 25% of the Portfolio’s total assets may be invested in debt obligations issued or guaranteed by foreign governments, their agencies and instrumentalities, supranational organizations, and foreign corporations or financial institutions. Up to 10% of the Portfolio’s total assets may be invested in debt obligations of issuers in emerging markets. (The maturity of a bond is the number of years until the principal is due and payable. Weighted average maturity is calculated by adding the maturities of all of the bonds in the Portfolio and dividing by the number of bonds on a dollar-weighted basis.)

Up to 15% of the Portfolio’s total assets may be invested in foreign equity securities, including those of companies in emerging markets. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

Generally, the Portfolio’s assets will be allocated as shown in the table below.  However, we may rebalance the Portfolio’s assets at any time or add or eliminate portfolio segments, in accordance with the Portfolio’s investment objective and policies.

Percent of Portfolio Assets	Asset Class	Subadviser	Investment Style

40%	Fixed income	Pacific Investment Management Company LLC	Mostly high-quality debt instruments
20%	Fixed income	Prudential Investment Management, Inc. (PIM)	High-yield debt, including junk bonds and emerging market debt
15%	Equities	Jennison Associates LLC	Growth-oriented, focusing on large cap stocks
15%	Equities	Jennison Associates LLC	Value-oriented, focusing on large cap stocks
5%	Equities	EARNEST Partners LLC	Value-oriented, focusing on small cap and mid cap stocks
5%	Equities	RS Investment Management LP	Growth-oriented, focusing on small cap and mid cap stocks.

We may also invest in loans arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans and assignments.

We may also invest in debt securities of the U.S. Treasury and corporations that have been issued without interest coupons or that have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligation (stripped securities).

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•                  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDO’s.

•                  Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•                  Forward foreign currency exchange contracts.

•                  Purchase and sell options on equity securities, debt securities, financial indexes and U.S. Government securities; engage in foreign currency exchange contracts and related options.

•                  Purchase and write put and call options on foreign currencies; trade currency futures contracts and options on those contracts.

•                  Purchase and sell futures on debt securities, U.S. Government securities, financial indexes, interest rates, interest rate swaps and related options.

•                  Invest in delayed delivery and when-issued securities.

•                  Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•                  Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

•                  Preferred stock.

•                  Convertible debt.

•                  Debt from emerging markets.

•                  Event-linked bonds.

•                  Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•                  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls.

•                  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•                  Long and short credit default swaps.

In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stock of major established companies (over $5 billion in market capitalization) as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

20% of the Portfolio’s investable assets may be invested in short, intermediate or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as “junk bonds.”

In deciding which stocks to buy, our portfolio managers use a blend of investment styles. That is, we invest in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends and also invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•                  Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•                  Purchase and sell options on equity securities, stock indexes and foreign currencies

•                  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•                  Forward foreign currency exchange contracts

•                  Purchase securities on a when-issued or delayed delivery basis.

•                  Short sales against-the-box.

•                  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•                  Equity and/or debt securities of Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments in response to adverse market conditions or when we are restructuring the portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio’s assets. GE Asset Management Inc. and Salomon Brothers Asset Management Inc are each responsible for managing approximately 25% of the Portfolio’s assets.

Flexible Managed Portfolio

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

We invest in equity, debt and money market securities — in order to achieve diversification in a single Portfolio. We seek to maintain a more aggressive mix of investments than the Conservative Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.

Generally, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	25%	60%	100%
Fixed income securities	0%	40%	75%

The equity portion of the Fund is generally managed under an “enhanced index style.” Under this style, the portfolio managers utilize a quantitative approach in seeking to out-perform the Standard & Poor’s 500 Composite Stock Price Index and to limit the possibility of significantly under-performing that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

Most of the securities in the fixed income portion of this Portfolio will be investment grade. However, we may also invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or “junk bonds” are riskier and considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•                  Real Estate Investment Trusts (REITs).

•                  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities (up to 5% of the Portfolio’s assets may be invested in these instruments).

•                  Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•                  Purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies.

•                  Purchase and sell exchange-traded fund shares.

•                  Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

•                  Forward foreign currency exchange contracts.

•                  Purchase securities on a when-issued or delayed delivery basis.

•                  Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•                  Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

•                  Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

•                  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.  We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The stock portion of the Portfolio is managed by Quantitative Management Associates LLC and the fixed income portion of the Portfolio is managed by Prudential Investment Management, Inc.  Prior to July 1, 2004, the entire Portfolio was managed by Prudential Investment Management, Inc.

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest primarily in equity and equity-related securities of foreign and U.S. companies. When selecting stocks, we use a growth approach which means we look for companies that have above-average growth prospects. In making our stock picks, we look for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies we choose have superior management, a unique market niche or a strong new product.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. Although we are not required to invest in a minimum number of countries, we intend generally to invest in at least three countries, including the U.S. However, in response to market conditions, we can invest up to 35% of the Portfolio’s total assets in any one foreign country (The 35% limitation does not apply to U.S investments).

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•                  Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•                  Purchase and sell options on equity securities, stock indexes and foreign currencies.

•                  Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

•                  Forward foreign currency exchange contracts.

•                  Purchase securities on a when-issued or delayed delivery basis.

•                  Equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

•                  Short sales against-the-box.

•                  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•                  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

Government Income Portfolio

The investment objective of this Portfolio is a high level of income over the longer term consistent with the preservation of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Normally, we invest at least 80% of the Portfolio’s investable assets in U.S. Government securities, which include Treasury securities, obligations issued or guaranteed by U.S. Government agencies and instrumentalities and mortgage-related securities issued by U.S. Government instrumentalities.  The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

U.S. Government securities are considered among the most creditworthy of debt securities. Because they are generally considered less risky, their yields tend to be lower than the yields from corporate debt. Like all debt securities, the values of U.S. Government securities will change as interest rates change.

The Portfolio may normally invest up to 20% of its investable assets in (i) money market instruments, (ii) asset-backed securities rated at least single A by Moody’s or S&P (or if unrated, of comparable quality in our judgment) and (iii) subject to a limit of 10% of its investable assets and as long as such securities are rated at least single A by Moody’s or S&P (or if unrated, of comparable quality in our judgment), foreign securities (including securities issued by foreign governments, supranational organizations or non-governmental foreign issuers such as banks or corporations) denominated in U.S. dollars or in foreign currencies which may or may not be hedged to the U.S. dollar.  The Portfolio may invest up to 15% of its net assets in zero coupon bonds.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•                  Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•                  Purchase and sell options on debt securities and financial indexes.

•                  Purchase and sell domestic and foreign interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when-issued or delayed delivery basis.

•                  Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•                  Swap agreements, including interest rate, credit-default, total return and index swaps. The Portfolio may also invest in options on swaps.

•                  Forward foreign currency exchange contracts and foreign currency futures contracts.

•                  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•                  Reverse repurchase agreements and dollar rolls (the Portfolio may invest up to 30% of its assets in these instruments).

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Portfolio’s assets when the markets are unstable. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio is managed by Prudential Investment Management, Inc.

High Yield Bond Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest primarily in high yield/high risk debt securities, which are often referred to as high yield bonds or “junk bonds.” High yield bonds and junk bonds are riskier than higher rated bonds and are considered speculative. Normally, we will invest at least 80% of the Portfolio’s investable assets in medium to lower rated debt securities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Lower rated and comparable unrated securities tend to offer better yields than higher rated securities with the same maturities because the issuer’s financial condition may not have been as strong as that of higher rated issuers. Changes in the perception of the creditworthiness of the issuers of lower rated securities tend to occur more frequently and in a more pronounced manner than for issuers of higher rated securities.

The Portfolio may invest up to 20% of its total assets in U.S. dollar denominated debt securities issued outside the U.S. by foreign and U.S. issuers.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•                  Common stock, debt securities and convertible debt and preferred stock.

•                  Loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

•                  Asset-backed securities.

•                  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDO’s.

•                  Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•                  Purchase and sell options on debt securities.

•                  Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts.

•                  Purchase securities on a when-issued or delayed delivery basis.

•                  PIK bonds.

•                  Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•                  Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

•                  Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•                  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•                  Reverse repurchase agreements and dollar rolls (up to 30 % of the Portfolio’s assets may be invested in these instruments).

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, product and/or marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company- by-company basis using fundamental analysis. In making our stock picks, we look for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies we choose have superior management, a unique market niche or a strong new product.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody’s or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio’s assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•                  Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•                  Purchase and sell options on equity securities, stock indexes and foreign currencies.

•                  Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

•                  Forward foreign currency exchange contracts.

•                  Purchase securities on a when-issued or delayed delivery basis.

•                  Equity swap agreements.

•                  Short sales against-the-box.

•                  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•                  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

Jennison 20/20 Focus Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve this objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in up to 40 equity securities of U.S. companies that are selected by the Portfolio’s two portfolio managers as having strong capital appreciation potential. Each portfolio manager will manage his own portion of the Portfolio’s assets, which will usually include a maximum of 20 securities. Because the Portfolio will be investing in 40 or fewer securities, an investment in this Portfolio may be riskier than an investment in a more widely diversified fund. We intend to be fully invested, under normal market conditions, but may accumulate cash and other short- term investments in such amounts and for such temporary periods of time as market conditions dictate.

Our strategy is to combine the efforts of two outstanding portfolio managers, each with a different investment style, and to invest in only the favorite stock picks of each manager. One manager will invest using a value approach, which means he will attempt to identify strong companies selling at a discount from their perceived true value. The other manager will use a growth approach, which means he seeks companies that exhibit higher-than-average earnings growth.

Normally, the Portfolio will invest at least 80% of its total assets in common stocks and equity-related securities such as preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. We may also invest in warrants and similar rights that can be exercised for equity securities, but will not invest more than 5% of the Portfolio’s total assets in unattached warrants or rights. The Portfolio may invest up to 20% of its total assets in cash, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and derivatives. Up to 20% of the Portfolio’s total assets may be invested in foreign securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•                  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•                  Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•                  Purchase and sell options on financial indexes that are traded on U.S or foreign securities exchanges or in the over-the-counter market.

•                  Purchase and sell futures contracts on stock indexes and foreign currencies and options on those contracts.

•                  Purchase or sell securities on a when-issued or delayed delivery basis.

•                  Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. We may also use up to 25% of the Portfolio’s net assets for short sales against-the-box.

•                  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

Money Market Portfolio

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. While we make every effort to achieve our objective, we can’t guarantee success.

We invest in a diversified portfolio of short-term debt obligations of the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset backed securities, funding agreements, certificates of deposit, floating and variable rate demand notes, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments.

The net asset value for the Portfolio will ordinarily remain issued at $10 per share because dividends are declared and reinvested daily. The price of each share remains the same, but when dividends are declared the value of your investment grows.

We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act of 1940 (Investment Company Act) Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present “minimal credit risk” and are of “eligible quality.” “Eligible quality” for this purpose means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations.

An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers’ acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or “matures.” This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns, protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•                  Purchase securities on a when-issued or delayed delivery basis.

•                  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•                  Reverse repurchase agreements (the Portfolio may invest up to 10% of its net assets in these instruments).

The Portfolio is managed by Prudential Investment Management, Inc.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.  Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

Natural Resources Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stocks and convertible securities of natural resource companies and in securities that are related to the market value of some natural resource (asset-indexed securities). The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Natural resource companies are companies that primarily own, explore, mine, process or otherwise develop natural resources, or supply goods and services to such companies. Natural resources generally include precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, strategic metals such as uranium and titanium, hydrocarbons such as coal and oil, timberland, undeveloped real property and agricultural commodities.

We seek securities that are attractively priced as compared to the intrinsic value of the underlying natural resource or securities of companies in a position to benefit from current or expected economic conditions.

Depending on prevailing trends, we may shift the Portfolio’s focus from one natural resource to another, however, we will not invest more than 25% of the Portfolio’s total assets in a single natural resource industry.

The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. As a result, the Portfolio’s performance may be more clearly tied to the success or failure of a smaller group of Portfolio holdings. There are additional risks associated with the Portfolio’s investment in the securities of natural resource companies. The market value of the securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics.

When acquiring asset-indexed securities, we usually will invest in obligations rated at least BBB by Moody’s or Baa by S&P (or, if unrated, of comparable quality in our judgment). However, we may invest in asset-indexed securities rated as low as CC by Moody’s or Ca by S&P or in unrated securities of comparable quality. These high-risk or “junk bonds” are considered speculative.

The Portfolio may also acquire asset-indexed securities issued in the form of commercial paper provided they are rated at least A-2 by S&P or P-2 by Moody’s (or, if unrated, of comparable quality in our judgment).

The Portfolio may invest up to 20% of its investable assets in securities that are not asset-indexed or natural resource related. These holdings may include common stocks, convertible stock, debt securities and money market instruments. When acquiring debt securities, we usually will invest in obligations rated A or better by S&P or Moody’s (or, if unrated, of comparable quality in our judgment). However, we may invest in debt securities rated as low as CC by Moody’s or Ca by S&P or in unrated securities of comparable quality.

Up to 30% of the Portfolio’s total assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•                  Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•                  Purchase and sell options on equity securities, stock indexes and foreign currencies.

•                  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•                  Forward foreign currency exchange contracts.

•                  Purchase securities on a when-issued or delayed delivery basis.

•                  Short sales against-the-box.

•                  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

Under normal circumstances, the Portfolio may invest up to 20% of its investable assets in money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

Small Capitalization Stock Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We attempt to achieve the investment results of the Standard & Poor’s Small Capitalization 600 Stock Index (S&P SmallCap 600 Index), a market-weighted index which consists of 600 smaller capitalization U.S. stocks. Normally we do this by investing at least 80% of the Portfolio’s investable assets in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Because the Portfolio seeks to achieve the performance of a stock index, the Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks.

The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time — as of December 31, 2004, the S&P SmallCap 600 Index stocks had market capitalizations of between $69 million and $4.89 billion. They are selected for market size, liquidity and industry group. The S&P SmallCap 600 Index has above-average risk and may fluctuate more than the S&P 500 Index.

The Portfolio may also hold cash or cash equivalents, in which case its performance will differ from that of the Index.

We attempt to minimize these differences by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies to try to improve the Portfolio’s returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•                  Purchase and sell options on equity securities and stock indexes.

•                  Purchase and sell stock index futures contracts and options on those futures contracts.

•                  Purchase and sell exchange-traded fund shares.

•                  Purchase securities on a when-issued or delayed delivery basis.

•                  Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

•                  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio is managed by Quantitative Management Associates LLC.  Prior to July 1, 2004, the Portfolio was managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P SmallCap 600 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the Portfolio. “Standard & Poor’s,” “Standard & Poor’s Small Capitalization Stock Index” and “Standard & Poor’s SmallCap 600” are trademarks of McGraw Hill.

Stock Index Portfolio

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

To achieve our objective, we use the performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor’s 500 Composite Stock Price Index. The S&P 500 Index is a market- weighted index which represents more than 70% of the market value of all publicly-traded common stocks.

We will normally invest at least 80% of the Portfolio’s investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio’s performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•                  Purchase and sell options on stock indexes.

•                  Purchase and sell stock futures contracts and options on those futures contracts.

•                  Purchase and sell exchange-traded fund shares.

•                  Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

•                  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•                  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio is managed by Quantitative Management Associates LLC. Prior to July 1, 2004, the Portfolio was managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P 500 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. “Standard & Poor’s,” “Standard & Poor’s 500” and “500” are trademarks of McGraw Hill.

Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio’s total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. When deciding which stocks to buy, we combine a set of quantitative screens with fundamental research to invest in companies that are undervalued in the market and have identifiable catalysts that may be able to close the gap between the stock price and what we believe to be the true worth of the company. We focus on stocks that are undervalued — those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. We also buy equity-related securities — like bonds, corporate notes and preferred stock — that can be converted into a company’s common stock or other equity security.

In deciding which stocks to buy, we use what is known as a value investment style. That is, we invest in stocks that we believe are undervalued, given the company’s earnings, cash flow or asset values. We look for catalysts that will help unlock inherent value. A number of conditions can warrant the sale of an existing position, including (1) the stock has reached its price target; (2) subsequent events invalidate our investment thesis; (3) the catalysts we expected to narrow the gap between the stock price and what we believe to be the true worth of the company have passed or no longer exist; or (4) the stock price declines to below what we had thought to be the reasonable worst-case scenario.

Up to 35% of the Portfolio’s total assets may be invested in other debt obligations including non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody’s or S&P. We may also invest in obligations rated as low as CC by Moody’s or Ca by S&P. These securities are considered speculative and are often referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•                  Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•                  Swap agreements, including interest rate and equity swaps.

•                  Purchase and sell options on equity securities.

•                  Purchase and sell exchange traded funds, stock indexes and foreign currencies.

•                  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts

•                  Forward foreign currency exchange contracts.

•                  Purchase securities on a when-issued or delayed delivery basis.

•                  Short sales and short sales against-the-box.

•                  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•                  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the

Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

Zero Coupon Bond Portfolio 2005

The investment objective of this Portfolio is the highest predictable compound investment for a specific period of time, consistent with the safety of invested capital. On the liquidation date all of the securities held by the Portfolio will be sold and all outstanding shares of the Portfolio will be redeemed. Please refer to your variable contract prospectus for information on your reallocation options and the Portfolio to which your investment will be transferred if you do not provide other instructions. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest at least 80% of the Portfolio’s investable assets in debt securities of the U.S. Treasury and corporations that have been issued without interest coupons or that have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligation (stripped securities). The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. The Portfolio seeks a higher yield than would be realized by just holding the Portfolio’s initial investments.  We actively manage the Portfolio to take advantage of trading opportunities that may arise from supply and demand dynamics or perceived differences in the quality or liquidity of securities. By pursuing this strategy, the Portfolio has the risk that it will not realize the yield of its initial investments.

The Portfolio invests only in debt securities that do not involve substantial risk of loss of capital through default and that can be readily sold. Although these securities are not high-risk, their value does vary because of changes in interest rates. In order to lessen the impact of interest rate changes, we will keep the duration of the Portfolio within one year of the Portfolio’s liquidation date. (Duration is a measure of a “length” of a bond, or in this case, a portfolio of bonds. It is a mathematical calculation that takes into account the maturities of the bonds, coupon rates and prevailing interest rates.)

Generally, we invest at least 70% of the Portfolio’s total assets in stripped securities that are obligations of the U.S. Government and which mature within two years of the Portfolio’s liquidation date. Up to 30% of the Portfolio’s total assets may be invested in either stripped securities of corporations or interest bearing corporate debt securities rated no lower than Baa by a major rating service (or, if unrated, of comparable quality in our judgment).

Under normal conditions, no more than 20% of the Portfolio’s investable assets may be invested in interest-bearing securities. However, as the liquidation date of the Portfolio draws near, we may invest more than 20% in interest bearing securities as a defensive measure.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

Under normal circumstances, the Portfolio may invest in money market instruments for cash management purposes. As the Portfolio’s liquidation date nears, we may increase our investment in money market instruments. In addition, in response to adverse market conditions, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

SP AIM Core Equity Portfolio

The investment objective of this Portfolio is growth of capital. This investment objective is non-fundamental, meaning that we can change the objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in equity securities, including convertible securities, of established companies that have long-term above-average growth in earnings and growth companies that the portfolio managers believe have the potential for above-average growth in earnings. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. In complying with this 80% requirement, the Portfolio’s investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio’s direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts (ADRs).

The Portfolio may invest in corporate debt securities. Corporations issue debt securities of various types, including bonds and debentures (which are long-term), notes (which may be short- or long-term), bankers acceptances (indirectly secured borrowings to facilitate commercial transactions) and commercial paper (short-term unsecured notes).

The Portfolio may also invest in convertible securities whose values will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and price that is unfavorable to the Portfolio.

The values of fixed rate income securities tend to vary inversely with changes in interest rates, with longer-term securities generally being more volatile than shorter-term securities. Corporate securities frequently are subject to call provisions that entitle the issuer to repurchase such securities at a predetermined price prior to their stated maturity. In the event that a security is called during a period of declining interest rates, the Portfolio may be required to reinvest the proceeds in securities having a lower yield. In addition, in the event that a security was purchased at a premium over the call price, the Portfolio will experience a capital loss if the security is called. Adjustable rate corporate debt securities may have interest rate caps and floors.

The Portfolio may invest in securities issued or guaranteed by the United States Government or its agencies or instrumentalities. These include Treasury securities (bills, notes, bonds and other debt securities) which differ only in their interest rates, maturities and times of issuance. U.S. Government agency and instrumentality securities include securities which are supported by the full faith and credit of the U.S., securities that are supported by the right of the agency to borrow from the U.S. Treasury, securities that are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality and securities that are supported only by the credit of such agencies. While the U.S. Government may provide financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. The values of such securities fluctuate inversely to interest rates.

The Portfolio may hold up to 20% of its assets in foreign securities. Such investments may include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and other securities representing underlying securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

The Portfolio has authority to deal in foreign exchange between currencies of the different countries in which it will invest either for the settlement of transactions or as a hedge against possible variations in the foreign exchange rates between those currencies. This may be accomplished through direct purchases or sales of foreign currency, purchases of futures contracts with respect to foreign currency (and options thereon), and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange-traded futures contracts.

The Portfolio may also pursue certain types of investment strategies and/or invest in certain types of securities including but not limited to the following:

•                  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs). Such investments will not exceed 15% of the total assets of the Portfolio.

•                  Purchase and sell options on futures contracts or forward contracts which are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency.

•                  Reverse repurchase agreements. The Portfolio may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

•                  Purchase securities of unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

•                  Securities of other investment companies to the extent permitted by the Investment Company Act, and rules and regulations thereunder, and if applicable, exemptive orders granted by the SEC.

•                  Purchase and sell stock index futures contracts and related options on stock index futures, and may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

•                  Preferred stock, convertible debt and convertible preferred stock.

•                  Forward foreign currency exchange contracts.

•                  Restricted securities.

•                  Repurchase agreements.

•                  Dollar rolls.

•                  Warrants.

•                  When-issued and delayed delivery securities

•                  Options on stock and debt securities, options on stock indexes, and options on foreign currencies.

•                  Equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts, World Equity Benchmark Series, NASDAQ 100 tracking shares, Dow Jones Industrial Average Instruments and Optimised Portfolios as Listed Securities. Investments in equity-linked derivatives involve the same risk associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investment in other investment companies.

•                  U.S. Government securities.

•                  Short sales against-the-box (no more than 10% of the Portfolio’s total assets may be deposited or pledged as collateral for short sales at any one time).

In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Portfolio may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. The Portfolio may borrow for emergency or temporary purposes. As a result, the Portfolio may not achieve its investment objective.

The Portfolio is managed by A I M Capital Management, Inc.

SP AllianceBernstein Large Cap Growth Portfolio  (formerly, SP Alliance Large Cap Growth Portfolio)

The investment objective of this Portfolio is growth of capital by pursuing aggressive investment policies. While we make every effort to achieve our objective, we cannot guarantee success and it is possible that you could lose money.

Under normal circumstances, the Portfolio invests at least 80% of its investable assets in stocks of companies considered to have large capitalizations. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in the portfolio. Through this approach, AllianceBernstein seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Portfolio usually invests in about 40-60 companies, with the 25 most highly regarded of these companies generally constituting approximately 70% of the Portfolio’s investable assets. AllianceBernstein seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Portfolio also may invest up to 20% of its investable assets in convertible debt and convertible preferred stock and up to 15% of its total assets in equity securities of non-U.S. companies.

The Portfolio will invest in special situations from time to time. A special situation arises when, in the opinion of AllianceBernstein, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among other, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Among the principal risks of investing in the Portfolio is market risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value.

The Portfolio seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 85% of its total assets in the equity securities of U.S. companies. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

AllianceBernstein’s investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. AllianceBernstein relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500companies.  An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, AllianceBernstein seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes.

The Portfolio may invest in a wide variety of equity securities including large cap stocks, convertible and preferred securities, warrants and rights. The Portfolio may also invest in foreign securities, including foreign equity securities, and other securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). The Portfolio may invest in American Depositary Receipts (ADRs), which are not subject to the 15% limitation on foreign securities. The Portfolio may also invest in derivatives and in short term investments, including money market securities, short term U.S. Government obligations, repurchase agreements, commercial paper, banker’s acceptances and certificates of deposit.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•                  Foreign securities (up to 15% of the Portfolio’s total assets may be invested in foreign securities).

•                  Purchase and sell exchange-traded index options and stock index future contracts.

•                  Write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

•                  Short sales against-the-box of up to 15% of net Portfolio assets.

•                  Illiquid securities (up to 10% of net Portfolio assets).

In response to adverse market conditions or when restructuring the Portfolio, AllianceBernstein may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Alliance Capital Management, L.P.

SP Davis Value Portfolio

The investment objective of this Portfolio is growth of capital.  While we will make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion.  It may also invest in stocks of foreign companies and U.S. companies with smaller capitalizations.

Over the years, Davis has developed a list of characteristics that it believes allows companies to expand earnings over the long term and minimize risk to enhance their potential for superior long-term returns.  While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of these characteristics.

First Class Management

•                  Proven track record

•                  Significant personal ownership in business

•                  Intelligent allocation of capital

•                  Smart application of technology to improve business and lower costs

Strong Financial Condition and Profitability

•                  Strong balance sheet

•                  Low cost structure/low debt

•                  High after-tax returns on capital

•                  High quality of earnings

Strategic Positioning for the Long Term

•                  Non-obsolescent products/services

•                  Dominant or growing market share in a growing market

•                  Global presence and brand names

Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical.  Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•                  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio uses short-term investments to maintain flexibility while evaluating long-term opportunities. The Portfolio also may use short-term investments for temporary defensive purposes; in the event the portfolio managers anticipate a decline in the market values of common stock of large capitalization domestic companies, they may reduce the risk by investing in short-term securities until market conditions improve. Unlike common stocks, these investments will not appreciate in value when the market advances. In such a circumstance, the short-term investments will not contribute to the Portfolio’s investment objective.

The Portfolio is managed by Davis Advisors.

SP Goldman Sachs Small Cap Value Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in small capitalization companies.  The Portfolio will not change this policy unless it provides 60 days written prior notice to contract owners.  The Portfolio generally defines small capitalization stocks as stocks of companies with a capitalization of $4 billion or less.  The Portfolio may invest up to 25% of its assets in foreign securities.

The Portfolio seeks to achieve its objective through investments primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace.  Typically, in choosing stocks, the subadviser looks for companies using the subadviser’s value investment philosophy.  The subadviser seeks to identify:

•                  Well-positioned businesses that have:

i.                     Attractive returns on capital;

ii.                  Sustainable earnings and cash flow;

iii.               Strong company management focused on long-term returns to shareholders;

•                  Attractive valuation opportunities where:

i.                     The intrinsic value of the business is not reflected in the stock price.

Price and Prospects.  All successful investing should thoughtfully weigh two important attributes of a stock:  price and prospects.  Since most value managers tend to focus almost exclusively on price, they often underestimate the importance of prospects.  The Sub-Advisor believes a company’s prospective ability to generate high cash flow and returns on capital will strongly influence investment success.

Uncertainty creates opportunity.  Some stock price declines truly reflect a permanently disadvantaged business model.  These stocks are the “value traps” that mire price-oriented investors.  Other stock price declines merely reflect near-term market volatility.  Through our proprietary research and strong valuation discipline, the Sub-Advisor seeks to purchase well-positioned, cash generating businesses run by shareholder-oriented managements at a price low enough to provide a healthy margin of safety.

Avoiding “value traps”.  The Sub-Advisor believes the key to successful investing in the small cap value space is to avoid the “losers” or “value traps.”  Academic studies have shown that small cap value has historically outperformed other asset classes, but with higher volatility and less liquidity.  By focusing on stock selection within sectors and avoiding the “losers,” we believe we can participate in the long-term performance of small cap value with much less risk than other managers.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•                  Derivative strategies to reduce certain risks of its investments and to enhance income.

•                  Purchase and sell options on equity securities or stock indices.

•                  Purchase and sell foreign currency options on U.S. exchanges or U.S. over-the-counter markets.

•                  Purchase and sell stock index futures contracts and options on these futures contracts for certain hedging and risk management purposes.  New financial products and risk management techniques continue to be developed, and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

•                  Forward foreign currency exchange contracts.

•                  Preferred stock and bonds that have attached warrants and convertible debt and convertible preferred stock.

•                  Swaps.

•                  Repurchase agreements.

•                  REITs.

•                  Private Investments in Public Equity “PIPES.”

The Portfolio may, for temporary defensive purposes or pending other investments, invest in high-quality, short-term debt obligations of banks, corporations or the U.S. government.  While the Portfolio is in a defensive position, its ability to achieve its investment objective of long-term growth of capital will be limited.

The Portfolio is managed by Goldman Sachs Asset Management, L.P.

SP Large Cap Value Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in common stocks and securities convertible into common stocks.  The Portfolio generally defines large capitalization companies as those with a total market capitalization of $5 billion or more (measured at the time of purchase).  The Portfolio will not change this policy unless it provides 60 days written notice to contract owners.

The Portfolio seeks to achieve its objective through investments primarily in equity securities or large capitalization companies that are believed to be undervalued and have an above-average potential to increase in price, given the company’s sales, earnings, book value, cash flow and recent performance.

The Portfolio may invest in debt obligations for their appreciation potential, including debt obligations issued by the U.S. Treasury, debt obligations issued or guaranteed by the U.S. Government, and debt obligations issued by U.S. and foreign companies that are rated at least A by Standard & Poor’s or by Moody’s or the equivalent by another major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•                  Preferred stock and bonds that have attached warrants.

•                  Convertible debt and convertible preferred stock.

•                  Asset-backed securities.

•                  Alternative investment strategies—including derivatives—to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•                  Purchase and sell options on equity or debt securities, stock indexes and foreign currencies.

•                  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•                  Swaps.

•                  Repurchase agreements.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments or U.S. Government securities.  Investing heavily in these securities limits our ability to achieve the Portfolio’s investment objective, but can help preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by J.P. Morgan Investment Management Inc. (J.P. Morgan) and Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley).  J.P. Morgan and Hotchkis and Wiley are each responsible for managing approximately 50% of the Portfolio’s assets.

SP LSV International Value Portfolio  (formerly, SP Deutsche International Equity Portfolio)

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in equity securities of companies represented in the MSCI EAFE Index. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

LSV uses proprietary investment models to manage the Portfolio in a bottom-up security selection approach combined with overall portfolio risk management.  The primary components of the investment models are: 1) indicators of fundamental undervaluation, such as high dividend yield, low price-to-cash flow ratio or low price-to-earnings ratio, 2) indicators of past negative market sentiment, such as poor past stock price performance, 3) indicators of recent momentum, such as high recent stock price performance, and 4) control of incremental risk relative to the benchmark index.  All such indicators are measured relative to the overall universe of non-US, developed market equities.  This investment strategy can be described as a “contrarian value” approach.  The objective of the strategy is to outperform the unhedged U.S. Dollar total return (net of foreign dividend withholding taxes) of the MSCI EAFE Index.

The Portfolio may invest in equity securities from any of the countries comprising the MSCI EAFE Index.  The Portfolio will typically hold at least 100 stocks and will generally align its country weightings with those of the MSCI EAFE Index.  LSV intends to keep the Portfolio’s assets as fully invested in non-U.S. equities as practicable at all times, except as needed to accommodate the Portfolio’s liquidity needs.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•                  Convertible securities.

•                  Warrants.

•                  Foreign securities.

•                  Options (on stock, debt, stock indices, foreign currencies, and futures).

•                  Futures contracts.

•                  Forward foreign currency exchange contracts.

•                  Interest rate swaps.

•                  Loan participations.

•                  Reverse repurchase agreements.

•                  Dollar rolls.

•                  When-issued and delayed delivery securities

•                  Short sales.

•                  Illiquid securities.

The Portfolio may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Portfolio may invest up to 100% of its assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent the Portfolio might adopt such a position over the course of its duration, the Portfolio may not meet its goal of long-term capital appreciation.

The Portfolio is managed by LSV Asset Management.  Prior to November 22, 2004, the Portfolio was managed by Deutsche Asset Management Investment Services Limited.

SP Mid Cap Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible you could lose money.

The Portfolio invests, under normal market conditions, at least 80% of its investable assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalizations that are believed to have above-average growth potential. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap™ Growth Index range at the time of the Portfolio’s investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap™ Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the fund’s 80% investment policy. As of February 28, 2004, the top of the Russell Midcap™ Growth Index range was approximately $36.073 billion. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. The investment adviser uses a bottom-up and top-down, analysis in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) as well as top-down approach of diversification by industry and company, and paying attention to macro-level investment themes.

The Portfolio may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies. The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (i) 20% of its net assets in foreign securities and (ii) 10% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities.

The Portfolio may also invest in a variety of debt securities, equity securities, and other instruments, including the following types of securities:

•                  Corporate debt.

•                  Lower-rated bonds.

•                  U.S. Government securities.

•                  Variable and floating rate obligations.

•                  Zero coupon bonds.

•                  Deferred interest bonds.

•                  PIK bonds.

•                  Depository receipts.

•                  Emerging markets equity securities.

•                  Forward contracts.

•                  Futures contracts.

•                  Securities issued by investment companies.

•                  Options (on currencies, futures, securities, and stock indices).

•                  Repurchase agreements.

•                  Restricted securities.

•                  Short sales and short sales against-the-box.

•                  Short-term debt.

•                  Warrants.

•                  When-issued and delayed delivery securities.

The Portfolio may borrow for temporary purposes.

In response to adverse market conditions or when restructuring the Portfolio, the investment adviser may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when markets are unstable.

The Portfolio is managed by Calamos Advisors LLC

SP PIMCO High Yield Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in high yield/high risk bonds, which are often referred to as “junk bonds.” The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. The Portfolio may invest up to 15% of its total assets in derivative instruments, such as options, futures contracts or swaps. The Portfolio may also invest in mortgage-related securities or asset-backed securities.

The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are described below in the section on the SP PIMCO Total Return Portfolio.  The Portfolio may also invest in the following types of debt obligations:  commercial paper, bank certificates of deposit, fixed time deposits and bankers’ acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or “indexed” securities and loan participations, delayed funding loans and revolving credit facilities.

Securities rated lower than Baa by Moody’s Investors Service, Inc. (Moody’s) or lower than BBB by Standard & Poor’s Ratings Services (S&P) are sometimes referred to as “high yield” or “junk” bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•                  Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps.

•                  Preferred stock.

•                  Debt from emerging markets.

•                  Event-linked bonds.

•                  Inflation-indexed bonds issued by both governments and corporations.

•                  Convertible debt and convertible preferred stock securities.

•                  Short sales.

•                  Securities issued on a when-issued or delayed delivery basis (the Portfolio may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitment)).

•                  Repurchase Agreements and Reverse repurchase agreements.

•                  Dollar rolls.

•                  Illiquid securities (up to 15% of the Portfolio’s net assets may be invested in these instruments).

•                  Securities issued by other investment companies (up to 10% of the Portfolio’s assets may be invested in such securities). As a shareholder of an investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

•                  Long and short credit default swaps.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, which are described in the section on SP PIMCO Total Return Portfolio.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

SP PIMCO Total Return Portfolio

The Investment objective of this Portfolio is a high total return. This investment objective is non-fundamental, meaning that we can change the investment objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in investment grade debt securities. It may also invest up to 10% of its assets in high yield/high risk securities (also known as “junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality.

The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

The Portfolio may invest in the following types of debt securities:  commercial paper, bank certificates of deposit, fixed time deposits and bankers’ acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or “indexed” securities and loan participations, delayed funding loans and revolving credit facilities.

The Portfolio may invest in inflation-indexed bonds issued by both governments and corporations, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•                  Swap agreements, including interest rate, credit default, currency exchange rate, total return and swap spreadlock  swaps.

•                  Preferred stock.

•                  Debt from emerging markets.

•                  Forward foreign currency exchange contracts.

•                  Event-linked bonds.

•                  Convertible debt and convertible preferred stock.

•                  Short sales.

•                  Securities issued on a when-issued or delayed delivery basis, and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).

•                  Repurchase Agreements and Reverse Repurchase Agreements.

•                  Dollar rolls.

•                  Illiquid securities (up to15% of the Portfolio’s assets may be invested in these instruments).

•                  Securities of other investment companies (up to 10% of the Portfolio’s assets may be invested in these instruments). As a shareholder of an investment

•                  company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

•                  Long and short credit default swaps.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional Portfolios, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Directors in an amount sufficient to meet such commitments. Delayed loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

SP Prudential U.S. Emerging Growth Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve its objective, we can’t guarantee success and it is possible that you could lose money.

In deciding which equities to buy, the Portfolio uses what is known as a growth investment style. This means the Portfolio invests in companies that it believes could experience superior sales or earnings growth. In pursuing this objective, the Portfolio normally invests at least 80% of the Portfolio’s investable assets in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio considers small and medium-sized companies to be those with market capitalizations that are less than the largest capitalization of the Standard and Poor’s Mid Cap 400 Stock Index as of the end of a calendar quarter. As of December 31, 2003, this number was $11.8 billion. We use the market capitalization measurements used by S&P at time of purchase.

In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include American Depositary Receipts (ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

The Portfolio also may buy convertible debt securities and convertible preferred stock. These are securities that the Portfolio can convert into the company’s common stock or some other equity security. The Portfolio will only invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.

The Portfolio can invest up to 20% of investable assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio’s total returns. As the Portfolio’s assets grow, the impact of IPO investments will decline, which may reduce the Portfolio’s total returns.

The Portfolio can invest up to 35% of total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio can invest up to 20% of investable assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Group (S&P), respectively). The Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•                  Repurchase agreements.

•                  Foreign currency forward contracts.

•                  Derivative strategies.

•                  Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States.

•                  Mortgage-related securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio’s shares.

•                  Purchase and write (that is, sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market.

•                  Financial futures contracts and options thereon which are traded on a commodities exchange or board of trade.

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 20% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

As a result of the strategies described above, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio’s performance.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of the Portfolio’s assets in cash or money market instruments. Investing heavily in these securities limits the Portfolio’s ability to achieve capital appreciation, but can help to preserve its assets when the equity markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

SP Small Cap Growth Portfolio (formerly, SP State Street Research Small Cap Growth Portfolio)

The investment objective of this Portfolio is long-term capital growth. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Under normal circumstances, the Portfolio will invest at least 80% of its investable assets in common stocks of small capitalization companies.  The fund considers a company to be a small capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.  The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The subadvisers are primarily looking for companies in the developing stages of their life cycles, which are currently priced below the subadvisers’ estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy. The Portfolio may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts (ADRs) are not subject to this 25% limitation.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•                  Derivatives. A derivative is a financial instrument whose value is “derived,” in some manner, from the price of another security, index, asset or rate. Derivatives include options and futures contracts, among a wide range of other instruments.

•                  Repurchase agreements.

•                  Debt securities.

•                  Convertible securities

•                  High yield or “junk” bonds.

•                  Warrants.

•                  Forward foreign currency exchange contracts.

•                  Interest rate swaps.

•                  When-issued and delayed delivery securities.

•                  Short sales against-the-box.

•                  U.S. Government securities.

•                  Brady Bonds.

•                  Illiquid securities.

In response to adverse market conditions or when restructuring the Portfolio, the subadvisers may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by Neuberger Berman Asset Management (Neuberger Berman) and Eagle Asset Management (Eagle).  Neuberger Berman and Eagle are each responsible for managing approximately 50% of the Portfolio’s assets.  Prior to May 1, 2005, the Portfolio was managed on an interim basis by BlackRock Advisors, Inc. from January 31, 2005 to April 30, 2005.  Prior to January 31, 2005, the Portfolio was managed by State Street Research and Management Company.

SP Strategic Partners Focused Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that are believed to have strong capital appreciation potential. The Portfolio’s strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of three portfolio managers (two of whom invest as a team). Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio’s assets in any one issuer

The Portfolio may actively and frequently trade its portfolio securities. The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest in a relatively high percentage of net assets in a small number of issuers. Investing in a nondiversified mutual fund, particularly a fund investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

The primary equity-related securities in which the Portfolio invests are common stocks. Generally, each investment adviser will consider selling or reducing a stock position when, in their opinion, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A price decline of a stock does not necessarily mean that an investment adviser will sell the stock at that time. During market declines, either investment adviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the adviser invests. Conversely, in rising markets, either investment adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the adviser’s portfolio segment.

In deciding which stocks to buy, each investment adviser uses what is known as a growth investment style. This means that each adviser will invest in stocks they believe could experience superior sales or earnings growth.

The Portfolio may buy common stocks of companies of every size — small-, medium- and Large Capitalization —although its investments are mostly in medium- and Large Capitalization stocks. The Portfolio intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions.

Under normal conditions, there will be an approximately equal division of the Portfolio’s assets between the two investment advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the two investment advisers as the portfolio manager deems appropriate. There will be a periodic rebalancing of each segment’s assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the manager may allocate assets from the portfolio segment that has appreciated more to the other.

AllianceBernstein’s portfolio manager utilizes the fundamental analysis and research of AllianceBernsteins’s large internal research staff. In selecting stocks for the Portfolio, he emphasizes stock selection and investment in a limited number of companies that have strong management, superior industry positions, excellent balance sheets and the ability to demonstrate superior earnings growth.

Jennison Associates’ portfolio managers invest in mid-size and large companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. These companies generally trade at high prices relative to their current earnings.

Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each investment adviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of the Portfolio or that the two advisers may simultaneously favor the same industry. Prudential Investments LLC will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one investment adviser buys a security as the other adviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The portfolio manager will consider these costs in determining the allocation of assets. The portfolio manager will consider the timing of reallocation based upon the best interests of the Portfolio and its shareholders. To maintain the Portfolio’s federal income tax status as a regulated investment company, Jennison Associates also may have to sell securities on a periodic basis.

The Portfolio may invest up to 20% of its total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. The Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Portfolio shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Portfolio’s assets in equity-related securities. In response to adverse market, economic, political or other conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the equity markets are unstable.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•                  Repurchase agreements.

•                  Purchase and write (that is, sell) put and call options on securities indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to try to enhance return or to hedge the Portfolio’s portfolio. The Portfolio may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Portfolio also may purchase put and call options to offset previously written put and call options of the same series. The Portfolio will write only “covered” options. The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures. The Portfolio may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

•                  Securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

•                  Futures contracts and options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes.

•                  Purchase put and call options and write (that is, sell) “covered” put and call options on futures contracts that are traded on U.S. and foreign exchanges.

•                  Short sales.

•                  Derivatives to try to improve the Portfolio’s returns. The Portfolio may use hedging techniques to try to protect the Portfolio’s assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

•                  Nonconvertible preferred stocks.

•                  Convertible debt and convertible preferred stock

•                  American Depositary Receipts (ADRs).

•                  Warrants and rights that can be exercised to obtain stock.

•                  Investments in various types of business ventures, including partnerships and joint ventures.

•                  Equity and debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 33% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

It is not a principal strategy of the Portfolio to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Portfolio’s performance.

The Portfolio is managed by Jennison Associates LLC and Alliance Capital Management L.P

SP William Blair International Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in equity related securities of foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria: its securities are traded principally on stock exchanges in one or more foreign countries; it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive office is located in a foreign country.

The Portfolio invests in about 60 securities of primarily non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Portfolio may also invest in American Depositary Receipts (ADRs), which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, William Blair looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. William Blair uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, William Blair looks at a company’s basic financial and operational characteristics as well as compare the company’s stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company’s stock, its earnings growth and the price of existing portfolio holdings. Another important part of William Blair’s research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management’s ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.

Generally, William Blair looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company’s products.

In addition, William Blair looks for companies whose securities appear to be attractively valued relative to: each company’s peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company’s fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only “Investment-Grade” fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody’s Investors Service, Inc. (Moody’s), or Standard & Poor’s Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody’s or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•                  Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•                  Purchase and sell options on equity securities, stock indexes and foreign currencies.

•                  Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts,

•                  Forward foreign currency exchange contracts.

•                  Purchase securities on a when-issued or delayed delivery basis.

•                  Borrow up to 33% of the value of the Portfolio’s total assets.

•                  Short sales against-the-box.

•                  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market, economic or political conditions, the portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio’s assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

This Portfolio is managed by William Blair & Company LLC.

SP Asset Allocation Portfolios

There are four Asset Allocation Portfolios. The investment objective of each of the Portfolios is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Fund’s Board of Directors at any time. While each Portfolio will try to achieve its objective, we can’t guarantee success and it is possible that you could lose money. The Asset Allocation Portfolios are designed for:

•               the investor who wants to maximize total return potential, but lacks the time, or expertise to do so effectively;

•               the investor who does not want to watch the financial markets in order to make periodic exchanges among Portfolios; and

•               the investor who wants to take advantage of the risk management features of an asset allocation program.

The investor chooses an Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to the investor’s individual planning needs, objectives and comfort.

Each Asset Allocation Portfolio currently invests its assets in shares of underlying Portfolios according to the target percentages indicated in the Portfolio descriptions below. Periodically, we will rebalance each Asset Allocation Portfolio to bring the Portfolio’s holdings in line with those target percentages. Prudential Investments LLC (PI) expects that the rebalancing will occur on a monthly basis, although the rebalancing may occur less frequently. In addition, PI will review the target percentages annually. Based on its evaluation, the target percentages may be adjusted. Such adjustments will be reflected in the annual update to this prospectus. With respect to each of the four Asset Allocation Portfolios, PI reserves the right to alter the percentage allocations indicated below and/or the underlying Fund Portfolios in which the Asset Allocation Portfolio invests if market conditions warrant. Although we will make every effort to meet each Asset Allocation Portfolio’s investment objective, we can’t guarantee success.

The performance of each Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the underlying Portfolios. A principal risk of investing in each Asset Allocation Portfolio is that PI will make less than optimal decisions regarding allocation of assets in the underlying Portfolios. Because each of the Asset Allocation Portfolios invests all of its assets in underlying Portfolios, the risks associated with each Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the underlying Portfolios. The ability of each Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the underlying Portfolios to achieve their investment objectives.

Each Asset Allocation Portfolio is managed by Prudential Investments LLC.

SP Aggressive Growth Asset Allocation Portfolio

This Portfolio seeks capital appreciation by investing in domestic equity Portfolios and international Portfolios.  The Portfolio currently invests in the following underlying Portfolios:

•               a domestic equity component (approximately 72% of the Portfolio), invested in shares of:

Jennison Portfolio	(32% of Portfolio)
SP Large Cap Value Portfolio	(35% of Portfolio)
SP Small Cap Growth Portfolio	(3% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(2% of Portfolio)

•               an international equity component (approximately 28% of the Portfolio), invested in shares of:

SP LSV International Value Portfolio	(14% of Portfolio)
SP William Blair International Growth Portfolio	(14% of Portfolio)

For more information on the underlying Portfolios, please refer to the descriptions of each Portfolio’s investment objectives and policies included in this prospectus.

SP Balanced Asset Allocation Portfolio

This Portfolio seeks to balance current income and growth of capital by investing in domestic equity Portfolios, fixed income Portfolios and international Portfolios.  The Portfolio currently invests in the following underlying Portfolios:

•               a domestic equity component (approximately 45% of the Portfolio), invested in shares of:

Jennison Portfolio	(20% of Portfolio)
SP Large Cap Value Portfolio	(22% of Portfolio)
SP Small Cap Growth Portfolio	(1.5% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(1.5% of Portfolio)

•               a fixed income component (approximately 37% of the Portfolio), invested in shares of:

SP PIMCO Total Return Portfolio	(30% of Portfolio)
SP PIMCO High Yield Portfolio	(3% of Portfolio)
Money Market Portfolio	(4% of Portfolio)

•               an international equity component (approximately 18% of the Portfolio), invested in shares of:

SP LSV International Value Portfolio	(9% of Portfolio)
SP William Blair International Growth Portfolio	(9% of Portfolio)

For more information on the underlying Portfolios, please refer to the description of each Portfolio’s investment objectives and policies included in this prospectus.

SP Conservative Asset Allocation Portfolio

This Portfolio seeks to provide current income with low to moderate capital appreciation by investing in domestic equity Portfolios, fixed income Portfolios, and international Portfolios. The Portfolio currently invests in the following underlying Portfolios:

•                       a domestic equity component (approximately 31% of the Portfolio), invested in shares of:

Jennison Portfolio	(13% of Portfolio)
SP Large Cap Value Portfolio	(16% of Portfolio)
SP Small Cap Growth Portfolio	(1% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(1% of Portfolio)

•               a fixed income component (approximately 57% of the Portfolio), invested in shares of:

SP PIMCO Total Return Portfolio	(47% of Portfolio)
SP PIMCO High Yield Portfolio	(3% of Portfolio)
Money Market Portfolio	(7% of Portfolio)

•               an international equity component (approximately 12% of the Portfolio), invested in shares of:

SP LSV International Value Portfolio	(6% of Portfolio)
SP William Blair International Growth Portfolio	(6% of Portfolio)

For more information on the underlying Portfolios, please refer to the description of each Portfolio’s investment objectives and policies included in this prospectus.

SP Growth Asset Allocation Portfolio

This Portfolio seeks to provide long-term growth of capital with consideration also given to current income by investing in domestic equity Portfolios, fixed income Portfolios, and international Portfolios. The Portfolio currently invests in the following underlying Portfolios:

•               a domestic equity component (approximately 59% of the Portfolio), invested in shares of:

Jennison Portfolio	(26% of Portfolio)
SP Large Cap Value Portfolio	(29% of Portfolio)
SP Small Cap Growth Portfolio	(2.5% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(1.5% of Portfolio)

•               a fixed income component (approximately 18% of the Portfolio), invested in shares of:

SP PIMCO High Yield Portfolio	(3% of Portfolio)
SP PIMCO Total Return Portfolio	(15% of Portfolio)

•               an international equity component (approximately 23% of the Portfolio), invested in shares of:

SP LSV International Value Portfolio	(11.5% of Portfolio)
SP William Blair International Growth Portfolio	(11.5% of Portfolio)

For more information on the underlying Portfolios, please refer to the descriptions of each Portfolio’s investment objectives and policies included in this prospectus.

*    *    *

MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, they offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Forward Foreign Currency Exchange Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-Related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier”. Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class.  Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed.  This restricted period can last many months.  Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities.  Generally, such restrictions cause the PIPEs to be illiquid during this time.  PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio and the Zero Coupon Bond Portfolio 2005, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Goldman Sachs Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio’s holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $94 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2004 for each of the Fund’s Portfolios.

Portfolio	Total advisory fees as% of average net assets
Conservative Balanced	0.55
Diversified Bond	0.40
Diversified Conservative Growth	0.75
Equity	0.45
Flexible Managed	0.60
Global	0.75
Government Income	0.40
High Yield Bond	0.55
Jennison 20/20 Focus	0.75
Jennison	0.60
Money Market	0.40
Natural Resources	0.45
Small Capitalization Stock	0.40
Stock Index	0.35
Value	0.40
Zero Coupon Bond 2005	0.40
SP AIM Core Equity	0.85
SP AllianceBernstein Large Cap Growth	0.90
SP Davis Value	0.75
SP Goldman Sachs Small Cap Value	0.90
SP Large Cap Value	0.80
SP LSV International Value	0.90
SP Mid Cap Growth	0.80
SP PIMCO High Yield	0.60
SP PIMCO Total Return	0.60
SP Prudential U.S. Emerging Growth	0.60
SP Small Cap Growth	0.95
SP Strategic Partners Focused Growth	0.90
SP William Blair International Growth	0.85
SP Aggressive Growth Asset Allocation	0.85	**
SP Balanced Asset Allocation	0.77	**
SP Conservative Asset Allocation	0.72	**
SP Growth Asset Allocation	0.81	**

**                  Each Asset Allocation Portfolio invests only in shares of other underlying Fund Portfolios. The management fee shown for each Asset Allocation Portfolio is based on the weighted average of the management fees borne by the underlying  Fund Portfolios according to the allocation percentage targets in place during 2004, plus a 0.05% annual management fee paid to PI.  The only management fee directly paid by the Asset Allocation Portfolios is the 0.05% fee paid to PI.

Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•                  Global Portfolio

•                  Natural Resources Portfolio

•                  Jennison Portfolio

•                  Jennison 20/20 Focus Portfolio

•                  SP Prudential U.S. Emerging Growth Portfolio

•                  Value Portfolio

•                  Diversified Conservative Growth Portfolio (portion)

•                  Equity Portfolio (portion)

•                  SP Strategic Partners Focused Growth Portfolio (portion)

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2004, Jennison had approximately $64 billion in assets under management for institutional and mutual fund clients.  The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (PIM) serves as the subadviser for the following Portfolios:

•                  Conservative Balanced Portfolio (portion)

•                  Diversified Bond Portfolio

•                  Flexible Managed Portfolio (portion)

•                  Government Income Portfolio

•                  High Yield Bond Portfolio

•                  Money Market Portfolio

•                  Zero Coupon Bond Portfolio 2005

•                  Diversified Conservative Growth Portfolio (portion)

PIM is a wholly owned subsidiary of Prudential Financial, Inc.  As of December 31, 2004, PIM had approximately $200 billion in assets under management.  The address of PIM is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Quantitative Management Associates LLC (QMA) serves as the subadviser for the following Portfolios:

•                  Conservative Balanced Portfolio (portion)

•                  Flexible Managed Portfolio (portion)

•                  Small Capitalization Stock Portfolio

•                  Stock Index Portfolio

QMA is a wholly owned indirect subsidiary of Prudential Investment Management, Inc. (PIM).  As of December 31, 2004, QMA had approximately $52 billion in assets under management. The address of QMA is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

A I M Capital Management, Inc. (AIM Capital) serves as the subadviser for the following Portfolios:

•                  SP AIM Core Equity Portfolio

AIM Capital, a registered investment adviser, is an indirect, wholly-owned subsidiary of AMVESCAP, PLC, an international investment management company based in London, with money managers in Europe, South America and the Far East.  AIM Capital, together with its affiliates, advised or managed approximately 200 investment portfolios as of December 31, 2004, encompassing a broad range of investment objectives. AIM Capital uses a team approach to investment management. As of December 31, 2004, AIM Capital and its affiliates managed approximately $138 billion in assets.  The address of AIM Capital is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

Alliance Capital Management L.P. (AllianceBernstein) serves as the subadviser for the following Portfolios:

•                  SP AllianceBernstein Large Cap Growth Portfolio

•                  SP Strategic Partners Focused Growth Portfolio (portion)

AllianceBernstein is a leading global investment management firm, with approximately $539 billion assets under management at December 31, 2004. AllianceBernstein provides investment management services for many of the largest U.S. public and private employee benefit plans, foundations, public employee retirement funds, pension funds, endowments, banks, insurance companies and high-net-worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios.  The address of AllianceBernstein is 1345 Avenue of the Americas, New York, New York 10105.

Calamos Advisors LLC (Calamos) serves as the subadviser to the SP Mid Cap Growth Portfolio. Calamos, a registered investment adviser, is a wholly-owned subsidiary of Calamos Holdings LLC. As of December 31, 2004, Calamos managed approximately $38 billion in assets for institutions, individuals, investment companies and hedge funds. The address of Calamos is 1111 E. Warrenville Road, Naperville, Illinois 60563-1463.

Davis Advisors (Davis) serves as the subadviser to the SP Davis Value Portfolio. As of December 31, 2004, Davis managed approximately $58 billion in assets.  The address of Davis is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Eagle Asset Management (Eagle) serves as subadviser for approximately 50% of the assets of the SP Small Cap Growth Portfolio. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc. that was founded in 1976.  Eagle employs approximately 40 investment professionals, and has approximately $10 billion in assets under management as of December 31, 2004.  The address of Eagle is 880 Carillon Parkway, St. Petersburg, Florida 33733.

EARNEST Partners LLC (EARNEST) serves as a subadviser to a portion of the assets of the Diversified Conservative Growth Portfolio. EARNEST was founded in 1998 and as of December 31, 2004, managed approximately $13.934 billion in assets. The address of EARNEST is 75 Fourteenth Street, Suite 2300, Atlanta, Georgia 30309.

GE Asset Management Incorporated (GEAM) serves as the subadviser to approximately 25% of the Equity Portfolio. GEAM’s ultimate parent is General Electric Company. As of December 31, 2004, GEAM oversees in excess of $178 billion under management.  The address of GEAM is 3001 Summer Street, Stamford, Connecticut 06904.

Goldman Sachs Asset Management, L.P.  (GSAM)  serves as the subadviser to the SP Goldman Sachs Small Cap Value Portfolio.  GSAM, along with other units of the Investment Management Division of Goldman, Sachs & Company (Goldman Sachs), managed approximately $451.3 billion in assets as of December 31, 2004.  The address of GSAM is 32 Old Slip, 23rd floor, New York, New York 10005.

Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley) serves as the subadviser for approximately 50% of the assets of the SP Large Cap Value Portfolio.  Hotchkis and Wiley is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are employees of Hotchkis and Wiley and Stephen Group, Inc. and affiliates, which is a diversified holding company.  As of December 31, 2004, Hotchkis and Wiley had over $19.4 billion in assets under management.  The address of Hotchkis and Wiley is 725 South Figueroa Street, Suite 3900, Los Angeles, California 90017-5439.

J.P. Morgan Investment Management Inc. (J.P. Morgan) serves as the subadviser for approximately 50% of the assets of the SP Large Cap Value Portfolio.  J.P. Morgan is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm.  JP Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide.  As of December 31, 2004, J.P. Morgan and its affiliated companies had approximately $791 billion in assets under management worldwide.  The address of J.P. Morgan is 522 Fifth Avenue, New York, New York 10036.

LSV Asset Management (LSV) serves as the subadviser for the SP LSV International Value Portfolio. Formed in 1994, LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2004, LSV had approximately $35.4 billion in assets under management.  The address of LSV is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Neuberger Berman Management, Inc. (Neuberger Berman) serves as subadviser for approximately 50% of the assets of the SP Small Cap Growth Portfolio.  Neuberger Berman is a wholly owned subsidiary of Neuberger Berman Inc. (“NBI”), which is a wholly owned subsidiary of Lehman Brothers Holdings Inc. (“LBHI”).  LBHI, which trades on the New York Stock Exchange under the ticker symbol “LEH” through its subsidiaries (LBHI and its subsidiaries collectively “Lehman Brothers”), is one of the leading global investment banks, serving institutional, corporate, government and high net worth individual clients.  Lehman Brothers, which  is a registered broker-dealer, futures commission merchant and investment adviser, provides a full array of capital markets products, investment banking services and investment management and advisory services worldwide.  LSV had approximately $89.2 billion in assets under management.  The address of Neuberger Berman is 605 Third Avenue, New York, NY 10158.

Pacific Investment Management Company LLC (PIMCO) serves as the subadviser for the following Portfolios:

•                  Diversified Conservative Growth Portfolio (portion)

•                  SP PIMCO Total Return Portfolio

•                  SP PIMCO High Yield Portfolio.

Pacific Investment Management Company LLC (“PIMCO”), a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”).  Allianz Aktiengesellschaft (“Allianz AG”) is the indirect majority owner of AGI LP.  Allianz AG is a European-based, multinational insurance and financial services holding company.  Pacific Life Insurance Company holds an indirect minority interest in AGI LP.  As of December 31, 2004, PIMCO managed over $445.7 billion in assets.  The address of PIMCO is 840 Newport Center Drive, Newport Beach, California 92660.

RS Investment Management, L.P. (RS Investment Management, L.P.) serves as a subadviser to a portion of the assets of the Diversified Conservative Growth Portfolio. RS Investment Management, L.P. is an independent, privately held money management firm that specializes in domestic small and mid cap stocks. As of December 31, 2004, the firm managed approximately $8.44 billion, which include a family of no-load mutual funds and institutional separate accounts. The address of RS Investment Management, L.P. is 388 Market St., Suite 1700, San Francisco, California 94111.

Salomon Brothers Asset Management Inc (SaBAM) serves as a subadviser for a portion of the assets of the Equity Portfolio. SaBAM was established in 1988 and together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world.  SaBAM is a wholly-owned subsidiary of Citigroup, Inc.  As of December 31, 2004, SaBAM managed over $79.9 billion in total assets.  SaBAM’s principal address is 399 Park Avenue, New York, New York 10022.

William Blair & Company LLC (William Blair) serves as the subadviser for the SP William Blair International Growth Portfolio.  Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions:  investment banking, sales and trading, asset management and private capital.  As of December 31, 2004, William Blair managed approximately $26.0 billion in assets.  The address of William Blair is 222 West Adams Street, Chicago, Illinois 60606.

Portfolio Managers

The Statement of Additional Information (SAI) provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares of the Fund’s Portfolios.

Conservative Balanced Portfolio and Flexible Managed Portfolio

Fixed-Income Segments

Kay T. Willcox and Malcolm Dalrymple of PIM’s Fixed Income Group manage the fixed income segments of the Portfolios.

Kay T. Willcox, Principal, has managed the fixed income portion of the Portfolios since 1999. She is also portfolio manager for Prudential Fixed Income’s Core Fixed Income Strategy and is a mortgage portfolio manager. Formerly, Ms. Willcox managed a segment of The Prudential Insurance Company of America’s proprietary portfolio and mutual fund fixed income portfolios, and handled mortgage-backed security analysis and trading. Ms. Willcox joined Prudential Financial in 1987. She has 22 years investment experience.

Malcolm Dalrymple, Principal, has managed the fixed income portion of the Portfolios with Ms. Willcox since 1999. He is also a portfolio manager for Structured and Short Maturity Strategies and is a corporate bond portfolio manager. He has specialized in corporate bonds since 1990. Earlier, he was a money markets portfolio manager. He joined Prudential Financial in 1979 as a securities lending trader and a bank analyst. Mr. Dalrymple has 21 years investment experience.

Equity Segments

Margaret Stumpp, John Moschberger, and Michael Lenarcic are primarily responsible for the day-to-day management of the equity portion of the Conservative Balanced Portfolio.

Margaret S. Stumpp, PhD is the Chief Investment Officer of Quantitative Management Associates (QMA). She is portfolio manager for enhanced equity index portfolios for institutional investors and mutual fund clients.  Maggie is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for Quantitative Management Associates. Prior to joining the firm, Maggie was employed by the AT&T Treasury department and by Price Waterhouse as a senior consultant. In both positions, she was responsible for providing expert testimony on economic and financial matters. She has published articles on finance and economics in numerous publications, including, The Financial Analysts Journal, The Journal of Portfolio Management, The Journal of Investment Management and Award Papers in Public Utility Economics. Maggie earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University.  She has managed the Conservative Balanced Portfolio since June of 1998.

John W. Moschberger, CFA is Managing Director for Quantitative Management Associates (QMA). He manages the Dryden Stock Index Fund and its corresponding variable life and annuity portfolio, the Prudential Series Fund - Stock Index Portfolio. John also manages both  retail and institutional account portfolios benchmarked against the S&P 500, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities, foreign exchange and derivative instruments. Previously, John was a research analyst with Prudential Equity Management Associates. He joined Prudential Financial in 1980. John earned a BS in Finance from the University of Delaware, and an MBA from Fairleigh Dickinson University.  He has managed the Portfolio since 1998

Michael A. Lenarcic, PhD is Managing Director for Quantitative Management Associates (QMA). He manages single client accounts - including a large public employee retirement fund - and co-manages two commingled balanced portfolios. Previously, Mike was a vice president at Wilshire Associates, a leading pension consulting firm, where he was head of the Asset Allocation Division. In this capacity, he worked with plan sponsors and investment managers in the selection of appropriate investment policies.

Earlier, Mike was an assistant professor at Northeastern University where he taught Finance and Economics. He earned a BA in Business Administration from Kent State University, and holds an AM and PhD in Business Economics from Harvard University.  He has managed the Portfolio since 2000.

Dr. Stumpp and James Scott are primarily responsible for the day-to-day management of the equity portion of the Flexible Managed Portfolio.  The background of Dr. Stumpp is discussed above.  She has managed the Flexible Managed Portfolio since May of 2000.

James H. Scott, PhD is President of Quantitative Management Associates (QMA). QMA provides equity and balanced portfolios for institutional retail clients worldwide. Jim also co-heads the Quantitative Core Equity team, managing portfolios against various global, regional and country benchmarks. Prior to joining the predecessor of QMA, Jim was a professor and head of the Finance Department at Columbia University Graduate School of Business.  His academic career included positions at Stanford University, University of Wisconsin-Milwaukee, and Carnegie Mellon University.  During this period, Jim also served as a consultant, corporate director, mutual fund trustee, and research fellow at the Federal Reserve Bank of Cleveland.  He has written numerous articles that have appeared in the Journal of Portfolio Management, the Journal of Finance, and the Financial Analysts Journal, among other publications. Jim is a cum laude graduate from Rice University where he holds a BA in Economics.  He holds a Masters and PhD in Economics from Carnegie Mellon University.  He serves on the Business Board of Advisors for the Tepper School of Business at Carnegie Mellon University, and is a Director of the Institute for Quantitative Research in Finance, and Chair of its Research Committee.  He is also a member of the Board of Editors of the Financial Analyst Journal and of the Journal of Investment Management.  He has managed the Portfolio since 2000.

Diversified Bond Portfolio

Steven Kellner, Robert Tipp, and David Bessey of the PIM Fixed Income Group are primarily responsible for the day-to-day management of the Portfolio.

Steven Kellner, CFA, is Managing Director and Head of Credit Related Strategies, including US Investment Grade Corporate Bonds, High Yield, Emerging Markets, and Bank Loans.  He also is a senior portfolio manager for Investment Grade Corporate Bonds and is co-portfolio manager for Core Plus strategies. He has managed the Diversified Bond Portfolio since 1999. Previously, Mr. Kellner managed US corporate bonds for Prudential Financial’s proprietary fixed income portfolios. He joined Prudential Financial in 1986 and has 19 years investment experience.

Robert Tipp, CFA, Chief Investment Strategist, has managed the Portfolio since 2003. He has supervisory responsibility for portfolio managers who manage mutual funds and institutional client accounts in the U.S. Liquidity (U.S. governments and mortgages), Money Market, Municipal Bond, and Global Bond sectors. He is also portfolio manager for asset liability strategies and a co-portfolio manager of Core Plus, Government, and global bond strategies. Previously, Mr. Tipp served as co-head of Prudential Financial’s institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp has 21 years investment experience.

David Bessey is Managing Director and Head of the Emerging Markets team. Mr. Bessey is also co-portfolio manager for all Core Plus Fixed Income strategies and specializes in the utility and emerging markets sectors for the High Yield Team. He has managed the Diversified Bond Portfolio since 2004. From 1994 to 1999, Mr. Bessey was a senior portfolio manager for emerging markets portfolios and $US investment grade assets. Previously, he developed asset allocation strategies for insurance portfolios and managed Prudential Financial’s long-term funding book. Mr. Bessey joined Prudential Financial in 1989 and has 15 years investment experience.

Diversified Conservative Growth Portfolio

Core Fixed-Income Segment

Pacific Investment Management Company LLC (PIMCO). Chris Dialynas is responsible for the day-to-day management of the portfolio’s assets.  William H. Gross heads PIMCO’s investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio.

Chris Dialynas is a Managing Director, portfolio manager, and a senior member of PIMCO’s investment strategy group. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed Income Curriculum Committee of the Association for Investment Management and Research. He has twenty-four years of investment experience and holds a bachelor’s degree in economics from Pomona College, and holds an MBA in finance from The University of Chicago Graduate School of Business. .  Mr. Dialynas has managed the core fixed-income segment of the Portfolio since July 2000.

High Yield Bond Segment

The portfolio managers on the PIM Fixed Income Group High Yield Team, led by Paul Appleby, manage the high yield bond portion of the Portfolio.  See “High Yield Bond Portfolio” below for more information.  Mr. Appleby has managed the Portfolio since 1999.

Large Cap Growth Equity Segment

Jennison typically follows a team approach in the management of its portfolios, while preserving individual accountability with respect to a particular portfolio.  The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss purchase and sales activity of all accounts in the particular product strategy.  Michael A. Del Balso, Spiros Segalas and Kathleen A. McCarragher are the portfolio managers of the large cap growth equity portion of the Portfolio.  Mr. Del Balso generally has final authority over all aspects of the large cap growth equity portion of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

The portfolio managers for the large cap growth equity portion of the Portfolio are supported by members of Jennison’s Large Cap Growth Equity Team, which is comprised of other portfolio managers, research analysts and other investment professionals of Jennison.  Team members provide research support and make securities recommendations and support the portfolio managers in all activities.  Members of the team may change from time to time.

Michael A. Del Balso joined Jennison in 1972 and is currently an Executive Vice President at Jennison.  He is also Jennison’s Director of Research for Growth Equity.  Mr. Del Balso is a graduate of Yale University and received his M.B.A. from Columbia University.  He is a member of The New York Society of Security Analysts, Inc.  He has managed the large cap growth equity portion of the Portfolio since April 2000.

Spiros Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer at Jennison.  He received his B.A. from Princeton University and is a member of The New York Society of Security Analysts, Inc.  He has managed the large cap growth equity portion of the Portfolio since April 1999.

Kathleen A. McCarragher joined Jennison in 1998 and is an Executive Vice President at Jennison.  She is also Jennison’s Head of Growth Equity.  Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as a managing director and director of large cap growth equities for six years.  Ms McCarragher received her B.B.A. degree from the University of Wisconsin and her M.B.A. from Harvard University.  She has managed the large cap growth equity portion of the Portfolio since April 1999.

Large Cap Value Equity Segment

Jennison typically follows a team approach in the management of its portfolios, while preserving individual accountability with respect to a particular portfolio.  The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss purchase and sales activity of all accounts in the particular product strategy.  David A. Kiefer and Avi Z. Berg are the portfolio managers of the large cap value equity portion of the Portfolio.  Mr. Kiefer and Mr. Berg generally have final authority over all aspects of the large cap value equity portion of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

The portfolio managers for the large cap value equity portion of the Portfolio are supported by members of Jennison’s Large Cap Value Team, which is comprised of other portfolio managers, research analysts and other investment professionals of Jennison.  Team members provide research support and make securities recommendations and support the portfolio managers in all activities.  Members of the team may change from time to time.

David A. Kiefer, CFA, is an Executive Vice President of Jennison, which he joined in September 2000.  He joined Prudential’s management training program in 1986.  From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry.  He then left to attend business school, rejoining Prudential in equity asset management in 1992.  Mr. Kiefer became a portfolio manager in 1994 at Prudential.  Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School.  He has managed the large cap value equity portion of the Portfolio since January 2004.

Avi Z. Berg is a Vice President of Jennison, which he joined in January 2001.  Prior to that, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds.  From 1995 to 1997, Mr. Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners.  From 1991 to 1995, he was a consultant with Price Waterhouse LLP.  Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997.  He has managed the large cap value equity portion of the Portfolio since January 2004.

Small / Mid-Cap Growth Equity Segment

Bill Wolfenden, a principal of RS Investment Management, L.P. and portfolio manager of the firm’s Small Cap Growth accounts, is primarily responsible for the day-to-day management of the portion of the Portfolio advised by RS Investment Management, L.P..  Prior to joining RS Investment Management, L.P., he was at Dresdner RCM Global Investors since 1994 where he served on the micro-cap and Small Cap growth investment management teams.  He holds a B.A. in economics from Southern Methodist University and an M.B.A. with a dual concentration in finance and accounting from Vanderbilt University.  He has managed the Portfolio since November 2002.

Small / Mid-Cap Value Equity Segment

Paul E. Viera, Jr. is primarily responsible for the day-to-day management of the small/mid cap value portion of the Portfolio advised by EARNEST Partners LLC (EARNEST).  Mr. Viera is a founding member of EARNEST. Prior to joining EARNEST, Mr. Viera served as a global partner and portfolio manager with INVESCO Capital Management from 1991 to 1998.  He has managed the Portfolio since December 2001.

Equity Portfolio

Jennison typically follows a team approach in the management of its portfolios, while preserving individual accountability with respect to a particular portfolio.  The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss purchase and sales activity of all accounts in the particular product strategy.  Spiros “Sig” Segalas, Blair A. Boyer and David A. Kiefer and are the portfolio managers of the portion of the Portfolio managed by Jennison.  Mr. Segalas, Mr. Boyer and Mr. Kiefer generally have final authority over all aspects of the portion of the Portfolio’s investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by members of Jennison’s Large Cap Growth Equity and Large Cap Value Teams, which are comprised of other portfolio managers, research analysts and other investment professionals of Jennison.  Team members provide research support and make securities recommendations and support the portfolio managers in all activities.  Members of the teams may change from time to time.

Spiros Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer at Jennison.  He received his B.A. from Princeton University and is a member of The New York Society of Security Analysts, Inc.  He has managed the portion of the Portfolio managed by Jennison since February 2005.

Blair A. Boyer is an Executive Vice President of Jennison.  Mr. Boyer came to Jennison in 1993 after ten years with Arnhold & S. Bleichroeder, Inc.  In January 2003, Mr. Boyer joined the growth equity team, after co-managing international equity portfolios since joining Jennison.  During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000.  Mr. Boyer managed international equity portfolios at Bleichroeder from 1989 to 1993.  Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder.  Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in Economics.  He received an M.B.A. in Finance from New York University in 1989.  He has managed the portion of the Portfolio managed by Jennison since January 2005.

David A. Kiefer, CFA, is an Executive Vice President of Jennison, which he joined in September 2000.  He joined Prudential’s management training program in 1986.  From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry.  He then left to attend business school, rejoining Prudential in equity asset management in 1992.  Mr. Kiefer became a portfolio manager in1994 at Prudential.  Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School.  He has managed the portion of the Portfolio managed by Jennison since August 2000.

Richard Sanderson, Senior Vice President and Director of Investment Research, Domestic Equities, for GEAM, is primarily responsible for the day-to-day management of the portion of the Portfolio advised by GEAM.  Mr. Sanderson, a Chartered Financial Analyst, has 35 years of asset management experience and has been employed with GEAM for over 9 years and holds B.A. and M.B.A. degrees from the University of Michigan.  He has managed the Portfolio since 1995.

Michael Kagan, a Managing Director of SaBAM, has been responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM since February 2001.  Mr. Kagan has been with SaBAM since 1994.

Kevin Caliendo, a Managing Director of SaBAM, has co-managed the portion of the Portfolio advised by SaBAM since November 2003.  Mr. Caliendo has been with SaBAM since 2002.  From 2001 to 2002, Mr. Caliendo was a Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager for SAC Capital Advisors, LLC and from 1998-2001, he was a Convertible Bond Analyst of the Healthcare sector for Wachovia Securities.

Global Portfolio

Jennison typically follows a team approach in the management of its portfolios, while preserving individual accountability with respect to a particular portfolio.  The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss purchase and sales activity of all accounts in the particular product strategy.  Daniel J. Duane and Michelle I. Picker are the portfolio managers of the Portfolio.  Mr. Duane and Ms. Picker generally have final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

The portfolio managers for the Portfolio are supported by members of Jennison’s research team, which is comprised of research analysts and other investment professionals of Jennison.  Team members provide research support and make securities recommendations and support the portfolio managers in all activities.  Members of the team may change from time to time.

Daniel J. Duane, CFA, is an Executive Vice President of Jennison.  Prior to joining Jennison in October 2000, Mr. Duane was a Managing Director within Prudential’s Public Equity Unit.  Mr. Duane began his money management career as a research analyst at Value Line in 1978.  After six years at Value Line, he moved to TIAA-CREF where he managed a portion of their global portfolio.  After TIAA-CREF, Mr. Duane spent over four years at First Investors Asset Management where he was in charge of all global equity investments.  He earned a dual A.B. from Boston College, a Ph.D. from Yale University and a M.B.A. from New York University.  Mr. Duane also was a Fulbright Scholar at the University of Tubingen in Germany.  He has managed the Portfolio since 1990.

Michelle I. Picker, CFA, is a Vice President of Jennison.  Prior to joining Jennison in October 2000, Ms. Picker was an Investment Vice President within Prudential’s Public Equity Unit.  She joined Prudential’s global equity investment group in 1992 as a U.S. growth stock analyst.  Prior to joining Prudential, Ms. Picker was an accountant and consultant at Price Waterhouse.  She received her B.A. in Psychology from the University of Pennsylvania and her M.B.A. from New York University.  She has managed the Portfolio since 1997.

Government Income Portfolio and Zero Coupon Bond Portfolio 2005

Robert Tipp and Richard Piccirillo of PIM’s Fixed Income Group co-manage the Portfolios.

Robert Tipp, CFA, Chief Investment Strategist, has managed the Portfolio since 2003. He has supervisory responsibility for portfolio managers who manage mutual funds and institutional client accounts in the U.S. Liquidity (U.S. governments and mortgages), Money Market, Municipal Bond, and Global Bond sectors. He is also portfolio manager for asset liability strategies and a co-portfolio manager of Core Plus, Government, and global bond strategies. Previously, Mr. Tipp served as co-head of Prudential Financial’s institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp has 21 years investment experience.

Richard Piccirillo, Vice President, has managed the Portfolio since 2003. He has specialized in mortgage-backed securities since joining Prudential Financial in 1993. Prior to that, he was a fixed income analyst with Fischer Francis Trees & Watts, and an analyst at Smith Barney. He has 14 years investment experience.

High Yield Bond Portfolio

The PIM Fixed Income High Yield Team, headed by Paul Appleby, manages the Portfolio. The Team also includes portfolio managers David Bessey, Richard Burns, Stephen Haeckel, and Michael Collins.

Paul Appleby, CFA, is Managing Director and Head of the High Yield Team. He oversees all portfolio management and trading activities for high yield portfolios, and also specializes in the cable, technology, commodities, and healthcare sectors.

Previously, Mr. Appleby was Director of Credit Research and Chief Equity Strategist for Prudential Financial’s proprietary portfolios. He also was a high yield credit analyst and worked in Prudential Financial’s private placement group. Mr. Appleby joined Prudential Financial in 1987 and has 18 years investment experience.  He has managed the Portfolio since 1999.

David Bessey is Managing Director and Head of the Emerging Markets team. Mr. Bessey is also co-portfolio manager for all Core Plus Fixed Income strategies and specializes in the utility and emerging markets sectors for the High Yield Team. From 1994 to 1999, Mr. Bessey was a senior portfolio manager for emerging markets portfolios and $US investment grade assets. Previously, he developed asset allocation strategies for insurance portfolios and managed Prudential Financial’s long-term funding book. Mr. Bessey joined Prudential Financial in 1989 and has 15 years investment experience.  He has managed the Portfolio since May 2003.

Richard Burns, CFA is Principal and portfolio manager on the High Yield Team. He is responsible for proprietary high yield portfolios and has specialized in the telecommunications, energy, gaming, retail, and lodging. Mr. Burns joined Prudential Financial in 1986 as a research analyst. He has managed the Portfolio since 1999 and has 22 years overall investment experience.

Stephen Haeckel is Principal and portfolio manager on the High Yield Team. He is portfolio manager for the Higher Quality High Yield Strategies and specializes in the media, industrials, homebuilders, and transportation sectors. Before joining the High Yield Team in 1999, Mr. Haeckel was credit analyst with PIM Fixed Income. He also worked in the Corporate Finance and Financial Restructuring groups, managing Prudential Financial’s private investments. Mr. Haeckel served on the Board of Directors of three private companies in conjunction with the Financial Restructuring Group. He joined Prudential Financial in 1990. Previously, he was an Investment Officer at MONY Capital Management. Mr. Haeckel has managed the Portfolio since 1999 and has 17 years investment experience.

Michael J. Collins, CFA, is Principal and portfolio manager/strategist on the High Yield Team, responsible for portfolio management, strategy, and risk management. Prior to his current role, Mike was Senior Investment Strategist, covering all fixed income sectors. Previously, Mike was a credit research analyst. He also developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mike began his career at Prudential Financial in 1986 as a software applications designer. He has managed the Portfolio since 2001 and has 12 years investments experience.

Jennison Portfolio

Jennison typically follows a team approach in the management of its portfolios, while preserving individual accountability with respect to a particular portfolio.  The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss purchase and sales activity of all accounts in the particular product strategy.  Michael A. Del Balso, Spiros Segalas and Kathleen A. McCarragher are the portfolio managers of the Portfolio.  Mr. Del Balso generally has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

The portfolio managers for the Portfolio are supported by members of Jennison’s Large Cap Growth Equity Team, which is comprised of other portfolio managers, research analysts and other investment professionals of Jennison.  Team members provide research support and make securities recommendations and support the portfolio managers in all activities.  Members of the team may change from time to time.

Michael A. Del Balso joined Jennison in 1972 and is currently an Executive Vice President at Jennison.  He is also Jennison’s Director of Research for Growth Equity.  Mr. Del Balso is a graduate of Yale University and received his M.B.A. from Columbia University.  He is a member of The New York Society of Security Analysts, Inc.  He has managed the Portfolio since April 2000.

Spiros Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer at Jennison.  He received his B.A. from Princeton University and is a member of The New York Society of Security Analysts, Inc.  He has managed the Portfolio since February 1999.

Kathleen A. McCarragher joined Jennison in 1998 and is an Executive Vice President at Jennison.  She is also Jennison’s Head of Growth Equity.  Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as a managing director and director of large cap growth equities for six years.  Ms McCarragher received her B.B.A. degree from the University of Wisconsin and her M.B.A. from Harvard University.  She has managed the Portfolio since February 1999.

Jennison 20/20 Focus Portfolio

Spiros “Sig” Segalas is the portfolio manager for the growth portion of the Portfolio, and David A. Kiefer is the portfolio manager for the value portion of the Portfolio.

Mr. Segalas and Mr. Kiefer have final authority over all aspects of the portion of the Portfolio’s investment portfolio for which they are responsible, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

The portfolio managers for the Portfolio are supported by members of Jennison’s Large Cap Growth Equity and Large Cap Value Teams, which are comprised of other portfolio managers, research analysts and other investment professionals of Jennison.  Team members provide research support and make securities recommendations and support the portfolio managers in all activities.  Members of the teams may change from time to time.

Spiros Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer at Jennison.  He received his B.A. from Princeton University and is a member of The New York Society of Security Analysts, Inc.  He has managed the Portfolio since its inception in April1999.

David A. Kiefer, CFA, is an Executive Vice President of Jennison, which he joined in September 2000.  He joined Prudential’s management training program in 1986.  From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry.  He then left to attend business school, rejoining Prudential in equity asset management in 1992.  Mr. Kiefer became a portfolio manager in 1994 at Prudential.  Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School.  He has managed the Portfolio since January 2004.

Money Market Portfolio

The PIM Fixed Income Money Market Team, led by Joseph M. Tully, manages the Portfolio.  The Team also includes portfolio managers Manolita Brasil, Robert Browne, and Douglas Spratley.

Joseph M. Tully is Managing Director and Head of the Money Market Team. He has managed the Portfolio since 1995.  Mr. Tully has 19 years of experience managing short-term fixed income investments, and 21 years of total investment experience. Prior to joining Prudential Financial in 1987, he worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst, and was an assistant national bank examiner for the Office of the Comptroller of the Currency.

Manolita Brasil is Vice President and portfolio manager on the Money Market Team, responsible for taxable money markets funds. In addition, Ms. Brasil coordinates credit research for commercial paper and other short-term instruments. She has been managing money markets portfolios for PIM Fixed Income since 1988. Previously, she previously managed the money markets support staff. Ms. Brasil joined Prudential Financial in 1979. She has managed the Portfolio since 1996 and has 17 years of investment experience.

Robert T. Browne is Vice President and portfolio manager on the Money Market Team, responsible for taxable money markets portfolios. Before assuming his current position in 1995, he spent two years analyzing and trading currency and global bonds, and handling operations, marketing, compliance and business planning functions. Mr. Browne joined Prudential Financial in 1989. He has managed the Portfolio since 1998 and has 11 years of total investment experience.

Douglas Spratley, CFA is an Associate and portfolio manager on the Money Markets team, responsible for short-term portfolios and government repo trading. Previously, Mr. Spratley was an investment analyst for the Prudential Capital Group. He joined Prudential in 1992. Mr. Spratley has 9 years investment experience.

Natural Resources Portfolio

Jennison typically follows a team approach in the management of its portfolios, while preserving individual accountability with respect to a particular portfolio.  The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss purchase and sales activity of all accounts in the particular product strategy.  Leigh R. Goehring and Michael A. Del Balso are the portfolio managers of the Portfolio.  Mr. Goehring generally has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

The portfolio managers for the Portfolio are supported by members of Jennison’s research team, which is comprised of other research analysts and other investment professionals of Jennison.  Team members provide research support and make securities recommendations and support the portfolio managers in all activities.  Members of the team may change from time to time.

Leigh R. Goehring is a Vice President of Jennison.  Prior to joining Jennison in September 2000, he was a Vice President of Prudential Investment Management, Inc.  Before joining Prudential in 1986, Mr. Goehring managed general equity accounts in the trust department at The Bank of New York.  He earned his B. A. from Hamilton College with a double major in Economics and Mathematics.  He has managed the Portfolio since 1992.

Michael A. Del Balso joined Jennison in 1972 and is currently an Executive Vice President at Jennison.  He is also Jennison’s Director of Research for Growth Equity.  Mr. Del Balso is a graduate of Yale University and received his M.B.A. from Columbia University.  He is a member of The New York Society of Security Analysts, Inc.  He has managed the Portfolio since April 2004.

Small Capitalization Stock Portfolio

Wai C. Chiang is Managing Director for Quantitative Management Associates (QMA), and is primarily responsible for the day-to-day management of the Portfolio. He currently manages and trades domestic equity portfolios, including index funds, quantitative core equity funds, and futures tactical asset allocation accounts on behalf of institutional and retail clients.  Earlier in his career, Wai was a stock research analyst for Salomon Brothers and a research and development engineer for Westinghouse Electric Corporation. He has developed proprietary computer-based models and authored a number of Salomon and Westinghouse publications. Wai was a contributing author to Indexing For Maximum Investment Results, a book published on indexing. Wai graduated summa cum laude with a BS in Engineering from Syracuse University, and earned an MBA in Finance from the Wharton School at the University of Pennsylvania.  He has managed the Portfolio since its inception in 1995.

Stock Index Portfolio

John W. Moschberger, CFA is Managing Director for Quantitative Management Associates (QMA), and is primarily responsible for the day-to-day management of the Portfolio.  He manages the Dryden Stock Index Fund and its corresponding variable life and annuity portfolio, the Prudential Series Fund - Stock Index Portfolio. John also manages both  retail and institutional account portfolios benchmarked against the S&P 500, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities, foreign exchange and derivative instruments. Previously, John was a research analyst with Prudential Equity Management Associates. He joined Prudential Financial in 1980. John earned a BS in Finance from the University of Delaware, and an MBA from Fairleigh Dickinson University.  He has managed the Portfolio since 1990

Value Portfolio

Jennison typically follows a team approach in the management of its portfolios, while preserving individual accountability with respect to a particular portfolio.  The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss purchase and sales activity of all accounts in the particular product strategy.  David A. Kiefer and Avi Z. Berg are the portfolio managers of the Portfolio.  Mr. Kiefer and Mr. Berg generally have final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

The portfolio managers for the Portfolio are supported by members of Jennison’s Large Cap Value Team, which is comprised of other portfolio managers, research analysts and other investment professionals of Jennison.  Team members provide research support and make securities recommendations and support the portfolio managers in all activities.  Members of the team may change from time to time.

David A. Kiefer, CFA, is an Executive Vice President of Jennison, which he joined in September 2000.  He joined Prudential’s management training program in 1986.  From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry.  He then left to attend business school, rejoining Prudential in equity asset management in 1992.  Mr. Kiefer became a portfolio manager in 1994 at Prudential.  Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School.  He has managed the Portfolio since January 2004.

Avi Z. Berg is a Vice President of Jennison, which he joined in January 2001.  Prior to that, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds.  From 1995 to 1997, Mr. Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners.  From 1991 to 1995, he was a consultant with Price Waterhouse LLP.  Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997.  He has managed the Portfolio since January 2004.

SP AIM Core Equity Portfolio

Ronald S. Sloan, Senior Portfolio Manager, is primarily responsible for the day-to-day management of the Portfolio.  He has been responsible for the Portfolio since 2002.  Mr. Sloan joined AIM Capital in 1998 from Verissimo Research and Management, where he served as president since 1993.  He is a Chartered Financial Analyst and is assisted by the Mid/Large Cap Core Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor.  Team members provide research support and make securities recommendations with respect to the fund’s portfolio, but do not have day-to-day management responsibilities with respect to the fund’s portfolio.  Members of the team may change from time to time.

SP AllianceBernstein Large Cap Growth Portfolio

Syed Hasnain is primarily responsible for the day-to-day management of the Portfolio.  Mr. Hasnain is a Senior Vice President and Senior Portfolio Manager with AllianceBernstein.  Prior to joining AllianceBernstein, he worked as a strategist with Merrill Lynch Capital Markets.  Previously he was an international economist with Citicorp and a financial analyst at Goldman Sachs & Co.  He holds a M. Phil in Finance from Cambridge University and Sc.B. from Brown University, and he studied towards a doctorate at Stanford Business School.  He has 14 years of investment experience.  He has managed the Portfolio since its inception in September 2000.

SP Davis Value Portfolio

Christopher C. Davis and Kenneth Charles Feinberg are primarily responsible for the day-to-day management of the Portfolio.

Christopher C. Davis is President of Davis New York Venture Fund, Inc. and manages or co-manages other equity funds advised by Davis Advisors.  He has been portfolio manager of Davis New York Venture Fund since October 1995.  From September 1989 to September 1995, he was Assistant Portfolio Manager and research analyst working with Shelby M.C. Davis.  He has managed the Portfolio since its inception in September 2000.

Kenneth Charles Feinberg has been the co-portfolio manager of Davis New York Venture Fund with Christopher C. Davis since May 1998.  He also co-manages other equity funds advised by Davis Advisors.  Mr. Feinberg was a research analyst at Davis Advisors beginning in December 1994, and he was Assistant Vice President of Investor Relations for Continental Corp. from 1988 to 1994.  He has managed the Portfolio since its inception in September 2000.

SP Goldman Sachs Small Cap Value Portfolio

GSAM employs a team-based approach to managing the Portfolio. The portfolio managers primarily responsible for the day-to-day management of the Portfolio are Chip Otness, Lisa Parisi, Kelly Flynn, David Berdon, Dolores Bamford, and Scott Carroll.

Chip Otness, Managing Director, joined Goldman Sachs as a senior portfolio manager in 2000.  From 1998 to 2000, he headed Dolphin Asset Management.  From 1970 to 1998, Mr. Otness worked at J.P. Morgan, most recently as a managing director and senior portfolio manager responsible for small-cap institutional equity investments.

Lisa Parisi, Managing Director, joined Goldman Sachs as a portfolio manager in August 2001.  From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co.  Mr. Flynn, Vice President, joined Goldman Sachs as a portfolio manager in April 2002.  Prior to joining Goldman Sachs, Mr. Flynn spent 3 years at Lazard Asset Management where he was a portfolio manager for Small Cap/Mid Cap Value products.

David Berdon is a Vice President at Goldman Sachs.  Mr. Berdon is a Portfolio Manager on the U.S. Value team, where he has broad research responsibilities across the value strategies.  Before joining Goldman Sachs, Mr. Berdon was a vice president for Business Development and Strategic Alliances at Soliloquy Inc., a Principal Consultant at Diamond Technology Partners, and an analyst at Chase Manhattan Bank and Morgan Stanley.  He received a B.A. in Government and Law from Lafayette College and an M.B.A. in Finance from Wharton School of Business.  Mr. Berdon joined the Value Team in March of 2001.

Dolores Bamford is a Managing Director at Goldman Sachs.  Ms. Bamford is a portfolio manager for the U.S. Value team, where she has broad research responsibility across the value portfolios.  Ms. Bamford joined the Value Team in April 2002.  Prior to arriving at Goldman Sachs, Ms. Bamford worked as a Portfolio Manager at Putnam Investments for various products, beginning t in 1992.  While at Putnam, she was portfolio manager for a variety of funds, including the Putnam Convertible Income-Growth Fund and the Global Resources Fund.  Ms. Bamford received a B.A. from Wellesley College and an M.S. from the MIT Sloan School of Management.  She is a C.F.A. chartholder.

Scott Carroll is a Vice President at Goldman Sachs.  He is a portfolio manager on the U.S. Value team, where he has broad research responsibilities across the value portfolios.  He joined the Value Team in May 2002.  Before joining Goldman Sachs, Mr. Carroll spent over five years at Van Kampen Funds, where he had portfolio management and analyst responsibilities for a Growth and Income fund and for an Equity Income fund.  Prior to joining Van Kampen, Mr. Carroll spent three years at Lincoln Capital Management as an equity analyst.  He also spent two years as a Senior Auditor at Pittway Corporation.  Mr. Carroll received a B.S. in

Accounting from Northern Illinois University and an M.B.A. from the University of Chicago Graduate School of Business.  Mr. Carroll is a C.F.A. Chartholder.

Kelly Flynn is a Vice President of Goldman, Sachs & Co.  He is a portfolio manager for the U.S. Value team, where he has broad research responsibilities across value the strategies. Prior to joining Goldman Sachs Kelly spent 3 years at Lazard Asset management where he was a portfolio manager for Small Cap/SMID Cap Value products. Before Lazard, Kelly was a small cap value portfolio manager at 1838 Investment Advisors. Kelly has also spent time working for Edgewater Private Equity Fund as a research analyst and at First Boston in the mergers and acquisitions department. Kelly received a B.A. from Harvard and an M.B.A. from Wharton School of Business. Kelly joined the Value Team in April of 2002.

SP Large Cap Value Portfolio

Raffaele Zingone and Terance Chen are primarily responsible for the day-to-day management of the portion of the Portfolio managed by J.P. Morgan, and Cristian Posada is responsible for product management and client servicing across J.P. Morgan’s large cap equity spectrum of products.  Mr. Zingone, Vice President of J.P. Morgan, is a portfolio manager in the U.S. Equity Group.  He joined J.P. Morgan in 1991.  Mr. Chen, Vice President of J.P. Morgan, is a portfolio manager in the U.S. Equity Group.  He joined J.P. Morgan in 1994.  Mr. Posada, Vice President of J.P. Morgan, is a client portfolio manager in the U.S. Equity Group.  He Joined J.P. Morgan in 1991.  Mr. Zingone and Mr. Posada have managed the Portfolio since January 2004.  Mr. Chen has managed the Portfolio since May 2005.

Hotchkis and Wiley also manages institutional separate accounts and is the advisor and sub-advisor to other mutual funds.  The investment process is the same for similar accounts, including the Portfolio and is driven by team-oriented, in-depth, fundamental research.  The investment research staff is organized by industry coverage and supports all of the accounts managed in each of the sub-advisor’s investment strategies. Weekly research meetings provide a forum where analysts and portfolio managers discuss current investment ideas within their assigned industries.  Generally, the entire investment team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio’s current composition, and the relative value of alternative investments. The culmination of this process is the formation of a “target portfolio” for each investment strategy representing the best investment ideas with appropriate weights for each of the holdings.

For the portion of the Portfolio managed by Hotchkis and Wiley, Hotchkis and Wiley has identified the five portfolio managers with the most significant responsibility for the Portfolio’s assets.  Each individual has managed the portion of the Portfolio assigned to Hotchkis and Wiley since January 2004. This list does not include all members of the investment team.

Sheldon Lieberman – Mr. Lieberman participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio.  He has authority to direct trading activity on the Portfolio.  Mr. Lieberman, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1994 as Portfolio Manager and Analyst.

George Davis – Mr. Davis participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio.  He has authority to direct trading activity on the Portfolio.  Mr. Davis, currently Principal, Portfolio Manager and Chief Executive Officer of Hotchkis and Wiley, joined Hotchkis and Wiley in 1988 as Portfolio Manager and Analyst.

Joe Huber - Mr. Huber participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio.  He is jointly responsible for the day-to-day management of the Portfolio’s cash flows, which includes directing the Portfolio’s purchases and sales to ensure that the Portfolio’s holdings remain reflective of the “target portfolio.”  Mr. Huber, currently Principal, Portfolio Manager and Director of Research of Hotchkis and Wiley joined Hotchkis and Wiley in 2000 as Portfolio Manager and Analyst and soon thereafter became the Director of Research.

Patricia McKenna – Ms. McKenna participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio.  She has authority to direct trading activity on the Portfolio.   Ms. McKenna, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1995 as Portfolio Manager and Analyst.

Stan Majcher - Mr. Majcher participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio.  He is jointly responsible for the day-to-day management of the Portfolio’s cash flows, which includes directing the Portfolio’s purchases and sales to ensure that the Portfolio’s holdings remain reflective of the “target portfolio.”  Mr. Majcher, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1996 as Analyst and became Portfolio Manager in 1999.

SP LSV International Value Portfolio

The Portfolio is co-managed by Josef Lakonishok, Robert Vishny and Menno Vermeulen, CFA.  Mr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign. Mr. Vishny has served as a Partner and Portfolio Manager of LSV since its founding in 1994. He has more than 18 years of investment and research experience. In addition to his duties at LSV, Mr. Vishny serves as the Eric J. Gleacher Professor of Finance at the University of Chicago. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 13 years of investment experience. Prior to joining LSV, Mr. Vermuelen served as a portfolio manager for ABP Investments.  Messrs. Lakonishok, Vishny and Vermeulen have managed the Portfolio since LSV became the Portfolio’s subadviser in November 2004.

SP Mid Cap Growth Portfolio

John P. Calamos, Chief Executive Officer and President of Calamos, Nick P. Calamos, Executive Vice President of Calamos, and John P. Calamos, Jr., Executive Vice President of Calamos, are primarily responsible for the day-to-day management of the Portfolio.  Each has been with Calamos since 1987. John P. Calamos and Nick P. Calamos have managed money together at Calamos or a related entity for over 20 years.  They have managed the Portfolio since Calamos became the Portfolio’s subadviser in December 2002.

SP PIMCO High Yield Portfolio

Raymond G. Kennedy is a Managing Director, portfolio manager and senior member of PIMCO’s investment strategy group. He manages High Yield funds and oversees bank loan trading and collateralized debt obligations. Mr. Kennedy joined the firm in 1996, previously having been associated with the Prudential Insurance Company of America as a private placement asset manager, where he was responsible for investing and managing a portfolio of investment grade and high yield privately placed fixed income securities. Prior to that, he was a consultant for Andersen Consulting (now Accenture) in Los Angeles and London. He has seventeen years of investment management experience and holds a bachelor’s degree from Stanford University and an MBA from the Anderson Graduate School of Management at the University of California, Los Angeles. Mr. Kennedy is also a member of LSTA.

SP PIMCO Total Return Portfolio

Pacific Investment Management Company LLC (PIMCO). Chris Dialynas is responsible for the day-to-day management of the portfolio’s assets.  William H. Gross heads PIMCO’s investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio.

Chris Dialynas is a Managing Director, portfolio manager, and a senior member of PIMCO’s investment strategy group. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed Income Curriculum Committee of the Association for Investment Management and Research. He has twenty-four years of investment experience and holds a bachelor’s degree in economics from Pomona College, and holds an MBA in finance from The University of Chicago Graduate School of Business.  Mr. Dialynas has managed the Portfolio since July 2000.

William H. Gross, CFA, managing director and chief investment officer, was a founding partner of PIMCO in 1971. Mr. Gross has over 30 years of investment experience and is the author of Bill Gross on Investing. Mr. Gross has an MBA from UCLA Graduate School of Business.

SP Prudential U.S. Emerging Growth Portfolio

Susan B. Hirsch is the portfolio manager of the Portfolio.  Ms. Hirsch has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.  The portfolio manager for the Portfolio is supported by members of Jennison’s research team, which is comprised of other research analysts and other investment professionals of Jennison.

Susan B. Hirsch is an Executive Vice President of Jennison.  Prior to joining Jennison in August 2000, Ms. Hirsch was a Managing Director of Prudential.  Prior to joining Prudential in 1996, she was employed by Lehman Brothers Global Asset Management from 1986 to 1996 and Delphi Asset Management in 1996.  Ms. Hirsch managed growth stock portfolios at both firms.  During that time, she was recognized as an Institutional Investor All-America Research Team Analyst for small growth stocks in 1991, 1992 and 1993.  Ms. Hirsch received her B.S. in Accounting from Brooklyn College, where she graduated cum laude.  She is a member of the Financial Analysts Federation and The New York Society of Securities Analysts, Inc.  She has managed the Portfolio since its inception in August 2000.

SP Small Cap Growth Portfolio

Michael Fasciano, CFA, is responsible for the day-to-day management of the portion of the Portfolio advised by Neuberger Berman.  Mr. Fasciano has been a managing director of Neuberger Berman since 2001.  From 1986 through 2001, Mr. Fasciano was President of Fasciano Company, Inc.  From 1983 to 1986, Mr. Fasciano was an analyst with BCS Financial Corporation.  Mr. Fasciano has managed the portion of the Portfolio advised by Neuberger Berman since May 2005.

Bert Boksen, Senior Vice President and Managing Director of Eagle, is responsible for the portion of the Portfolio advised by Eagle Asset Management.  Mr. Boksen received a B.A. degree in business from City College of New York in 1970 and his M.B.A. in Finance from St. John’s University in 1977.  Mr. Boksen is a Chartered Financial Analyst, and has been a Senior Vice President of Eagle since April 1995.  He has portfolio management responsibilities for the Small Cap Growth Equity accounts. Mr. Boksen was appointed a Managing Director of Eagle in June 1999. Prior to joining Eagle, Mr. Boksen was Senior Vice President and Chief Investment Officer of Raymond James & Associates, Inc. where he was Chairman of the Raymond James Focus Committee.

SP Strategic Partners Focused Growth Portfolio

Thomas G. Kamp is primarily responsible for the day-to-day management of the portion of the Portfolio advised by AllianceBernstein.  Mr. Kamp is Senior Vice President and US Large Cap Growth Portfolio Manager.  He joined AllianceBernstein in 1993 after a successful entrepreneurial career.  He founded and was president of Premier Computer Corporation, the world’s largest disk drive repair organization.  After successfully selling the company, he became a venture capitalist with 1A1 Venture Capital Group.  He graduated summa cum laude with a BSME in 1983 from Southern Methodist University and received an MBA from Northwestern University, where he was chairman of the Austin Scholars.  Mr. Kamp has 12 years of investment experience.

Jennison typically follows a team approach in the management of its portfolios, while preserving individual accountability with respect to a particular portfolio.  The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss purchase and sales activity of all accounts in the particular product strategy.  Spiros Segalas and Kathleen A. McCarragher are the portfolio managers of the portion of the Portfolio managed by Jennison.  Mr. Segalas generally has final authority over all aspects of the portion of the Portfolio’s investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by members of Jennison’s Large Cap Growth Equity Team, which is comprised of other portfolio managers, research analysts and other investment professionals of Jennison.  Team members provide research support and make securities recommendations and support the portfolio managers in all activities.  Members of the team may change from time to time.

Spiros Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer at Jennison.  He received his B.A. from Princeton University and is a member of The New York Society of Security Analysts, Inc.  He has managed the portion of the Portfolio managed by Jennison since the Portfolio’s inception in August 2000.

Kathleen A. McCarragher joined Jennison in 1998 and is an Executive Vice President at Jennison.  She is also Jennison’s Head of Growth Equity.  Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as a managing director and director of large cap growth equities for six years.  Ms McCarragher received her B.B.A. degree from the University of Wisconsin and her M.B.A. from Harvard University.  She has managed the portion of the Portfolio managed by Jennison since the Portfolio’s inception in August 2000.

SP William Blair International Growth Portfolio

W. George Grieg is responsible for the day-to-day management of the Portfolio.  Mr. Grieg is a principal of William Blair and joined the firm in 1996 as an international portfolio manager.  Mr. Grieg has managed the Portfolio since William Blair became the Portfolio’s subadviser in May 2004.

SP Asset Allocation Portfolios

For the four Asset Allocation Portfolios, PI invests in shares of other Fund Portfolios according to the percentage allocations discussed in this prospectus.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Fund Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the “PI funds”). Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors.  When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts.  This can happen when it is not advantageous to sell any securities, so the PI funds’ performance may be hurt.  When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest.  In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs.  Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading.  Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors.  PI funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price.  PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor’s frequent trading strategies.

The Boards of Directors of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors.  The policies and procedures for the Fund are limited, however, because Prudential and other insurance companies maintain the individual contract owner accounts for investors in the Fund’s Portfolios.  In particular, each insurance company submits to the Fund transfer agent aggregate orders combining the transactions of many investors, and therefore the Fund and its transfer agent cannot monitor investments by individual investors.  The policies and procedures require the Fund to communicate in writing to each investing insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners.  In addition, the Fund receives reports on the trading restrictions imposed by Prudential and its affiliates on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies.  The Fund also employs fair value pricing procedures to deter frequent trading.  Finally, the Fund and its transfer agent reserve the right to reject all or a portion of a purchase order from an investing insurance company.  If a purchase order is rejected, the purchase amount will be returned to the insurance company.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the insurance companies to prevent such trading, there is no guarantee that the Fund or the insurance companies will be able to identify these investors or curtail their trading practices.  Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading.  The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your variable contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund’s portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund’s Board of Directors.  The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined.  This use of fair value pricing most commonlyoccurs with securities that are primarily traded outside of the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early.  In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security.  The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security’s published or quoted price.  If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price.  For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders.  There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio’s NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term Debt Securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice. The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is described in the Fund’s Statement of Additional Information and on the Fund’s website at www.prudential.com.  The Fund will provide a full list of each Portfolio’s portfolio holdings as of the end of the fiscal quarter on its website within 60 days after the end of its fiscal quarter.  In addition, the Fund may release each Portfolio’s top ten holdings, sector and country breakdowns, and largest industries on a monthly basis.  Such information will be posted to the Fund’s website no earlier than 15 days after the end of each month. These postings can be located at www.prudential.com.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return.  The information is for Class I shares for the periods indicated, unless otherwise indicated.

The financial highlights for the year ended December 31, 2004 were part of the financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the periods presented through December 31, 2003 were part of financial statements audited by another independent registered public accounting firm .

Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.34	$12.43	$13.69	$14.63	$15.36
Income (Loss) From Investment Operations:
Net investment income	0.34	0.28	0.34	0.44	0.59
Net realized and unrealized gains (losses) on investments	0.78	1.99	(1.57)	(0.75)	(0.65)
Total from investment operations	1.12	2.27	(1.23)	(0.31)	(0.06)
Less Distributions:
Dividends from net investment income	(0.28)	(0.36)	—	(0.48)	(0.56)
Distributions from net realized gains	(0.08)	—	(0.03)	(0.15)	(0.11)
Distributions in excess of net realized gains	—	—	—	—	—
Total distributions	(0.36)	(0.36)	(0.03)	(0.63)	(0.67)
Net Asset Value, end of year	$15.10	$14.34	$12.43	$13.69	$14.63
Total Investment Return(a)	8.04%	18.77%	(8.98)%	(2.02)%	(0.48)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,893.6	$2,895.0	$2,660.3	$3,259.7	$3,714.3
Ratios to average net assets:
Expenses	0.59%	0.58%	0.58%	0.58%	0.60%
Net investment income	2.27%	2.02%	2.49%	3.05%	3.79%
Portfolio turnover rate	153%	248%	260%	239%	85%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.

	Diversified Bond Portfolio
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.17	$10.82	$11.36	$11.28	$10.95
Income (Loss) From Investment Operations:
Net investment income	0.52	0.45	0.57	0.67	0.77
Net realized and unrealized gains on investments	0.09	0.35	0.17	0.12	0.26
Total from investment operations	0.61	0.80	0.74	0.79	1.03
Less Dividends and Distributions:
Dividends from net investment income	(0.50)	(0.45)	(1.27)	(0.71)	(0.70)
Distributions from net realized gains	—	—	—	—	— (b)
Tax return of capital distributions	—	—	(0.01)	—	—
Total dividends and distributions	(0.50)	(0.45)	(1.28)	(0.71)	(0.70)
Net Asset Value, end of year	$11.28	$11.17	$10.82	$11.36	$11.28
Total Investment Return(a)	5.59%	7.49%	7.07%	6.98%	9.72%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,283.7	$1,418.0	$1,370.3	$1,400.7	$1,269.8
Ratios to average net assets:
Expenses	0.45%	0.44%	0.44%	0.44%	0.45%
Net investment income	4.57%	4.02%	5.25%	6.35%	6.83%
Portfolio turnover rate	382%	706%	595%	257%	139%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.

(b)     Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights

	Diversified Conservative Growth Portfolio
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.63	$9.17	$9.89	$10.16	$10.37
Income (Loss) From Investment Operations:
Net investment income	0.26	0.32	0.38	0.42	0.46
Net realized and unrealized gains (losses) on investments	0.72	1.58	(1.08)	(0.28)	(0.09)
Total from investment operations	0.98	1.90	(0.70)	0.14	0.37
Less Dividends and Distributions:
Dividends from net investment income	(0.33)	(0.44)	(0.02)	(0.41)	(0.46)
Distributions in excess of net investment income	—	—	—	—	(0.01)
Distributions from net realized gains	—	—	—	—	(0.09)
Distributions in excess of net realized gains	—	—	—	—	(0.02)
Total dividends and distributions	(0.33)	(0.44)	(0.02)	(0.41)	(0.58)
Net Asset Value, end of year	$11.28	$10.63	$9.17	$9.89	$10.16
Total Investment Return(a)	9.56%	21.57%	(7.10)%	1.51%	3.79%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$167.0	$169.6	$157.1	$204.1	$204.8
Ratios to average net assets:
Expenses	0.97%	0.98%	0.92%	0.94%	0.93%
Net investment income	2.29%	2.93%	3.63%	4.17%	4.71%
Portfolio turnover	186%	224%	271%	315%	319%

(a)      Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.

	Equity Portfolio
	Class I
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.55	$15.75	$20.49	$24.50	$28.90
Income (Loss) From Investment Operations:
Net investment income	0.28	0.17	0.17	0.18	0.51
Net realized and unrealized gains (losses) on investments	1.75	4.81	(4.75)	(2.83)	0.26
Total from investment operations	2.03	4.98	(4.58)	(2.65)	0.77
Less Distributions:
Dividends from net investment income	(0.27)	(0.18)	(0.16)	(0.18)	(0.51)
Distributions in excess of net investment income	—	—	—	—	(0.02)
Distributions from net realized gains	—	—	—	(1.18)	(4.64)
Total dividends and distributions	(0.27)	(0.18)	(0.16)	(1.36)	(5.17)
Net Asset Value, end of year	$22.31	$20.55	$15.75	$20.49	$24.50
Total Investment Return(a)	9.93%	31.65%	(22.34)%	(11.18)%	3.28%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,135.7	$4,012.3	$3,273.6	$4,615.9	$5,652.7
Ratios to average net assets:
Expenses	0.48%	0.49%	0.48%	0.49%	0.49%
Net investment income	1.29%	0.96%	0.88%	0.84%	1.75%
Portfolio turnover rate	50%	54%	54%	153%	78%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.

SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights

	Equity Portfolio
	Class II
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.58	$15.76	$20.49	$24.51	$28.92
Income (Loss) From Investment Operations:
Net investment income	0.20	0.08	0.09	0.09	0.39
Net realized and unrealized gains (losses) on investments	1.74	4.83	(4.72)	(2.83)	0.26
Total from investment operations	1.94	4.91	(4.63)	(2.74)	0.65
Less distributions:
Dividends from net investment income	(0.18)	(0.09)	(0.10)	(0.10)	(0.40)
Distributions in excess of net investment income	—	—	—	—	(0.02)
Distributions from net realized gains	—	—	—	(1.18)	(4.64)
Total dividends and distributions	(0.18)	(0.09)	(0.10)	(1.28)	(5.06)
Net Asset Value, end of year	$22.34	$20.58	$15.76	$20.49	$24.51
Total Investment Return(a)	9.51%	31.11%	(22.62)%	(11.57)%	2.83%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1.1	$0.8	$0.4	$1.1	$1.8
Ratios to average net assets:
Expenses	0.88%	0.89%	0.88%	0.89%	0.91%
Net investment income	0.91%	0.54%	0.46%	0.45%	1.26%
Portfolio turnover rate	50%	54%	54%	153%	78%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.

	Flexible Managed Portfolio
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.19	$12.55	$14.79	$16.53	$17.64
Income (Loss) From Investment Operations:
Net investment income	0.29	0.22	0.27	0.42	0.61
Net realized and unrealized gains (losses) on investments	1.32	2.70	(2.10)	(1.35)	(0.86)
Total from investment operations	1.61	2.92	(1.83)	(0.93)	(0.25)
Less Dividends and Distributions:
Dividends from net investment income	(0.22)	(0.28)	(0.41)	(0.58)	(0.62)
Distributions from net realized gains	—	—	—	(0.23)	(0.24)
Total dividends and distributions	(0.22)	(0.28)	(0.41)	(0.81)	(0.86)
Net Asset Value, end of year	$16.58	$15.19	$12.55	$14.79	$16.53
Total Investment Return(a)	10.74%	23.76%	(12.74)%	(5.68)%	(1.44)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,883.5	$3,693.6	$3,181.0	$3,896.6	$4,463.8
Ratios to average net assets:
Expenses	0.62%	0.62%	0.63%	0.64%	0.64%
Net investment income	1.83%	1.55%	1.92%	2.61%	3.22%
Portfolio turnover rate	150%	204%	238%	236%	132%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.

SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights

	Global Portfolio
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.14	$11.35	$15.29	$23.61	$30.98
Income (Loss) From Investment Operations:
Net investment income	0.11	0.10	0.07	0.09	0.07
Net realized and unrealized gains (losses) on investments	1.33	3.74	(3.87)	(3.58)	(5.30)
Total from investment operations	1.44	3.84	(3.80)	(3.49)	(5.23)
Less Dividends and Distributions:
Dividends from net investment income	(0.15)	(0.05)	(0.14)	(0.06)	(0.07)
Distributions in excess of net investment income	—	—	—	—	(0.13)
Distributions from net realized gains	—	—	—	(4.77)	(1.94)
Total dividends and distributions	(0.15)	(0.05)	(0.14)	(4.83)	(2.14)
Net Asset Value, end of year	$16.43	$15.14	$11.35	$15.29	$23.61
Total Investment Return(a)	9.59%	34.07%	(25.14)%	(17.64)%	(17.68)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$691.1	$665.6	$514.9	$885.0	$1,182.1
Ratios to average net assets:
Expenses	0.84%	0.87%	0.82%	0.84%	0.85%
Net investment income	0.67%	0.78%	0.47%	0.58%	0.25%
Portfolio turnover rate	128%	88%	75%	67%	95%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.

	Government Income Portfolio
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.92	$12.50	$12.26	$12.02	$11.55
Income (Loss) From Investment Operations:
Net investment income	0.49	0.46	0.38	0.65	0.89
Net realized and unrealized gain (losses) on investment	(0.13)	(0.15)	1.00	0.31	0.52
Total from investment operations	0.36	0.31	1.38	0.96	1.41
Less Dividends and Distributions:
Dividends from net investment income	(0.44)	(0.46)	(1.06)	(0.72)	(0.91)
Distributions from net realized gains	(0.19)	(0.43)	(0.08)	—	(0.03)
Total dividends and distributions	(0.63)	(0.89)	(1.14)	(0.72)	(0.94)
Net Asset Value, end of year	$11.65	$11.92	$12.50	$12.26	$12.02
Total Investment Return(a)	3.12%	2.46%	12.05%	8.06%	12.78%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$420.2	$461.5	$484.3	$311.0	$291.5
Ratios to average net assets:
Expenses	0.47%	0.46%	0.44%	0.47%	0.47%
Net investment income	4.07%	3.76%	4.29%	5.53%	6.03%
Portfolio turnover rate	617%	695%	508%	361%	184%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.

SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights

	High Yield Bond Portfolio
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.29	$4.59	$5.40	$6.14	$7.52
Income (Loss) From Investment Operations:
Net investment income	0.39	0.41	0.29	0.58	0.74
Net realized and unrealized gains (losses) on investments	0.13	0.71	(0.21)	(0.62)	(1.30)
Total from investment operations	0.52	1.12	0.08	(0.04)	(0.56)
Less Dividends:
Dividends from net investment income	(0.39)	(0.42)	(0.89)	(0.70)	(0.82)
Net Asset Value, end of year	$5.42	$5.29	$4.59	$5.40	$6.14
Total Investment Return(a)	10.30%	25.04%	1.50%	(0.44)%	(7.91)%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,595.7	$1,466.7	$1,128.6	$655.8	$661.3
Ratios to average net assets:
Expenses	0.59%	0.60%	0.58%	0.60%	0.60%
Net investment income	7.42%	8.11%	9.36%	10.93%	10.47%
Portfolio turnover rate	65%	93%	77%	84%	76%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.62	$12.79	$18.57	$22.97	$32.39
Income (Loss) From Investment Operations:
Net investment income	0.08	0.04	0.03	0.04	0.01
Net realized and unrealized gains (losses) on investments	1.52	3.83	(5.78)	(4.22)	(5.61)
Total from investment operations	1.60	3.87	(5.75)	(4.18)	(5.60)
Less Dividends and Distributions:
Dividends from net investment income	(0.08)	(0.04)	(0.03)	(0.03)	— (b)
Distributions from net realized gains	—	—	—	(0.19)	(3.82)
Total dividends and distributions	(0.08)	(0.04)	(0.03)	(0.22)	(3.82)
Net Asset Value, end of year	$18.14	$16.62	$12.79	$18.57	$22.97
Total Investment Return(a)	9.63%	30.25%	(30.95)%	(18.25)%	(17.38)%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$2,044.1	$1,772.4	$1,388.8	$2,186.9	$2,892.7
Ratios to average net assets:
Expenses	0.64%	0.64%	0.61%	0.64%	0.64%
Net investment income	0.50%	0.28%	0.21%	0.18%	0.02%
Portfolio turnover rate	74%	69%	74%	86%	89%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.

(b)     Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights

	Jennison Portfolio
	Class II
	Year Ended				February 10, 2000(e)
	December 31,				through
					December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.46	$12.70	$18.45	$22.88	$34.25
Income (Loss) From Investment Operations:
Net investment income (loss)	0.02	(0.01)	(0.02)	0.01	(0.03)
Net realized and unrealized gains (losses) on investments	1.50	3.77	(5.73)	(4.25)	(7.54)
Total from investment operations	1.52	3.76	(5.75)	(4.24)	(7.57)
Less Distributions:
Dividends from net investment income	(0.01)	—	—	— (d)	—	(d)
Distributions from net realized gains	—	—	—	(0.19)	(3.80)
Total distributions	(0.01)	—	—	(0.19)	(3.80)
Net Asset Value, end of year	$17.97	$16.46	$12.70	$18.45	$22.88
Total Investment Return(a)	9.22%	29.61%	(31.17)%	(18.60)%	(22.19)%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$84.9	$74.3	$48.1	$59.6	$13.3
Ratios to average net assets:
Expenses	1.04%	1.04%	1.01%	1.04%	1.04	%(b)
Net investment income (loss)	0.11%	(0.13)%	(0.19)%	(0.19)%	(0.39	)%(b)
Portfolio turnover rate	74%	69%	74%	86%	89	%(c)

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods less than one full year are not annualized.

(b)     Annualized.

(c)     Not annualized.

(d)     Less than $0.005 per share.

(e)     Commencement of offering of Class II Shares.

	Jennison 20/20 Focus Portfolio
	Class I
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.68	$8.28	$10.65	$10.99	$11.88
Income (Loss) From Investment Operations:
Net investment income	0.04	0.02	0.02	0.05	0.05
Net realized and unrealized gains (losses) on investments	1.66	2.40	(2.39)	(0.15)	(0.71)
Total from investment operations	1.70	2.42	(2.37)	(0.10)	(0.66)
Less Dividends and Distributions:
Dividends from net investment income	(0.01)	(0.02)	— (b)	(0.05)	(0.05)
Distributions from net realized gains	—	—	—	(0.19)	(0.18)
Total dividends and distributions	(0.01)	(0.02)	—	(0.24)	(0.23)
Net Asset Value, end of year	$12.37	$10.68	$8.28	$10.65	$10.99
Total Investment Return(a):	15.94%	29.30%	(22.24)%	(1.01)%	(5.41)%
Ratios Supplemental Data:
Net assets, end of year (in millions)	$68.4	$64.6	$57.2	$87.8	$95.8
Ratios to average net assets:
Expenses	0.88%	0.95%	0.97%	0.93%	0.88%
Net investment income	0.29%	0.18%	0.19%	0.46%	0.45%
Portfolio turnover rate	87%	102%	75%	131%	163%

(a)      Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.

(b)      Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights

	Jennison 20/20 Focus Portfolio
	Class II
	Year Ended December 31,				February 15, 2000(a) through
					December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.60	$8.23	$10.63	$10.99	$11.36
Income (Loss) From Investment Operations:
Net investment income	0.01	— (d)	— (d)	0.02	0.01
Net realized and unrealized gains (losses) on investments	1.62	2.37	(2.40)	(0.15)	(0.19)
Total from investment operations	1.63	2.37	(2.40)	(0.13)	(0.18)
Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.04)	(0.01)
Distributions from net realized gains	—	—	—	(0.19)	(0.18)
Total dividends and distributions	—	—	—	(0.23)	(0.19)
Net Asset Value, end of period	$12.23	$10.60	$8.23	$10.63	$10.99
Total Investment Return(b):	15.38%	28.80%	(22.58)%	(1.30)%	(1.53)%
Ratios Supplemental Data:
Net assets, end of period (in millions)	$101.0	$39.6	$7.5	$2.0	$0.7
Ratios to average net assets:
Expenses	1.28%	1.35%	1.37%	1.33%	1.28	%(c)
Net investment income (loss)	(0.02)%	(0.22)%	(0.21)%	0.06%	0.10	%(c)
Portfolio turnover rate	87%	102%	75%	131%	163	%(e)

(a)      Commencement of offering of Class II shares.

(b)      Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)      Annualized.

(d)      Less than $0.005 per share.

(e)      Not annualized.

	Money Market Portfolio
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00
Income (Loss) From Investment Operations:
Net investment income and realized and unrealized gains	0.01	0.08	0.15	0.41	0.60
Dividend and distributions	(0.01)	(0.08)	(0.15)	(0.41)	(0.60)
Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00
Total Investment Return(a)	1.01%	0.84%	1.52%	4.22%	6.20%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$885.4	$933.7	$1,366.6	$1,501.9	$1,238.2
Ratios to average net assets:
Expenses	0.45%	0.44%	0.43%	0.43%	0.44%
Net investment income	1.01%	0.84%	1.52%	3.86%	6.03%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.

SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights

	Natural Resources Portfolio
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.49	$22.35	$19.11	$23.59	$17.38
Income (Loss) From Investment Operations:
Net investment income	0.19	0.25	0.09	0.43	0.13
Net realized and unrealized gains (losses) on investments	6.28	7.38	3.52	(2.89)	6.36
Total from investment operations	6.47	7.63	3.61	(2.46)	6.49
Less Dividends and Distributions:
Dividends from net investment income	(1.00)	(0.98)	(0.12)	(0.55)	(0.16)
Distributions in excess of net investment income	—	—	—	—	(0.09)
Distributions from net realized gains	(1.08)	(1.51)	(0.25)	(1.47)	(0.03)
Total dividends and distributions	(2.08)	(2.49)	(0.37)	(2.02)	(0.28)
Net Asset Value, end of year	$31.88	$27.49	$22.35	$19.11	$23.59
Total Investment Return(a)	25.17%	39.00%	18.92%	(10.08)%	37.66%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$622.6	$498.7	$379.2	$336.1	$393.2
Ratios to average net assets:
Expenses	0.51%	0.51%	0.50%	0.52%	0.58%
Net investment income	0.49%	0.80%	0.47%	1.94%	0.67%
Portfolio turnover rate	24%	24%	37%	23%	30%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.

	Small Capitalization Stock Portfolio
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$17.64	$12.91	$15.48	$17.11	$16.25
Income (Loss) From Investment Operations:
Net investment income	0.12	0.07	0.06	0.06	0.07
Net realized and unrealized gains (losses) on investments	3.75	4.82	(2.31)	0.67	1.81
Total from investment operations	3.87	4.89	(2.25)	0.73	1.88
Less Distributions:
Dividends from net investment income	(0.11)	(0.07)	(0.13)	(0.08)	(0.08)
Distributions from net realized gains	(0.07)	(0.09)	(0.19)	(2.28)	(0.94)
Total distributions	(0.18)	(0.16)	(0.32)	(2.36)	(1.02)
Net Asset Value, end of year	$21.33	$17.64	$12.91	$15.48	$17.11
Total Investment Return(a)	22.04%	38.27%	(14.92)%	5.53%	12.81%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$743.2	$619.9	$467.4	$611.1	$568.3
Ratios to average net assets:
Expenses	0.47%	0.48%	0.46%	0.48%	0.48%
Net investment income	0.62%	0.47%	0.40%	0.52%	0.59%
Portfolio turnover rate	18%	15%	17%	23%	29%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.

SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights

	Stock Index Portfolio
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$29.29	$24.09	$31.64	$38.66	$44.45
Income (Loss) From Investment Operations:
Net investment income	0.50	0.36	0.37	0.36	0.36
Net realized and unrealized gains (losses) on investments	2.50	6.14	(7.34)	(5.05)	(4.37)
Total from investment operations	3.00	6.50	(6.97)	(4.69)	(4.01)
Less Dividends & Distributions:
Dividends from net investment income	(0.49)	(0.37)	(0.36)	(0.35)	(0.37)
Distributions from net realized gains	(0.51)	(0.93)	(0.22)	(1.98)	(1.41)
Total distributions	(1.00)	(1.30)	(0.58)	(2.33)	(1.78)
Net Asset Value, end of year	$31.29	$29.29	$24.09	$31.64	$38.66
Total Investment Return(a)	10.45%	28.18%	(22.19)%	(12.05)%	(9.03)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,094.7	$2,940.9	$2,352.3	$3,394.1	$4,186.0
Ratios to average net assets:
Expenses	0.38%	0.37%	0.37%	0.39%	0.39%
Net investment income	1.64%	1.42%	1.25%	1.02%	0.83%
Portfolio turnover rate	3%	2%	4%	3%	7%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.

	Value Portfolio
	Class I
	Year Ended December 31,
	2004	2003	2002(b)	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$17.36	$13.75	$17.91	$20.46	$19.52
Income (Loss) From Investment Operations:
Net investment income	0.28	0.23	0.22	0.25	0.46
Net realized and unrealized gains (losses) on investments	2.55	3.62	(4.15)	(0.69)	2.45
Total from investment operations	2.83	3.85	(3.93)	(0.44)	2.91
Less Distributions:
Dividends from net investment income	(0.26)	(0.24)	(0.23)	(0.30)	(0.44)
Distributions from net realized gains	—	—	—	(1.81)	(1.53)
Tax return of capital distributions	—	— (c)	—	—	—
Total distributions	(0.26)	(0.24)	(0.23)	(2.11)	(1.97)
Net asset value, end of year	$19.93	$17.36	$13.75	$17.91	$20.46
Total Investment Return(a)	16.31%	28.07%	(21.97)%	(2.08)%	15.59%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,595.6	$1,456.1	$1,247.0	$1,801.4	$1,975.3
Ratios to average net assets:
Expenses	0.44%	0.44%	0.43%	0.44%	0.45%
Net investment income	1.48%	1.49%	1.39%	1.32%	2.31%
Portfolio turnover rate	52%	72%	94%	175%	85%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.

(b)     Calculated based upon weighted average shares outstanding during the year.

(c)     Less than .005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights

	Value Portfolio
	Class II
	Year Ended December 31,			May 14, 2001(d) through
				December 31,
	2004	2003(e)	2002(e)	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$17.37	$13.75	$17.91	$19.79
Income (Loss) From Investment Operations:
Net investment income	0.20	0.16	0.16	0.12
Net realized and unrealized gains (losses) on investments	2.55	3.62	(4.15)	(1.01)
Total from investment operations	2.75	3.78	(3.99)	(0.89)
Less Distributions:
Dividends from net investment income	(0.18)	(0.16)	(0.17)	(0.14)
Distributions from net realized gains	—	—	—	(0.85)
Tax return of capital distributions	—	— (f)	—	—
Total distributions	(0.18)	(0.16)	(0.17)	(0.99)
Net Asset Value, end of period	$19.94	$17.37	$13.75	$17.91
Total Investment Return(a)	15.83%	27.63%	(22.35)%	(4.34)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3.0	$2.9	$1.5	$1.1
Ratios to average net assets:
Expenses	0.84%	0.84%	0.83%	0.84	%(b)
Net investment income	1.08%	1.10%	1.04%	0.94	%(b)
Portfolio turnover rate	52%	72%	94%	175	%(c)

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(b)     Annualized.

(c)     Not annualized.

(d)     Commencement of offering of Class II shares.

(e)     Calculated based upon weighted average shares outstanding during the year.

(f)        Less than .005 per share.

	Zero Coupon Bond Portfolio 2005
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.38	$13.73	$13.77	$13.38	$12.68
Income (Loss) From Investment Operations:
Net investment income	0.55	0.60	0.59	0.65	0.65
Net realized and unrealized gains (losses) on investments	(0.47)	(0.34)	0.75	0.42	1.02
Total from investment operations	0.08	0.26	1.34	1.07	1.67
Less Dividends and Distributions:
Dividends from net investment income	(0.55)	(0.60)	(1.25)	(0.64)	(0.67)
Distributions from net realized gains	(0.32)	(0.01)	(0.13)	(0.04)	(0.30)
Total dividends and distributions	(0.87)	(0.61)	(1.38)	(0.68)	(0.97)
Net Asset Value, end of year	$12.59	$13.38	$13.73	$13.77	$13.38
Total Investment Return(a)	0.57%	1.90%	10.40%	8.11%	13.76%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$60.6	$63.9	$66.8	$55.0	$49.8
Ratios to average net assets:
Expenses	0.63%	0.66%	0.63%	0.63%	0.65%
Net investment income	4.19%	4.33%	4.64%	5.05%	5.26%
Portfolio turnover rate	9%	8%	1%	10%	67%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.

SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights

	SP AIM Aggressive Growth Portfolio
	Year Ended December 31,				September 22, 2000(a) through
					December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.49	$5.13	$6.49	$8.60	$10.00
Income (Loss) From Investment Operations:
Net investment loss	(0.03)	(0.03)	(0.03)	(0.04)	(0.01)
Net realized and unrealized gains (losses) on investments	0.80	1.39	(1.33)	(2.07)	(1.39)
Total from investment operations	0.77	1.36	(1.36)	(2.11)	(1.40)
Net Asset Value, end of period	$7.26	$6.49	$5.13	$6.49	$8.60
Total Investment Return(b)	11.86%	26.51%	(20.96)%	(24.53)%	(14.00)%
Ratios/Supplement Data:
Net assets, end of period (in millions)	$32.8	$22.4	$9.3	$5.7	$3.9
Ratios to average net assets:(d)
Expenses	1.07%	1.07%	1.07%	1.07%	1.07	%(c)
Net investment loss	(0.58)%	(0.73)%	(0.72)%	(0.73)%	(0.40	)%(c)
Portfolio turnover rate	156%	85%	73%	87%	16	%(e)

(a)     Commencement of operations.

(b)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)     Annualized.

(d)     Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.52% and (1.03)%, respectively, for the year ended December 31, 2004, 2.02% and (1.68)%, respectively, for the year ended December 31, 2003, 2.81% and (2.46)%, respectively, for the year ended December 31, 2002, 3.45% and (3.11)%, respectively, for the year ended December 31, 2001 and 5.57% and (4.90)%, respectively, for the period ended December 31, 2000.

(e)     Not annualized.

	SP AIM Core Equity Portfolio
	Year Ended December 31,					September 22, 2000(a) through
						December 31,
	2004	2003	2002	2001		2000
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.80	$5.52	$6.51	$8.41		$10.00
Income (Loss) From Investment Operations:
Net investment income (loss)	0.08	0.04	0.02	(—	)(f)	0.01
Net realized and unrealized gain (loss) on investments	0.51	1.26	(1.01)	(1.90)		(1.59)
Total from investment operations	0.59	1.30	(0.99)	(1.90)		(1.58)
Less Dividends:
Dividends from net investment income	(0.03)	(0.02)	—	—		(0.01)
Net Asset Value, end of period	$7.36	$6.80	$5.52	$6.51		$8.41
Total Investment Return(b)	8.79%	23.69%	(15.21)%	(22.68)%		(15.74)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$31.8	$22.8	$13.9	$10.2		$4.3
Ratios to average net assets:(d)
Expenses	1.00%	1.00%	1.00%	1.00%		1.00	%(c)
Net investment income (loss)	1.27%	0.70%	0.45%	(0.02)%		0.26	%(c)
Portfolio turnover rate	68%	37%	116%	65%		15	%(e)

(a)     Commencement of operations.

(b)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)     Annualized.

(d)     Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.48% and 0.79%, respectively, for the year ended December 31, 2004, and 1.72% and (0.02)%, respectively for the year ended December 31, 2003, 1.79% and (0.34)%, respectively, for the year ended December 31, 2002, 2.55% and (1.57)%, respectively for the year ended December 31, 2001 and 5.53% and (4.27)%, respectively, for the period ended December 31, 2000.

(e)     Not annualized.

(f)        Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights

	SP AllianceBernstein Large Cap Growth Portfolio (formerly, SP Alliance Large Cap Growth Portfolio)
	Year Ended December 31,						September 22, 2000(a) through
							December 31,
	2004	2003	2002		2001		2000
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.23	$5.03	$7.31		$8.55		$10.00
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.01)	0.00 (f)	(0.01)		(0.01)		0.01
Net realized and unrealized gains (losses) on investments	0.39	1.20	(2.27)		(1.23)		(1.45)
Total from investment operations	0.38	1.20	(2.28)		(1.24)		(1.44)
Less Distributions:
Dividends from net investment income	—	—	—		—		(0.01)
Tax return of capital distributions	—	—	—		—	(f)	—
Total distributions	—	—	—		—	(f)	(0.01)
Net Asset Value, end of period	$6.61	$6.23	$5.03		$7.31		$8.55
Total Investment Return(b)	6.10%	23.86%	(31.19)%		(14.47)%		(14.44)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$65.7	$146.5	$57.7		$35.9		$7.1
Ratios to average net assets:
Expenses	1.07%	1.06%	1.10	%(d)	1.10	%(d)	1.10	%(c)(d)
Net investment income (loss)	(0.14)%	(0.11)%	(0.27	)%(d)	(0.08	)%(d)	0.44	%(c)(d)
Portfolio turnover rate	122%	38%	34%		47%		10	%(e)

(a)     Commencement of operations.

(b)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for years of less than one full year are not annualized.

(c)     Annualized.

(d)     Net of expense subsidy. If the investment advisor had not subsidized expenses, the expense and net investment loss ratios would have been 1.19% and (0.35)%, respectively, for the year ended December 31, 2002, 1.57% and (0.55)%, respectively, for the year ended December 31, 2001 and 4.26% and (2.72)%, respectively, for the year ended December 31, 2000.

(e)     Not annualized.

(f)        Less than $0.005 per share.

	SP Davis Value Portfolio
	Year Ended December 31,						September 22, 2000(a) through
							December 31,
	2004	2003	2002		2001		2000
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.80	$7.62	$9.04		$10.15		$10.00
Income (Loss) From Investment Operations:
Net investment income	0.10	0.05	0.05		0.05		0.02
Net realized and unrealized gains (losses) on investments and foreign currencies	1.12	2.18	(1.47)		(1.11)		0.15
Total from investment operations	1.22	2.23	(1.42)		(1.06)		0.17
Less Dividends:
Dividends from net investment income	(0.04)	(0.05)	—	(f)	(0.05)		(0.02)
Net Asset Value, end of period	$10.98	$9.80	$7.62		$9.04		$10.15
Total Investment Return(b)	12.53%	29.40%	(15.70)%		(10.46)%		1.69%
Ratios/Supplement Data:
Net assets, end of period (in millions)	$285.5	$391.2	$165.0		$94.4		$12.8
Ratios to average net assets:
Expenses	0.82%	0.82%	0.83	%(e)	0.83	%(e)	0.83	%(c)(e)
Net investment income	0.89%	0.80%	0.82	%(e)	0.64	%(e)	1.48	%(c)(e)
Portfolio turnover rate	34%	7%	22%		17%		3	%(d)

(a)     Commencement of operations.

(b)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and included reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)     Annualized.

(d)     Not annualized.

(e)     Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 0.87% and 0.78%, respectively, for the period ended December 31, 2002, 1.03% and 0.43%, respectively, for the period ended December 31, 2001, and 3.16% and (0.85)%, respectively, for the period ended December 31, 2000.

(f)        Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights

	SP Goldman Sachs Small Cap Value Portfolio
	Year Ended December 31,						September 22, 2000(a) through
							December 31,
	2004	2003	2002		2001		2000
Per Share Operating Performance:
Net Asset Value, beginning of period	$12.88	$9.68	$11.36		$11.13		$10.00
Income (Loss) From Investment Operations:
Net investment income	0.08	0.02	0.05		0.08		0.03
Net realized and unrealized gains (losses) on investments	2.57	3.18	(1.68)		0.26		1.10
Total from investment operations	2.65	3.20	(1.63)		0.34		1.13
Less Dividends and Distributions:
Dividends from net investment income	(0.02)	— (b)	(0.05)		(0.11)		—	(b)
Distributions from net realized gains	— (b)	—	—		—		—
Total dividends and distributions	(0.02)	0.00	(0.05)		(0.11)		0.00
Net Asset Value, end of period	$15.51	$12.88	$9.68		$11.36		$11.13
Total Investment Return(c)	20.69%	33.11%	(14.38)%		3.11%		11.33%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$393.3	$250.6	$99.2		$47.4		$6.1
Ratios to average net assets:
Expenses	0.96%	1.04%	1.05	%(e)	1.05	%(e)	1.05	%(d)(e)
Net investment income	0.69%	0.37%	0.69	%(e)	1.08	%(e)	1.79	%(d)(e)
Portfolio turnover rate	127%	90%	116%		89%		18	%(f)

(a)     Commencement of operations.

(b)     Less than $0.005 per share.

(c)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(d)     Annualized.

(e)     Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 1.10% and 0.64%, respectively, for the year ended December 31, 2002, 1.56% and 0.57%, respectively, for the year ended December 31, 2001 and 4.84% and (2.00)%, respectively, for the period ended December 31, 2000.

(f)        Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights

	SP Large Cap Value Portfolio
	Year Ended December 31,							September 22, 2000(a) through
								December 31,
	2004(g)	2003		2002		2001		2000
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.90	$7.81		$9.44		$10.44		$10.00
Income (Loss) From Investment Operations:
Net investment income	0.16	0.09		0.08		0.09		0.04
Net realized and unrealized gains (losses) on investments	1.58	2.00		(1.62)		(0.99)		0.44
Total from investment operations	1.74	2.09		(1.54)		(0.90)		0.48
Less Dividends and Distributions:
Dividends from net investment income	(.08)	—		(0.09)		(0.10)		(0.04)
Distributions in excess of net investment income	—	—		—		—		—	(e)
Tax Return of Capital	—	—		—	(e)	—		—
Total dividends and distributions	(.08)	—		(0.09)		(0.10)		(0.04)
Net Asset Value, end of period	$11.56	$9.90		$7.81		$9.44		$10.44
Total Investment Return(b)	17.75%	26.76%		(16.37)%		(8.65)%		4.82%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$601.4	$72.9		$38.3		$23.7		$3.9
Ratios to average net assets:
Expenses	0.86%	0.90	%(d)	0.90	%(d)	0.90	%(d)	0.90	%(c)(d)
Net investment income	1.53%	1.32	%(d)	1.22	%(d)	1.18	%(d)	1.60	%(c)(d)
Portfolio turnover rate	77%	73%		96%		61%		13	%(f)

(a)     Commencement of operations.

(b)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)     Annualized.

(d)     Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.11% and 1.11%, respectively, for the year ended December 31, 2003 and 1.31% and 0.81%, respectively, for the year ended December 31, 2002, 1.98% and 0.10%, respectively, for the year ended December 31, 2001 and 5.47% and (2.97)%, respectively, for the period ended December 31, 2000.

(e)     Less than $0.005 per share.

(f)        Not annualized.

(g)     Calculated based upon weighted average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights

	SP LSV International Value Portfolio (formerly, SP Deutsche International Equity Portfolio)
	Year Ended December 31,				September 22, 2000(a) through
					December 31,
	2004	2003(f)	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.67	$6.08	$7.35	$9.44	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.04	0.06	0.04	0.05	0.01
Net realized and unrealized gains (losses) on investments	1.17	1.58	(1.31)	(2.09)	(0.57)
Total from investment operations	1.21	1.64	(1.27)	(2.04)	(0.56)
Less Dividends:
Dividends from net investment income	(0.04)	(0.05)	—	(0.05)	—
Net Asset Value, end of period	$8.84	$7.67	$6.08	$7.35	$9.44
Total Investment Return(b)	15.80%	27.37%	(17.17)%	(22.07)%	(5.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$240.7	$119.9	$46.4	$24.7	$7.8
Ratios to average net assets:(e)
Expenses	1.10%	1.10%	1.10%	1.10%	1.10	%(c)
Net investment income	0.69%	0.89%	0.55%	0.61%	0.55	%(c)
Portfolio turnover rate	159%	87%	141%	155%	51	%(d)

(a)     Commencement of operations.

(b)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)     Annualized.

(d)     Not annualized.

(e)     Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.23% and 0.55%, respectively, for the year ended December 31, 2004, 1.30% and 0.69%, respectively, for the year ended December 31, 2003, 1.77% and (0.12)%, respectively, for the year ended December 31, 2002, 3.27% and (1.56)%, respectively, for the year ended December 31, 2001, and 4.21% and (2.56)%, respectively, for the period ended December 31, 2000.

(f)        Calculated based upon weighted average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights

	SP MFS Capital Opportunities Portfolio
	Year Ended December 31,					September 22, 2000(a) through
						December 31,
	2004	2003	2002	2001		2000
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.33	$5.00	$7.01	$9.15		$10.00
Income (Loss) From Investment Operations:
Net investment income	0.04	0.01	0.01	—	(f)	0.01
Net realized and unrealized gains (losses) on investments	0.74	1.33	(2.02)	(2.13)		(0.85)
Total from investment operations	0.78	1.34	(2.01)	(2.13)		(0.84)
Less Dividends:
Dividends from net investment income	(0.01)	(0.01)	—	(0.01)		(0.01)
Net Asset Value, end of period	$7.10	$6.33	$5.00	$7.01		$9.15
Total Return(b)	12.39%	26.80%	(28.67)%	(23.28)%		(8.39)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$27.8	$20.3	$9.3	$8.2		$4.3
Ratios to average net assets:(d)
Expenses	1.00%	1.00%	1.00%	1.00%		1.00	%(c)
Net investment income	0.64%	0.34%	0.16%	(—	)%(g)	0.40	%(c)
Portfolio turnover rate	66%	58%	143%	99%		25	%(e)

(a)     Commencement of operations.

(b)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)     Annualized.

(d)     Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.45% and 0.19%, respectively, for the year ended December 31, 2004, 2.02% and (0.69)%, respectively, and 2.28% and (1.12)%, respectively, for the year ended December 31, 2002, for the year ended December 31, 2003, 3.04% and (2.04)%, respectively, for the year ended December 31, 2001 and 5.48% and (4.08)%, respectively and for the period ended December 31, 2000.

(e)     Not annualized.

(f)        Less than $0.005 per share.

(g)     Less than .005%.

	SP Mid-Cap Growth Portfolio
	Year Ended December 31,				September 22, 2000(a) through
					December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.73	$4.09	$7.62	$9.69	$10.00
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.03)	(0.02)	(0.02)	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	1.15	1.66	(3.51)	(2.01)	(0.25)
Total from investment operations	1.12	1.64	(3.53)	(2.02)	(0.23)
Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.01)	(0.02)
Distributions from net realized gains	—	—	—	(0.04)	(0.06)
Total dividends and distributions	—	—	—	(0.05)	(0.08)
Net Asset Value, end of period	$6.85	$5.73	$4.09	$7.62	$9.69
Total Investment Return(b)	19.55%	40.10%	(46.33)%	(20.93)%	(2.26)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$107.5	$58.9	$18.3	$15.9	$5.6
Ratios to average net assets:(d)
Expenses	1.00%	1.00%	1.00%	1.00%	1.00	%(c)
Net investment income (loss)	(0.68)%	(0.73)%	(0.59)%	(0.20)%	1.16	%(c)
Portfolio turnover rate	79%	73%	255%	93%	27	%(e)

(a)     Commencement of operations.

(b)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)     Annualized.

(d)     Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.07% and (0.75)%, respectively, for the year ended December 31, 2004, 1.34% and (1.07)%, respectively, for the year ended December 31, 2003, 1.68% and (1.27)%, respectively, for the year ended December 31, 2002, 2.11% and (1.31)%, respectively, for the year ended December 31, 2001 and 4.59% and (2.43)%, respectively, for the period ended December 31, 2000.

(e)     Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights

	SP PIMCO High Yield Portfolio
	Year Ended December 31,					September 22, 2000(a) through
						December 31,
	2004	2003	2002	2001		2000
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.53	$9.17	$9.81	$10.02		$10.00
Income (Loss) From Investment Operations:
Net investment income	0.69	0.65	0.64	0.59		0.17
Net realized and unrealized gains (losses) on investments	0.25	1.36	(0.64)	(0.21)		0.02
Total from investment operations	.94	2.01	—	0.38		0.19
Less Dividends and Distributions:
Dividends from net investment income	(0.70)	(0.65)	(0.64)	(0.59)		(0.16)
Distributions from net realized gains	(0.10)	—	—	—		(0.01)
Distributions in excess of net realized capital gains	—	—	—	—		—	(d)
Total dividends and distributions	(0.80)	(0.65)	(0.64)	(0.59)		(0.17)
Net Asset Value, end of period	$10.67	$10.53	$9.17	$9.81		$10.02
Total Investment Return(b)	9.32%	22.41%	0.15%	3.97%		1.94%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$312.5	$248.2	$112.2	$52.0		$8.0
Ratios to average net assets:
Expenses	0.68%	0.72%	0.82%	0.82	%(e)	0.82	%(c)(e)
Net investment income	6.68%	6.97%	7.79%	7.44	%(e)	7.78	%(c)(e)
Portfolio turnover rate	53%	74%	108%	105%		88	%(f)

(a)     Commencement of operations.

(b)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)     Annualized.

(d)     Less than $0.005 per share.

(e)     Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 1.08% and 7.18%, respectively, for the year ended December 31, 2001 and 3.42% and 5.18%, respectively, for the period ended December 31, 2000.

(f)         Not annualized.

	SP PIMCO Total Return Portfolio
	Year Ended December 31,					September 22,2000(a) through
						December 31,
	2004	2003	2002	2001		2000
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.54	$11.41	$10.70	$10.40		$10.00
Income From Investment Operations:
Net investment income	0.22	0.23	0.28	0.32		0.13
Net realized and unrealized gains on investments	0.36	0.43	0.71	0.57		0.39
Total from investment operations	0.58	0.66	0.99	0.89		0.52
Less Dividends and Distributions:
Dividends from net investment income	(0.23)	(0.28)	(0.28)	(0.34)		(0.11)
Distributions from net realized gains	(0.21)	(0.25)	— (f)	(0.25)		(0.01)
Total dividends and distributions	(0.44)	(0.53)	(0.28)	(0.59)		(0.12)
Net Asset Value, end of period	$11.68	$11.54	$11.41	$10.70		$10.40
Total Investment Return(b)	5.28%	5.85%	9.39%	8.66%		5.18%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,099.0	$839.1	$471.7	$147.0		$10.7
Ratios to average net assets:
Expenses	0.65%	0.65%	0.67%	0.76	%(d)	0.76	%(c)(d)
Net investment income	2.01%	2.19%	3.02%	3.69	%(d)	5.94	%(c)(d)
Portfolio turnover rate	590%	656%	574%	718%		239	%(e)

(a)     Commencement of operations.

(b)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)     Annualized.

(d)     Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 0.82% and 3.63%, respectively, for the year ended December 31, 2001 and 2.73% and 3.97%, respectively, for the period ended December 31, 2000.

(e)     Not annualized.

(f)        Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights

	SP Prudential U.S. Emerging Growth Portfolio
	Class I
	Year Ended December 31,						September 22, 2000(a) through
							December 31,
	2004	2003	2002		2001		2000
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.65	$4.68	$6.89		$8.38		$10.00
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.05)	(0.02)	(0.02)		(0.01)		0.01
Net realized and unrealized gains (losses) on investments	1.47	1.99	(2.19)		(1.48)		(1.62)
Total from investment operations	1.42	1.97	(2.21)		(1.49)		(1.61)
Less Dividends and Distributions:
Dividends from net investment income	—	—	—		—		(0.01)
Distributions from net realized gains	— (f)	—	—		—		—
Total dividends and distributions	— (f)	—	—		—		(0.01)
Net Asset Value, end of period	$8.07	$6.65	$4.68		$6.89		$8.38
Total Investment Return(b)	21.39%	42.09%	(32.08)%		(17.78)%		(16.11)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$128.3	$170.0	$51.0		$31.2		$6.4
Ratios to average net assets:
Expenses	0.78%	0.80%	0.90	%(d)	0.90	%(d)	0.90	%(c)(d)
Net investment income (loss)	(0.53)%	(0.56)%	(0.48	)%(d)	(0.37	)%(d)	0.49	%(c)(d)
Portfolio turnover rate	212%	213%	299%		258%		82	%(e)

(a)     Commencement of operations.

(b)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)     Annualized.

(d)     Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have 0.98% and (0.56)%, respectively, for the year ended December 31, 2002, 1.41% and (0.88)%, respectively, for the year ended December 31, 2001 and 4.26% and (2.87)%, respectively, for the period ended December 31, 2000.

(e)     Not annualized.

(f)        Less than $0.005 per share

SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights

	SP Prudential U.S Emerging Growth Portfolio
	Class II
	Year Ended December 31,				July 9, 2001(a) through
					December 31,
	2004	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.58	$4.65	$6.88		$7.56
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.07)	(0.05)	(0.05)		(0.01)
Net realized and unrealized gains (losses) on investments	1.45	1.98	(2.18)		(0.67)
Total from investment operations	1.38	1.93	(2.23)		(0.68)
Less Distributions:
Distributions from net realized gains	— (f)	—	—		—
Total distributions	— (f)	—	—		—
Net Asset Value, end of period	$7.96	$6.58	$4.65		$6.88
Total Investment Return(b)	21.01%	41.51%	(32.41)%		(8.99)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$0.4	$0.3	$0.2		$0.2
Ratios to average net assets:
Expenses	1.18%	1.20%	1.30	%(c)	1.30	%(c)(d)
Net investment loss	(0.94)%	(0.97)%	(0.89	)%(c)	(0.87	)%(c)(d)
Portfolio turnover rate	212%	213%	299%		258	%(e)

(a)     Commencement of offering of Class II shares.

(b)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)     Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.38% and (0.95)%, respectively, for the year ended December 31, 2002, 1.81% and (1.38)%, respectively, for the period ended December 31, 2001.

(d)     Annualized.

(e)     Not annualized.

(f)        Less than $0.005 per share

SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights

	SP Small Cap Growth Portfolio (formerly, SP State Street Research Small Cap Growth Portfolio)
	Year Ended December 31,							September 22, 2000(a) through
								December 31,
	2004	2003		2002		2001		2000
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.52	$4.84		$6.94		$8.38		$10.00
Income (Loss) From Investment Operations:
Net investment loss	(0.03)	(0.03)		(0.03)		(0.02)		—	(f)
Net realized and unrealized gains (losses) on investments	(0.03)	1.71		(2.07)		(1.42)		(1.62)
Total from investment operations	(0.06)	1.68		(2.10)		(1.44)		(1.62)
Net Asset Value, end of period	$6.46	$6.52		$4.84		$6.94		$8.38
Total Investment Return(b)	(0.92)%	34.71%		(30.26)%		(17.18)%		(16.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$184.1	$35.0		$12.5		$8.4		$5.5
Ratios to average net assets:
Expenses	1.09%	1.15	%(d)	1.15	%(d)	1.15	%(d)	1.15	%(c)(d)
Net investment loss	(0.82)%	(0.72	)%(d)	(0.73	)%(d)	(0.28	)%(d)	(0.10	)%(c)(d)
Portfolio turnover rate	240%	122%		109%		83%		29	%(e)

(a)     Commencement of operations.

(b)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)     Annualized.

(d)     Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.78% and (1.35)%, respectively for the year ended December 31, 2003, 2.30% and (1.89)%, respectively, for the year ended December 31, 2002, 2.84% and (1.97)%, respectively, for the year ended December 31, 2001 and 4.00% and (2.95)% respectively, for the period ended December 31, 2000.

(e)     Not annualized.

(f)        Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights

	SP Strategic Partners Focused Growth Portfolio
	Class I
	Year Ended December 31,				September 22, 2000(a) through
					December 31,
	2004	2003	2002	2001(g)	2000
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.33	$5.03	$6.73	$7.94	$10.00
Income (Loss) From Investment Operations:
Net investment income (loss)	— (f)	(0.01)	(0.01)	(0.01)	—	(f)
Net realized and unrealized gains (losses) on investments	0.67	1.31	(1.69)	(1.20)	(2.06)
Total from investment operations	0.67	1.30	(1.70)	(1.21)	(2.06)
Net Asset Value, end of period	$7.00	$6.33	$5.03	$6.73	$7.94
Total Investment Return(b)	10.58%	25.84%	(25.26)%	(15.32)%	(20.47)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$30.1	$21.6	$10.8	$7.7	$5.9
Ratios to average net assets:(d)
Expenses	1.01%	1.01%	1.01%	1.01%	1.01	%(c)
Net investment income (loss)	(0.01)%	(0.28)%	(0.30)%	(0.16)%	0.18	%(c)
Portfolio turnover rate	84%	93%	62%	116%	37	%(e)

(a)     Commencement of offering of Class I shares.

(b)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)     Annualized.

(d)     Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.28% and (0.28)%, respectively, for the year ended December 31, 2004, 1.65% and (0.92)%, respectively, for the year ended December 31, 2003, 1.98% and (1.28)%, respectively for the year ended December 31, 2002, 2.61% and (1.76)%, respectively, for the year ended December 31, 2001 and 3.88% and (2.69)%, respectively, for the period ended December 31, 2000.

(e)     Not annualized.

(f)        Less than $0.005 per share

(g)     Calculated based upon weighted average shares outstanding during the year.

	SP Strategic Partners Focused Growth Portfolio
	Class II
	Year Ended December 31,			January 12, 2001(a) through
				December 31,
	2004	2003	2002	2001(f)
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.26	$4.99	$6.70	$8.43
Income (Loss) From Investment Operations:
Net investment loss	(0.01)	(0.03)	(0.02)	(0.03)
Net realized and unrealized gains (losses) on investments	0.63	1.30	(1.69)	(1.70)
Total from investment operations	0.62	1.27	(1.71)	(1.73)
Net Asset Value, end of period	$6.88	$6.26	$4.99	$6.70
Total Investment Return(b)	9.90%	25.45%	(25.52)%	(20.80)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$32.1	$14.3	$6.6	$2.0
Ratios to average net assets:(d)
Expenses	1.41%	1.41%	1.41%	1.41	%(c)
Net investment loss	(0.34)%	(0.68)%	(0.68)%	(0.58	)%(c)
Portfolio turnover rate	84%	93%	62%	116	%(e)

(a)     Commencement of offering of Class II shares.

(b)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)     Annualized.

(d)     Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.68% and (0.61)%, respectively, for the year ended December 31, 2004, 2.05% and (1.32)%, respectively, for the year ended December 31, 2003, 2.34% and (1.61)%, respectively, for the year ended December 31, 2002 and 3.01% and (2.18)%, respectively, for the period ended December 31, 2001.

(e)     Not annualized.

(f)        Calculated based upon weighted average shares outstanding during the period.

SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights

	SP Technology Portfolio
	Year Ended December 31,				September 22, 2000(a) through
					December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.77	$3.35	$5.71	$7.62	$10.00
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.02)	(0.03)	(0.04)	(0.03)	0.01
Net realized and unrealized gains (losses) on investments	0.02	1.45	(2.32)	(1.88)	(2.38)
Total from investment operations	—	1.42	(2.36)	(1.91)	(2.37)
Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(0.01)
Distributions in excess of net investment income	—	—	—	—	—	(c)
Total dividends and distributions	—	—	—	—	(0.01)
Net Asset Value, end of period	$4.77	$4.77	$3.35	$5.71	$7.62
Total Investment Return(b)	0.00%	42.39%	(41.33)%	(25.07)%	(23.71)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$29.0	$20.0	$6.5	$7.7	$6.1
Ratios to average net assets:(f)
Expenses	1.30%	1.30%	1.30%	1.30%	1.30	%(d)
Net investment income (loss)	(0.53)%	(1.05)%	(1.10)%	(0.69)%	0.37	%(d)
Portfolio turnover rate	118%	88%	81%	47%	23	%(e)

(a)     Commencement of operations.

(b)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)     Less than $0.005 per share.

(d)     Annualized.

(e)     Not annualized.

(f)        Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.79% and (1.02)%, respectively, for the year ended December 31, 2004, 2.56% and (2.31)%, respectively, for the year ended December 31, 2003, 3.00% and (2.81)%, respectively, for the year ended December 31, 2002, 3.16% and (2.53)%, respectively, for the year ended December 31, 2001 and 4.66% and (2.99)%, respectively, for the period ended December 31, 2000.

SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights

	SP William Blair International Growth Portfolio
	Class I
	Year Ended December 31,						September 22, 2000(a) through
							December 31,
	2004	2003	2002		2001(f)		2000
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.89	$4.22	$5.45		$8.50		$10.00
Income (Loss) From Investment Operations:
Net investment income	0.02	0.01	0.01		0.02		0.01
Net realized and unrealized gains (losses) on investments	0.95	1.66	(1.24)		(3.05)		(1.51)
Total from investment operations	0.97	1.67	(1.23)		(3.03)		(1.50)
Less Dividends and Distributions:
Dividends from net investment income	(0.01)	—	—		—		—
Tax return of capital distributions	—	—	—		(0.02)		—
Total dividends and distributions	(0.01)	—	—		(0.02)		—
Net Asset Value, end of period	$6.85	$5.89	$4.22		$5.45		$8.50
Total Investment Return(b)	16.54%	39.57%	(22.57)%		(35.64)%		(15.00)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$249.1	$105.6	$34.9		$19.9		$7.6
Ratios to average net assets
Expenses	1.02%	1.15%	1.24	%(d)	1.24	%(d)	1.24	%(c)(d)
Net investment income	0.51%	0.56%	0.26	%(d)(g)	0.31	%(d)(g)	0.51	%(c)(d)
Portfolio turnover rate	137%	121%	108%		86%		12	%(e)

(a)     Commencement of offering of Class I shares.

(b)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investments returns for periods of less than one full year are not annualized.

(c)     Annualized.

(d)     Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 1.40% and 0.10%, respectively, for the year ended December 31, 2002 and 1.86% and (0.30)%, respectively, for the year ended December 31, 2001 and 3.44% and (1.69)%, respectively, for the year ended December 31, 2000.

(e)     Not annualized.

(f)        Calculated based upon weighted average shares outstanding during the year.

(g)  Includes custody fee credits of 0.02% and 0.12% for the year ended December 31, 2002 and the year ended December 31, 2001, respectively. If the Portfolio had not earned custodian fee credits, the annual net investment income would have been 0.24% and 0.19%, respectively for the year ended December 31, 2002 and the year ended December 31, 2001.

SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights

	SP William Blair International Growth Portfolio
	Class II
	Year Ended December 31,						October 4, 2000(a) through
							December 31,
	2004	2003	2002		2001(g)		2000
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.83	$4.19	$5.43		$8.48		$9.79
Income (Loss) From Investment Operations:
Net investment income	0.01	0.01	—	(f)	—	(f)	—	(f)
Net realized and unrealized gains (losses) on investments	0.93	1.63	(1.24)		(3.04)		(1.31)
Total from investment operations	0.94	1.64	(1.24)		(3.04)		(1.31)
Less Distributions:
Tax return of capital distributions	—	—	—		(0.01)		—
Net Asset Value, end of period	$6.77	$5.83	$4.19		$5.43		$8.48
Total Investment Return(b)	16.12%	39.14%	(22.84)%		(35.92)%		(13.28)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$139.0	$113.6	$23.6		$14.9		$2.7
Ratios to average net assets:
Expenses	1.42%	1.54%	1.64	%(d)	1.64	%(d)	1.64	%(c)(d)
Net investment income (loss)	0.21%	0.04%	(0.11	)%(d)(h)	(0.03	)%(d)(h)	—	%(c)(d)
Portfolio turnover rate	137%	121%	108%		86%		12	%(e)

(a)      Commencement of offering of Class II shares.

(b)      Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)      Annualized.

(d)      Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.80% and (0.26)%, respectively, for the year ended December 31, 2002 and 2.26% and (0.66)%, respectively, for the year ended December 31, 2001 and 3.84% and (2.20)%, respectively, for the year ended December 31, 2000.

(e)      Not annualized.

(f)         Less than $0.005 per share.

(g)      Calculated based upon weighted average shares outstanding during the year.

(h)      Includes custody fee credits of 0.02% and 0.13% for the year ended December 31, 2002 and the year ended December 31, 2001, respectively. If the Portfolio had not earned custodian fee credits, the annual net investment loss would have been (0.13)% and (0.16)%, respectively for the year ended December 31, 2002 and the year ended December 31, 2001.

SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights

	SP Aggressive Growth Asset Allocation Portfolio
	Year Ended December 31,				September 22, 2000(a) through
					December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.83	$5.90	$7.58	$9.33	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.02	0.01	— (e)	0.02	0.01
Net realized and unrealized gains (losses) on investments	1.13	1.92	(1.68)	(1.69)	(0.67)
Total from investment operations	1.15	1.93	(1.68)	(1.67)	(0.66)
Less Dividends and Distributions:
Dividends from net investment income	— (e)	— (e)	—	(0.02)	(0.01)
Distributions from net realized gains	—	—	—	(0.06)	—
Total dividends and distributions	—	—	—	(0.08)	(0.01)
Net Asset Value, end of period	$8.98	$7.83	$5.90	$7.58	$9.33
Total Investment Return(b)	14.76%	32.77%	(22.16)%	(17.92)%	(6.65)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$136.9	$60.6	$15.1	$7.5	$2.1
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05%	0.05	%(c)
Net investment income	0.27%	0.16%	0.06%	0.39%	0.36	%(c)
Portfolio turnover rate	60%	22%	26%	62%	6	%(d)

(a)     Commencement of operations.

(b)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)     Annualized.

(d)     Not annualized.

(e)     Less than $0.005 per share.

	SP Balanced Asset Allocation Portfolio
	Year Ended December 31,				September 22, 2000(a) through
					December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.66	$7.96	$9.02	$9.80	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.09	0.09	0.11	0.14	0.06
Net realized and unrealized gain (loss) on investments	0.97	1.71	(1.16)	(0.73)	(0.20)
Total from investment operations	1.06	1.80	(1.05)	(0.59)	(0.14)
Less Dividends and Distributions:
Dividends from net investment income	(0.08)	(0.10)	—	(0.14)	(0.06)
Distributions from net realized gains	(0.01)	—	(0.01)	(0.05)	—
Total dividends and distributions	(0.09)	(0.10)	(0.01)	(0.19)	(0.06)
Net Asset Value, end of period	$10.63	$9.66	$7.96	$9.02	$9.80
Total Investment Return(b)	11.09%	22.87%	(11.67)%	(5.99)%	(1.42)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$837.0	$449.8	$147.3	$66.1	$3.7
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05%	0.05	%(c)
Net investment income	1.37%	1.83%	1.96%	3.26%	4.89	%(c)
Portfolio turnover rate	48%	12%	22%	35%	4	%(d)

(a)     Commencement of operations.

(b)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)     Annualized.

(d)     Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights

	SP Conservative Asset Allocation Portfolio
	Year Ended December 31,				September 22, 2000(a) through
					December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.48	$9.16	$9.77	$10.00	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.14	0.16	0.16	0.21	0.08
Net realized and unrealized gains (losses) on investments	0.77	1.33	(0.73)	(0.24)	—	(c)
Total from investment operations	0.91	1.49	(0.57)	(0.03)	0.08
Less Distributions:
Dividends from net investment income	(0.16)	(0.16)	(0.03)	(0.16)	(0.08)
Distributions from net realized gains	(0.03)	(0.01)	(0.01)	(0.04)	—	(c)
Total distributions	(0.19)	(0.17)	(0.04)	(0.20)	(0.08)
Net Asset Value, end of period	$11.20	$10.48	$9.16	$9.77	$10.00
Total Investment Return(b)	8.89%	16.49%	(5.88)%	(0.23)%	0.84%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$459.9	$281.2	$117.5	$47.9	$1.9
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05%	0.05	%(d)
Net investment income	1.86%	2.60%	2.79%	4.76%	8.07	%(d)
Portfolio turnover rate	47%	22%	25%	29%	4	%(e)

(a)     Commencement of operations.

(b)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)     Less than $0.005 per share.

(d)     Annualized.

(e)     Not annualized.

	SP Growth Asset Allocation Portfolio
	Year Ended December 31,				September 22, 2000(a) through
					December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of period	$8.71	$6.84	$8.27	$9.52	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.06	0.04	0.06	0.09	0.03
Net realized and unrealized gains (losses) on investments	1.07	1.88	(1.49)	(1.21)	(0.49)
Total from investment operations	1.13	1.92	(1.43)	(1.12)	(0.46)
Less Dividends & Distributions:
Dividends from net investment income	(0.04)	(0.05)	—	(0.08)	(0.02)
Distributions from net realized gains	—	—	— (e)	(0.05)	—
Total dividends & distributions	(0.04)	(0.05)	—	(0.13)	(0.02)
Net Asset Value, end of period	$9.80	$8.71	$6.84	$8.27	$9.52
Total Investment Return(b)	13.05%	28.27%	(17.26)%	(11.77)%	(4.56)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$662.7	$326.7	$96.4	$46.8	$3.9
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05%	0.05	%(c)
Net investment income	0.94%	1.10%	1.12%	1.71%	2.95	%(c)
Portfolio turnover rate	53%	18%	24%	43%	39	%(d)

(a)     Commencement of operations.

(b)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized.

(c)     Annualized.

(d)     Not annualized.

(e)     Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

Mailing Address	Counsel to the Independent Directors

The Prudential Series Fund, Inc.	Bell, Boyd & Lloyd LLC
Gateway Center Three	70 West Madison Street
100 Mulberry Street	Chicago, IL 60602
Newark, NJ 07102

Investment Manager

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102

Subadvisers

Jennison Associates LLC

Prudential Investment Management, Inc.

Quantitative Management Associates LLC

A I M Capital Management, Inc.

Alliance Capital Management L.P.

Calamos Advisors LLC

Davis Advisors

Eagle Asset Management

EARNEST Partners LLC

GE Asset Management Incorporated

Goldman Sachs Asset Management, L.P.

Hotchkis and Wiley Capital Management LLC

J.P. Morgan Investment Management Inc.

LSV Asset Management

Neuberger Berman Management, Inc.

Pacific Investment Management Company LLC

RS Investment Management, L.P.

Salomon Brothers Asset Management Inc

William Blair & Company LLC

Independent Registered Public Accounting Firm

KPMG LLP

757 Third Avenue

New York, NY 10017

Legal Counsel

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, DC 20001

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund, Inc. at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus.  Additional information about the Portfolios’ investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year.  The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number.  The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund’s website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households.  To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund’s prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there.  If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund’s filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.  The information can also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090.  Finally, information about the Fund is available on the EDGAR database on the Commission’s internet site at www.sec.gov.

Investment Company File Act No. 811-03623

STATEMENT OF ADDITIONAL INFORMATION	May 1, 2005

THE PRUDENTIAL SERIES FUND, INC.

The Prudential Series Fund, Inc. (the Fund) is a diversified, open-end management investment company (commonly known as a mutual fund) that is intended to provide a range of investment alternatives through its 33 separate Portfolios, each of which is, for investment purposes, in effect a separate fund (the Portfolios).

The Fund offers two classes of shares of each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential Insurance) as investment options under variable life insurance and variable annuity contracts. Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of contracts (collectively with the Prudential Insurance contracts, the Contracts). These separate accounts invest in shares of the Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Fund to the extent necessary to provide benefits under the Contracts or for such other purposes as may be consistent with the Contracts.

Not every Portfolio is available under each Contract. The prospectus for each Contract lists the Portfolios currently available under that particular Contract.

In order to sell shares to both Prudential and non-Prudential insurance companies, the Fund has obtained an exemptive order (the Order) from the United States Securities and Exchange Commission (SEC). The Fund and its Portfolios are managed in compliance with the terms and conditions of that Order. This statement of additional information is not a prospectus and should be read in conjunction with the Fund’s prospectus dated May 1, 2005, which is available without charge upon written request to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102 or by telephoning (800) 778-2255. The Fund’s audited financial statements for the fiscal year ended December 31, 2004 are incorporated in this statement of additional information by reference to the Fund’s 2004 annual report (file no. 811-03623). You may obtain a copy of the Fund’s annual report at no charge by request to the Fund, at the address or telephone number noted below.

The Prudential Series Fund, Inc.

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

Telephone: (800) 778-2255

PSF2

CONTENTS

INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS	B-1
General
Convertible Securities
Warrants
Foreign Securities
Options on Stock and Debt Securities
Options on Stock Indexes
Options on Foreign Currencies
Futures Contracts and Options on Futures Contracts
Forward Foreign Currency Exchange Contracts
Swap Agreements
Loans
Reverse Repurchase Agreements and Dollar Rolls
When-Issued and Delayed Delivery Securities
Short Sales
Loans of Portfolio Securities
Illiquid Securities
Further Information about the Zero Coupon Bond Portfolio 2005
U.S. Government Securities
Asset-Backed Securities
Collateralized Debt Obligations
Credit-Linked Securities
Brady Bonds
Risk Factors Relating to Junk Bonds
Loans and Other Direct Debt Instruments
Other Investment Companies
Preferred Stock
Real Estate Investment Trusts
Restricted Securities
Securities Lending
INVESTMENT RESTRICTIONS	B-21
INVESTMENT MANAGEMENT AND DISTRIBUTION ARRANGEMENTS	B-24
Investment Management Arrangements
Portfolio Managers
Distribution Arrangements
Codes of Ethics
Proxy Voting and Recordkeeping Policies
OTHER INFORMATION CONCERNING THE FUND	B-109
Incorporation and Authorized Stock
Portfolio Transactions and Brokerage
Taxation of the Fund
Disclosure of Portfolio Holdings
Custodian and Transfer Agent
Independent Registered Public Accounting Firm
Licenses
Portfolio Reorganizations
MANAGEMENT OF THE FUND	B-120
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	B-129
FUND PERFORMANCE	B-130
CALCULATION OF YIELD	B-131
FINANCIAL STATEMENTS	B-131
APPENDIX I: DEBT RATINGS	A-1
APPENDIX II: SUBADVISER PROXY VOTING POLICIES	A-4

INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS

I. General

This Statement of Additional Information provides information about the Fund, which consists of 33 separate portfolios—the Conservative Balanced Portfolio, Diversified Bond Portfolio, Diversified Conservative Growth Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Money Market Portfolio, Natural Resources Portfolio, Jennison Portfolio, Jennison 20/20 Focus Portfolio, Value Portfolio, Small Capitalization Stock Portfolio, SP Aggressive Growth Asset Allocation Portfolio, SP AIM Core Equity Portfolio, SP AllianceBernstein Large Cap Growth Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, SP Davis Value Portfolio, SP Goldman Sachs Small Cap Value Portfolio, SP Growth Asset Allocation Portfolio, SP Large Cap Value Portfolio, SP LSV International Value Portfolio (formerly, SP Deutsche International Equity Portfolio), SP Mid Cap Growth Portfolio, SP PIMCO High Yield Portfolio, SP PIMCO Total Return Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP Small Cap Growth Portfolio, SP Strategic Partners Focused Growth Portfolio, Stock Index Portfolio, SP William Blair International Growth Portfolio and Zero Coupon Bond Portfolio 2005. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available under that particular Contract. The Portfolios are managed by Prudential Investments LLC (PI) as discussed under INVESTMENT MANAGEMENT AND DISTRIBUTION ARRANGEMENTS.

Each of the Portfolios has a different investment objective. For this reason, each Portfolio will have different investment results and be subject to different financial and market risks. As discussed in the prospectus, several of the Portfolios may invest in money market instruments and comparable securities as part of assuming a temporary defensive position.

The investment objectives of the Portfolios can be found under INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS and MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST in the prospectus.

A detailed discussion of the types of investment instruments in which the Portfolios may invest follows.

Convertible Securities

A convertible security is a debt security—for example, a bond—that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the issuer’s common stock but lower than the rate on the issuer’s debt obligations. At the same time, they offer—through their conversion mechanism—the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Warrants

Certain Portfolios may invest in warrants on common stocks. A warrant is a right to buy a number of shares of stock at a specified price during a specified period of time. The risk associated with warrants is that the market price of the underlying stock will stay below the exercise price of the warrant during the exercise period. If this occurs, the warrant becomes worthless and the investor loses the money he or she paid for the warrant.

From time to time, certain fixed-income Portfolios may invest in debt securities that are offered together with warrants but only when the debt security meets the Portfolio’s investment criteria and the value of the warrant is relatively very small. If the warrant later becomes valuable, it may be sold or exercised.

Foreign Securities

Certain portfolios may invest in common stock and convertible securities denominated in a foreign currency and issued by foreign or domestic issuers. Certain portfolios may invest in foreign debt securities, which may be denominated either in U.S. dollars or foreign currencies, and which may be issued by either foreign or domestic issuers.

American Depositary Receipts (ADRs) are not considered “foreign securities” for purposes of the percentage limitations set forth in the prospectus. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company. ADRs represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and are traded on a U.S. exchange or in the over-the-counter (OTC) market. Investments in ADRs have certain advantages over direct investments in the underlying foreign securities because they are easily transferable, have readily available market quotations, and the foreign issuers are usually subject to comparable auditing, accounting and financial reporting standards as U.S. issuers.

Foreign securities (including ADRs) involve certain risks, which should be considered carefully by an investor. These risks include political or economic instability in the country of an issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and, in the case of securities not denominated in U.S. currency, the risk of currency fluctuations. Foreign securities may be subject to greater movement in price than U.S. securities and under certain market conditions, may be less liquid than U.S securities. In addition, there may be less publicly available information about a foreign company than a U.S company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the U.S., and, with respect to certain foreign countries, there is a possibility of expropriations, confiscatory taxation or diplomatic developments which could affect investment in those countries. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for a Portfolio to obtain or enforce a judgment against the issuers of such securities.

If a security is denominated in a foreign currency, it may be affected by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between currencies. The Portfolios that may invest in foreign securities may enter into forward foreign currency exchange contracts for the purchase or sale of foreign currency for hedging purposes, including: locking in the U.S. dollar price equivalent of interest or dividends to be paid on such securities which are held by a Portfolio; and protecting the U.S. dollar value of such securities which are held by the Portfolio. A Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio’s securities or other assets denominated in that currency. In addition, the Portfolios may, for hedging purposes, enter into certain transactions involving options on foreign currencies, foreign currency futures contracts and options on foreign currency futures contracts.

Options on Stock and Debt Securities

A. Options on Stock

Certain Portfolios may purchase and “write” (that is, sell) put and call options on equity securities that are traded on securities exchanges, listed on the National Association of Securities Dealers Automated Quotation System (NASDAQ), or privately negotiated with broker-dealers (OTC equity options).

A call option is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option.

A put option is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium.

The Portfolios will write only “covered” options on stocks. A call option is covered if:

(1) the Portfolio owns the security underlying the option;

(2) the Portfolio has an absolute right to acquire the security immediately; or

(3) the Portfolio has a call on the same security that underlies the option which has an exercise price equal to or less than the exercise price of the covered option (or, if the exercise price is greater, the Portfolio sets aside in a segregated account liquid assets that are equal to the difference).

A put option is covered if:

(1) the Portfolio sets aside in a segregated account liquid assets that are equal to or greater than the exercise price of the option; or

(2) the Portfolio holds a put on the same security that underlies the option which has an exercise price equal to or greater than the exercise price of the covered option (or, if the exercise price is less, the Portfolio sets aside in a segregated account liquid assets that are equal to the difference).

Certain Portfolios can also purchase “protective puts” on equity securities. These are acquired to protect a Portfolio’s security from a decline in market value. In a protective put, a Portfolio has the right to sell the underlying security at the exercise price, regardless of how much the underlying security may decline in value. In exchange for this right, the Portfolio pays the put seller a premium.

The Portfolios may use options for both hedging and investment purposes. The Portfolios may purchase equity securities that have a put or call option provided by the issuer.

B. Options on Debt Securities

Certain Portfolios may purchase and sell put and call options on debt securities, including U.S. Government debt securities, that are traded on a U.S. securities exchange or privately negotiated with primary U.S. Government securities dealers that are recognized by the Federal Reserve Bank of New York (OTC debt options).

Options on debt securities are similar to stock options (see above) except that the option holder has the right to acquire or sell a debt security rather than an equity security.

The Portfolios will write only covered options. Options on debt securities are covered in much the same way as options on equity securities. One exception is in the case of call options on U.S. Treasury Bills. With these options, a Portfolio might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value that matches the option contract amount and a maturity date that is no later than the maturity date of the securities underlying the option.

The above Portfolios may also write straddles—which are simply combinations of a call and a put written on the same security at the same strike price and maturity date. When a Portfolio writes a straddle, the same security is used to “cover” both the put and the call. If the price of the underlying security is below the strike price of the put, the Portfolio will set aside liquid assets as additional cover equal to the difference. A Portfolio will not use more than 5% of its net assets as cover for straddles.

The above Portfolios may also purchase protective puts to try to protect the value of one of the securities it owns against a decline in market value, as well as putable and callable debt securities.

C. Risks of Transactions in Options on Equity and Debt Securities

A Portfolio’s use of options on equity or debt securities is subject to certain special risks, in addition to the risk that the market value of the security will move opposite to the Portfolio’s option position. An exchange-traded option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Portfolios will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Portfolio, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not be adequate at all times to handle the trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.

The purchase and sale of OTC options will also be subject to certain risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, a Portfolio will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Portfolio writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the OTC option. While the Portfolios will seek to enter into OTC options only with dealers who agree to enter into closing transactions with the Portfolio, there can be no assurance that a Portfolio will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, a Portfolio may be unable to liquidate an OTC option. PI monitors the creditworthiness of dealers with whom the Portfolios enter into OTC option transactions under the Board of Directors’ (the Board) general supervision.

Options on Stock Indexes

A. Stock Index Options

Certain Portfolios may purchase and sell put and call options on stock indexes that are traded on securities exchanges, listed on NASDAQ or that are privately-negotiated with broker-dealers (OTC options).

Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier”. Unlike stock options, stock index options are always settled in cash and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

A Portfolio will only sell or “write” covered options on stock indexes. A call option is covered if the Portfolio holds stocks at least equal to the value of the index times the multiplier times the number of contracts (the Option Value). When a Portfolio writes a call option on a broadly based stock market index, the Portfolio will set aside cash, cash equivalents or “qualified securities” (defined below). The value of the assets to be segregated cannot be less than 100% of the Option Value as of the time the option is written.

If a Portfolio has written an option on an industry or market segment index, it must set aside at least five “qualified securities,” all of which are stocks of issuers in that market segment, with a market value at the time the option is written of not less than 100% of the Option Value. The qualified securities will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Portfolio’s holdings in that industry or market segment. No individual security will represent more than 15% of the amount so set aside in the case of broadly based stock market index options or 25% of such amount in the case of options on a market segment index. If at the close of business on any day the market value of the qualified securities falls below 100% of the Option Value as of that date, the Portfolio will set aside an amount in liquid unencumbered assets equal in value to the difference. In addition, when a Portfolio writes a call on an index which is “in-the-money” at the time the option is written—that is, the index’s value is above the strike price—the Portfolio will set aside liquid unencumbered assets equal to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount so set aside may be applied to the Portfolio’s obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current Option Value. A “qualified security” is an equity security which is listed on a securities exchange or listed on NASDAQ against which the Portfolio has not written a stock call option and which has not been hedged by the Portfolio by the sale of stock index futures. However, the Portfolio will not be subject to the requirement described in this paragraph if it holds a call on the same index as the call written and the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid unencumbered assets in a segregated account with its custodian.

A put index option is covered if: (1) the Portfolio sets aside in a segregated account liquid unencumbered assets of a value equal to the strike price times the multiplier times the number of contracts; or (2) the Portfolio holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by the Portfolio in liquid unencumbered assets in a segregated account.

B. Risks of Transactions in Options on Stock Indexes

A Portfolio’s purchase and sale of options on stock indexes has the same risks as stock options described in the previous section. In addition, the distinctive characteristics of options on indexes create special risks. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Portfolio would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Portfolio. It is the policy of the Portfolios to purchase or write options only on stock indexes which include a number of stocks sufficient to minimize the likelihood of a trading halt in options on the index.

The ability to establish and close out positions on stock index options are subject to the existence of a liquid secondary market. A Portfolio will not purchase or sell any index option contract unless and until, in the portfolio manager’s opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

There are certain additional risks associated with writing calls on stock indexes. Because exercises of index options are settled in cash, a call writer such as a Portfolio cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot precisely provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Portfolios will follow the “cover” procedures described above.

Price movements of a Portfolio’s equity securities probably will not correlate precisely with movements in the level of the index. Therefore, in writing a call on a stock index a Portfolio bears the risk that the price of the securities held by the Portfolio may not increase as much as the index. In that case, the Portfolio would bear a loss on the call which may not be completely offset by movement in the price of the Portfolio’s equity securities. It is also possible that the index may rise when the Portfolio’s securities do not rise in value. If this occurred, the Portfolio would experience a loss on the call which is not offset by an increase in the value of its securities and might also experience a loss in its securities. However, because the value of a diversified securities portfolio will, over time, tend to move in the same direction as the market, movements in the value of a Portfolio’s securities in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

When a Portfolio has written a stock index call, there is also a risk that the market may decline between the time the Portfolio has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Portfolio is able to sell stocks in its portfolio. As with stock options, a Portfolio will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Portfolio would be able to deliver the underlying securities in settlement, the Portfolio may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indexes than with stock options. For example, even if an index call which a Portfolio has written is “covered” by an index call held by the Portfolio with the same strike price, the Portfolio will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Portfolio exercises the call it holds or the time the Portfolio sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

There are also certain special risks involved in purchasing put and call options on stock indexes. If a Portfolio holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Portfolio may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Options on Foreign Currencies

A. Options on Foreign Currency

Certain Portfolios may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts and futures contracts on foreign currencies are employed (see below).

Options on foreign currencies are similar to options on stocks, except that the option holder has the right to take or make delivery of a specified amount of foreign currency rather than stock.

A Portfolio may purchase and write options to hedge its securities denominated in foreign currencies. If the U.S. dollar increases in value relative to a foreign currency in which the Portfolio’s securities are denominated, the value of those securities will decline in U.S. dollar terms. To hedge against a decline of a foreign currency a Portfolio may purchase put options on that foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, at least in part, the decline in the value of the Portfolio’s holdings denominated in that foreign currency. Alternatively, a Portfolio may write a call option on a foreign currency. If the foreign currency declines, the option would not be exercised and the decline in the value of the Portfolio’s securities denominated in that foreign currency would be offset in part by the premium the Portfolio received for the option.

If, on the other hand, the portfolio manager anticipates purchasing a foreign security and also anticipates a rise in the foreign currency in which it is denominated, the Portfolio may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of adverse movements of the exchange rates. Alternatively, the Portfolio could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

B. Risks of Transactions in Options on Foreign Currency

A Portfolio’s successful use of options on foreign currencies depends upon the portfolio manager’s ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. For instance, if the currency being hedged has moved in a favorable direction, the corresponding appreciation of the Portfolio’s securities denominated in such currency would be partially offset by the premiums paid on the options. If the currency exchange rate does not change, the Portfolio’s net income would be less than if the Portfolio had not hedged since there are costs associated with options.

The use of these options is subject to various additional risks. The correlation between the movements in the price of options and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risk. A Portfolio’s ability to establish and maintain positions will depend on market liquidity. The ability of the Portfolio to close out an option depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular option at any particular time.

Because there are two currencies involved, developments in either or both countries can affect the values of options on foreign currencies. In addition, the quantities of currency underlying option contracts represent odd lots in a market dominated by transactions between banks, which can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, which can create price and rate discrepancies.

Futures Contracts and Options on Futures Contracts

A. Futures and Options on Futures

Certain Portfolios may purchase and sell stock index futures contracts. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Certain Portfolios may, to the extent permitted by applicable regulations, purchase and sell futures contracts on interest-bearing securities, interest rate indexes or interest rate swaps. Certain Portfolios may, to the extent permitted by applicable regulations, purchase and sell futures contracts on debt securities, aggregates of debt securities, and U.S. Government securities.

Certain Portfolios may purchase and sell futures contracts on foreign currencies.

When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index, interest rate or interest rate swap increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index, interest rate or interest rate swap may decrease, in which case the buyer would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day.

The Portfolios may purchase or sell futures contracts without limit for bona fide hedging purposes within the meaning of the regulations of the Commodity Futures Trading Commission. This would be the case, for example, if a portfolio manager is using a futures contract to reduce the risk of a particular position on a security. The Portfolios can also purchase or sell futures contract for non-hedging purposes provided the initial margins and premiums associated with the contracts do not exceed 5% of the fair market value of the Portfolio’s assets, taking into account unrealized profits or unrealized losses on any such futures. This would be the case if a portfolio manager uses futures for investment purposes, to increase income or to adjust the Portfolio’s asset mix.

B.           Additional Information Regarding the Use of Futures and Options by the Stock Index and Small Capitalization Stock Portfolios

As explained in the prospectus, the Stock Index Portfolio seeks to duplicate the performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Small Capitalization Stock Portfolio seeks to duplicate the performance of the Standard & Poor’s Small Capitalization Stock Index (S&P SmallCap Index). The Portfolios will be as fully invested in the S&P

Indexes’ stocks as is feasible in light of cash flow patterns and the cash requirements for efficiently investing in a unit of the basket of stocks comprising the S&P 500 and S&P SmallCap Indexes, respectively. When the Portfolios do have short-term investments, they may purchase stock index futures contracts in an effort to have the Portfolio better follow the performance of a fully invested portfolio. When a Portfolio purchases stock index futures contracts, an amount of cash and cash equivalents, equal to either the market value or the initial margin requirement of the futures contracts, will be deposited in a segregated account with the Portfolio’s custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of futures is unleveraged.

As an alternative to the purchase of a stock index futures contract, a Portfolio may construct synthetic positions involving options on stock indexes and options on stock index futures that are equivalent to such a long futures position. In particular, a Portfolio may utilize “put/call combinations” as synthetic long stock index futures positions. A put/call combination is the purchase of a call and the sale of a put at the same time with the same strike price and maturity. It is equivalent to a forward position and, if settled every day, is equivalent to a long futures position. When a Portfolio purchases stock index futures contracts, an amount equal to the initial margin requirement of the futures contracts, will be deposited in a segregated account with the Portfolio’s custodian and/or in a margin account with a broker, and the remaining cash and/or cash equivalents equal to the market value of the futures will be held in other accounts to ensure that the use of futures is unleveraged.

C. Risks of Transactions In Futures Contracts

There are several risks associated with a Portfolio’s use of futures contracts. When used for investment purposes (that is, non-hedging purposes), successful use of futures contracts, like successful investment in securities, depends on the ability of the portfolio manager to predict correctly movements in the relevant markets, interest rates and/or currency exchange rates. When used for hedging purposes, there is a risk of imperfect correlation between movements in the price of the futures contract and the price of the securities or currency that are the subject of the hedge. In the case of futures contracts on stock or interest rate indexes, the correlation between the price of the futures contract and movements in the index might not be perfect. To compensate for differences in volatility, a Portfolio could purchase or sell futures contracts with a greater or lesser value than the securities or currency it wished to hedge or purchase. Other risks apply to use for both hedging and investment purposes. Temporary price distortions in the futures market could be caused by a variety of factors. Further, the ability of a Portfolio to close out a futures position depends on a liquid secondary market. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract at any particular time.

The hours of trading of futures contracts may not conform to the hours during which a Portfolio may trade the underlying securities and/or currency. To the extent that the futures markets close before the securities or currency markets, significant price and rate movements can take place in the securities and/or currency markets that cannot be reflected in the futures markets.

D. Risks of Transactions in Options on Futures Contracts

Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indexes, and futures contracts. These risks include the risk that the portfolio manager may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, a Portfolio might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If the Portfolio were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against the Portfolio.

Forward Foreign Currency Exchange Contracts

Certain Portfolios may enter into foreign currency exchange contracts to protect the value of their foreign holdings against future changes in the level of currency exchange rates.

When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when a portfolio manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The above Portfolios will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a Portfolio to deliver an amount of foreign currency in excess of the value of the securities or other assets denominated in that currency held by the Portfolio. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Portfolios believe that it is important to have the flexibility to enter into such forward contracts when it is determined that the best interests of the Portfolios will thereby be served.

The Portfolios generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of a particular security at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

If a Portfolio retains the security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. If forward prices increase, the Portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Portfolios’ use of forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of a Portfolio’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Although the Portfolios value their assets daily in terms of U.S. dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Swap Agreements

Certain Portfolios may enter into interest rate, index, credit default, forward swap spreadlock, total return, equity, and, to the extent that they may invest in foreign currency-denominated securities, currency exchange rate swap agreements. Certain Portfolios may also enter into options on swap agreements (swap options). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return. With respect to the Conservative Balanced, Diversified Bond, Diversified Conservative Growth, Flexible Managed, Government Income and High Yield Bond Portfolios, investments in each of credit default swaps, total return and index swaps, or options on swaps are limited to 15% of such Portfolio’s assets.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a

“basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Portfolio may write (sell) and purchase put and call swap options.

Most swap agreements entered into by the Portfolios would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the net amount). A Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets to avoid any potential leveraging. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. A Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio’s assets.

Whether a Portfolio’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Portfolios will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Internal Revenue Code may limit a Portfolio’s ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Portfolio purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swap option, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (CEA) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC.

Certain Portfolios may enter into interest rate swaps. Interest rate swaps, in their most basic form, involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest. For example, a Portfolio might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same—to increase or decrease a Portfolio’s exposure to long or short-term interest rates. For example, a Portfolio may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date.

The use of interest rate swaps, like all swap agreements, is subject to certain risks. As with options and futures, if the portfolio manager’s prediction of interest rate movements is incorrect, the Portfolio’s total return will be less than if the Portfolio had not used swaps. In addition, if a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Portfolio could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Certain Portfolios may enter into credit default swap contracts for investment purposes.  The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Portfolio may be either the buyer or seller in a credit default swap transaction. If a Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Portfolio had invested in the reference obligation directly.

Certain Portfolios may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities they hold, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

Certain Portfolios may enter into total return swaps. Total return swaps are used as substitutes for owning the physical securities that comprise a given market index, or to obtain non-leveraged exposure in markets where no physical securities are available such as an interest rate index. Total return refers to the payment (or receipt) of an index’s total return, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide a Portfolio with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available. For example, a Portfolio can gain exposure to the broad mortgage sector by entering into a swap agreement, whereby the Portfolio receives the total return of the Lehman Brothers Mortgage Index in exchange for a short-term floating interest rate, such as the 3-month LIBOR. This is fundamentally identical to purchasing the underlying securities that comprise the index, which requires an investor to pay cash, thereby surrendering the short-term interest rate to be earned from cash holdings, in order to receive the return of the index. Total return swaps provide a Portfolio with the opportunity to actively manage the cash maintained by the Portfolio as a result of not having to purchase securities to replicate a given index. Similar to interest rate swaps, the cash backing total return swaps is actively managed to earn a premium in excess of the floating rate paid on the swap.

Certain Portfolios may enter into equity swaps. In an equity swap, payments on one or both sides are linked to the performance of equities or an equity index. Equity swaps are normally used to (1) initiate and maintain cross-border equity exposures either in an index or a specific stock portfolio; (2) temporarily eliminate exposure to an equity portfolio without disturbing the underlying equity position; or (3) increase, reduce or eliminate market exposure to a single issue or a narrow stock portfolio or obtain greater diversification for a limited period of time without disturbing an underlying position.

For purposes of applying the Funds’ investment policies and restrictions (as stated in the prospectuses and SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Loans

Certain Portfolios may invest in fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolios may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution).

The purchaser of an assignment of an interest in a loan typically succeeds to all the rights and obligations of the assigning selling institution and becomes a lender under the loan agreement with respect to that loan. Assignments are, however, arranged through private negotiations between assignees and assignors, and in certain cases the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning selling institution. Assignments are sold strictly without recourse to the selling institutions, and the selling institutions will generally make no representations or warranties about the underlying loan, the borrowers, the documentation of the loans or any collateral securing the loans.

In the typical loan participation, the Portfolio will have a contractual relationship with the lender but not the borrower. This means that the Portfolio will not have any right to enforce the borrower’s compliance with the terms of the loan and may not benefit directly from any collateral supporting the loan. As a result, the Portfolio will assume the credit risk of both the borrower and the lender. In the event of the lender’s insolvency, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy may never pay off their indebtedness, or may pay only a small fraction of the amount owed.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct assignment of a loan may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

Reverse Repurchase Agreements and Dollar Rolls

Certain Portfolios may use up to 30% of their investable assets for reverse repurchase agreements and dollar rolls. The Money Market Portfolio and the money market sub-portion of any balanced Portfolio may use up to 10% of its investable assets for reverse repurchase agreements.

In a reverse repurchase transaction, a Portfolio sells one of its securities and agrees to repurchase the same security at a set price on a specified date. During the time the security is held by the other party, the Portfolio will often continue to receive principal and interest payments on the security. The terms of the reverse repurchase agreement reflect a rate of interest for use of the money received by the Portfolio and thus is similar to borrowing.

Dollar rolls involve the sale by the Portfolio of one of its securities for delivery in the current month and a contract to repurchase substantially similar securities (for example, with the same coupon) from the other party on a specified date in the future at a specified amount. During the roll period, a Portfolio does not receive any principal or interest earned on the security. The Portfolio realizes a profit to the extent the current sale price is more than the price specified for the future purchase, plus any interest earned on the cash paid to the Portfolio on the initial sale.

A Portfolio participating in reverse repurchase or dollar roll transactions will set aside liquid assets in a segregated account which equal in value the Portfolio’s obligations under the reverse repurchase agreement or dollar roll, respectively.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by a Portfolio may decline below the price of the securities it has sold but is obligated to repurchase under the agreement. If the other party in a reverse purchase or dollar roll transaction becomes insolvent, a Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by a third party of whether to enforce the Portfolio’s obligation to repurchase.

When-issued and Delayed Delivery Securities

The Portfolios may purchase or sell securities on a when-issued or delayed delivery basis.

Purchasing a security on a when-issued or delayed delivery basis means that the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain, in a segregated account, liquid assets having a value equal to or greater to such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Short Sales

Certain Portfolios may enter into short sales.

In a short sale, a Portfolio sells a security it does not own in anticipation of a decline in the market value of those securities. To complete the transaction, the Portfolio will borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace the security it borrowed by purchasing it at the market price at the time of replacement. The price at that time may be more or less than the price at which the Portfolio sold it. Until the security is replaced, the Portfolio is required to pay to the lender any interest which accrues during the period of the loan. To borrow the security, the Portfolio may be required to pay a fee which would increase the cost of the security sold.

Until a Portfolio replaces a borrowed security used in a short sale, it will set aside liquid assets in a segregated account equal to the current market value of the security sold short or otherwise cover the short position. No more than 25% of any Portfolio’s net assets (33% of total assets for SP PIMCO High Yield Portfolio and SP PIMCO Total Return Portfolio, 5% of total assets for Small Capitalization Stock Portfolio, SP Mid Cap Value Portfolio and Stock Index Portfolio) will be, when added together: (1) deposited as collateral for the obligation to replace securities borrowed in connection with short sales and (2) segregated in accounts in connection with short sales.

A Portfolio incurs a loss in a short sale if the price of the security increases between the date of the short sale and the date the Portfolio replaces the borrowed security. On the other hand, a Portfolio will realize gain if the security’s price decreases between the date of the short sale and the date the security is replaced.

Loans of Portfolio Securities

All of the Portfolios except the Money Market Portfolio may lend the securities they hold to broker-dealers, qualified banks and certain institutional investors. All securities loans will be made pursuant to a written agreement and continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal or greater than the market value of the loaned securities plus the accrued interest and dividends. While a security is loaned, the Portfolio will continue to receive the interest and dividends on the loaned security while also receiving a fee from the borrower or earning interest on the investment of the cash collateral. Upon termination of the loan, the borrower will return to the Portfolio a security identical to the loaned security. The Portfolio generally will not have the right to vote a security that is on loan, but would be able to terminate the loan and retain the right to vote if that were considered important with respect to the investment.

The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In this event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage but the Portfolio would be an unsecured creditor with respect to any shortfall and might not be able to recover all or any of it. However, this risk can be decreased by the careful selection of borrowers and securities to be lent.

None of the Portfolios will lend securities to entities affiliated with Prudential Financial, Inc.

Illiquid Securities

Each Portfolio, other than the Money Market Portfolio, may hold up to 15% of its net assets in illiquid securities. The Money Market Portfolio may hold up to 10% of its net assets in illiquid securities. Securities are “illiquid” if they cannot be sold in the ordinary course of business within seven days at approximately the value at which the Portfolio has them valued. Repurchase agreements with a maturity of greater than seven days are considered illiquid.

The Portfolios may purchase securities which are not registered under the Securities Act of 1933 (the Securities Act) but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act. These securities will not be considered illiquid so long as it is determined by the investment adviser, acting under guidelines approved and monitored by the Board of Directors, that an adequate trading market exists for that security. In making that determination, the investment adviser will consider, among other relevant factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades. A Portfolio’s treatment of Rule 144A securities as liquid could have the effect of increasing the level of portfolio illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. In addition, the investment adviser, acting under guidelines approved and monitored by the Board of Directors, may conditionally determine, for purposes of the 15% test, that certain commercial paper issued in reliance on the exemption from registration in Section 4(2) of the Securities Act will not be considered illiquid, whether or not it may be resold under Rule 144A. To make that determination, the following conditions must be met: (1) the security must not be traded flat or in default as to principal or interest; (2) the security must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSROs), or if only one NRSRO rates the security, by that NRSRO (if the security is unrated, the investment adviser must determine that the security is of equivalent quality); and (3) the investment adviser must consider the trading market for the specific security, taking into account all relevant factors. The investment adviser will continue to monitor the liquidity of any Rule 144A security or any Section 4(2) commercial paper which has been determined to be liquid and, if a security is no longer liquid because of changed conditions, the holdings of illiquid securities will be reviewed to determine if any steps are required to assure that the 15% test (10% for the Money Market Portfolio) continues to be satisfied.

Further Information about the Zero Coupon Bond Portfolio 2005

As stated in the prospectus, the objective of Zero Coupon Bond Portfolio 2005 is to achieve the highest predictable compounded investment return for a specified period of time, consistent with the safety of invested capital. This discussion provides a more detailed explanation of the investment policies that will be employed to manage this Portfolio.

If the Portfolio held only stripped securities that were obligations of the United States Government, maturing on the liquidation date, the compounded yield of the Portfolio from the date of initial investment until the liquidation date could be calculated arithmetically to a high degree of accuracy. By: (1) including stripped corporate obligations and interest bearing debt securities; (2) including securities with maturity dates within 2 years of the liquidation date; and (3) more actively managing the Portfolio, the accuracy of the predicted yield is reduced somewhat with the objective of achieving an increased yield. The reduction in accuracy is kept to an acceptably small amount, however, by an investment technique known as “immunization.” By purchasing securities with maturity dates or with interest payment dates prior to the liquidation date, a risk is incurred that the payments received will not be able to be reinvested at interest rates as high as or higher than the yield initially predicted. This is known as “reinvestment risk.” By including securities with maturity dates after the liquidation date, a risk is incurred that, because interest rates have increased, the market value of such securities will be lower than had been anticipated. This is known as “market risk.” It is also possible, conversely, that payments received prior to the liquidation date can be reinvested at higher rates than the predicted yield and that the value of unmatured securities on the liquidation date will be greater than anticipated. Reinvestment risk and market risk are thus reciprocal in that any change in the general level of interest rates has an opposite effect on the two classes of securities described above.

The Portfolio’s investment adviser seeks to balance these risks by making use of the concept of “duration.” A bond’s duration is the average weighted period of time until receipt of all scheduled cash payments under the bond (whether principal or interest), where the weights are the present value of the amounts to be received on each payment date. Unlike the concept of a bond’s “term to maturity,” therefore, duration takes into account both the amount and timing of a bond’s interest payments, in addition to its maturity date and yield to maturity. The duration of a zero coupon bond is the product of the face amount of the bond and the time until maturity. As applied to a portfolio of bonds, a portfolio’s “duration” is the average weighted period of time until receipt of all scheduled payments, whether principal or interest, from all bonds in the portfolio.

When the Portfolio’s duration is equal to the length of time remaining until its liquidation date, fluctuations in the amount of income accumulated by the Portfolio through reinvestment of coupon or principal payments received prior to the liquidation date (that is, fluctuations caused by reinvestment risk) will, over the period ending on the liquidation date, be approximately equal in magnitude to, but opposite in direction from, fluctuations in the market value on the liquidation date of the Portfolio’s unmatured bonds (that is, fluctuations caused by market risk). By maintaining the Portfolio’s duration within one year of the length of time remaining until its liquidation date, the investment adviser believes that the Portfolio’s value on its liquidation date, and hence an investor’s compounded investment return to that date, will largely be immunized against changes in the general level of interest rates. The success of this technique could be affected, however, by such factors as changes in the relationship between long-term and short-term interest rates and changes in the difference between the yield on corporate and Treasury securities.

The investment adviser will also calculate a projected yield for the Portfolio. At the beginning of each week, after the net asset value of the Portfolio has been determined, the investment adviser will calculate the compounded annual yield that will result if all securities in the Portfolio are held until the liquidation date or, if earlier, until their maturity dates (with the proceeds reinvested until the liquidation date). This is the predicted yield for that date. It can also be expressed as the amount to which a premium of $10,000 is predicted to grow by the Portfolio’s liquidation date. Both of these numbers will be furnished upon request. Unless there is a significant change in the general level of interest rates—in which case a recalculation will be made—the predicted yield is not likely to vary materially over the course of each week.

As stated in the prospectus, as much as 30% of the Portfolio’s assets may be invested in zero coupon debt securities issued by United States corporations or in high grade interest-bearing debt securities, provided that no more than 20% of the assets of the Portfolio may be invested in interest-bearing securities. The extent to which the Portfolio invests in interest-bearing securities may rise above 20% as the Portfolio moves closer to its liquidation date since both reinvestment risk and market risk become smaller as the period to the liquidation date decreases.

U.S. Government Securities

A. U.S. Treasury Securities

Certain Portfolios may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the “full faith and credit” of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

B. Obligations Issued or Guaranteed by U.S. Government Agencies and Instrumentalities

Certain Portfolios may invest in debt securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, including but not limited to, Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) securities. Obligations of GNMA, the Farmers Home Administration and the Export-Import Bank are backed by the “full faith and credit” of the United States. In the case of securities not backed by the “full faith and credit” of the United States, a Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Such securities include obligations issued by the Student Loan Marketing Association (SLMA), FNMA and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations, although the U.S. Treasury is under no obligation to lend to such entities.

Obligations issued or guaranteed as to principal and interest by the U.S. Government may be acquired by a Portfolio in the form of U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury Strips.

Certain Portfolios may invest in component parts of U.S. Government debt securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. Portfolios may also invest in custodial receipts held by a third party that are not U.S. Government securities.

U.S. Government securities are considered among the most creditworthy of fixed-income investments. The yields available from U.S. Government securities are generally lower than the yields available from corporate debt securities. The values of U.S. Government securities (like those of fixed-income securities generally) will change as interest rates fluctuate.

During periods of falling U.S. interest rates, the values of outstanding long-term U.S. Government securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of those fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. Government securities will not affect investment income from those securities, they will affect the net asset value (NAV) of a Portfolio.

At a time when a Portfolio has written call options on a portion of its U.S. Government securities, its ability to profit from declining interest rates will be limited. Any appreciation in the value of the securities held in the portfolio above the strike price would likely be partially or wholly offset by unrealized losses on call options written by a Portfolio. The termination of option positions under these conditions would generally result in the realization of capital losses, which would reduce the Portfolio’s capital gains distributions. Accordingly, a Portfolio would generally seek to realize capital gains to offset realized losses by selling portfolio securities. In such circumstances, however, it is likely that the proceeds of such sales would be reinvested in lower yielding securities.

C. Mortgage-Related Securities Issued or Guaranteed by U.S. Government Agencies and Instrumentalities

Certain Portfolios may invest in mortgage-backed securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, e.g., GNMA, FNMA and FHLMC certificates where the U.S. Government or its agencies or instrumentalities guarantees the payment of interest and principal of these securities. However, these guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates nor do these guarantees extend to the yield or value of a Portfolio’s shares. These certificates are in most cases “pass-through” instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees.

In addition to GNMA, FNMA or FHLMC certificates through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, certain Portfolios may also invest in certain mortgage pass-through securities issued by the U.S. Government or its agencies and instrumentalities commonly referred to as mortgage-backed security strips or MBS strips. MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.

Certain Portfolios will invest in both Adjustable Rate Mortgage Securities (ARMs), which are pass-through mortgage securities collateralized by adjustable rate mortgages, and Fixed-Rate Mortgage Securities (FRMs), which are collateralized by fixed-rate mortgages.

FHLMC Securities.

FHLMC presently issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates (GMCs). PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the stated principal amount.

Adjustable Rate Mortgage Securities.

Generally, Adjustable Rate Mortgage Securities (ARMs) have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and FRMs is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed-rate securities.

Fixed-Rate Mortgage Securities.

Certain Portfolios may invest in high-coupon fixed-rate mortgage securities (FRMs). Such securities are collateralized by fixed-rate mortgages and tend to have high prepayment rates when the level of prevailing interest rates declines significantly below the interest rates on the mortgages. Thus, under those circumstances, the securities are generally less sensitive to interest rate movements than lower coupon FRMs.

Collateralized Mortgage Obligations.

Collateralized mortgage obligations (CMOs) are debt instruments collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as Mortgage Assets). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special-purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs include REMICs and multi-class pass-through securities.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways.

Special Considerations of Mortgage-Backed Securities.

The underlying mortgages which collateralize the ARMs, CMOs and REMICs in which certain Portfolios may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. In addition, because of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate.

The market value of mortgage securities, like other U.S. Government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders’ principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid prepayment than their stated maturity date would indicate as a result of the pass-through of prepayments on the underlying mortgage obligations. During periods of declining interest rates, prepayments of mortgages underlying mortgage-backed securities can be expected to accelerate. When mortgage obligations are prepaid, a Portfolio reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, a Portfolio’s ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses. During periods of rising interest rates, the rate of prepayment mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

Asset-Backed Securities

Certain Portfolios may invest in asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables, home equity loans, student loans, and residential mortgages, have been securitized in pass-through structures similar to the mortgage pass-through structures or in a pay-through structure similar to the CMO structure. Asset-backed securities may be guaranteed up to a certain amount by guarantees, insurance or letters of credit issued by a financial institution affiliated or unaffiliated with the originator of the pool. Certain Portfolios may invest in these and other types of asset-backed securities that may be developed in the future.

Asset-backed securities are subject to the credit risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments. Unlike mortgage-backed securities, traditional asset-backed securities typically do not have the complete benefit of a security interest in the related collateral. Credit card receivables, for example, are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In addition, due to various legal and economic factors, proceeds from repossessed automobile collateral may not always be sufficient to support payments on these securities. In many instances, asset-backed securities are over-collateralized to ensure the relative stability of their credit-quality.

Asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if a Portfolio purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity.

A Portfolio that invests in an asset-backed security may also experience delays in payment if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Asset-backed securities generally decrease in value as a result of increases in interest rates and usually have less potential for capital appreciation during periods of declining interest rates than other fixed-income securities with comparable maturities because of the risk of prepayment. The extent of prepayments depends on various economic and other factors.

Certain Portfolios are also permitted to invest up to 15% of their assets in credit-related asset-backed securities. This type of asset-backed security is collateralized by a basket of corporate bonds or other securities, including junk bonds (see “Investment Objectives and Policies of the Portfolios – Risk Factors Relating to Junk Bonds” for risks associated with junk bonds). Unlike the traditional asset-backed securities described above, these asset-backed securities often do have the benefit of a security interest or ownership interest in the related collateral. With a credit-related asset-backed security, the underlying bonds have the risk of being prepaid prior to maturity. Although generally not pre-payable at any time, some of the underlying bonds may have call options, while others may have maturity dates that are earlier than the asset-backed security itself. As with traditional asset-backed securities described above, the Portfolio bears the risk of loss of the resulting increase or decrease in yield to maturity after a prepayment of an underlying bond. However, the primary risk associated with credit-related asset-backed securities is the potential loss of principal associated with losses on the underlying bonds.

Collateralized Debt Obligations (CDOs)

Certain Portfolios may invest up to 5% of their investable assets in collateralized debt obligations (CDOs). CDOs include collateralized bond obligations (CBOs), collaterallized loan obligations (CLOs) and other similarly structured securities. In a typical CDO investment, a Portfolio will purchase a security that is backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures and swaps. The cash flows generated by the collateral are used to pay interest and principal to the Portfolio.

The portfolio underlying the CDO security is subject to investment guidelines. However, a Portfolio that invests in a CDO cannot monitor the underlying obligations of the CDO, and is subject to the risk that the CDO’s underlying obligations may not be authorized investments for the Portfolio.

In addition, a CDO is a derivative, and is subject to credit, liquidity and interest rate risks, as well as volatility. The market value of the underlying securities at any time will vary, and may vary substantially from the price at which such underlying securities were initially purchased. The amount of proceeds received upon sale or disposition, or the amount received or recovered upon maturity, may not be sufficient to repay principal and interest to investors, which could result in losses to the Portfolio.

The securities issued by a CDO are not traded in organized exchange markets. Consequently, the liquidity of a CDO security is limited and there can be no assurance that a market will exist at the time that the Portfolio sells the CDO security. CDO investments may also be subject to transfer restrictions that further limit the liquidity of the CDO security.

Credit-Linked Securities

Certain Portfolios may invest up to 15% of their assets in credit-linked securities. Credit-linked securities are securities that collateralized by one of more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date.

Credit-linked securities are typically privately negotiated transactions between two or more parties. The Portfolio bears the risk that the issuer of the credit-linked security will default or become bankrupt. The Portfolio bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security.

Credit-linked securities are also subject to credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Portfolio may receive the security that has defaulted, and the Portfolio’s principal investment would be reduced by the corresponding face value of the defaulted security.

The market for credit-linked securities may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available.

The collateral for a credit-linked security is one or more credit default swaps, which are subject to additional risks. See “Investment Objectives and Policies of the Portfolios – Swap Agreements” for a description of additional risks associated with credit default swaps.

Brady Bonds

Certain Portfolios may invest in debt obligations commonly known as “Brady Bonds” which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued in connection with the restructuring of the bank loans, for example, of the governments of Mexico, Venezuela and Argentina.

Brady Bonds do not have a long repayment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which may have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to value recovery payments in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the residual risk). In the event of a default with respect to collateralized Brady Bonds as a result of which payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds which will continue to be outstanding at the time the face amount of the collateral will equal the principal payments which would have been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Risk Factors Relating to Junk Bonds

Fixed-income securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (that is, high yield or high risk) securities (commonly referred to as junk bonds) are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Portfolio’s net asset value. The investment adviser considers both credit risk and market risk in making investment decisions for a Portfolio. Investors should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short term investing.

The investment adviser will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adviser. The investment adviser will consider, among other things, the financial history and condition, the prospects and the management of an issuer in selecting securities for a Portfolio.

Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. During an economic downturn or recession, securities of highly leveraged issuers are more likely to default than securities of higher rated issuers. In addition to the risk of default, there are the related costs of recovery on defaulted issues. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high-yield securities than more highly rated securities. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s NAV.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the debt portion of the Portfolio’s portfolio and increasing the exposure of the Portfolio to the risks of high-yield securities.

Ratings of fixed-income securities represent the rating agencies’ opinions regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than a rating indicates. Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which a Portfolio may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities which fluctuate in response to the general level of interest rates.

Loans and Other Direct Debt Instruments

Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a Portfolio supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

Other Investment Companies

 A Portfolio may invest in securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, which represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, used a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at the net asset value, but may also be traded in the secondary market.

In addition, pursuant to an exemptive order issued by the Commission, each of the Portfolios can also “sweep” excess cash balances of the Portfolios to one or more affiliated money market mutual funds or short-term bond funds for temporary investment purposes, so long as no more than 25% of a Portfolio’s total assets are invested in shares of an affiliated money market mutual fund or short-term bond fund.

The extent to which a Portfolio can invest in other investment companies is limited by federal securities laws.

Preferred Stock

Certain Portfolios may invest in preferred stock. Preferred stock is a class of equity or ownership in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Real Estate Investment Trusts

Certain Portfolios may invest in Real Estate Investment Trusts (REITs).  Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the Investment Company Act of 1940 (Investment Company Act).

Restricted Securities

Certain Portfolios may invest in restricted securities.  Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a Portfolio. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Securities Lending

Consistent with applicable regulatory requirements, each Portfolio may lend its portfolio securities to brokers, dealers and financial institutions or other recognized institutional borrowers of securities, provided that outstanding loans do not exceed in the aggregate 33-1/3% of the value of the Portfolio’s total assets and provided that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral (including a letter of credit) that is equal to at least 100%, determined daily, of the market value of the loaned securities.  During the time portfolio securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividend or interest paid on such securities and the Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower.  The advantage of such loans is that the Portfolio continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower or the Portfolio at any time.  If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio can use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral.  As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially.  However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Trustees.  On termination of the loan, the borrower is required to return the securities to the Portfolio, and any gain or loss in the market price during the loan would inure to the Portfolio.

Since voting or consent rights which accompany loaned securities pass to the borrower, the Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio’s investment in the securities which are the subject of the loan.  The Portfolio will pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

INVESTMENT RESTRICTIONS

Set forth below are certain investment restrictions applicable to the Portfolios. Restrictions 1, 4, and 7 through 9 are fundamental and may not be changed without shareholder approval as required by the 1940 Act. Restrictions 2, 3, 5, 6 and 10 are not fundamental and may be changed by the Board of Directors without shareholder approval.

With respect to each Portfolio (other than the SP Large Cap Value and SP Goldman Sachs Small Cap Value Portfolios), none of the Portfolios will:

1. Buy or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Portfolios may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner. None of the Portfolios will buy or sell commodities or commodity contracts, except that a Portfolio may, consistent with its investment style, purchase and sell financial futures contracts and options thereon. For purposes of this restriction, futures contracts on currencies and on securities indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.

2. No Portfolio will, except as part of a merger, consolidation, acquisition, or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company. Provided, however, that any Portfolio may invest in the securities of one or more investment companies to the extent permitted by any order of exemption granted by the SEC.

3. Make short sales of securities or maintain a short position, except that the Diversified Bond, Diversified Conservative Growth, Jennison 20/20 Focus, High Yield Bond, Government Income, Conservative Balanced, and Flexible Managed, and certain SP Portfolios may sell securities short up to 25% of their net assets (the SP PIMCO High Yield and SP PIMCO Total Return Portfolios may sell securities short up to 33% of their net assets; the Small Capitalization Stock, SP AIM Aggressive Growth, SP AIM Core Equity, SP State Street Research Small Cap Growth, SP Mid Cap Value and Stock Index Portfolios may sell securities short up to 5% of their total assets) and except that the Portfolios (other than the Money Market and Zero Coupon Bond 2005 Portfolios) may make short sales against-the-box. Collateral arrangements entered into with respect to options, futures contracts, forward contracts and swap agreements are not deemed to be short sales.

4. Purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by a Portfolio of initial or maintenance margin in connection with otherwise permissible futures or options is not considered the purchase of a security on margin. None of the Portfolios will issue senior securities, borrow money or pledge assets, except as permitted by the Investment Company Act and rules thereunder, or by exemptive order, SEC release, no-action letter, or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed-delivery basis, reverse repurchase agreements, short sales, derivative and hedging transactions and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation agreements are not deemed to be a pledge of assets or the issuance of a senior security.

5. Enter into reverse repurchase agreements if, as a result, the Portfolio’s obligations with respect to reverse repurchase agreements would exceed 10% of the Portfolio’s net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements); except that the Diversified Bond, Diversified Conservative Growth, High Yield Bond, and Government Income Portfolios, as well as the fixed income portions of the Conservative Balanced and Flexible Managed Portfolios, may enter into reverse repurchase agreements and dollar rolls provided that the Portfolio’s obligations with respect to those instruments do not exceed 30% of the Portfolio’s net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements and dollar rolls).

6. Pledge or mortgage assets, except that no more than 10% of the value of any Portfolio may be pledged (taken at the time the pledge is made) to secure authorized borrowing and except that a Portfolio may enter into reverse repurchase agreements. Collateral arrangements entered into with respect to futures and forward contracts and the writing of options are not deemed to be the pledge of assets. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be the pledge of assets.

7. Make loans, except through loans of assets of a Portfolio, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the Investment Company Act and rules thereunder, or by exemptive order, SEC release, no-action letter or similar relief or interpretations. Provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan.

8. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

9. Purchase securities of a company in any industry if, as a result of the purchase, a Portfolio’s holdings of securities issued by companies in that industry would exceed 25% of the value of the Portfolio, except that this restriction does not apply to purchases of obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or issued by domestic banks. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry. For purposes of this exception, domestic banks shall include all banks which are organized under the laws of the United States or a state (as defined in the 1940 Act), U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (as permitted by the SEC).

10. Invest more than 15% of its net assets in illiquid securities. (The Money Market Portfolio will not invest more than 10% of its net assets in illiquid securities.) For purposes of this restriction, illiquid securities are those deemed illiquid pursuant to SEC regulations and guidelines, as they may be revised from time to time.

Consistent with item 4 above, the Fund has entered into a  $500 million revolving credit facility with other Prudential mutual funds to facilitate redemptions if necessary. This credit facility, which was entered into on October 29, 2004, is an arrangement with PNC Bank, National Association and The Bank of New York.

Whenever any fundamental investment policy or restriction states a maximum percentage of a Portfolio’s assets, it is intended that if the percentage limitation is set at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy.

The Natural Resources Portfolio will generally invest a substantial majority of its total assets in securities of natural resource companies. With respect to item 9 above, as it relates to the Natural Resources Portfolio, the following categories will be considered separate and distinct industries: integrated oil/domestic, integrated oil/international, crude oil production, natural gas production, gas pipeline, oil service, coal, forest products, paper, foods (including corn and wheat), tobacco, fertilizers, aluminum, copper, iron and steel, all other basic metals (for example, nickel, lead), gold, silver, platinum, mining finance, plantations (for example, edible oils), mineral sands, and diversified resources. A company will be deemed to be in a particular industry if the majority of its revenues is derived from or the majority of its assets is dedicated to one of the categories described in the preceding sentence. The Fund’s Board will review these industry classifications from time to time to determine whether they are reasonable under the circumstances and may change such classifications, without shareholder approval, to the extent necessary.

Certain additional non-fundamental investment policies are applicable only to the Money Market Portfolio. That Portfolio will not:

1. Invest in oil and gas interests, common stock, preferred stock, warrants or other equity securities.

2. Write or purchase any put or call option or combination of them, except that it may purchase putable or callable securities.

3. Invest in any security with a remaining maturity in excess of 397 days, except that securities held pursuant to repurchase agreements may have a remaining maturity of more than 397 days.

Certain additional non-fundamental investment policies are applicable only to the High Yield Bond Portfolio. That Portfolio will not:

1. Invest in any non-fixed income equity securities, including warrants, except when attached to or included in a unit with fixed income securities, but not including preferred stock.

2. Invest more than 20% of the market or other fair value of its total assets in United States currency denominated issues of foreign governments and other foreign issuers; or invest more than 10% of the market or other fair value of its total assets in securities which are payable in currencies other than United States dollars. The Portfolio will not engage in investment activity in non-U.S. dollar denominated issues without first obtaining authorization to do so from the Fund’s Board. See INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS.

Current federal income tax laws require that the assets of each Portfolio be adequately diversified so that Prudential and other insurers with separate accounts which invest in the Fund, as applicable, and not the Contract owners, are considered the owners of assets held in the Accounts for federal income tax purposes. PI intends to maintain the assets of each Portfolio pursuant to those diversification requirements.

Fundamental Investment Restrictions Applicable only to SP Large Cap Value

Portfolio and SP Goldman Sachs Small Cap Value Portfolio

Investment Limitations of SP Large Cap Value Portfolio

The following are the Portfolio’s fundamental investment limitations set forth in their entirety. The Portfolio may not:

1. Issue senior securities, except as permitted under the Investment Company Act, as amended;

2. Borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

3. Underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities or in connection with investments in other investment companies;

4. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies), if, as a result, more than 25% of the Portfolio’s total assets would be invested in companies whose principal business activities are in the same industry;

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

7. Lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

Investment Limitations of SP Goldman Sachs Small Cap Value Portfolio

The following are the Portfolio’s fundamental investment limitations set forth in their entirety. The Portfolio may not:

1. Issue senior securities, except as permitted under the Investment Company Act, as amended;

2. Borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33% limitation;

3. Underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities or in connection with investments in other investment companies;

4. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies), if, as a result, more than 25% of the Portfolio’s total assets would be invested in companies whose principal business activities are in the same industry;

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

7. Lend any security or make any loan if, as a result, more than 33% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

INVESTMENT MANAGEMENT AND
DISTRIBUTION ARRANGEMENTS

I. Investment Management Arrangements

(a) Manager and Subadvisers

The Manager of the Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential mutual funds. See “How the Fund is Managed-Investment Adviser” in the Prospectus of the Fund. As of December 31, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $94 billion.

PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer agent and dividend distribution agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administrative services to qualified plans. Pursuant to a Management Agreement with the Fund (the Management Agreement), PI, subject to the supervision of the Fund’s Board and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund’s portfolios, including the purchase, retention disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of the Fund. PI has hired subadvisers to provide investment advisory services to the Portfolios. PI also administers the Fund’s corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical, and bookkeeping services which are not being furnished by State Street Bank & Trust Company (State Street), the Fund’s custodian (the Custodian) and PMFS. The management services of PI to the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:

(1) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund’s subadvisers;

(2) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund’s business, other than those assumed by the Fund, as described below; and

(3) the costs, expenses and fees payable to each Subadviser, pursuant to a Subadvisory Agreement between PI and the Subadviser (the Subadvisory Agreement).

Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses, including (1) the fee payable to the Manager; (2) the fees and expenses of Directors who are not affiliated with the Manager or the Fund’s Investment Adviser; (3) the fees and certain expenses of the Fund’s Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund’s shares; (4) the charges and expenses of the Fund’s legal counsel and independent accountants; (5) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions; (6) all taxes and corporate fees payable by the Fund to governmental agencies; (7) the fees of any trade association of which the Fund is a member; (8) the cost of share certificates representing shares of the Fund; (9) the cost of fidelity and directors and officers and errors and omissions insurance; (10) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC and registering the Fund as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes; (11) allocable communication expenses with respect to investor services and all expenses of shareholders’ and Directors’ meetings and of preparing, printing and mailing reports to shareholders; (12) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business; and (13) distribution and service fees.

The Fund pays a fee to PI for the services performed and the facilities furnished by PI computed daily and payable monthly, at the rates which are set forth in the table entitled “Investment Management Fee Rates” included in subsequent pages of this SAI. The Management Agreement provides that the Manager shall not be liable to the Fund for any error of judgment by the Manager or for any loss sustained by the Fund except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damage will be limited as provided in the Investment Company Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Management Agreement provides that it shall terminate automatically if assigned (as defined in the Investment Company Act), and that it may be terminated without penalty by either the Manager or the Fund (by the Board of Directors or vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act) upon not more than 60 days’ nor less than 30 days’ written notice.

For the fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002, the Fund paid management fees to PI as set forth in the table entitled “Investment Management Fees” included in subsequent pages of this SAI. PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and subsidies will increase the Fund’s total return. These voluntary waivers may be terminated at any time without notice.

PI has entered into Subadvisory Agreements with various subadvisers. Each Subadvisory Agreement provides that the Subadviser furnish investment advisory services in connection with the management of one or more Portfolios of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises each Subadviser’s performance of those services. The fee rates pursuant to which fees are payable to each Subadviser are set forth in the table entitled “Investment Management Fee Rates” included in subsequent pages of this SAI.

Each Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. Each Subadvisory Agreement may be terminated by the Fund, or the Subadviser upon not less than 30 days’ nor more than 60 days’ written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

(b) Matters Considered by the Board

The Management Agreement and all of the Subadvisory Agreements, except as otherwise noted, were last approved by the Directors, including all of the Independent Directors, on May 27, 2004 at a meeting called for that purpose.  The Subadvisory Agreement between PI and LSV Asset Management was approved by the Directors, including all of the Independent Directors, at a meeting called for that purpose on August 31, 2004.  The Subadvisory Agreements between PI and each of Eagle Asset Management and Neuberger Berman Management were approved by the Directors, including all of the Independent Directors, at a meeting called for that purpose on January 24, 2005.

 In approving the Management and Subadvisory Agreements, the Board primarily considered the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated reports from the Manager and the subadvisers that addressed specific factors designed to inform the Board’s consideration of these and other issues.

With respect to the nature and quality of the services provided, the Board considered performance of each Portfolio of the Fund in comparison to relevant market indices and the performance of a peer group of investment companies pursuing broadly similar strategies over the past one, three, five and ten years (or shorter periods if the Portfolio has not been in operation for ten years or if the subadviser has not served in that capacity for ten years).  The Board also considered the quality of brokerage execution obtained by the subadviser. The Board reviewed the subadvisers’ use of brokers or dealers in Portfolio transactions that provided research or other services to the subadvisers, as well as the benefits derived by each Portfolio from such services.

With respect to the overall fairness of the Management and Subadvisory Agreements, the Board primarily considered the fee structure of the Agreements and estimates of the Manager’s profit or loss. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for variable insurance product funds comparable in size, character and investment strategy to each Portfolio. The Board reviewed the Manager’s estimate of its profit or loss on each Portfolio and carefully examined the Manager’s cost allocation methodology. In reviewing the Subadvisory Agreements with subadvisers not affiliated with the Manager, the Board considered that the subadvisory fee was set as part of the negotiation between the Manager and the subadviser. The Board concluded that the Management and Subadvisory Agreements, including the fees, were reasonable. These matters were also considered by the Independent Directors meeting separately.

The Fund operates under a manager-of-managers structure. PI is authorized to select (with approval of the Board’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser’s agreement should be renewed, terminated or modified. It is possible that PI will continue to be satisfied with the performance record of the existing subadvisers and not recommend any additional subadvisers. PI is also responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of the Portfolio’s assets, and PI can change the allocations without Board or shareholder approval. Shareholders will be notified of any new subadvisers or materially amended subadvisory agreements.

The manager-of-managers structure operates under an order issued by the SEC. The current order permits us to hire subadvisers or amend subadvisory agreements, without shareholder approval, only with subadvisers that are not affiliated with Prudential Financial, Inc.The current order imposes the following conditions:

1. PI will provide general management and administrative services to the Fund including overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, and, subject to review and approval by the Board, will (a) set the Portfolios’ overall investment strategies; (b) select subadvisers; (c) monitor and evaluate the performance of subadvisers; (d) allocate and, when appropriate, reallocate a Portfolio’s assets among its subadvisers in those cases where a Portfolio has more than one subadviser; and (e) implement procedures reasonably designed to ensure that the subadvisers comply with the Fund’s investment objectives, policies, and restrictions.

2. Before a Portfolio may rely on the order, the operation of the Portfolio in the manner described in the Application will be approved by a majority of its outstanding voting securities, as defined in the Investment Company Act, or, in the case of a new Portfolio whose public shareholders purchased shares on the basis of a prospectus containing the disclosure contemplated by condition (4) below, by the sole shareholder before offering of shares of such Portfolio to the public.

3. The Fund will furnish to shareholders all information about a new subadviser or subadvisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new subadviser or any proposed material change in a Portfolio’s subadvisory agreement. The Fund will meet this condition by providing shareholders with an information statement complying with the provisions of Regulation 14C under the Securities Exchange Act of 1934 (the Exchange Act), as amended, and Schedule 14C thereunder. With respect to a newly retained subadviser, or a change in a subadvisory agreement, this information statement will be provided to shareholders of the Portfolio a maximum of ninety (90) days after the addition of the new subadviser or the implementation of any material change in a subadvisory agreement. The information statement will also meet the requirements of Schedule 14A under the Exchange Act.

4. The Fund will disclose in its prospectus the existence, substance and effect of the order granted pursuant to the Application.

5. No Director or officer of the Fund or director or officer of PI will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such director or officer) any interest in any subadviser except for (a) ownership of interests in PI or any entity that controls, is controlled by or is under common control with PI, or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.

6. PI will not enter into a subadvisory agreement with any subadviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or PI other than by reason of serving a subadviser to one or more Portfolios (an “Affiliated Subadviser”) without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Portfolio.

7. At all times, a majority of the members of the Board will be persons each of whom is not an “interested person” of the Fund as defined in Section 2(a)(19) of the Investment Company Act (“Independent Directors”), and the nomination of new or additional Independent Directors will be placed within the discretion of the then existing Independent Directors.

8. When a subadviser change is proposed for a Portfolio with an Affiliated Subadviser, the Board, including a majority of the Independent Directors, will make a separate finding, reflected in the Board’s minutes, that such change is in the best interests of the Portfolio and its shareholders and does not involve a conflict of interest from which PI or the Affiliated subadviser derives an inappropriate advantage.

PI currently charges an advisory fee to each Portfolio based on the following annual rates of average daily net assets:

INVESTMENT MANAGEMENT FEE RATES

Portfolio	Fee
Conservative Balanced	0.55%
Diversified Bond	0.40%
Diversified Conservative Growth	0.75%
Equity	0.45%
Flexible Managed	0.60%
Global	0.75%
Government Income	0.40%
High Yield Bond	0.55%
Jennison	0.60%
Jennison 20/20 Focus	0.75%
Money Market	0.40%
Natural Resources	0.45%
Small Capitalization Stock	0.40%
Stock Index	0.35% to $4 billion 0.30% over $4 billion
Value	0.40%
Zero Coupon Bond 2005	0.40%
SP AIM Core Equity	0.85%
SP AllianceBernstein Large Cap Growth	0.90%
SP Davis Value	0.75%
SP Goldman Sachs Small Cap Value	0.90%
SP Large Cap Value	0.80%
SP LSV International Value	0.90%
SP Mid Cap Growth	0.80%
SP PIMCO High Yield	0.60%
SP PIMCO Total Return	0.60%
SP Prudential U.S. Emerging Growth	0.60%
SP Small Cap Growth	0.95%
SP Strategic Partners Focused Growth	0.90%
SP William Blair International Growth	0.85%
SP Aggressive Growth Asset Allocation*	0.84%
SP Balanced Asset Allocation*	0.76%
SP Conservative Asset Allocation*	0.72%
SP Growth Asset Allocation*	0.81%

*Each Asset Allocation Portfolio invests only in shares of other underlying Fund Portfolios. The management fee shown for each Asset Allocation Portfolio is based on the weighted average of the management fees borne by the underlying Fund Portfolios according to the allocation percentage targets in place during 2004, plus a 0.05% annual management fee paid to PI.  The only management fee directly paid by each Asset Allocation Portfolio is the 0.05% fee paid to PI.

PI currently pays a subadvisory fee to each subadviser based on the following annual rate of average daily net assets managed by the subadviser:

SUBADVISORY FEE RATES

Portfolio	Subadviser	Fee
Conservative Balanced	Prudential Investment Management, Inc. (PIM)	0.275%
	Quantitative Management Associates LLC (QMA)	0.275%
Diversified Bond	PIM	0.20%
Diversified Conservative Growth	PIM	0.375%
	RS Investment Management, L.P. (7)	0.50% for the first $150 million in assets, 0.45% over $150 million in assets
	Jennison Associates LLC (Jennison)	Growth Portion 0.30% for the first $300 million in assets 0.25% over $300 million in assets Value Portion 0.375%
	Pacific Investment Management Co. LLC	0.25%
	EARNEST Partners LLC	0.40%
Equity	Jennison	0.225%
	GE Asset Management Inc.(1)	0.30% for first $50 million in assets; 0.20% for next $250 million in assets; 0.15% over $300 million in assets;
	Salomon Brothers Asset Management Inc(2)	0.40% for first $50 million in assets 0.30% for next $250 million in assets; 0.155% over $300 million in assets;
Flexible Managed	PIM	0.30%
	QMA	0.30%
Global	Jennison	0.375%
Government Income	PIM	0.20%
High Yield Bond	PIM	0.275%
Jennison	Jennison

0.75% for first $10 million in assets;
0.50% for next $30 million in assets
0.35% for next $25 million in assets
0.25% for next $335 million in assets;
0.22% for next $600 million in assets;
0.20% for assets above $1 billion

Jennison 20/20 Focus	Jennison	Growth Portion 0.30% for first $300 million in assets; 0.25% above $300 million in assets Value Portion 0.375%
Money Market	PIM	0.20%
Natural Resources	Jennison	0.225%
Small Capitalization Stock	QMA	0.26%

Portfolio	Subadviser	Fee
Stock Index	QMA	0.175%
Value	Jennison	0.20%
Zero Coupon Bond 2005	PIM	0.20%
SP AIM Core Equity	A I M Capital Management, Inc.	0.55% for first $500 million in assets 0.50% over $500 million in assets
SP AllianceBernstein Large Cap Growth	Alliance Capital Management L.P.	0.60% for first $500 million in assets; 0.50% over $500 million in assets
SP Davis Value	Davis Advisors	0.45% for first $100 million in assets; 0.40% for next $400 million in assets; 0.35% over $500 million in assets
SP Goldman Sachs Small Cap Value	Goldman Sachs Asset Management, L.P.	0.50% for first $500 million in assets; 0.45% over $500 million in assets(3)
SP Large Cap Value	J.P. Morgan Investment Management Inc. Hotchkis and Wiley Capital Management LLC	0.30% 0.30%
SP LSV International Value	LSV Asset Management	0.45% for first $150 million in assets; 0.425% for next $150 million in assets; 0.40% for next $150 million in assets; 0.375% for next $300 million in assets; 0.35% over $750 million in assets(4)
SP Mid Cap Growth	Calamos Advisors LLC (5)	0.45% on the first $100 million in assets 0.40% over $100 million in assets
SP PIMCO High Yield	Pacific Investment Management Co. LLC	0.25%
SP PIMCO Total Return	Pacific Investment Management Co. LLC	0.25%
SP Prudential U.S. Emerging Growth	Jennison	0.30%
SP Small Cap Growth	Eagle Asset Management	0.45% for first $100 million in assets; 0.40% over $100 million in assets
	Neuberger Berman Management Inc.	0.50% for first $100 million in assets; 0.45% for next $250 million in assets; 0.40% over $350 million in assets
SP Strategic Partners Focused Growth	Jennison	0.30% for first $300 million in assets; 0.25% over $300 million in assets.
SP Strategic Partners Focused Growth	Alliance Capital Management L.P.	0.60% for first $1 billion in assets; 0.55% over $1 billion in assets
SP William Blair International Growth	William Blair & Company LLC	0.30% for first $500 million; 0.25% for next $500 million; 0.20% over $1 billion(6)

(1)          For purposes of calculating the fee payable to GE Asset Management Inc., (GEAM) the assets of the Equity Portfolio managed by GEAM will be combined with the assets of the PI-advised retail fund counterpart to the Portfolio managed by GEAM.

(2)          For purposes of calculating the fee payable to Salomon Brothers Asset Management Inc (Salomon), the assets of the Equity Portfolio managed by Salomon will be combined with the assets of the PI-advised retail fund counterpart to the Portfolio managed by Salomon.

(3)          For purposes of calculating the fee payable to Goldman Sachs Asset Management, L.P. (GSAM) the assets managed by GSAM in the SP Goldman Sachs Small Cap Value Portfolio will be aggregated with the assets managed by GSAM in the American Skandia Trust AST Goldman Sachs Small Cap Value Portfolio and the American Skandia Advisor Funds, Inc. (ASAF) ASAF Goldman Sachs Small Cap Value Portfolio.

(4)          For purposes of calculating the fee payable to LSV Asset Management (LSV) the assets managed by LSV in the SP LSV International Value Portfolio will be aggregated with the assets managed by LSV in the American Skandia Trust AST LSV International Value Portfolio and any other portfolio subadvised by LSV.

(5)          For purposes of calculating the fee payable to Calamos Advisors LLC (Calamos) the assets managed by Calamos in the SP Mid Cap Growth Portfolio will be aggregated with the assets managed by Calamos in the Strategic Partners Opportunity Funds – New Era Growth Fund.

(6)          For purposes of calculating the fee payable to William Blair & Company LLC (William Blair), the assets managed by William    Blair in the SP William Blair International Equity Portfolio will be aggregated with the assets managed by William Blair in any other portfolio subadvised by William Blair which is managed or co-managed by PI.

(7)          For purposes of calculating the fee payable to RS Investments Management, LP (RS) the assets managed by RS in the Diversified Conservative Growth Portfolio will be aggregated with the assets managed by RS in any other portfolio subadvised by RS which is managed or co-managed by PI.

Each Asset Allocation Portfolio invests in shares of other Portfolios only. As a result, no subadvisory fees are directly paid by PI for these Portfolios.

For the years ended December 31, 2004, 2003 and 2002, the following fees were paid by the Portfolios to PI for providing investment management services to the Portfolios:

INVESTMENT MANAGEMENT FEES

YEARS ENDED DECEMBER 31

Portfolio	2004	2003	2002
Conservative Balanced	$15,644,479	$14,928,039	$16,232,536
Diversified Bond	5,461,750	5,649,956	5,659,096
Diversified Conservative Growth	1,251,800	1,192,995	1,359,025
Equity	17,841,307	15,723,338	17,674,618
Flexible Managed	22,218,623	20,078,030	21,220,924
Global Portfolio	4,916,113	4,273,255	5,002,944
Government Income	1,730,251	1,982,987	1,736,261
High Yield Bond	8,083,755	7,095,408	5,069,450
Jennison	11,650,035	9,507,138	10,861,875
Jennison 20/20 Focus	981,790	570,076	568,560
Money Market	3,683,849	4,765,229	5,084,709
Natural Resources	2,446,574	1,828,730	1,657,846
Small Capitalization Stock	2,638,921	2,038,923	2,214,924
Stock Index	10,304,686	8,883,674	9,922,603
Value	5,967,723	5,132,821	6,045,228
Zero Coupon Bond 2005	248,196	265,376	243,672
SP AIM Core Equity	224,337	147,520	107,424
SP AllianceBernstein Large Cap Growth	849,105	817,116	429,292
SP Davis Value	2,345,285	1,838,356	993,658
SP Goldman Sachs Small Cap Value	2,765,394	1,354,612	696,651
SP Large Cap Value	2,870,992	409,060	264,154
SP LSV International Value	1,589,386	650,895	333,371
SP Mid Cap Growth	625,848	266,823	131,400
SP PIMCO High Yield	1,638,357	975,775	474,422
SP PIMCO Total Return	5,734,119	4,008,826	1,766,956
SP Prudential U.S. Emerging Growth	815,744	575,081	247,577
SP Small Cap Growth	1,090,179	195,610	101,018
SP Strategic Partners Focused Growth	412,271	225,063	120,263
SP William Blair International Growth	2,535,914	922,491	434,310
SP Aggressive Growth Asset Allocation	46,990	14,520	5,735

Portfolio	2004	2003	2002
SP Balanced Asset Allocation	318,686	130,242	53,638
SP Conservative Asset Allocation	184,191	93,693	39,691
SP Growth Asset Allocation	242,689	88,014	35,606

For the years ended December 31, 2004, 2003, and 2002, PI paid the following fees to the subadvisers listed below for providing subadvisory services to the Portfolios:

SUBADVISORY FEES(1)

Portfolio	Subadviser	2004	2003	2002
Conservative Balanced	Prudential Investment Management, Inc.	$3,441,786	$7,464,020	$8,116,268
	Quantitative Management Associates LLC	4,380,454	—	—
Diversified Bond	Prudential Investment Management, Inc.	2,730,875	2,824,978	2,829,548
Diversified Conservative Growth	Pacific Investment Management Co. LLC	151,079	146,264	173,646
	Prudential Investment Management, Inc.	140,019	132,111	145,526
	RS Investment Management, L.P.	43,964	42,733	4,819
	Jennison Associates LLC	155,306	145,219	163,514
	Franklin Advisers, Inc.	—	—	39,303
	Earnest Partners LLC	34,126	33,512	38,435
Equity	Jennison Associates LLC	4,577,009	4,045,303	4,457,233
	GE Asset Management, Inc.	1,528,744	1,390,254	1,545,328
	Salomon Brothers Asset Management Inc	1,917,227	1,771,026	1,750,817
Flexible Managed	Prudential Investment Management, Inc.	3,660,073	10,039,015	10,610,462
	Quantitative Management Associates LLC	7,443,239	—	—
Global	Jennison Associates LLC	2,458,057	2,136,627	2,501,472
Government Income	Prudential Investment Management, Inc.	865,125	991,493	868,130
High Yield Bond	Prudential Investment Management, Inc.	4,041,878	3,547,704	2,534,725
Jennison	Jennison Associates LLC	4,353,345	3,639,046	4,090,625
Jennison 20/20 Focus	Jennison Associates LLC	440,367	253,816	257,152
Money Market	Prudential Investment Management, Inc.	1,841,924	2,382,615	2,542,355
Natural Resources	Jennison Associates LLC	1,223,288	914,365	828,923
Small Capitalization Stock	Prudential Investment Management, Inc.	—	1,325,300	1,439,701
	Quantitative Management Associates LLC	1,715,300	—	—
Stock Index	Prudential Investment Management, Inc.	—	4,441,837	4,961,302
	Quantitative Management Associates LLC	5,152,343	—	—
Value	Jennison Associates LLC	2,983,862	2,556,411	1,654,975
	Victory Capital Management, Inc.	—	—	669,664
	Deutsche Asset Management, Inc.	—	—	690,382
Zero Coupon Bond 2005	Prudential Investment Management, Inc.	124,098	132,688	121,836
SP AIM Core Equity	A I M Capital Management, Inc.	145,159	95,454	69,509
SP AllianceBernstein Large Cap Growth	Alliance Capital Management L.P.	566,070	544,744	286,195
SP Davis Value	Davis Advisors	1,300,819	1,030,457	579,951
SP Goldman Sachs Small Cap Value	Fidelity Management & Research Co.	74,852	827,818	425,731
	Goldman Sachs Asset Management, L.P.	1,469,786	—	—
SP Large Cap Value	Fidelity Management & Research Co.	19,163	255,662	165,096
	J.P. Morgan Investment Management Inc.	529,879	—	—
	Hotchkis and Wiley Capital Management LLC	535,245	—	—
SP LSV International Value	Deutsche Asset Management Investment Services Limited	833,671	397,769	203,727
	LSV Asset Management	115,513	—	—
SP Mid Cap Growth	Massachusetts Financial Services Co.	—	—	62,163
	Calamos Advisors LLC	344,231	149,865	3,537
SP PIMCO High Yield	Pacific Investment Management Co. LLC	682,649	406,573	197,676
SP PIMCO Total Return	Pacific Investment Management Co. LLC	2,389,216	1,670,344	736,232
SP Prudential U.S. Emerging Growth	Jennison Associates LLC	407,872	287,541	123,788
SP Small Cap Growth	INVESCO Institutional (N.A.)	72,956	113,248	58,484
	State Street Research and Management Company	494,398	—	—
SP Strategic Partners Focused Growth	Alliance Capital Management L.P.	130,677	71,802	38,392
	Jennison Associates LLC	72,085	39,120	20,909

Portfolio	Subadviser	2004	2003	2002
SP William Blair International Growth	Jennison Associates LLC	502,018	651,170	306,572
	William Blair & Company LLC	519,150	—	—

(1)          Each SP Asset Allocation Portfolio invests in shares of other Portfolios only. As a result, no subadvisory fees are directly paid by PI for these Portfolios

Fee Waivers/Subsidies

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Portfolios. Fee waivers and subsidies will increase a Portfolio’s return. In addition, the only expense charged to the Asset Allocation Portfolios is a management fee. All other expenses attributable to these Portfolios are borne by PI.

II.  Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for each of the Fund’s Portfolios.  Unless noted otherwise, all information is provided as of December 31, 2004.

A.  Other Accounts Managed by Portfolio Managers.  The table below identifies, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories:  registered investment companies, other pooled investment vehicles, and other accounts.  For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.

Portfolio	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Conservative Balanced	PIM PIM Fixed Income Kay T. Wilcox	3 Registered Mutual Funds with $513,357,000 in total assets under management.	11 Unregistered Pooled Investment Vehicle with $1,116,243,000 in assets under management.	21 Other Accounts with $3,366,423,300 in total assets under management.
	Malcolm Dalrymple	4 Registered Mutual Funds with $750,157,000 in total assets under management.	10 Unregistered Pooled Investment Vehicle with $688,017,440 in assets under management.	8 Other Accounts with $1,458,513,000 in total assets under management.
	QMA Equity Segment Margaret Stumpp	5 Registered Mutual Funds with $4,610,868,129 in total assets under management.	10 Unregistered Pooled Investment Vehicle with $1,667,304,139 in assets under management.	10 Other Accounts with $2,985,573,422 in total assets under management.
	John Moschberger	2 Registered Mutual Funds with $3,859,130,841 in total assets under management.	1 Unregistered Pooled Investment Vehicle with $13,027,435 in assets under management.	4 Other Accounts with $5,731,794,621 in total assets under management.
	Michael Lenarcic	0 Registered Mutual Funds with $0 in total assets under management.	21 Unregistered Pooled Investment Vehicle with $1,233,078,070 in assets under management.	0 Other Accounts with $0 in total assets under management.
	James Scott	4 Registered Mutual Funds with	4 Unregistered Pooled Investment Vehicle	3 Other Accounts with

Portfolio	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
		$1,836,436,565 in total assets under management.	with $494,917,627 in assets under management.	$912,469,610 in total assets under management.
Diversified Bond	PIM Steven Kellner	2 Registered Mutual Funds with $430,904,000 in total assets under management.	2 Unregistered Pooled Investment Vehicle with $35,952,000 in assets under management.	12 Other Accounts with $2,345,561,000 in total assets under management.
		0 Registered Mutual Funds with $0 in total assets under management.	0 Unregistered Pooled Investment Vehicle with $0 in assets under management.	2 Other Accounts with $652,874,000 in total assets under management.
	Robert Tipp	17 Registered Mutual Funds with $5,010,770,000 in total assets under management.	17 Unregistered Pooled Investment Vehicle with $37,362,660,900 in assets under management.	28 Other Accounts with $16,307,722,270 in total assets under management.
	David Bessey	8 Registered Mutual Funds with $3,815,607,000 in total assets under management.	21 Unregistered Pooled Investment Vehicle with $7,176,792,000 in assets under management.	15 Other Accounts with $8,270,743,000 in total assets under management.
		0 Registered Mutual Funds with $0 in total assets under management.	3 Unregistered Pooled Investment Vehicle with $131,294,000 in assets under management.	3 Other Accounts with $100,725,000 in total assets under management.
Diversified Conservative Growth	Earnest Small/Mid-Cap Value Equity Segment Paul E. Viera	4 Registered Mutual Funds with $1,003,000,000 in total assets under management.	2 Unregistered Pooled Investment Vehicle with $6,400,000 in assets under management.	168 Other Accounts with $10,400,000,000 in total assets under management.
		0 Registered Mutual Funds with $0 in total assets under management.	1 Unregistered Pooled Investment Vehicle with $2,200,000 in assets under management.	7 Other Accounts with $488,200,000 in total assets under management.
	PIMCO Core Fixed Income Segment Chris Dialynas (PIMCO)	10 Registered Mutual Funds with $2,514,600,000 in total assets under management.	14 Unregistered Pooled Investment Vehicle with $5,934,100,000 in assets under management.	95 Other Accounts with $38,588,690,000 in total assets under management.

Portfolio	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
		0 Registered Mutual Funds with $0 in total assets under management.	0 Unregistered Pooled Investment Vehicle with $0 in assets under management.	12 Other Accounts with $2,634,400,000 in total assets under management.
	PIM High Yield Bond Segment PIM Fixed Income Group High Yield Team lead by Paul Appleby	5 Registered Mutual Funds with $2,113,735,000 in total assets under management.	15 Unregistered Pooled Investment Vehicles with $2,830,728 in assets under management.	8 Other Accounts with $7,528,033,000 in total assets under management.
		0 Registered Mutual Funds with $0 in total assets under management.	3 Unregistered Pooled Investment Vehicles with $131,294,000 in assets under management.	2 Other Accounts with $43,013,000 in total assets under management.
	David Besey	8 Registered Mutual Funds with $2,413,342,000 in total assets under management.	21 Unregistered Pooled Investment Vehicles with $7,176,792,000 in assets under management.	15 Other Accounts with $8,270,743,000 in total assets under management.
		0 Registered Mutual Funds with $0 in total assets under management.	3 Unregistered Pooled Investment Vehicles with $131,294,000 in assets under management.	3 Other Accounts with $100,725,000 in total assets under management.
	Richard Burns	5 Registered Mutual Funds with $2,113,735,000 in total assets under management.	15 Unregistered Pooled Investment Vehicles with $2,830,728,000 in assets under management.	8 Other Accounts with $8,176,272,000 in total assets under management.
		0 Registered Mutual Funds with $0 in total assets under management.	3 Unregistered Pooled Investment Vehicles with $179,386,000 in assets under management.	2 Other Accounts with $43,013,000 in total assets under management.
	Stephen Haeckel	5 Registered Mutual Funds with $2,113,735,000 in total assets under management.	15 Unregistered Pooled Investment Vehicles with $2,830,728,000 in assets under management.	8 Other Accounts with $7,530,892,000 in total assets under management.
		0 Registered Mutual Funds with $0 in total assets under management.	3 Unregistered Pooled Investment Vehicles with $131,294,000 in assets under management.	2 Other Accounts with $43,013,000 in total assets under management.

Portfolio	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	Michael J. Collins	10 Registered Mutual Funds with $2,329,477,000 in total assets under management.	8 Unregistered Pooled Investment Vehicles with $1,049,487,000 in assets under management.	9 Other Accounts with $3,365,759,000 in total assets under management.
		0 Registered Mutual Funds with $0 in total assets under management.	0 Unregistered Pooled Investment Vehicle with $0 in assets under management.	2 Other Accounts with $43,013,000 in total assets under management.
	Jennison Large Cap Growth Equity Segment Spiros “Sig” Segalas	13 Registered Mutual Funds with $14,378,619,883 in total assets under management.	2 Unregistered Pooled Investment Vehicle with $222,629,452 in assets under management.	9 Other Accounts with $2,580,147,144 in total assets under management.
	Michael A. Del Balso	14 Registered Mutual Funds with $8,815,494,636 in total assets under management.	5 Unregistered Pooled Investment Vehicle with $1,287,496,329 in assets under management.	15 Other Accounts with $1,308,957,600 in total assets under management.
	Kathleen A. McCarragher	14 Registered Mutual Funds with $7,675,195,683 in total assets under management.	4 Unregistered Pooled Investment Vehicle with $253,264,620 in assets under management.	37 Other Accounts with $3,627,689,050 in total assets under management.
	Jennison Large Cap Value Equity Segment David A. Kiefer	11 Registered Mutual Funds with $11,764,809,388 in total assets under management.	6 Unregistered Pooled Investment Vehicle with $1,027,188,779 in assets under management.	1 Other Accounts with $23,515,491 in total assets under management.
	Avi Z. Berg	5 Registered Mutual Funds with $2,699,690,069 in total assets under management.	1 Unregistered Pooled Investment Vehicle with $36,719,034 in assets under management.	1 Other Accounts with $23,865,590 in total assets under management.
	RS Investment Management, L.P. Small/Mid-Cap Growth Equity Segment Bill Wolfenden	9 Registered Mutual Funds with $749,319,282 in total assets under management.	0 Unregistered Pooled Investment Vehicle with $0 in assets under management.	7 Other Accounts with $65,168,719 in total assets under management.
Equity	Jennison Blair A. Boyer	1 Registered Mutual Funds with $121,686,451 in total assets under management.	0 Unregistered Pooled Investment Vehicle with $0 in assets under management.	10 Other Accounts with $1,276,721,697 in total assets under management.
	David A. Kiefer	11 Registered Mutual Funds with	6 Unregistered Pooled Investment Vehicle	1 Other Accounts with

Portfolio	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
		$9,798,044,933 in total assets under management.	with $1,027,188,779 in assets under management.	$23,515,491 in total assets under management.
	Spiros Segalas	14 Registered Mutual Funds with $14,405,183,631 in total assets under management.	2 Unregistered Pooled Investment Vehicle with $222,147,144 in assets under management.	9 Other Accounts with $2,580,147,144 in total assets under management.
	GEAM Richard Sanderson	5 Registered Mutual Funds with $1,225,500,000 in assets under management*	9 Unregistered Pooled Investment Vehicle with $171,600,000 in assets under management*	23 Other Accounts with $4,847,000,000 in assets under management*.
*Amounts include only the portions of each account’s total assets for which Mr. Sanderson is primarily responsible for the day-to-day management.
		0 Registered Mutual Funds with $0 in total assets under management.	0 Unregistered Pooled Investment Vehicle with $0 in assets under management.	2 Other Accounts with $22,200,000 in total assets under management.
	Salomon Michael Kagan	5 Registered Mutual Funds with $3,830,000,000 in total assets under management.	4 Unregistered Pooled Investment Vehicle with $520,000,000 in assets under management.	3 Other Accounts with $50,000,000 in total assets under management.
	Kevin Caliendo	6 Registered Mutual Funds with $5,440,000,000 in total assets under management.	4 Unregistered Pooled Investment Vehicle with $520,000,000 in assets under management.	3 Other Accounts with $50,000,000 in total assets under management.
Flexible Managed	PIM PIM Fixed Income Kay T. Wilcox	3 Registered Mutual Funds with $628,571,000 in total assets under management.	11 Unregistered Pooled Investment Vehicle with $1,116,243,000 in assets under management.	21 Other Accounts with $3,366,423,300 in total assets under management.
	Malcolm Dalrymple	4 Registered Mutual Funds with $809,134,000 in total assets under management.	10 Unregistered Pooled Investment Vehicle with $688,017,440 in assets under management.	8 Other Accounts with $1,485,513,000 in total assets under management.
	PIM PIM Equity Segment	5 Registered Mutual Funds with	10 Unregistered Pooled Investment Vehicle	10 Other Accounts with

Portfolio	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	Margaret Stumpp	$4,610,868,129 in total assets under management.	with $1,667,304,139 in assets under management.	$2,985,573,422 in total assets under management.
	John Moschberger	2 Registered Mutual Funds with $3,859,130,841 in total assets under management.	1 Unregistered Pooled Investment Vehicle with $13,027,435 in assets under management.	4 Other Accounts with $5,731,794,621 in total assets under management.
	Michael Lenarcic	0 Registered Mutual Funds with $0 in total assets under management.	21 Unregistered Pooled Investment Vehicle with $1,233,078,070 in assets under management.	0 Other Accounts with $0 in total assets under management.
	James Scott	4 Registered Mutual Funds with $1,836,436,565 in total assets under management.	4 Unregistered Pooled Investment Vehicle with $494,917,627 in assets under management.	3 Other Accounts with $912,469,610 in total assets under management.
	QMA Margaret Stumpp	5 Registered Mutual Funds with $4,610,868,129 in total assets under management.	10 Unregistered Pooled Investment Vehicle with $1,667,304,139 in assets under management.	10 Other Accounts with $2,985,573,422 in total assets under management.
	James Scott	4 Registered Mutual Funds with $1,836,436,565 in total assets under management.	4 Unregistered Pooled Investment Vehicle with $494,917,627 in assets under management.	3 Other Accounts with $912,469,610 in total assets under management.

Global	Jennison Daniel J. Duane	1 Registered Mutual Funds with $437,992,739 in total assets under management.	2 Unregistered Pooled Investment Vehicle with $428,086,940 in assets under management.	2 Other Accounts with $29,604,227 in total assets under management.
	Michelle I. Picker	1 Registered Mutual Funds with $437,992,739 in total assets under management.	2 Unregistered Pooled Investment Vehicle with $428,086,940 in assets under management.	2 Other Accounts with $29,604,227 in total assets under management.
Government Income	PIM Robert Tipp	17 Registered Mutual Funds with $5,898,037,000 in total assets under management.	17 Unregistered Pooled Investment Vehicle with $37,362,660,900 in assets under management.	28 Other Accounts with $16,307,722,270 in total assets under management.
	Richard Piccirillo	9 Registered Mutual Funds with $3,171,910,000 in total assets under	15 Unregistered Pooled Investment Vehicle with $1,203,194,640 in assets under	31 Other Accounts with $3,918,009,640 in total assets

Portfolio	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
		management.	management.	under management.
		0 Registered Mutual Funds with $0 in total assets under management.	0 Unregistered Pooled Investment Vehicle with $0 in assets under management.	1 Other Accounts with $7,442,000 in total assets under management.
High Yield Bond	PIM PIM Fixed Income High Yield Team Paul Appleby	5 Registered Mutual Funds with $2,113,735,000 in total assets under management.	15 Unregistered Pooled Investment Vehicles with $2,830,728 in assets under management.	8 Other Accounts with $7,528,033,000 in total assets under management.
		0 Registered Mutual Funds with $0 in total assets under management.	3 Unregistered Pooled Investment Vehicles with $131,294,000 in assets under management.	2 Other Accounts with $43,013,000 in total assets under management.
	David Bessey	8 Registered Mutual Funds with $1,654,766,000 in total assets under management.	21 Unregistered Pooled Investment Vehicles with $7,176,792,000 in assets under management.	15 Other Accounts with $8,270,743,000 in total assets under management.
		0 Registered Mutual Funds with $0 in total assets under management.	3 Unregistered Pooled Investment Vehicles with $131,294,000 in assets under management.	3 Other Accounts with $100,725,000 in total assets under management.
	Richard Burns	5 Registered Mutual Funds with $2,113,735,000 in total assets under management.	15 Unregistered Pooled Investment Vehicles with $2,830,728,000 in assets under management.	8 Other Accounts with $8,176,272,000 in total assets under management.
		0 Registered Mutual Funds with $0 in total assets under management.	3 Unregistered Pooled Investment Vehicles with $179,386,000 in assets under management.	2 Other Accounts with $43,013,000 in total assets under management.
	Stephen Haeckel	5 Registered Mutual Funds with $2,113,735,000 in total assets under management.	15 Unregistered Pooled Investment Vehicles with $2,830,728,000 in assets under management.	8 Other Accounts with $7,530,892,000 in total assets under management.
		0 Registered Mutual Funds with $0 in total assets under management.	3 Unregistered Pooled Investment Vehicles with $131,294,000 in assets under management.	2 Other Accounts with $43,013,000 in total assets under management.

Portfolio	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	Michael J. Collins	10 Registered Mutual Funds with $2,329,477,000 in total assets under management.	8 Unregistered Pooled Investment Vehicles with $1,049,487,000 in assets under management.	9 Other Accounts with $3,365,759,000 in total assets under management.
		0 Registered Mutual Funds with $0 in total assets under management.	0 Unregistered Pooled Investment Vehicle with $0 in assets under management.	2 Other Accounts with $43,013,000 in total assets under management.
Jennison	Jennison Spiros “Sig” Segalas	13 Registered Mutual Funds with $12,274,403,222 in total assets under management.	2 Unregistered Pooled Investment Vehicles with $222,629,452 in assets under management.	9 Other Accounts with $2,580,147,144 in total assets under management.
	Michael A. Del Balso	14 Registered Mutual Funds with $6,711,277,975 in total assets under management.	5 Unregistered Pooled Investment Vehicles with $1,287,496,329 in assets under management.	15 Other Accounts with $1,308,957,600 in total assets under management.
	Kathleen A. McCarragher	14 Registered Mutual Funds with $5,570,979,022 in total assets under management.	4 Unregistered Pooled Investment Vehicles with $253,264,620 in assets under management.	37 Other Accounts with $3,627,689,050 in total assets under management.
Jennison 20/20 Focus	Jennison Spiros “Sig” Segalas	13 Registered Mutual Funds with $14,318,428,743 in total assets under management.	2 Unregistered Pooled Investment Vehicle with $222,629,452 in assets under management.	9 Other Accounts with $2,580,147,144 in total assets under management.
	David A. Kiefer	11 Registered Mutual Funds with $11,696,096,363 in total assets under management.	6 Unregistered Pooled Investment Vehicle with $1,027,188,779 in assets under management.	1 Other Accounts with $23,515,491 in total assets under management.
Money Market	N/A
Natural Resources	Jennison David A. Kiefer	11 Registered Mutual Funds with $11,097,157,841 in total assets under management.	6 Unregistered Pooled Investment Vehicle with $1,027,188,779 in assets under management.	1 Other Accounts with $23,515,491 in total assets under management.
	Michael L. Del Balso	14 Registered Mutual Funds with $8,219,448,216 in total assets under management.	5 Unregistered Pooled Investment Vehicle with $1,287,496,329 in assets under management.	15 Other Accounts with $1,308,957,600 in total assets under management.
Small Capitalization Stock	QMA	0 Registered Mutual	5 Unregistered Pooled	6 Other

Portfolio	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	Wai Chiang	Funds with $0 in total assets under management.	Investment Vehicle with $6,448,830,563 in assets under management.	Accounts with $4,907,742,338 in total assets under management.
Stock Index	QMA John Moeschberger	2 Registered Mutual Funds with $3,859,130,841 in total assets under management.	1 Unregistered Pooled Investment Vehicle with $13,027,435 in assets under management.	4 Other Accounts with $5,731,794,621 in total assets under management.
Value	Jennison David A. Kiefer	11 Registered Mutual Funds with $10,238,762,558 in total assets under management.	6 Unregistered Pooled Investment Vehicle with $1,027,188,779 in assets under management.	1 Other Accounts with $23,515,491 in total assets under management.
	Avi Z. Berg	5 Registered Mutual Funds with $1,124,915,324 in total assets under management.	1 Unregistered Pooled Investment Vehicle with $36,719,034 in assets under management.	1 Other Accounts with $23,865,590 in total assets under management.
Zero Coupon Bond 2005	PIM Robert Tipp	17 Registered Mutual Funds with $6,232,339,000 in total assets under management.	17 Unregistered Pooled Investment Vehicle with $37,362,660,900 in assets under management.	28 Other Accounts with $16,307,722,270 in total assets under management.
	Richard Piccirillo	9 Registered Mutual Funds with $3,322,139,000 in total assets under management.	15 Unregistered Pooled Investment Vehicle with $1,203,194,640 in assets under management.	31 Other Accounts with $3,918,009,640 in total assets under management.
		0 Registered Mutual Funds with $0 in total assets under management.	0 Unregistered Pooled Investment Vehicle with $0 in assets under management.	1 Other Accounts with $7,442,000 in total assets under management.
SP AIM Core Equity	AIM AIM Team Approach Ronald S. Sloan primary responibility	9 Registered Mutual Funds with $17,631,505,549 in total assets under management.	2 Unregistered Pooled Investment Vehicle with $55,285,105 in assets under management.	8796 Other Accounts with $1,925,777,183 in total assets under management.
SP AllianceBernstein Large Cap Growth	AllianceBernstein Syed Hasnain	3 Registered Mutual Funds with $369,000,000 in total assets under management.	0 Unregistered Pooled Investment Vehicle with $0 in assets under management.	16 Other Accounts with $1,291,000,000 in total assets under management.
		0 Registered Mutual Funds with $0 in	0 Unregistered Pooled Investment Vehicle	2 Other Accounts with

Portfolio	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
		total assets under management.	with $0 in assets under management.	$144,000,000 in total assets under management.
SP Davis Value	Davis Advisors Christopher Davis	23 Registered Mutual Funds with $42,000,000,000 in total assets under management.	6 Unregistered Pooled Investment Vehicle with $717,000,000 in assets under management.	30,000 Other Accounts with $8,600,000,000 in total assets under management.
	Kenneth Feinberg	21 Registered Mutual Funds with $42,000,000,000 in total assets under management.	0 Unregistered Pooled Investment Vehicle with $0 in assets under management.	30,000 Other Accounts with $8,600,000,000 in total assets under management.
SP Goldman Sachs Small Cap Value	Goldman Sachs Team Chip Otness	6 Registered Mutual Funds with $3,000,000,000 in total assets under management.	0 Unregistered Pooled Investment Vehicle with $0 in assets under management.	26 Other Accounts with $622,000,000 in total assets under management.
	Kelly Flynn	6 Registered Mutual Funds with $3,000,000,000 in total assets under management.	0 Unregistered Pooled Investment Vehicle with $[ ] in assets under management.	26 Other Accounts with $622,000,000 in total assets under management.
	Lisa Parisi	19 Registered Mutual Funds with $9,200,000,000 in total assets under management.	0 Unregistered Pooled Investment Vehicle with $[ ] in assets under management.	311 Other Accounts with $4,700,000,000 in total assets under management.
		0 Registered Mutual Funds with $0 in total assets under management	0 Unregistered Pooled Investment Vehicle with $0 in assets under management.	1 Other Account with $113,600,000 in total assets under management.
	Dolores Bamford	19 Registered Mutual Funds with $9,200,000,000 in total assets under management.	0 Unregistered Pooled Investment Vehicle with $0 in assets under management.	311 Other Accounts with $4,700,000,000 in total assets under management.
		0 Registered Mutual Funds with $0 in total assets under management	0 Unregistered Pooled Investment Vehicle with $0 in assets under management.	1 Other Account with $113,600,000 in total assets under management.
	David Berdon	19 Registered Mutual Funds with $9,200,000,000 in total assets under	0 Unregistered Pooled Investment Vehicle with $0 in assets under management.	311 Other Accounts with $4,700,000,000 in total assets

Portfolio	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
		management.		under management.
		0 Registered Mutual Funds with $0 in total assets under management	0 Unregistered Pooled Investment Vehicle with $0 in assets under management.	1 Other Account with $113,600,000 in total assets under management.
	Scott Carroll	19 Registered Mutual Funds with $9,200,000,000 in total assets under management.	0 Unregistered Pooled Investment Vehicle with $0 in assets under management.	311 Other Accounts with $4,700,000,000 in total assets under management.
		0 Registered Mutual Funds with $0 in total assets under management	0 Unregistered Pooled Investment Vehicle with $0 in assets under management.	1 Other Account with $113,600,000 in total assets under management.
SP Large Cap Value	Hotchkis & Wiley Sheldon Lieberman	15 Registered Mutual Funds with $9,844,851,256 in total assets under management.	3 Unregistered Pooled Investment Vehicle with $314,916,061 in assets under management.	95 Other Accounts with $9,016,730,768 in total assets under management.
		1 Registered Mutual Funds with $1,675,168,025 in total assets under management.	0 Unregistered Pooled Investment Vehicle with $0 in assets under management.	6 Other Accounts with $1,024,657,851 in total assets under management.
	George Davis	15 Registered Mutual Funds with $9,844,851,256 in total assets under management.	3 Unregistered Pooled Investment Vehicle with $314,916,061 in assets under management.	95 Other Accounts with $9,016,730,768 in total assets under management.
		1 Registered Mutual Funds with $1,675,168,025 in total assets under management.	0 Unregistered Pooled Investment Vehicle with $0 in assets under management.	6 Other Accounts with $1,024,657,851 in total assets under management.
	Joe Huber	15 Registered Mutual Funds with $9,844,851,256 in total assets under management.	3 Unregistered Pooled Investment Vehicle with $314,916,061 in assets under management.	95 Other Accounts with $9,016,730,768 in total assets under management.
		1 Registered Mutual Funds with $1,675,168,025 in total assets under management.	0 Unregistered Pooled Investment Vehicle with $0 in assets under management.	6 Other Accounts with $1,024,657,851 in total assets under management.

Portfolio	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	Patricia McKenna	15 Registered Mutual Funds with $9,844,851,256 in total assets under management.	3 Unregistered Pooled Investment Vehicle with $314,916,061 in assets under management.	95 Other Accounts with $9,016,730,768 in total assets under management.
		1 Registered Mutual Funds with $1,675,168,025 in total assets under management.	0 Unregistered Pooled Investment Vehicle with $0 in assets under management.	6 Other Accounts with $1,024,657,851 in total assets under management.
	Stan Majcher	15 Registered Mutual Funds with $9,844,851,256 in total assets under management.	3 Unregistered Pooled Investment Vehicle with $314,916,061 in assets under management.	95 Other Accounts with $9,016,730,768 in total assets under management.
		1 Registered Mutual Funds with $1,675,168,025 in total assets under management.	0 Unregistered Pooled Investment Vehicle with $0 in assets under management.	6 Other Accounts with $1,024,657,851 in total assets under management.
	J.P.Morgan Terance Chen	8 Registered Mutual Funds with $1,500,000,000 in total assets under management.	8 Unregistered Pooled Investment Vehicle with $2,4000,000,000 in assets under management.	15 Other Accounts with $4,700,000,000 in total assets under management.
	Cristian Posada	0 Registered Mutual Funds with $0 in total assets under management.	0 Unregistered Pooled Investment Vehicle with $0 in assets under management.	0 Other Accounts with $0 in total assets under management.
	Raffaele Zingone	3 Registered Mutual Funds with $224,000,000 in total assets under management.	0 Unregistered Pooled Investment Vehicle with $0 in assets under management.	12 Other Accounts with $5,600,000,000 in total assets under management.
SP LSV International Value	LSV Josef Lakonishok	18 Registered Mutual Funds with $3,830,977,016 in total assets under management.	18 Unregistered Pooled Investment Vehicle with $1,770,432,958 in assets under management.	391 Other Accounts with $29,319,344,883 in total assets under management.
		0 Registered Mutual Funds with $0 in total assets under management.	13 Unregistered Pooled Investment Vehicle with $1,700,000,000 in assets under management.	0 Other Accounts with $0 in total assets under management.
	Robert Vishny	18 Registered Mutual Funds with $3,830,977,016 in	18 Unregistered Pooled Investment Vehicle with $1,770,432,958 in	391 Other Accounts with $29,319,344,883

Portfolio	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
		total assets under management.	assets under management.	in total assets under management.
		0 Registered Mutual Funds with $0 in total assets under management.	13 Unregistered Pooled Investment Vehicle with $1,700,000,000 in assets under management.	0 Other Accounts with $0 in total assets under management.
	Menno Vermeulen	18 Registered Mutual Funds with $3,830,977,016 in total assets under management.	18 Unregistered Pooled Investment Vehicle with $1,770,432,958 in assets under management.	391 Other Accounts with $29,319,344,883 in total assets under management.
		0 Registered Mutual Funds with $0 in total assets under management.	13 Unregistered Pooled Investment Vehicle with $1,700,000,000 in assets under management.	0 Other Accounts with $0 in total assets under management.
SP Mid Cap Growth	Calamos Advisors LLC John P. Calamos	17 Registered Mutual Funds with $27,528,239,460 in total assets under management.	3 Unregistered Pooled Investment Vehicle with $142,261,190 in assets under management.	25,120 Other Accounts with $10,101,227,665 in total assets under management.
		0 Registered Mutual Funds with $0 in total assets under management.	2 Unregistered Pooled Investment Vehicle with $74,325,150 in assets under management.	1 Other Accounts with $9,353,119 in total assets under management.
	Nick P. Calamos	17 Registered Mutual Funds with $27,528,239,460 in total assets under management.	3 Unregistered Pooled Investment Vehicle with $142,261,190 in assets under management.	25,120 Other Accounts with $10,101,227,665 in total assets under management.
		0 Registered Mutual Funds with $0 in total assets under management.	2 Unregistered Pooled Investment Vehicle with $74,325,150 in assets under management.	1 Other Accounts with $9,353,119 in total assets under management.
	John P. Calamos Jr.	7 Registered Mutual Funds with $14,803,449,547 in total assets under management.	2 Unregistered Pooled Investment Vehicle with $74,325,150 in assets under management.	25,120 Other Accounts with $10,101,227,665 in total assets under management.
		0 Registered Mutual Funds with $0 in total assets under management.	2 Unregistered Pooled Investment Vehicle with $74,325,150 in assets under management.	1 Other Accounts with $9,353,119 in total assets under

Portfolio	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
management.
SP PIMCO High Yield	PIMCO Raymond G. Kennedy (PIMCO)	8 Registered Mutual Funds with $14,136,600,000 in total assets under management.	7 Unregistered Pooled Investment Vehicle with $3,909,960,000 in assets under management.	20 Other Accounts with $3,544,000,000 in total assets under management.
SP PIMCO Total Return	PIMCO Chris Dialynas	10 Registered Mutual Funds with $1,477,200,000 in total assets under management.	14 Unregistered Pooled Investment Vehicle with $5,934,100 in assets under management.	95 Other Accounts with $38,588,690,000 in total assets under management.
		0 Registered Mutual Funds with $0 in total assets under management.	0 Unregistered Pooled Investment Vehicle with $0 in assets under management.	12 Other Accounts with $2,634,400,000 in total assets under management.
SP Prudential U.S. Emerging Growth	Jennison Susan Hirsch	3 Registered Mutual Funds with $792,250,413, in total assets under management.	1 Unregistered Pooled Investment Vehicle with $27,177,007 in assets under management.	0 Other Accounts with $0 in total assets under management.
SP Small Cap Growth	Eagle	6 Registered Mutual Funds with $697,652,474 in total assets under management.	1 Unregistered Pooled Investment Vehicle with $31,930,436 under management.	1050 Other Accounts with $880,754,330 in total assets under management.
	Neuberger Berman Michael Fasciano	3 Registered Mutual Funds with $523,000,000 in total assets under management.	0 Unregistered Pooled Investment Vehicle with $0 in assets under management.	6 Other Accounts with $949,000,000 in total assets under management.
SP Strategic Partners Focused Growth	Jennison Spiros “Sig” Segalas	13 Registered Mutual Funds with $14,372,255,712 in total assets under management.	2 Unregistered Pooled Investment Vehicle with $222,629,452 in assets under management.	9 Other Accounts with $2,580,147,144 in total assets under management.
	Kathleen A. McCarragher	14 Registered Mutual Funds with $7,668,831,511 in total assets under management.	4 Unregistered Pooled Investment Vehicle with $253,264,620 in assets under management.	37 Other Accounts with $3,627,689,050 in total assets under management.
	AllianceBernstein Thomas G. Kamp	6 Registered Mutual Funds with $7,645,000,000 in total assets under management.	2 Unregistered Pooled Investment Vehicle with $342,000,000 in assets under management.	13 Other Accounts with $1,820,000,000 in total assets under management.
		0 Registered Mutual Funds with $0 in	0 Unregistered Pooled Investment Vehicle	1 Other Accounts with

Portfolio	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
		total assets under management.	with $0 in assets under management.	$286,000,000 in total assets under management.
SP William Blair International Growth	William Blair William Grieg (W. George Greig in Bio)	9 Registered Mutual Funds with $6,535,000,000 in total assets under management.	7 Unregistered Pooled Investment Vehicle with $826,500,000 in assets under management.	35 Other Accounts with $2,737,400,000 in total assets under management.

B.  Portfolio Manager Compensation / Material Conflicts of Interest.  The table below identifies, for each Portfolio Manager, the structure of, and method(s) used to determine, portfolio manager compensation.  The table below also identifies, for each Portfolio Manager, any material conflicts of interest that may arise between a Portfolio Manager’s management of a Portfolio’s investments and investments in other accounts.

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest
Conservative Balanced

PIM

Compensation

PIM Prudential Fixed Income seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results.  Prudential Fixed Income’s investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant.  The long-term incentive grant is generally divided between stock options and restricted stock of Prudential Financial Inc., providing investment professionals with an ownership stake.  Investment professionals are all covered by the same general compensation structure although they manage multiple accounts.  All investment compensation is paid by the investment adviser and not from any assets of the investment company or other managed accounts.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual.

Investment professional’s incentive compensation payments, including their annual bonus and long term incentive grant, are paid from an annual incentive pool.  The size of the annual incentive pool is determined quantitatively based on three factors:

•                  investment performance (pre-tax) of portfolios on a 1-year and 3-year basis relative to appropriate market peer groups or benchmarks, such as the market-based benchmark specified in this prospectus,

•                  Prudential Fixed Income’s business results as measured by financial indicators such as asset growth, operating margin and earnings growth, and

•                  Market-based data indicating trends and levels of overall compensation in the asset management industry in a given year.  Prudential Fixed Income regularly benchmarks its compensation program against leading asset management firms in the industry to monitor competitiveness.

Each investment professional’s incentive compensation payment including the annual bonus and long-term incentive grant from the incentive pool is primarily determined by how significantly he/she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual’s qualitative contributions to the organization.

Potential Conflicts

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

PIM is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. and as such is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and registered broker/dealers.  PIM portfolio managers are often responsible for managing one or more Funds, in addition to other accounts, including accounts of affiliates, insurance company separate accounts, institutional accounts and other pooled investment vehicles, such as commingled trust funds and unregistered hedge funds.  These affiliations and portfolio manager responsibilities may cause potential and actual conflicts of interest.  PIM aims to  conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Fund.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades,  and  cross trading.  PIM has developed policies and procedures designed to address these potential conflicts of interest.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund.  Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.

PIM may be limited by law or regulation as to how much, if any, of a particular security it may purchase or sell on behalf of the Fund, and as to the timing of such purchase or sale.  PIM may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Fund.   This is particularly true for fixed income investments because PIM has a bank loan unit that generally invests in private loans that often require the issuer to provide material non-public information.  PIM is able to avoid certain other potential conflicts due to the possession of material, non-public information by maintaining an “Information Barrier” to prevent the transfer of this information between units of PIM as well as between affiliates and PIM.  Additionally, in an effort to avoid potential conflicts of interest, PIM Fixed Income has procedures in place to carefully consider whether or not to accept material non-public information with respect to certain issuers, where appropriate.

Regulation may also prevent the Fund from participating in transactions that could be viewed as a joint transaction of the adviser. PIM would not be able to purchase for the Fund securities newly offered by an issuer if the proceeds from such new offering are to be used by the issuer to pay off a private loan that an affiliate of PIM may have made to the issuer.

Certain affiliates of PIM develop and publish credit research that is independent from the research developed within PIM.  PIM may hold different opinions on the investment merits of a given security or industry such that PIM may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security.  Conversely, PIM may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security.  In addition, PIM’s affiliated brokers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time.

With respect to the management the Fund, PIM may cause securities transactions to be executed concurrently with authorizations to purchase or sell the same securities for other accounts managed by PIM, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund).

PIM may buy or sell, or may direct or recommend that another person buy or sell, securities of the same kind or class that are purchased or sold for the Fund, at a price which may or may not differ from the price of the securities purchased or sold for the Fund.  In addition, PIM may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by PIM may differ depending upon a number of factors including, but not limited to, the unit providing the advisory services,  the particular strategy, the size of a

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved.  Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client.  Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark.  Also, large clients generate more revenue for the adviser than do smaller accounts.  A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to PIM of favoring accounts that pay a higher fee or generate more income for PIM.  To address this conflict of interest, PIM has adopted an Allocation Policy as well as supervisory procedures that attempt to fairly allocate investment opportunities among competing client accounts.

Conflicts of interest may also arise regarding proxy voting.  A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

In addition, portfolio managers may advise proprietary accounts, affiliates’ accounts, and the general account of The Prudential Insurance Company of America (“Prudential’s General Account,” and together with PIM’s proprietary accounts and affiliates’ accounts, the “Affiliated Accounts”).  PIM portfolio manager(s) may have a financial interest in the accounts they advise, either directly or indirectly.  To address potential conflicts of interest, PIM has procedures, including supervisory review procedures, designed to ensure that, including to the extent that client accounts are managed differently from the Affiliated Accounts, each of the client accounts including the Fund, and each Affiliated Account, is managed in a manner that is consistent with its respective investment objectives, investment strategies and restrictions, as well as with PIM’s fiduciary obligations.

Potential conflicts of interest may exist in instances in which PIM or its affiliates determine that a specific transaction in a security is appropriate for a specific account, including the Affiliated Accounts, based upon numerous factors including, among other things, investment objectives, investment strategies or restrictions, while other accounts (including the Affiliated Accounts) may hold or take the opposite position in the security in accordance with those accounts’ investment objectives, investment strategies and restrictions (these conflicting positions and transactions are collectively referred to as “Differing Position”).  PIM periodically conducts reviews of these accounts and assesses the appropriateness of these Differing Positions.

Because of the substantial size of Prudential’s General Account, trading by  Prudential’s General Account in certain securities, particularly certain fixed income securities may result in market changes in response to the trade.  Although PIM expects that Prudential’s General Account will execute transactions that will move a market in a security infrequently, and generally in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients including the Fund.

PIM has adopted Prudential Financial’s Policy Statement on Business Ethics, a Personal Securities Trading Policy for investment personnel, Information Barrier Policy, Allocation Policy, Supervisory Procedures and a Conflicts of Interest Policy, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such procedures will detect each and every situation in which a conflict may arise.

QMA

Compensation

QMA Quantitative Management Associates (QMA) seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professional, which includes portfolio managers and research analysts, and to align he interests of its investment professionals with that of its clients and overall firm results. Investment professionals are all covered by the same general compensation structure even though they manage other accounts.  All investment compensation is paid by the investment adviser and not by any assets of the investment company or other managed accounts Investment professionals are compensated through a combination of base salary, a performance-based

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

annual cash incentive bonus and a long-term incentive grant.  The long-term incentive grant is generally divided between stock options and restricted stock of Prudential Financial, Inc., providing investment professionals with an ownership stake.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual.

Investment professional’s incentive compensation payments, including their annual bonus and long-term incentive grant, are paid from an annual incentive pool.  The size of the annual incentive pool is determined quantitatively based on two primary factors:  1) investment performance (pre-tax) of portfolios on a 1-year and 3-year basis relative to   appropriate market peer groups or benchmarks, such as the market-based benchmark specified in this prospectus, and 2) business results as measured by QMA’s pre-tax net income, based on planned and reasonably anticipated expenses. QMA regularly benchmarks its compensation program against leading asset management firms in the industry to monitor competitiveness.

Each investment professional’s incentive compensation payment including the annual bonus and long-term incentive grant from the incentive pool is primarily determined by how significantly he/she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual’s qualitative contributions to the organization.

Potential Conflicts

QMA is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. and as such is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and registered broker/dealers.  QMA portfolio managers are often responsible for managing one or more Funds in addition to other accounts, including accounts of affiliates, insurance company separate accounts, institutional accounts and other pooled investment vehicles.  These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest.  QMA aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Fund.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading.  QMA has developed policies and procedures designed to address these potential conflicts of interest.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transaction may be beneficial for the Fund.  Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security QMA may purchase or sell on behalf of the Fund, and as to the timing of such purchase or sale.  QMA may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Fund. QMA is able to avoid a variety of potential conflicts due to the possession of material, non-public information by maintaining an “Information Barrier” to prevent the transfer of information between affiliates.

Certain affiliates of QMA develop and publish credit research that is independent from the research developed within QMA.  QMA may hold different opinions on the investment merits of a given security or industry such that QMA may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security.  Conversely, QMA may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security.  In addition, QMA’s affiliated brokers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time.

With respect to the management of the Fund, QMA may cause securities transactions to be

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

executed concurrently with authorizations to purchase or sell the same securities for other accounts managed by QMA, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund).

QMA may buy or sell, or may direct or recommend that another person buy or sell, securities of the same kind or class that are purchased or sold for the Fund, at a price which may or may not differ from the price of the securities purchased or sold for the Fund.  In addition, QMA may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by QMA may differ depending upon a number of factors including, but not limited to, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved.  Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client.  Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark.  Also, large clients generate more revenue for QMA than do smaller accounts.  A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to QMA of favoring accounts that pay a higher fee or generate more income for QMA.  To address this conflict of interest, QMA has adopted an Allocation Policy as well as supervisory procedures that attempt to fairly allocate investment opportunities among competing client accounts.

Conflicts of interest may also arise regarding proxy voting.  A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

In addition, investment personnel may advise proprietary accounts, affiliates’ accounts, and the general account of The Prudential Insurance Company of America (“Prudential’s General Account,” and together with QMA’s proprietary accounts and affiliates’ accounts, the “Affiliated Accounts”).  QMA portfolio manager(s) may have a financial interest in the accounts they advise, either directly or indirectly.  To address potential conflicts of interest, QMA has procedures, including supervisory review procedures, designed to ensure that, including to the extent that client accounts are managed differently from the Affiliated Accounts, each of the client accounts including the Fund, and each Affiliated Account, is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with QMA’s fiduciary obligations.

QMA has adopted Prudential Financial’s Policy Statement on Business Ethics, a Personal Securities Trading Policy for investment personnel, Information Barrier Policy, Allocation Policy, Supervisory Procedures and a Conflicts of Interest Policy, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such procedures will detect each and every situation in which a conflict may arise.

Diversified Bond

PIM

Compensation

PIM Prudential Fixed Income seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results.  Prudential Fixed Income’s investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant.  The long-term incentive grant is generally divided between stock options and restricted stock of Prudential Financial Inc., providing investment professionals with an ownership stake.  Investment professionals are all covered by the same general compensation structure although they manage multiple accounts.  All

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

investment compensation is paid by the investment adviser and not from any assets of the investment company or other managed accounts.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual.

Investment professional’s incentive compensation payments, including their annual bonus and long term incentive grant, are paid from an annual incentive pool.  The size of the annual incentive pool is determined quantitatively based on three factors:

•                  investment performance (pre-tax) of portfolios on a 1-year and 3-year basis relative to appropriate market peer groups or benchmarks, such as the market-based benchmark specified in this prospectus,

•                  Prudential Fixed Income’s business results as measured by financial indicators such as asset growth, operating margin and earnings growth, and

•                  Market-based data indicating trends and levels of overall compensation in the asset management industry in a given year.  Prudential Fixed Income regularly benchmarks its compensation program against leading asset management firms in the industry to monitor competitiveness.

Each investment professional’s incentive compensation payment including the annual bonus and long-term incentive grant from the incentive pool is primarily determined by how significantly he/she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual’s qualitative contributions to the organization.

Potential Conflicts

PIM is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. and as such is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and registered broker/dealers.  PIM portfolio managers are often responsible for managing one or more Funds, in addition to other accounts, including accounts of affiliates, insurance company separate accounts, institutional accounts and other pooled investment vehicles, such as commingled trust funds and unregistered hedge funds.  These affiliations and portfolio manager responsibilities may cause potential and actual conflicts of interest.  PIM aims to  conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Fund.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades,  and  cross trading.  PIM has developed policies and procedures designed to address these potential conflicts of interest.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund.  Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.

PIM may be limited by law or regulation as to how much, if any, of a particular security it may purchase or sell on behalf of the Fund, and as to the timing of such purchase or sale.  PIM may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Fund.   This is particularly true for fixed income investments because PIM has a bank loan unit that generally invests in private loans that often require the issuer to provide material non-public information.  PIM is able to avoid certain other potential conflicts due to the possession of material, non-public information by maintaining an “Information Barrier” to prevent the transfer of this information between units of PIM as well as between affiliates and PIM.  Additionally, in an effort to avoid potential conflicts of interest, PIM Fixed Income has procedures in place to carefully consider whether or not to accept material non-public information with respect to certain issuers, where appropriate.

Regulation may also prevent the Fund from participating in transactions that could be viewed as a joint transaction of the adviser. PIM would not be able to purchase for the Fund securities newly offered by an issuer if the proceeds from such new offering are to be used by the issuer to pay off a private loan that an affiliate of PIM may have made to the issuer.

Certain affiliates of PIM develop and publish credit research that is independent from the

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

research developed within PIM.  PIM may hold different opinions on the investment merits of a given security or industry such that PIM may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security.  Conversely, PIM may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security.  In addition, PIM’s affiliated brokers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time.

With respect to the management the Fund, PIM may cause securities transactions to be executed concurrently with authorizations to purchase or sell the same securities for other accounts managed by PIM, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund).

PIM may buy or sell, or may direct or recommend that another person buy or sell, securities of the same kind or class that are purchased or sold for the Fund, at a price which may or may not differ from the price of the securities purchased or sold for the Fund.  In addition, PIM may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by PIM may differ depending upon a number of factors including, but not limited to, the unit providing the advisory services,  the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved.  Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client.  Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark.  Also, large clients generate more revenue for the adviser than do smaller accounts.  A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to PIM of favoring accounts that pay a higher fee or generate more income for PIM.  To address this conflict of interest, PIM has adopted an Allocation Policy as well as supervisory procedures that attempt to fairly allocate investment opportunities among competing client accounts.

Conflicts of interest may also arise regarding proxy voting.  A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

In addition, portfolio managers may advise proprietary accounts, affiliates’ accounts, and the general account of The Prudential Insurance Company of America (“Prudential’s General Account,” and together with PIM’s proprietary accounts and affiliates’ accounts, the “Affiliated Accounts”).  PIM portfolio manager(s) may have a financial interest in the accounts they advise, either directly or indirectly.  To address potential conflicts of interest, PIM has procedures, including supervisory review procedures, designed to ensure that, including to the extent that client accounts are managed differently from the Affiliated Accounts, each of the client accounts including the Fund, and each Affiliated Account, is managed in a manner that is consistent with its respective investment objectives, investment strategies and restrictions, as well as with PIM’s fiduciary obligations.

Potential conflicts of interest may exist in instances in which PIM or its affiliates determine that a specific transaction in a security is appropriate for a specific account, including the Affiliated Accounts, based upon numerous factors including, among other things, investment objectives, investment strategies or restrictions, while other accounts (including the Affiliated Accounts) may hold or take the opposite position in the security in accordance with those accounts’ investment objectives, investment strategies and restrictions (these conflicting positions and transactions are collectively referred to as “Differing Position”).  PIM periodically conducts reviews of these accounts and assesses the appropriateness of these Differing Positions.

Because of the substantial size of Prudential’s General Account, trading by  Prudential’s General

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

Account in certain securities, particularly certain fixed income securities may result in market changes in response to the trade.  Although PIM expects that Prudential’s General Account will execute transactions that will move a market in a security infrequently, and generally in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients including the Fund.

PIM has adopted Prudential Financial’s Policy Statement on Business Ethics, a Personal Securities Trading Policy for investment personnel, Information Barrier Policy, Allocation Policy, Supervisory Procedures and a Conflicts of Interest Policy, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such procedures will detect each and every situation in which a conflict  may arise.

Diversified Conservative Growth

Jennison Associates LLC:

Portfolio Manager Compensation

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results.  Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals.  Investment professionals are compensated with a combination of base salary and discretionary cash bonus.  In general, the cash bonus comprises the majority of the compensation for investment professionals.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors.  Not all factors will be applicable to each investment professional and there is no particular weighting or formula for considering the factors.  The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a research analyst or portfolio manager with research analyst responsibilities.  In addition, some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly.  The factors that may be reviewed include the following:

•                  One and three year pre-tax investment performance of groupings of accounts (a “Composite”) relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.

•                  The investment professional’s contribution to client portfolios’ pre-tax one and three year performance from the investment professional’s recommended stocks relative to the strategy’s passive benchmarks and to the investment professional’s respective coverage universes;

•                  Historical and long-term business potential of the product strategies;

•                  Qualitative factors such as teamwork and responsiveness; and

•                  Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.

Potential Conflicts of Interest

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise.  Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees.  As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison’s portfolio managers typically manage multiple accounts.  These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs.  Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio.  Consequently, portfolio managers may recommend

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

the purchase (or sale) of certain securities for one portfolio and not another portfolio.  Securities purchased in one portfolio may perform better than the securities purchased for another portfolio.  Similarly, securities sold from one portfolio may result in better performance if the value of that security declines.  Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly.  Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest.  While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably.  These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts.  Currently, while no equity accounts under Jennison’s management have performance fees, some accounts have higher fees than others.  These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another.  While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison’s portfolio managers as well as periodically assesses whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.  Jennison also believes that its compensation structure tends to mitigate this conflict.

Earnest

Compensation

All EARNEST Partners personnel are paid a salary and a discretionary bonus.  A portion of the bonus may consist of profit sharing and/or deferred compensation.  The Company also matches a portion of employees’ 401(k) contributions, if any.  The bonus is a function of client satisfaction with respect to investment results and service.

Equity ownership is another component of compensation for the portfolio manager.   The Firm is employee-owned.

Potential Conflicts

No material conflicts of interest exist.  All accounts are managed to model portfolios that are approved by the investment committee, and trades are allocated pro-rata to all accounts so that no one account is advantaged over another pursuant to trade allocation policies and procedures.

PIMCO

Portfolio Manager Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement.  The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm.  The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus.  Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits.  Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan.  PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation.  PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus.  Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually.  Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success.  These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

manager and his or her manager.  Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•                  3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against benchmarks and relative to applicable industry peer groups;

•                  Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•                  Amount and nature of assets managed by the portfolio manager;

•                  Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•                  Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•                  Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•                  Contributions to asset retention, gathering and client satisfaction;

•                  Contributions to mentoring, coaching and/or supervising; and

•                  Personal growth and skills added.

Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses.  Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.  Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”), and PIMCO over a three-year period.  The aggregate amount available for distribution to participants is based upon AGI’s profit growth and PIMCO’s profit growth.  Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan.  Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits.  Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors.  Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation.  In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vests on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO.  Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO.  The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO.  The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase.  The Class B Units are purchased pursuant to full recourse notes issued to the holder.  The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Securities Ownership

As of December 31, 2004 no portfolio manager was the beneficial owner of shares of a Fund that he managed.

Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other.  The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds.  The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades.  A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund.  Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades.  It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities.  A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines.  Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Fund and another account.  PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook.  PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees.  A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance.  Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund.  PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Funds on a fair and equitable basis over time.

RS Investment Management, L.P.

Compensation

RS Investment Management, L.P. is an employee-owned investment firm. The firm has two separate investment advisory operating divisions, each with separate compensation and profit sharing structures. Each of the firm’s portfolio managers is part of either the Growth Group or the Value Group.  William J. Wolfenden III is a member of the Growth Group (the “Group”).

In establishing salaries and bonuses, RS Investment Management, L.P. considers information regarding industry compensation levels, which is prepared by a leading consulting firm. RS Investment

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

Management, L.P. sets salary and bonus levels by reference to other investment firms investing in similar categories.

In consultation with G. Randall Hecht and Terry R. Otton, Co-Chief Executive Officers of RS Investment Management, L.P., the leaders of the Group (James L. Callinan, John L. Wallace, and William J. Wolfenden III), determined all salaries and bonuses for the Group for the fiscal year ended December 31, 2004. Salaries were based on industry standards, as described above.

Bonuses within the Group were based on a number of factors, including (1) pre-tax investment performance for each account managed by a portfolio manager against a relevant peer group over one— and three-year periods, with an emphasis on the most recent one-year period, and (2) experience.

Assets under management did not directly affect any individual’s salary or bonus, although the amount of the Group’s assets under management affected the fee revenue attributable to the Group, which in turn affected the maximum amount of money available for the Group’s aggregate salaries and bonuses.

In addition, the Group’s portfolio managers participated in the profits of the Group based on their profit sharing percentages. The Group’s leaders, in consultation with Mr. Hecht and Mr. Otton, set these percentages at the beginning of each year based on a number of factors, including tenure, assets under management, long-term investment performance (compared to appropriate benchmarks), and overall contribution to the Group’s investment process.

Some of the Group’s portfolio managers also have an equity interest in RS Investment Management, L.P. and so participate in overall firm profits in addition to Group profits.

Conflicts of Interest

Whenever a portfolio manager manages multiple accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of each account and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities among the accounts.  In addition, in certain instances, a portfolio manager may take conflicting positions in a particular security.  For example, a portfolio manager may sell short a security for one account that another account holds long, or may take a long position in a security for one account that the portfolio manager has sold short for another account.  RS Investment Management, L.P. seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of multiple accounts, and has adopted policies and procedures, including a Code of Ethics, designed to address such conflicts.

RS Investment Management, L.P. and each of the portfolio managers attempt to resolve any conflicts in a manner that is generally fair over time to all of its clients.  RS Investment Management, L.P. may give advice and take action with respect to any of its clients that may differ from advice given or the timing or nature of action taken with respect to any particular account so long as it is RS Investment’s policy, to the extent practicable, to allocate investment opportunities over time on a fair and equitable basis relative to other accounts.  It is RS Investment Management, L.P.’ policy that when the amount of securities of a particular issuer available to RS Investment Management, L.P.’ client accounts in an initial public offering is insufficient to meet the requirements of each account for which a portfolio manager has determined that the purchase of such securities is appropriate, RS Investment generally will allocate those securities among those accounts based on the size of each account as of the close of business on the preceding day.  It is also RS Investment Management, L.P.’ policy that it may aggregate sale and purchase orders of securities for accounts with similar orders being made simultaneously for other clients if, in RS Investment’s reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs.  In many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts.  Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold.  In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction.  As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts.

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

PIM

Compensation

PIM Prudential Fixed Income seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results.  Prudential Fixed Income’s investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant.  The long-term incentive grant is generally divided between stock options and restricted stock of Prudential Financial Inc., providing investment professionals with an ownership stake.  Investment professionals are all covered by the same general compensation structure although they manage multiple accounts.  All investment compensation is paid by the investment adviser and not from any assets of the investment company or other managed accounts.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual.

Investment professional’s incentive compensation payments, including their annual bonus and long term incentive grant, are paid from an annual incentive pool.  The size of the annual incentive pool is determined quantitatively based on three factors:

•                  investment performance (pre-tax) of portfolios on a 1-year and 3-year basis relative to appropriate market peer groups or benchmarks, such as the market-based benchmark specified in this prospectus,

•                  Prudential Fixed Income’s business results as measured by financial indicators such as asset growth, operating margin and earnings growth, and

•                  Market-based data indicating trends and levels of overall compensation in the asset management industry in a given year.  Prudential Fixed Income regularly benchmarks its compensation program against leading asset management firms in the industry to monitor competitiveness.

Each investment professional’s incentive compensation payment including the annual bonus and long-term incentive grant from the incentive pool is primarily determined by how significantly he/she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual’s qualitative contributions to the organization.

Potential Conflicts

PIM is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. and as such is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and registered broker/dealers.  PIM portfolio managers are often responsible for managing one or more Funds, in addition to other accounts, including accounts of affiliates, insurance company separate accounts, institutional accounts and other pooled investment vehicles, such as commingled trust funds and unregistered hedge funds.  These affiliations and portfolio manager responsibilities may cause potential and actual conflicts of interest.  PIM aims to  conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Fund.

                                                Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades,  and  cross trading.  PIM has developed policies and procedures designed to address these potential conflicts of interest.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund.  Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.

PIM may be limited by law or regulation as to how much, if any, of a particular security it may purchase or sell on behalf of the Fund, and as to the timing of such purchase or sale.  PIM may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Fund.   This is particularly true for fixed income investments because PIM has a bank loan unit that generally invests in private loans that often require the issuer to provide material non-public information.  PIM is able to avoid certain other

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

potential conflicts due to the possession of material, non-public information by maintaining an “Information Barrier” to prevent the transfer of this information between units of PIM as well as between affiliates and PIM.  Additionally, in an effort to avoid potential conflicts of interest, PIM Fixed Income has procedures in place to carefully consider whether or not to accept material non-public information with respect to certain issuers, where appropriate.

Regulation may also prevent the Fund from participating in transactions that could be viewed as a joint transaction of the adviser. PIM would not be able to purchase for the Fund securities newly offered by an issuer if the proceeds from such new offering are to be used by the issuer to pay off a private loan that an affiliate of PIM may have made to the issuer.

Certain affiliates of PIM develop and publish credit research that is independent from the research developed within PIM.  PIM may hold different opinions on the investment merits of a given security or industry such that PIM may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security.  Conversely, PIM may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security.  In addition, PIM’s affiliated brokers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time.

With respect to the management the Fund, PIM may cause securities transactions to be executed concurrently with authorizations to purchase or sell the same securities for other accounts managed by PIM, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund).

PIM may buy or sell, or may direct or recommend that another person buy or sell, securities of the same kind or class that are purchased or sold for the Fund, at a price which may or may not differ from the price of the securities purchased or sold for the Fund.  In addition, PIM may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by PIM may differ depending upon a number of factors including, but not limited to, the unit providing the advisory services,  the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved.  Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client.  Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark.  Also, large clients generate more revenue for the adviser than do smaller accounts.  A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to PIM of favoring accounts that pay a higher fee or generate more income for PIM.  To address this conflict of interest, PIM has adopted an Allocation Policy as well as supervisory procedures that attempt to fairly allocate investment opportunities among competing client accounts.

Conflicts of interest may also arise regarding proxy voting.  A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

In addition, portfolio managers may advise proprietary accounts, affiliates’ accounts, and the general account of The Prudential Insurance Company of America (“Prudential’s General Account,” and together with PIM’s proprietary accounts and affiliates’ accounts, the “Affiliated Accounts”).  PIM portfolio manager(s) may have a financial interest in the accounts they advise, either directly or indirectly.  To address potential conflicts of interest, PIM has procedures, including supervisory review procedures, designed to ensure that, including to the extent that client accounts are managed differently from the Affiliated Accounts, each of the client accounts including the Fund, and each Affiliated Account, is managed in a manner that is consistent with its respective investment objectives, investment strategies

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

and restrictions, as well as with PIM’s fiduciary obligations.

Potential conflicts of interest may exist in instances in which PIM or its affiliates determine that a specific transaction in a security is appropriate for a specific account, including the Affiliated Accounts, based upon numerous factors including, among other things, investment objectives, investment strategies or restrictions, while other accounts (including the Affiliated Accounts) may hold or take the opposite position in the security in accordance with those accounts’ investment objectives, investment strategies and restrictions (these conflicting positions and transactions are collectively referred to as “Differing Position”).  PIM periodically conducts reviews of these accounts and assesses the appropriateness of these Differing Positions.

Because of the substantial size of Prudential’s General Account, trading by  Prudential’s General Account in certain securities, particularly certain fixed income securities may result in market changes in response to the trade.  Although PIM expects that Prudential’s General Account will execute transactions that will move a market in a security infrequently, and generally in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients including the Fund.

PIM has adopted Prudential Financial’s Policy Statement on Business Ethics, a Personal Securities Trading Policy for investment personnel, Information Barrier Policy, Allocation Policy, Supervisory Procedures and a Conflicts of Interest Policy, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such procedures will detect each and every situation in which a conflict  may arise.

Equity

Jennison

Portfolio Manager Compensation

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results.  Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals.  Investment professionals are compensated with a combination of base salary and discretionary cash bonus.  In general, the cash bonus comprises the majority of the compensation for investment professionals.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors.  Not all factors will be applicable to each investment professional and there is no particular weighting or formula for considering the factors.  The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a research analyst or portfolio manager with research analyst responsibilities.  In addition, some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly.  The factors that may be reviewed include the following:

•      One and three year pre-tax investment performance of groupings of accounts (a “Composite”) relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.

•      The investment professional’s contribution to client portfolios’ pre-tax one and three year performance from the investment professional’s recommended stocks relative to the strategy’s passive benchmarks and to the investment professional’s respective coverage universes;

•      Historical and long-term business potential of the product strategies;

•      Qualitative factors such as teamwork and responsiveness; and

•      Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.

Potential Conflicts of Interest

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

arise.  Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees.  As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison’s portfolio managers typically manage multiple accounts.  These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs.  Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio.  Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio.  Securities purchased in one portfolio may perform better than the securities purchased for another portfolio.  Similarly, securities sold from one portfolio may result in better performance if the value of that security declines.  Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly.  Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest.  While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably.  These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts.  Currently, while no equity accounts under Jennison’s management have performance fees, some accounts have higher fees than others.  These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another.  While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison’s portfolio managers as well as periodically assesses whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.  Jennison also believes that its compensation structure tends to mitigate this conflict.

GEAM

Compensation

At GE Asset Management (GEAM), a xportfolio manager’s compensation package includes both fixed (“Base Compensation”) and variable (“Incentive Compensation”) components.  In determining the Base Compensation, “GEAM” seeks to be competitive with its industry peers. GEAM bases each portfolio manager’s Base Compensation on his/her professional experience and responsibilities relative to similarly situated GEAM portfolio managers.

Each portfolio manager is eligible to receive Incentive Compensation annually in the form of variable cash bonuses that are based on quantitative and qualitative factors.  Generally, 60% of Incentive Compensation is quantitatively determined, based on the investment performance of the individual portfolio manager and, where applicable, the investment performance of the portfolio manager’s investment team as a whole, over both a one- and three-year time-frame relative to relevant benchmarks.  The remaining 40% of Incentive Compensation is based on several qualitative factors, including but not limited to:

•      Teamwork/Leadership – effectively collaborating, cooperating and managing within the investment team and/or the department;

•      Marketing Support – devoting appropriate time and effort to support the education of clients and consultants on performance and investment methodology; and

•      Effective Communication – driving efficient, open and effective sharing of information, data and ideas across the investment team and with the broader organization and clients.

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

In addition to the Base Compensation and Incentive Compensation, GEAM’s parent company, GE Company (“GE”) periodically grants restricted stock units and options to purchase shares of GE common stock.  GE determines the overall timing,  frequency and size of such grants, which it distributes to its subsidiary businesses and provides guidelines for the subsequent grant to individual employees. The pool of GEAM employees eligible for such grants could include portfolio managers; however, no special grants are guaranteed, allocated or anticipated specifically for portfolio managers.  The strike price of stock options is the selling price of GE common stock as of the grant date.  The strike price, dividend guidelines and vesting schedule are published to recipients by GE at the time of the grant.

All employees, including portfolio managers, are eligible to participate in GE’s defined benefit plan and its defined contribution plan, which offers participating employees the tax benefits of deferring the receipt of a portion of their cash compensation. Aside from such plans, deferred compensation is not a regular component of a portfolio manager’s compensation.  In the past, GE has periodically offered the opportunity for certain executives (which may include certain portfolio managers) to defer portions of their Base Compensation and Incentive Compensation.  These deferral programs are offered and administered at the discretion of GE and provide for the deferral of salary at a specific rate of return, payable upon retirement according to a predetermined payment schedule.

Potential Conflicts of Interest

Portfolio managers at GE Asset Management Incorporated (“GEAM”) may manage multiple registered investment companies, unregistered investment pools and/or investment accounts, which could raise potential conflicts of interest in the areas described below. GEAM has policies and procedures in place that are reasonably designed to mitigate these conflicts of interest, which are also described below.

Compensation.  The compensation paid to GEAM for managing the Prudential Series Fund, Equity Portfolio (the “Fund”) is based only on a percentage of assets under management. Although there are a small number of client accounts that pay GEAM a performance-based fee, the portfolio managers’ compensation does not take into consideration the basis for GEAM’s compensation. This structure coupled with the small number of client accounts that pay a performance-based fee to GEAM serve to mitigate conflicts of interest that may arise when a portfolio manager’s compensation is more directly or more significantly based on revenues from performance-based fees on certain clients’ accounts.

Research.  Execution and research services provided by brokers may not always be utilized in connection with the Fund or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services.  GEAM allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to all of its clients.

IPO Allocation.  If a portfolio manager identifies an initial public offering that may be suitable for more than one Fund or other client account, the Fund may not be able to take full advantage of that opportunity.  To mitigate this conflict of interest, GEAM allocates shares of initial public offerings to the Fund and other client accounts in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to all of its clients.

Trade Allocation.  If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Fund or other client account, the Fund may not be able to take full advantage of that opportunity.  To mitigate this conflict of interest, GEAM aggregates orders of the Fund with orders from its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with GEAM’s fiduciary obligations.

Salomon

Compensation

Salomon Citigroup Asset Management (“CAM”) investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation.  Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

compensation plan (the “Plan”) for its investment professionals, including the fund’s portfolio manager(s).  Each investment professional works as a part of an investment team.  The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients.  Under the Plan a “base incentive pool” is established for each team each year as a percentage of CAM’s revenue attributable to the team (largely management and related fees generated by funds and other accounts).  A  team’s revenues are typically expected to increase or decrease depending in part on the effect that the team’s investment performance has on the level of assets in the investment products managed by the team.  The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect the team’s investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a “peer group” of non-CAM investment managers.  Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor.  The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another).  The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional’s annual incentive compensation is subject to deferral.  Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM’s investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team).  An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock.  Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

Material Conflicts of Interest

Material conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for [certain of] the portfolio managers listed in the table above.  These potential conflicts include:

Allocation of Limited Time and Attention.  A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts.  As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund.  The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.  If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.  At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security.  In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.  Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise.  In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available.  These services may be more beneficial to certain funds or accounts than to others.  Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation.  A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages.  If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others.  The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests.  Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.  The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others.  In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Flexible Managed

PIM

Compensation

PIM Prudential Fixed Income seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results.  Prudential Fixed Income’s investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant.  The long-term incentive grant is generally divided between stock options and restricted stock of Prudential Financial Inc., providing investment professionals with an ownership stake.  Investment professionals are all covered by the same general compensation structure although they manage multiple accounts.  All investment compensation is paid by the investment adviser and not from any assets of the investment company or other managed accounts.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual.

Investment professional’s incentive compensation payments, including their annual bonus and long term incentive grant, are paid from an annual incentive pool.  The size of the annual incentive pool is determined quantitatively based on three factors:

•      investment performance (pre-tax) of portfolios on a 1-year and 3-year basis relative to appropriate market peer groups or benchmarks, such as the market-based benchmark specified in this prospectus,

•      Prudential Fixed Income’s business results as measured by financial indicators such as asset growth, operating margin and earnings growth, and

•      Market-based data indicating trends and levels of overall compensation in the asset management industry in a given year.  Prudential Fixed Income regularly benchmarks its compensation program against leading asset management firms in the industry to monitor competitiveness.

Each investment professional’s incentive compensation payment including the annual bonus and long-term incentive grant from the incentive pool is primarily determined by how significantly he/she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual’s qualitative contributions to the organization.

Potential Conflicts

PIM is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. and as such is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and registered broker/dealers.  PIM portfolio managers are often responsible for managing one or more Funds, in addition to other accounts, including accounts of affiliates, insurance company separate accounts, institutional accounts and other pooled investment vehicles, such as commingled trust funds and

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

unregistered hedge funds.  These affiliations and portfolio manager responsibilities may cause potential and actual conflicts of interest.  PIM aims to  conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Fund.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades,  and  cross trading.  PIM has developed policies and procedures designed to address these potential conflicts of interest.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund.  Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.

PIM may be limited by law or regulation as to how much, if any, of a particular security it may purchase or sell on behalf of the Fund, and as to the timing of such purchase or sale.  PIM may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Fund.   This is particularly true for fixed income investments because PIM has a bank loan unit that generally invests in private loans that often require the issuer to provide material non-public information.  PIM is able to avoid certain other potential conflicts due to the possession of material, non-public information by maintaining an “Information Barrier” to prevent the transfer of this information between units of PIM as well as between affiliates and PIM.  Additionally, in an effort to avoid potential conflicts of interest, PIM Fixed Income has procedures in place to carefully consider whether or not to accept material non-public information with respect to certain issuers, where appropriate.

Regulation may also prevent the Fund from participating in transactions that could be viewed as a joint transaction of the adviser. PIM would not be able to purchase for the Fund securities newly offered by an issuer if the proceeds from such new offering are to be used by the issuer to pay off a private loan that an affiliate of PIM may have made to the issuer.

Certain affiliates of PIM develop and publish credit research that is independent from the research developed within PIM.  PIM may hold different opinions on the investment merits of a given security or industry such that PIM may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security.  Conversely, PIM may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security.  In addition, PIM’s affiliated brokers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time.

With respect to the management the Fund, PIM may cause securities transactions to be executed concurrently with authorizations to purchase or sell the same securities for other accounts managed by PIM, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund).

PIM may buy or sell, or may direct or recommend that another person buy or sell, securities of the same kind or class that are purchased or sold for the Fund, at a price which may or may not differ from the price of the securities purchased or sold for the Fund.  In addition, PIM may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by PIM may differ depending upon a number of factors including, but not limited to, the unit providing the advisory services,  the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved.  Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client.  Fees paid by certain clients may also be higher due to performance based

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

fees which increase based on the performance of a portfolio above an established benchmark.  Also, large clients generate more revenue for the adviser than do smaller accounts.  A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to PIM of favoring accounts that pay a higher fee or generate more income for PIM.  To address this conflict of interest, PIM has adopted an Allocation Policy as well as supervisory procedures that attempt to fairly allocate investment opportunities among competing client accounts.

Conflicts of interest may also arise regarding proxy voting.  A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

In addition, portfolio managers may advise proprietary accounts, affiliates’ accounts, and the general account of The Prudential Insurance Company of America (“Prudential’s General Account,” and together with PIM’s proprietary accounts and affiliates’ accounts, the “Affiliated Accounts”).  PIM portfolio manager(s) may have a financial interest in the accounts they advise, either directly or indirectly.  To address potential conflicts of interest, PIM has procedures, including supervisory review procedures, designed to ensure that, including to the extent that client accounts are managed differently from the Affiliated Accounts, each of the client accounts including the Fund, and each Affiliated Account, is managed in a manner that is consistent with its respective investment objectives, investment strategies and restrictions, as well as with PIM’s fiduciary obligations.

Potential conflicts of interest may exist in instances in which PIM or its affiliates determine that a specific transaction in a security is appropriate for a specific account, including the Affiliated Accounts, based upon numerous factors including, among other things, investment objectives, investment strategies or restrictions, while other accounts (including the Affiliated Accounts) may hold or take the opposite position in the security in accordance with those accounts’ investment objectives, investment strategies and restrictions (these conflicting positions and transactions are collectively referred to as “Differing Position”).  PIM periodically conducts reviews of these accounts and assesses the appropriateness of these Differing Positions.

Because of the substantial size of Prudential’s General Account, trading by  Prudential’s General Account in certain securities, particularly certain fixed income securities may result in market changes in response to the trade.  Although PIM expects that Prudential’s General Account will execute transactions that will move a market in a security infrequently, and generally in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients including the Fund.

PIM has adopted Prudential Financial’s Policy Statement on Business Ethics, a Personal Securities Trading Policy for investment personnel, Information Barrier Policy, Allocation Policy, Supervisory Procedures and a Conflicts of Interest Policy, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such procedures will detect each and every situation in which a conflict  may arise.

QMA

Compensation

QMA Quantitative Management Associates (QMA) seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professional, which includes portfolio managers and research analysts, and to align he interests of its investment professionals with that of its clients and overall firm results. Investment professionals are all covered by the same general compensation structure even though they manage other accounts.  All investment compensation is paid by the investment adviser and not by any assets of the investment company or  other managed accounts Investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant.  The long-term incentive grant is generally divided between stock options and restricted stock of Prudential Financial, Inc., providing investment professionals with an ownership stake.

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual.

Investment professional’s incentive compensation payments, including their annual bonus and long-term incentive grant, are paid from an annual incentive pool.  The size of the annual incentive pool is determined quantitatively based on two primary factors:  1) investment performance (pre-tax) of portfolios on a 1-year and 3-year basis relative to   appropriate market peer groups or benchmarks, such as the market-based benchmark specified in this prospectus, and 2) business results as measured by QMA’s pre-tax net income, based on planned and reasonably anticipated expenses. QMA regularly benchmarks its compensation program against leading asset management firms in the industry to monitor competitiveness.

Each investment professional’s incentive compensation payment including the annual bonus and long-term incentive grant from the incentive pool is primarily determined by how significantly he/she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual’s qualitative contributions to the organization.

Potential Conflicts

QMA is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. and as such is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and registered broker/dealers.  QMA portfolio managers are often responsible for managing one or more Funds in addition to other accounts, including accounts of affiliates, insurance company separate accounts, institutional accounts and other pooled investment vehicles.  These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest.  QMA aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Fund.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading.  QMA has developed policies and procedures designed to address these potential conflicts of interest.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transaction may be beneficial for the Fund.  Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security QMA may purchase or sell on behalf of the Fund, and as to the timing of such purchase or sale.  QMA may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Fund. QMA is able to avoid a variety of potential conflicts due to the possession of material, non-public information by maintaining an “Information Barrier” to prevent the transfer of information between affiliates.

Certain affiliates of QMA develop and publish credit research that is independent from the research developed within QMA.  QMA may hold different opinions on the investment merits of a given security or industry such that QMA may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security.  Conversely, QMA may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security.  In addition, QMA’s affiliated brokers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time.

With respect to the management of the Fund, QMA may cause securities transactions to be executed concurrently with authorizations to purchase or sell the same securities for other accounts managed by QMA, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund).

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

QMA may buy or sell, or may direct or recommend that another person buy or sell, securities of the same kind or class that are purchased or sold for the Fund, at a price which may or may not differ from the price of the securities purchased or sold for the Fund.  In addition, QMA may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by QMA may differ depending upon a number of factors including, but not limited to, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved.  Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client.  Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark.  Also, large clients generate more revenue for QMA than do smaller accounts.  A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to QMA of favoring accounts that pay a higher fee or generate more income for QMA.  To address this conflict of interest, QMA has adopted an Allocation Policy as well as supervisory procedures that attempt to fairly allocate investment opportunities among competing client accounts.

Conflicts of interest may also arise regarding proxy voting.  A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

In addition, investment personnel may advise proprietary accounts, affiliates’ accounts, and the general account of The Prudential Insurance Company of America (“Prudential’s General Account,” and together with QMA’s proprietary accounts and affiliates’ accounts, the “Affiliated Accounts”).  QMA portfolio manager(s) may have a financial interest in the accounts they advise, either directly or indirectly.  To address potential conflicts of interest, QMA has procedures, including supervisory review procedures, designed to ensure that, including to the extent that client accounts are managed differently from the Affiliated Accounts, each of the client accounts including the Fund, and each Affiliated Account, is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with QMA’s fiduciary obligations.

QMA has adopted Prudential Financial’s Policy Statement on Business Ethics, a Personal Securities Trading Policy for investment personnel, Information Barrier Policy, Allocation Policy, Supervisory Procedures and a Conflicts of Interest Policy, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such procedures will detect each and every situation in which a conflict may arise.

Global

Jennison

Portfolio Manager Compensation

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results.  Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals.  Investment professionals are compensated with a combination of base salary and discretionary cash bonus.  In general, the cash bonus comprises the majority of the compensation for investment professionals.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors.  Not all factors will be applicable to each investment professional and there is no particular weighting or formula for considering the factors.  The factors considered for an investment professional whose primary role is portfolio management will differ from an

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

investment professional who is a research analyst or portfolio manager with research analyst responsibilities.  In addition, some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly.  The factors that may be reviewed include the following:

•      One and three year pre-tax investment performance of groupings of accounts (a “Composite”) relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.

•      The investment professional’s contribution to client portfolios’ pre-tax one and three year performance from the investment professional’s recommended stocks relative to the strategy’s passive benchmarks and to the investment professional’s respective coverage universes;

•      Historical and long-term business potential of the product strategies;

•      Qualitative factors such as teamwork and responsiveness; and

•      Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.

Potential Conflicts of Interest

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise.  Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees.  As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison’s portfolio managers typically manage multiple accounts.  These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs.  Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio.  Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio.  Securities purchased in one portfolio may perform better than the securities purchased for another portfolio.  Similarly, securities sold from one portfolio may result in better performance if the value of that security declines.  Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly.  Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest.  While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably.  These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts.  Currently, while no equity accounts under Jennison’s management have performance fees, some accounts have higher fees than others.  These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another.  While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison’s portfolio managers as well as periodically assesses whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.  Jennison also believes that its compensation structure tends to mitigate this conflict.

Government Income

PIM

Compensation

PIM Prudential Fixed Income seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

results.  Prudential Fixed Income’s investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant.  The long-term incentive grant is generally divided between stock options and restricted stock of Prudential Financial Inc., providing investment professionals with an ownership stake.  Investment professionals are all covered by the same general compensation structure although they manage multiple accounts.  All investment compensation is paid by the investment adviser and not from any assets of the investment company or other managed accounts.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual.

Investment professional’s incentive compensation payments, including their annual bonus and long term incentive grant, are paid from an annual incentive pool.  The size of the annual incentive pool is determined quantitatively based on three factors:

•      investment performance (pre-tax) of portfolios on a 1-year and 3-year basis relative to appropriate market peer groups or benchmarks, such as the market-based benchmark specified in this prospectus,

•      Prudential Fixed Income’s business results as measured by financial indicators such as asset growth, operating margin and earnings growth, and

•      Market-based data indicating trends and levels of overall compensation in the asset management industry in a given year.  Prudential Fixed Income regularly benchmarks its compensation program against leading asset management firms in the industry to monitor competitiveness.

Each investment professional’s incentive compensation payment including the annual bonus and long-term incentive grant from the incentive pool is primarily determined by how significantly he/she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual’s qualitative contributions to the organization.

Potential Conflicts

PIM is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. and as such is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and registered broker/dealers.  PIM portfolio managers are often responsible for managing one or more Funds, in addition to other accounts, including accounts of affiliates, insurance company separate accounts, institutional accounts and other pooled investment vehicles, such as commingled trust funds and unregistered hedge funds.  These affiliations and portfolio manager responsibilities may cause potential and actual conflicts of interest.  PIM aims to  conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Fund.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades,  and  cross trading.  PIM has developed policies and procedures designed to address these potential conflicts of interest.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund.  Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.

PIM may be limited by law or regulation as to how much, if any, of a particular security it may purchase or sell on behalf of the Fund, and as to the timing of such purchase or sale.  PIM may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Fund.   This is particularly true for fixed income investments because PIM has a bank loan unit that generally invests in private loans that often require the issuer to provide material non-public information.  PIM is able to avoid certain other potential conflicts due to the possession of material, non-public information by maintaining an “Information Barrier” to prevent the transfer of this information between units of PIM as well as between affiliates and PIM.  Additionally, in an effort to avoid potential conflicts of interest, PIM Fixed Income has procedures in place to carefully consider whether or not to accept material non-public information with respect to certain issuers, where appropriate.

Regulation may also prevent the Fund from participating in transactions that could be viewed as

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

a joint transaction of the adviser. PIM would not be able to purchase for the Fund securities newly offered by an issuer if the proceeds from such new offering are to be used by the issuer to pay off a private loan that an affiliate of PIM may have made to the issuer.

Certain affiliates of PIM develop and publish credit research that is independent from the research developed within PIM.  PIM may hold different opinions on the investment merits of a given security or industry such that PIM may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security.  Conversely, PIM may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security.  In addition, PIM’s affiliated brokers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time.

With respect to the management the Fund, PIM may cause securities transactions to be executed concurrently with authorizations to purchase or sell the same securities for other accounts managed by PIM, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund).

PIM may buy or sell, or may direct or recommend that another person buy or sell, securities of the same kind or class that are purchased or sold for the Fund, at a price which may or may not differ from the price of the securities purchased or sold for the Fund.  In addition, PIM may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by PIM may differ depending upon a number of factors including, but not limited to, the unit providing the advisory services,  the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved.  Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client.  Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark.  Also, large clients generate more revenue for the adviser than do smaller accounts.  A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to PIM of favoring accounts that pay a higher fee or generate more income for PIM.  To address this conflict of interest, PIM has adopted an Allocation Policy as well as supervisory procedures that attempt to fairly allocate investment opportunities among competing client accounts.

Conflicts of interest may also arise regarding proxy voting.  A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

In addition, portfolio managers may advise proprietary accounts, affiliates’ accounts, and the general account of The Prudential Insurance Company of America (“Prudential’s General Account,” and together with PIM’s proprietary accounts and affiliates’ accounts, the “Affiliated Accounts”).  PIM portfolio manager(s) may have a financial interest in the accounts they advise, either directly or indirectly.  To address potential conflicts of interest, PIM has procedures, including supervisory review procedures, designed to ensure that, including to the extent that client accounts are managed differently from the Affiliated Accounts, each of the client accounts including the Fund, and each Affiliated Account, is managed in a manner that is consistent with its respective investment objectives, investment strategies and restrictions, as well as with PIM’s fiduciary obligations.

Potential conflicts of interest may exist in instances in which PIM or its affiliates determine that a specific transaction in a security is appropriate for a specific account, including the Affiliated Accounts, based upon numerous factors including, among other things, investment objectives, investment strategies or restrictions, while other accounts (including the Affiliated Accounts) may hold or take the opposite position in the security in accordance with those accounts’ investment objectives, investment strategies

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

and restrictions (these conflicting positions and transactions are collectively referred to as “Differing Position”).  PIM periodically conducts reviews of these accounts and assesses the appropriateness of these Differing Positions.

Because of the substantial size of Prudential’s General Account, trading by  Prudential’s General Account in certain securities, particularly certain fixed income securities may result in market changes in response to the trade.  Although PIM expects that Prudential’s General Account will execute transactions that will move a market in a security infrequently, and generally in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients including the Fund.

PIM has adopted Prudential Financial’s Policy Statement on Business Ethics, a Personal Securities Trading Policy for investment personnel, Information Barrier Policy, Allocation Policy, Supervisory Procedures and a Conflicts of Interest Policy, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such procedures will detect each and every situation in which a conflict  may arise.

High Yield Bond

PIM

Compensation

Prudential Fixed Income seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results.  Prudential Fixed Income’s investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant.  The long-term incentive grant is generally divided between stock options and restricted stock of Prudential Financial Inc., providing investment professionals with an ownership stake.  Investment professionals are all covered by the same general compensation structure although they manage multiple accounts.  All investment compensation is paid by the investment adviser and not from any assets of the investment company or other managed accounts.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual.

Investment professional’s incentive compensation payments, including their annual bonus and long term incentive grant, are paid from an annual incentive pool.  The size of the annual incentive pool is determined quantitatively based on three factors:

•      investment performance (pre-tax) of portfolios on a 1-year and 3-year basis relative to appropriate market peer groups or benchmarks, such as the market-based benchmark specified in this prospectus,

•      Prudential Fixed Income’s business results as measured by financial indicators such as asset growth, operating margin and earnings growth, and

•      Market-based data indicating trends and levels of overall compensation in the asset management industry in a given year.  Prudential Fixed Income regularly benchmarks its compensation program against leading asset management firms in the industry to monitor competitiveness.

Each investment professional’s incentive compensation payment including the annual bonus and long-term incentive grant from the incentive pool is primarily determined by how significantly he/she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual’s qualitative contributions to the organization.

Potential Conflicts

PIM is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. and as such is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and registered broker/dealers.  PIM portfolio managers are often responsible for managing one or more Funds, in addition to other accounts, including accounts of affiliates, insurance company separate accounts, institutional accounts and other pooled investment vehicles, such as commingled trust funds and unregistered hedge funds.  These affiliations and portfolio manager responsibilities may cause potential and actual conflicts of interest.  PIM aims to  conduct itself in a manner it considers to be the most fair

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

and consistent with its fiduciary obligations to all of its clients including the Fund.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades,  and  cross trading.  PIM has developed policies and procedures designed to address these potential conflicts of interest.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund.  Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.

PIM may be limited by law or regulation as to how much, if any, of a particular security it may purchase or sell on behalf of the Fund, and as to the timing of such purchase or sale.  PIM may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Fund.   This is particularly true for fixed income investments because PIM has a bank loan unit that generally invests in private loans that often require the issuer to provide material non-public information.  PIM is able to avoid certain other potential conflicts due to the possession of material, non-public information by maintaining an “Information Barrier” to prevent the transfer of this information between units of PIM as well as between affiliates and PIM.  Additionally, in an effort to avoid potential conflicts of interest, PIM Fixed Income has procedures in place to carefully consider whether or not to accept material non-public information with respect to certain issuers, where appropriate.

Regulation may also prevent the Fund from participating in transactions that could be viewed as a joint transaction of the adviser. PIM would not be able to purchase for the Fund securities newly offered by an issuer if the proceeds from such new offering are to be used by the issuer to pay off a private loan that an affiliate of PIM may have made to the issuer.

Certain affiliates of PIM develop and publish credit research that is independent from the research developed within PIM.  PIM may hold different opinions on the investment merits of a given security or industry such that PIM may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security.  Conversely, PIM may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security.  In addition, PIM’s affiliated brokers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time.

With respect to the management the Fund, PIM may cause securities transactions to be executed concurrently with authorizations to purchase or sell the same securities for other accounts managed by PIM, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund).

PIM may buy or sell, or may direct or recommend that another person buy or sell, securities of the same kind or class that are purchased or sold for the Fund, at a price which may or may not differ from the price of the securities purchased or sold for the Fund.  In addition, PIM may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by PIM may differ depending upon a number of factors including, but not limited to, the unit providing the advisory services,  the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved.  Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client.  Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark.  Also, large clients generate more revenue for the adviser than do smaller accounts.  A portfolio manager may be

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

faced with a conflict of interest when allocating scarce investment opportunities given the benefit to PIM of favoring accounts that pay a higher fee or generate more income for PIM.  To address this conflict of interest, PIM has adopted an Allocation Policy as well as supervisory procedures that attempt to fairly allocate investment opportunities among competing client accounts.

Conflicts of interest may also arise regarding proxy voting.  A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

In addition, portfolio managers may advise proprietary accounts, affiliates’ accounts, and the general account of The Prudential Insurance Company of America (“Prudential’s General Account,” and together with PIM’s proprietary accounts and affiliates’ accounts, the “Affiliated Accounts”).  PIM portfolio manager(s) may have a financial interest in the accounts they advise, either directly or indirectly.  To address potential conflicts of interest, PIM has procedures, including supervisory review procedures, designed to ensure that, including to the extent that client accounts are managed differently from the Affiliated Accounts, each of the client accounts including the Fund, and each Affiliated Account, is managed in a manner that is consistent with its respective investment objectives, investment strategies and restrictions, as well as with PIM’s fiduciary obligations.

Potential conflicts of interest may exist in instances in which PIM or its affiliates determine that a specific transaction in a security is appropriate for a specific account, including the Affiliated Accounts, based upon numerous factors including, among other things, investment objectives, investment strategies or restrictions, while other accounts (including the Affiliated Accounts) may hold or take the opposite position in the security in accordance with those accounts’ investment objectives, investment strategies and restrictions (these conflicting positions and transactions are collectively referred to as “Differing Position”).  PIM periodically conducts reviews of these accounts and assesses the appropriateness of these Differing Positions.

Because of the substantial size of Prudential’s General Account, trading by  Prudential’s General Account in certain securities, particularly certain fixed income securities may result in market changes in response to the trade.  Although PIM expects that Prudential’s General Account will execute transactions that will move a market in a security infrequently, and generally in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients including the Fund.

PIM has adopted Prudential Financial’s Policy Statement on Business Ethics, a Personal Securities Trading Policy for investment personnel, Information Barrier Policy, Allocation Policy, Supervisory Procedures and a Conflicts of Interest Policy, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such procedures will detect each and every situation in which a conflict  may arise.

Jennison

Jennison

Portfolio Manager Compensation

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results.  Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals.  Investment professionals are compensated with a combination of base salary and discretionary cash bonus.  In general, the cash bonus comprises the majority of the compensation for investment professionals.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors.  Not all factors will be applicable to each investment professional and there is no particular weighting or formula for considering the factors.  The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a research analyst or portfolio manager with research analyst responsibilities.  In addition, some portfolio managers or analysts may manage or contribute ideas to more

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

than one product strategy and are evaluated accordingly.  The factors that may be reviewed include the following:

•      One and three year pre-tax investment performance of groupings of accounts (a “Composite”) relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.

•      The investment professional’s contribution to client portfolios’ pre-tax one and three year performance from the investment professional’s recommended stocks relative to the strategy’s passive benchmarks and to the investment professional’s respective coverage universes;

•      Historical and long-term business potential of the product strategies;

•      Qualitative factors such as teamwork and responsiveness; and

•      Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.

Potential Conflicts of Interest

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise.  Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees.  As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison’s portfolio managers typically manage multiple accounts.  These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs.  Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio.  Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio.  Securities purchased in one portfolio may perform better than the securities purchased for another portfolio.  Similarly, securities sold from one portfolio may result in better performance if the value of that security declines.  Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly.  Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest.  While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably.  These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts.  Currently, while no equity accounts under Jennison’s management have performance fees, some accounts have higher fees than others.  These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another.  While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison’s portfolio managers as well as periodically assesses whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.  Jennison also believes that its compensation structure tends to mitigate this conflict.

Jennison 20/20 Focus

Jennison

Portfolio Manager Compensation

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results.  Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals.  Investment professionals are compensated with a combination of base salary

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

and discretionary cash bonus.  In general, the cash bonus comprises the majority of the compensation for investment professionals.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors.  Not all factors will be applicable to each investment professional and there is no particular weighting or formula for considering the factors.  The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a research analyst or portfolio manager with research analyst responsibilities.  In addition, some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly.  The factors that may be reviewed include the following:

•      One and three year pre-tax investment performance of groupings of accounts (a “Composite”) relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.

•      The investment professional’s contribution to client portfolios’ pre-tax one and three year performance from the investment professional’s recommended stocks relative to the strategy’s passive benchmarks and to the investment professional’s respective coverage universes;

•      Historical and long-term business potential of the product strategies;

•      Qualitative factors such as teamwork and responsiveness; and

•      Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.

Potential Conflicts of Interest

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise.  Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees.  As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison’s portfolio managers typically manage multiple accounts.  These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs.  Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio.  Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio.  Securities purchased in one portfolio may perform better than the securities purchased for another portfolio.  Similarly, securities sold from one portfolio may result in better performance if the value of that security declines.  Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly.  Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest.  While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably.  These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts.  Currently, while no equity accounts under Jennison’s management have performance fees, some accounts have higher fees than others.  These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another.  While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison’s portfolio managers as well as periodically assesses whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.  Jennison also believes that its compensation structure tends to mitigate this conflict.

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

Money Market	N/A

Natural Resources

Jennison

Portfolio Manager Compensation

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results.  Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals.  Investment professionals are compensated with a combination of base salary and discretionary cash bonus.  In general, the cash bonus comprises the majority of the compensation for investment professionals.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors.  Not all factors will be applicable to each investment professional and there is no particular weighting or formula for considering the factors.  The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a research analyst or portfolio manager with research analyst responsibilities.  In addition, some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly.  The factors that may be reviewed include the following:

•      One and three year pre-tax investment performance of groupings of accounts (a “Composite”) relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.

•      The investment professional’s contribution to client portfolios’ pre-tax one and three year performance from the investment professional’s recommended stocks relative to the strategy’s passive benchmarks and to the investment professional’s respective coverage universes;

•      Historical and long-term business potential of the product strategies;

•      Qualitative factors such as teamwork and responsiveness; and

•      Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.

Potential Conflicts of Interest

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise.  Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees.  As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison’s portfolio managers typically manage multiple accounts.  These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs.  Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio.  Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio.  Securities purchased in one portfolio may perform better than the securities purchased for another portfolio.  Similarly, securities sold from one portfolio may result in better performance if the value of that security declines.  Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly.  Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest.  While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably.  These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts.  Currently, while no equity accounts under Jennison’s management have performance fees, some accounts have higher fees than others.  These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another.  While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison’s portfolio managers as well as periodically assesses whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.  Jennison also believes that its compensation structure tends to mitigate this conflict.

Small Capitalization Stock

QMA

Compensation

Quantitative Management Associates (QMA) seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professional, which includes portfolio managers and research analysts, and to align he interests of its investment professionals with that of its clients and overall firm results. Investment professionals are all covered by the same general compensation structure even though they manage other accounts.  All investment compensation is paid by the investment adviser and not by any assets of the investment company or other managed accounts Investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant.  The long-term incentive grant is generally divided between stock options and restricted stock of Prudential Financial, Inc., providing investment professionals with an ownership stake.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual.

Investment professional’s incentive compensation payments, including their annual bonus and long-term incentive grant, are paid from an annual incentive pool.  The size of the annual incentive pool is determined quantitatively based on two primary factors:  1) investment performance (pre-tax) of portfolios on a 1-year and 3-year basis relative to   appropriate market peer groups or benchmarks, such as the market-based benchmark specified in this prospectus, and 2) business results as measured by QMA’s pre-tax net income, based on planned and reasonably anticipated expenses. QMA regularly benchmarks its compensation program against leading asset management firms in the industry to monitor competitiveness.

Each investment professional’s incentive compensation payment including the annual bonus and long-term incentive grant from the incentive pool is primarily determined by how significantly he/she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual’s qualitative contributions to the organization.

Potential Conflicts

QMA is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. and as such is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and registered broker/dealers.  QMA portfolio managers are often responsible for managing one or more Funds in addition to other accounts, including accounts of affiliates, insurance company separate accounts, institutional accounts and other pooled investment vehicles.  These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest.  QMA aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Fund.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading.  QMA has developed policies and procedures designed to address these potential conflicts of

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

interest.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transaction may be beneficial for the Fund.  Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security QMA may purchase or sell on behalf of the Fund, and as to the timing of such purchase or sale.  QMA may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Fund. QMA is able to avoid a variety of potential conflicts due to the possession of material, non-public information by maintaining an “Information Barrier” to prevent the transfer of information between affiliates.

Certain affiliates of QMA develop and publish credit research that is independent from the research developed within QMA.  QMA may hold different opinions on the investment merits of a given security or industry such that QMA may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security.  Conversely, QMA may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security.  In addition, QMA’s affiliated brokers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time.

With respect to the management of the Fund, QMA may cause securities transactions to be executed concurrently with authorizations to purchase or sell the same securities for other accounts managed by QMA, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund).

QMA may buy or sell, or may direct or recommend that another person buy or sell, securities of the same kind or class that are purchased or sold for the Fund, at a price which may or may not differ from the price of the securities purchased or sold for the Fund.  In addition, QMA may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by QMA may differ depending upon a number of factors including, but not limited to, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved.  Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client.  Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark.  Also, large clients generate more revenue for QMA than do smaller accounts.  A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to QMA of favoring accounts that pay a higher fee or generate more income for QMA.  To address this conflict of interest, QMA has adopted an Allocation Policy as well as supervisory procedures that attempt to fairly allocate investment opportunities among competing client accounts.

Conflicts of interest may also arise regarding proxy voting.  A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

In addition, investment personnel may advise proprietary accounts, affiliates’ accounts, and the general account of The Prudential Insurance Company of America (“Prudential’s General Account,” and together with QMA’s proprietary accounts and affiliates’ accounts, the “Affiliated Accounts”).  QMA portfolio manager(s) may have a financial interest in the accounts they advise, either directly or indirectly.  To address potential conflicts of interest, QMA has procedures, including supervisory review procedures,

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

designed to ensure that, including to the extent that client accounts are managed differently from the Affiliated Accounts, each of the client accounts including the Fund, and each Affiliated Account, is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with QMA’s fiduciary obligations.

QMA has adopted Prudential Financial’s Policy Statement on Business Ethics, a Personal Securities Trading Policy for investment personnel, Information Barrier Policy, Allocation Policy, Supervisory Procedures and a Conflicts of Interest Policy, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such procedures will detect each and every situation in which a conflict may arise.

Stock Index

QMA

Compensation

Quantitative Management Associates (QMA) seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professional, which includes portfolio managers and research analysts, and to align he interests of its investment professionals with that of its clients and overall firm results. Investment professionals are all covered by the same general compensation structure even though they manage other accounts.  All investment compensation is paid by the investment adviser and not by any assets of the investment company or other managed accounts Investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant.  The long-term incentive grant is generally divided between stock options and restricted stock of Prudential Financial, Inc., providing investment professionals with an ownership stake.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual.

Investment professional’s incentive compensation payments, including their annual bonus and long-term incentive grant, are paid from an annual incentive pool.  The size of the annual incentive pool is determined quantitatively based on two primary factors:  1) investment performance (pre-tax) of portfolios on a 1-year and 3-year basis relative to   appropriate market peer groups or benchmarks, such as the market-based benchmark specified in this prospectus, and 2) business results as measured by QMA’s pre-tax net income, based on planned and reasonably anticipated expenses. QMA regularly benchmarks its compensation program against leading asset management firms in the industry to monitor competitiveness.

Each investment professional’s incentive compensation payment including the annual bonus and long-term incentive grant from the incentive pool is primarily determined by how significantly he/she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual’s qualitative contributions to the organization.

Potential Conflicts

QMA is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. and as such is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and registered broker/dealers.  QMA portfolio managers are often responsible for managing one or more Funds in addition to other accounts, including accounts of affiliates, insurance company separate accounts, institutional accounts and other pooled investment vehicles.  These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest.  QMA aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Fund.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading.  QMA has developed policies and procedures designed to address these potential conflicts of interest.

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

The Fund may be prohibited from engaging in transactions with its affiliates even when such transaction may be beneficial for the Fund.  Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security QMA may purchase or sell on behalf of the Fund, and as to the timing of such purchase or sale.  QMA may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Fund. QMA is able to avoid a variety of potential conflicts due to the possession of material, non-public information by maintaining an “Information Barrier” to prevent the transfer of information between affiliates.

Certain affiliates of QMA develop and publish credit research that is independent from the research developed within QMA.  QMA may hold different opinions on the investment merits of a given security or industry such that QMA may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security.  Conversely, QMA may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security.  In addition, QMA’s affiliated brokers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time.

With respect to the management of the Fund, QMA may cause securities transactions to be executed concurrently with authorizations to purchase or sell the same securities for other accounts managed by QMA, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund).

QMA may buy or sell, or may direct or recommend that another person buy or sell, securities of the same kind or class that are purchased or sold for the Fund, at a price which may or may not differ from the price of the securities purchased or sold for the Fund.  In addition, QMA may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by QMA may differ depending upon a number of factors including, but not limited to, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved.  Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client.  Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark.  Also, large clients generate more revenue for QMA than do smaller accounts.  A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to QMA of favoring accounts that pay a higher fee or generate more income for QMA.  To address this conflict of interest, QMA has adopted an Allocation Policy as well as supervisory procedures that attempt to fairly allocate investment opportunities among competing client accounts.

Conflicts of interest may also arise regarding proxy voting.  A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

In addition, investment personnel may advise proprietary accounts, affiliates’ accounts, and the general account of The Prudential Insurance Company of America (“Prudential’s General Account,” and together with QMA’s proprietary accounts and affiliates’ accounts, the “Affiliated Accounts”).  QMA portfolio manager(s) may have a financial interest in the accounts they advise, either directly or indirectly.  To address potential conflicts of interest, QMA has procedures, including supervisory review procedures, designed to ensure that, including to the extent that client accounts are managed differently from the

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

Affiliated Accounts, each of the client accounts including the Fund, and each Affiliated Account, is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with QMA’s fiduciary obligations.

QMA has adopted Prudential Financial’s Policy Statement on Business Ethics, a Personal Securities Trading Policy for investment personnel, Information Barrier Policy, Allocation Policy, Supervisory Procedures and a Conflicts of Interest Policy, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such procedures will detect each and every situation in which a conflict may arise.

Value

Jennison

Portfolio Manager Compensation

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results.  Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals.  Investment professionals are compensated with a combination of base salary and discretionary cash bonus.  In general, the cash bonus comprises the majority of the compensation for investment professionals.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors.  Not all factors will be applicable to each investment professional and there is no particular weighting or formula for considering the factors.  The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a research analyst or portfolio manager with research analyst responsibilities.  In addition, some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly.  The factors that may be reviewed include the following:

•      One and three year pre-tax investment performance of groupings of accounts (a “Composite”) relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.

•      The investment professional’s contribution to client portfolios’ pre-tax one and three year performance from the investment professional’s recommended stocks relative to the strategy’s passive benchmarks and to the investment professional’s respective coverage universes;

•      Historical and long-term business potential of the product strategies;

•      Qualitative factors such as teamwork and responsiveness; and

•      Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.

Potential Conflicts of Interest

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise.  Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees.  As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison’s portfolio managers typically manage multiple accounts.  These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs.  Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio.  Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio.  Securities purchased in one portfolio may perform better than the securities purchased for another portfolio.

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

Similarly, securities sold from one portfolio may result in better performance if the value of that security declines.  Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly.  Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest.  While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably.  These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts.  Currently, while no equity accounts under Jennison’s management have performance fees, some accounts have higher fees than others.  These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another.  While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison’s portfolio managers as well as periodically assesses whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.  Jennison also believes that its compensation structure tends to mitigate this conflict.

Zero Coupon Bond 2005

PIM

Compensation

 Prudential Fixed Income seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results.  Prudential Fixed Income’s investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant.  The long-term incentive grant is generally divided between stock options and restricted stock of Prudential Financial Inc., providing investment professionals with an ownership stake.  Investment professionals are all covered by the same general compensation structure although they manage multiple accounts.  All investment compensation is paid by the investment adviser and not from any assets of the investment company or other managed accounts.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual.

Investment professional’s incentive compensation payments, including their annual bonus and long term incentive grant, are paid from an annual incentive pool.  The size of the annual incentive pool is determined quantitatively based on three factors:

•      investment performance (pre-tax) of portfolios on a 1-year and 3-year basis relative to appropriate market peer groups or benchmarks, such as the market-based benchmark specified in this prospectus,

•      Prudential Fixed Income’s business results as measured by financial indicators such as asset growth, operating margin and earnings growth, and

•      Market-based data indicating trends and levels of overall compensation in the asset management industry in a given year.  Prudential Fixed Income regularly benchmarks its compensation program against leading asset management firms in the industry to monitor competitiveness.

Each investment professional’s incentive compensation payment including the annual bonus and long-term incentive grant from the incentive pool is primarily determined by how significantly he/she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual’s qualitative contributions to the organization.

Potential Conflicts

PIM is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. and as such is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

and registered broker/dealers.  PIM portfolio managers are often responsible for managing one or more Funds, in addition to other accounts, including accounts of affiliates, insurance company separate accounts, institutional accounts and other pooled investment vehicles, such as commingled trust funds and unregistered hedge funds.  These affiliations and portfolio manager responsibilities may cause potential and actual conflicts of interest.  PIM aims to  conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Fund.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades,  and  cross trading.  PIM has developed policies and procedures designed to address these potential conflicts of interest.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund.  Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.

PIM may be limited by law or regulation as to how much, if any, of a particular security it may purchase or sell on behalf of the Fund, and as to the timing of such purchase or sale.  PIM may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Fund.   This is particularly true for fixed income investments because PIM has a bank loan unit that generally invests in private loans that often require the issuer to provide material non-public information.  PIM is able to avoid certain other potential conflicts due to the possession of material, non-public information by maintaining an “Information Barrier” to prevent the transfer of this information between units of PIM as well as between affiliates and PIM.  Additionally, in an effort to avoid potential conflicts of interest, PIM Fixed Income has procedures in place to carefully consider whether or not to accept material non-public information with respect to certain issuers, where appropriate.

Regulation may also prevent the Fund from participating in transactions that could be viewed as a joint transaction of the adviser. PIM would not be able to purchase for the Fund securities newly offered by an issuer if the proceeds from such new offering are to be used by the issuer to pay off a private loan that an affiliate of PIM may have made to the issuer.

Certain affiliates of PIM develop and publish credit research that is independent from the research developed within PIM.  PIM may hold different opinions on the investment merits of a given security or industry such that PIM may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security.  Conversely, PIM may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security.  In addition, PIM’s affiliated brokers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time.

With respect to the management the Fund, PIM may cause securities transactions to be executed concurrently with authorizations to purchase or sell the same securities for other accounts managed by PIM, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund).

PIM may buy or sell, or may direct or recommend that another person buy or sell, securities of the same kind or class that are purchased or sold for the Fund, at a price which may or may not differ from the price of the securities purchased or sold for the Fund.  In addition, PIM may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by PIM may differ depending upon a number of factors including, but not limited to, the unit providing the advisory services,  the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved.  Fees may also differ based on account type (e.g., commingled accounts, trust

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client.  Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark.  Also, large clients generate more revenue for the adviser than do smaller accounts.  A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to PIM of favoring accounts that pay a higher fee or generate more income for PIM.  To address this conflict of interest, PIM has adopted an Allocation Policy as well as supervisory procedures that attempt to fairly allocate investment opportunities among competing client accounts.

Conflicts of interest may also arise regarding proxy voting.  A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

In addition, portfolio managers may advise proprietary accounts, affiliates’ accounts, and the general account of The Prudential Insurance Company of America (“Prudential’s General Account,” and together with PIM’s proprietary accounts and affiliates’ accounts, the “Affiliated Accounts”).  PIM portfolio manager(s) may have a financial interest in the accounts they advise, either directly or indirectly.  To address potential conflicts of interest, PIM has procedures, including supervisory review procedures, designed to ensure that, including to the extent that client accounts are managed differently from the Affiliated Accounts, each of the client accounts including the Fund, and each Affiliated Account, is managed in a manner that is consistent with its respective investment objectives, investment strategies and restrictions, as well as with PIM’s fiduciary obligations.

Potential conflicts of interest may exist in instances in which PIM or its affiliates determine that a specific transaction in a security is appropriate for a specific account, including the Affiliated Accounts, based upon numerous factors including, among other things, investment objectives, investment strategies or restrictions, while other accounts (including the Affiliated Accounts) may hold or take the opposite position in the security in accordance with those accounts’ investment objectives, investment strategies and restrictions (these conflicting positions and transactions are collectively referred to as “Differing Position”).  PIM periodically conducts reviews of these accounts and assesses the appropriateness of these Differing Positions.

Because of the substantial size of Prudential’s General Account, trading by  Prudential’s General Account in certain securities, particularly certain fixed income securities may result in market changes in response to the trade.  Although PIM expects that Prudential’s General Account will execute transactions that will move a market in a security infrequently, and generally in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients including the Fund.

PIM has adopted Prudential Financial’s Policy Statement on Business Ethics, a Personal Securities Trading Policy for investment personnel, Information Barrier Policy, Allocation Policy, Supervisory Procedures and a Conflicts of Interest Policy, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such procedures will detect each and every situation in which a conflict  may arise.

SP AIM Core Equity

AIM

Compensation

AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals.  Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package.  Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance.  AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following five elements:

•              Base salary.  Each portfolio manager is paid a base salary.  In setting the base salary,  AIM’s

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

•              Annual bonus.  Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components.  Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group.  In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus.  The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

•              Equity-based compensation.  Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors.  Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

•             Participation in group insurance programs.  Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

•             Participation in deferred compensation plan.  Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Potential Conflicts

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account.  More specifically, portfolio managers who manage multiple Funds and /or other accounts are presented with the following potential conflicts:

•             The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account.  AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•             If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts.  To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•             With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, AIM or its affiliates may place separate, non-simultaneous, transactions for a Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

•              Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

SP AllianceBernstein Large Cap Growth

AllianceBernstein

Compensation

AllianceBernstein’s compensation program for investment professionals(1) is designed to be competitive and appropriate to attract and retain the highest caliber employees. Compensation of investment professionals primarily reflects their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds.

Investment professionals are compensated on an annual basis through a combination of the following: (i) fixed base salary; (ii) discretionary incentive compensation in the form of an annual cash bonus; (iii) discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”) and (iv) discretionary long-term incentive compensation in the form of restricted unit grants. Investment professionals also receive contributions under AllianceBernstein’s Profit Sharing/401(k) Plan.  AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals.  Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment.  Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and AllianceBernstein’s clients and mutual fund shareholders.  AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.

An investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual.  Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account.    Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.

Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team/discipline’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities and fulfillment of AllianceBernstein’s leadership criteria.

Potential Conflicts

As an investment adviser and fiduciary, AllianceBernstein owes our clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies, procedures and disclosures reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including Funds (hereinafter “Clients”) and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight to help ensure that all clients are treated equitably.  As stated in these conflicts-related policies, we place the interests of our clients first and expect all of our employees to live up to our fiduciary duty.

Employee Personal Trading and the Code of Business Conduct and Ethics

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

AllianceBernstein has policies to avoid conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities also owned by, or bought or sold for clients. AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to allocate investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or deferred incentive compensation awards. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. AllianceBernstein has adopted a Code of Business Conduct and Ethics (“Code”) that is designed to detect and prevent such conflicts of interest.

Managing Multiple Accounts for Multiple Clients

The investment professional or investment professional teams for each Fund have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations.  Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account.  Accordingly, AllianceBernstein has compliance policies and oversight to manage these conflicts.

Allocating Investment Opportunities

In addition, the investment professionals may have to decide how to select and allocate investment opportunities among accounts.  Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest.  Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons.    Potential conflicts of interest may also occur where AllianceBernstein would have an incentive, such a performance-based management fee, relating to an account.  An investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which AllianceBernstein could share in investment gains.  As referenced above, AllianceBernstein has procedures designed to ensure that information relevant to investment decisions are disseminated fairly and investment opportunities are allocated equitably among different clients.

(1) Investment professionals at AllianceBernstein include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios.  The number of investment professionals assigned to a particular fund will vary from fund to fund.

SP Davis Value

Davis Advisors

Compensation

Kenneth Feinberg’s compensation as a Davis Advisors employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Advisors’ profits, (iii) awards of equity (“Units”) in Davis Advisors including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Advisors purchases shares in selected funds managed by Davis Advisors. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee’s name based on fund performance, after expenses on a pre-tax basis, versus the S&P 500 Index, and versus peer groups as defined by Morningstar or Lipper.  Davis Advisors’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Christopher Davis’ annual compensation as an employee and general partner of Davis Advisors consists of a base salary. Davis Advisors’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account.  More specifically, portfolio managers who manage multiple portfolios and/or other accounts are presented with the following potential conflicts:

•      The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account.  Davis Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

•      If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts.  To deal with these situations, Davis Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.

•      With respect to securities transactions for the portfolios, Davis Advisors  determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as mutual funds for which Davis Advisors other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, Davis Advisors may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

•      Finally, substantial investment of  Davis Advisor or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly overtime. Davis Advisors does not receive an incentive based fee on any account.

SP Goldman Sachs Small Cap Value

Goldman Sachs Asset Management, L.P (“65 AM”)

Compensation

Value Team

GSAM and the GSAM Value Team’s (the “Value Team”) compensation package for its portfolio mangers is comprised of a base salary and a performance bonus.  The performance bonus is a function of each portfolio manager’s individual performance and his or her contribution to overall team performance.  Portfolio Managers are rewarded for their ability to outperform a benchmark while managing risk appropriately.  Compensation is also influenced by the Value Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees.     Anticipated compensation levels among competitor firms may also be considered, but is not a principal factor.

The performance bonus is significantly influenced by 3 Year period of investment performance.  The following criteria are considered:

•      Individual performance (relative, absolute)

•      Team Performance (relative, absolute)

•      Consistent performance that aligns with clients’ objectives

•      Achievement of top rankings (relative and competitive)

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

The investment performance mentioned above is considered only on a pre-tax basis.  As it relates to relative performance, the benchmark for this Fund is the Russell 2000 Value Index.  As mentioned above, performance is measured on a 3 Year basis.

Other Compensation.  In addition to base salary and performance bonus, GSAM  has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary  and bonus income into a tax-qualified  retirement plan; (ii) a profit sharing program to  which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements.  Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM Portfolio Managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives.  In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.

Conflicts of Interest

GSAM’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds.  A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee.  The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner.  It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner.  To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.  In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account.  GSAM conducts periodic reviews of trades for consistency with these policies.

SP Large Cap Value

Hotchkis

Compensation

Portfolio Managers of the Fund are supported by the full research team of HWCM. Compensation is used to reward, attract and retain high quality investment professionals. An investment professional, such as a Portfolio Manager, has a base salary and is eligible for an annual bonus.  Some Portfolio Managers also are involved in client servicing, marketing and in the general management of HWCM and are evaluated and compensated based on these functions as well as their investment management activities.

HWCM believes consistent execution of the proprietary research process results in superior, risk-adjusted portfolio returns.  It is the quality of the investment professional’s execution of this process rather than the performance of particular securities that is evaluated in determining compensation. Compensation likewise is not tied to performance of the Fund or separate accounts, of specific industries within the Fund or separate accounts or to any type of asset or revenue related objective, other than to the extent that the overall revenues of HWCM attributable to such factors may affect the size of HWCM’s overall bonus pool.

Bonuses and salaries for investment professionals are determined by the Chief Executive Officer of HWCM using annual evaluations, compensation surveys, feedback from other employees and advice from members of HWCM’s Executive Committee and HWCM’s Compensation Committee.  The amount

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

of the bonus usually is shaped by the total amount of HWCM’s bonus pool available for the year, which is generally a function of net income, but no investment professional receives a bonus that is a pre-determined percentage of net income.

Each of the Portfolio Managers owns equity in HWCM.  HWCM believes that the ownership structure of the firm is a significant factor in ensuring a motivated and stable employee base.

Potential Conflicts

The Fund is managed by HWCM’s investment team (“Investment Team”).  The Investment Team also manages institutional accounts and other mutual funds in several different investment strategies.  The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy.  Consequently, the performance of portfolios may vary due to these different considerations.  The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy.  HWCM may be restricted from purchasing more than a limited percentage of the outstanding shares of a company.  If a company is a viable investment for more than one investment strategy, HWCM has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably.

Different types of accounts and investment strategies may have different fee structures.  Additionally, certain accounts pay HWCM performance-based fees, which may vary depending on how well the account performs compared to a benchmark.  Because such fee arrangements have the potential to create an incentive for HWCM to favor such accounts in making investment decisions and allocations, HWCM has adopted polices and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.

Since all accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy.

J.P. Morgan

Fund Manager Compensation

The Adviser’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the Adviser’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages.  Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund).  Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

funds based on long-term sustained investment performance

Potential Conflicts

The potential material conflicts of interest that may arise in connection with the portfolio managers’ management of the Fund and the management of their other accounts include:

1. A conflict between investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio manager

2. A conflict in allocation of investment opportunities between the Fund and the other accounts managed by the portfolio manager.  However, the Adviser’s allocation practices are designed to achieve fair and equitable allocation of investment opportunities among its clients over time.  Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the Adviser’s duty of best execution for its clients.  If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis.  For equity securities, partially completed orders generally will be allocated among accounts with similar investment objectives and strategies on a pro-rata average price basis, subject to certain limited exceptions.  One such exception provides that if an allocation results in a de minimis allocation relative to the size of the account or its investment strategy, the allocation may be reallocated to other accounts.  While aggregation of the Fund’s order for a security with orders for the Adviser’s other clients seeks to achieve an equitable allocation of the order between the Fund and the Adviser’s other clients, it may adversely affect the size of the position the Fund may obtain or the price paid or received by the Fund.

3.  The Fund is subject to different regulation than the other pooled investment vehicles and other accounts managed by the portfolio manager. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same the extent as the other accounts managed by the portfolio manager.

SP LSV International Value

LSV

Compensation

LSV Portfolio Managers receive a base salary and bonus which is a fuction of overall firm profitability.  In addition, each portfolio manager is a partner and receives a portion of the firm’s net income.

Potential Conflicts

There are no material conflicts of interest.

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest
SP Mid Cap Growth

Calamos Advisors

Compensation

For the fiscal year ending March 31, 2004 the portfolio managers received all of their compensation from Calamos Advisors’ predecessor.  The portfolio managers were also officers and equity owners of Calamos Advisors’ predecessor and therefore received compensation for serving in such capacity.  John P. Calamos and Nick P. Calamos each received compensation in the form of salary and dividend distributions.  John P.Calamos, Jr. received compensation in the form of salary, bonus and dividend distributions.  Compensation for each portfolio manager was benchmarked against industry compensation standards for portfolio managers in comparable executive positions.

For fiscal year 2005 John P. Calamos, Nick P. Calamos and John P. Calamos, Jr. will receive compensation based partly on the performance of the accounts they manage as compared to investment performance benchmarks and also based upon the achievement of certain corporate goals such as growth of income, revenue and assets under management.

Potential Conflicts

The Fund’s portfolio managers are responsible for managing both the Funds and other accounts, including separate accounts and unregistered funds.

Other than potential conflicts between investment strategies, the side-by-side management of both the Funds and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). Calamos Advisors hasdeveloped policies and procedures reasonably designed to mitigate those conflicts.  For example, Calamos Advisors will only place cross-trades in securities held by the Funds in accordance with the rules promulgated under the Investment Company Act of 1940 and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers advise certain accounts under a performance fee arrangement.  A performance fee arrangement may create an incentive for a portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees.  A performance fee arrangement may result in increased compensation to the portfolio managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

SP PIMCO High Yield

PIMCO

Portfolio Manager Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement.  The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm.  The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus.  Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits.  Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan.  PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation.  PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus.  Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually.  Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success.  These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager.  Achievement of these goals is an important, but not exclusive, element

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•      3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against benchmarks and relative to applicable industry peer groups;

•      Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•      Amount and nature of assets managed by the portfolio manager;

•      Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•      Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•      Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•      Contributions to asset retention, gathering and client satisfaction;

•      Contributions to mentoring, coaching and/or supervising; and

•      Personal growth and skills added.

Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses.  Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.  Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”), and PIMCO over a three-year period.  The aggregate amount available for distribution to participants is based upon AGI’s profit growth and PIMCO’s profit growth.  Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan.  Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits.  Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors.  Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation.  In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vests on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO.  Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO.  The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO.  The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase.  The Class B Units are purchased pursuant to full recourse notes issued to the holder.  The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Securities Ownership

As of December 31, 2004 no portfolio manager was the beneficial owner of shares of a Fund that he managed.

Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other.  The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds.  The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades.  A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund.  Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades.  It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities.  A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines.  Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Fund and another account.  PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook.  PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees.  A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance.  Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund.  PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Funds on a fair and equitable basis over time.

SP PIMCO Total Return

PIMCO

Portfolio Manager Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement.  The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm.  The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus.  Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits.  Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan.

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation.  PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus.  Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually.  Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success.  These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager.  Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•      3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against benchmarks and relative to applicable industry peer groups;

•      Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•      Amount and nature of assets managed by the portfolio manager;

•      Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•      Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•      Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•      Contributions to asset retention, gathering and client satisfaction;

•      Contributions to mentoring, coaching and/or supervising; and

•      Personal growth and skills added.

Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses.  Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.  Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”), and PIMCO over a three-year period.  The aggregate amount available for distribution to participants is based upon AGI’s profit growth and PIMCO’s profit growth.  Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan.  Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits.  Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors.  Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation.  In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vests on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO.  Upon their purchase, the Class B Units are immediately exchanged

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO.  The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO.  The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase.  The Class B Units are purchased pursuant to full recourse notes issued to the holder.  The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Securities Ownership

As of December 31, 2004 no portfolio manager was the beneficial owner of shares of a Fund that he managed.

Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other.  The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds.  The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades.  A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund.  Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades.  It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities.  A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines.  Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Fund and another account.  PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook.  PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees.  A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance.  Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund.  PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Funds on a fair and equitable basis over time.

SP Prudential U.S. Emerging Growth	Jennison Portfolio Manager Compensation

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results.  Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals.  Investment professionals are compensated with a combination of base salary and discretionary cash bonus.  In general, the cash bonus comprises the majority of the compensation for investment professionals.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors.  Not all factors will be applicable to each investment professional and there is no particular weighting or formula for considering the factors.  The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a research analyst or portfolio manager with research analyst responsibilities.  In addition, some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly.  The factors that may be reviewed include the following:

•      One and three year pre-tax investment performance of groupings of accounts (a “Composite”) relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.

•      The investment professional’s contribution to client portfolios’ pre-tax one and three year performance from the investment professional’s recommended stocks relative to the strategy’s passive benchmarks and to the investment professional’s respective coverage universes;

•      Historical and long-term business potential of the product strategies;

•      Qualitative factors such as teamwork and responsiveness; and

•      Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.

Potential Conflicts of Interest

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise.  Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees.  As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison’s portfolio managers typically manage multiple accounts.  These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs.  Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio.  Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio.  Securities purchased in one portfolio may perform better than the securities purchased for another portfolio.  Similarly, securities sold from one portfolio may result in better performance if the value of that security declines.  Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly.  Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest.  While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably.  These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts.  Currently, while no equity accounts under Jennison’s management have performance fees, some accounts have higher fees than others.  These differences may give rise to a potential conflict that a

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

portfolio manager may allocate more time to the management of one account over another.  While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison’s portfolio managers as well as periodically assesses whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.  Jennison also believes that its compensation structure tends to mitigate this conflict.

SP Small Cap Growth

Eagle

Compensation

 We have created a compensation plan that provides our investment professionals with long-term financial incentives and encourages them to develop their careers at Eagle.  Our investment professionals are compensated as follows:

•                    All portfolio managers, analysts, and traders are paid base salaries that are competitive with others in their fields, based on industry surveys;

•         Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term;

•                    Additional deferred compensation plans are provided to key investment   professionals;

•                    Analysts and traders receive incentive bonus compensation up to three times their   base salaries, primarily based upon experience and their contribution to investment results;

•                    All portfolio managers participate in a non-qualified stock option program that vests at the end of the seventh year following their respective dates of employment;

•                    All employees receive benefits from our parent company including a 401(k) plan, profit sharing and Employee Stock Purchase Plan.

Potential Conflicts

Eagle currently holds a 51% ownership interests in EB Management I, LLC which acts as the general partner to a limited partnership formed for investment purposes. Bert Boksen is a 49% owner of EB Management and the Portfolio Manager for the Eagle Aggressive Growth Partners Fund I L.P.. Eagle also provides administrative and investment research services for the general partner.  Certain officers and employees of Eagle have investment interests in the partnership.

On occasion, orders for the securities transactions of a partnership may be aggregated with orders for Eagle’s client accounts. In such instances, Eagle will ensure that the allocation of securities among Eagle’s clients and the partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day.

Eagle does not invest assets of clients’ accounts in such limited partnership. Officers and employees of Raymond James Financial, Inc. and it’s subsidiaries may haveinvestment interest in such investment partnership.

Eagle’s portfolio manager manages other accounts with investment strategies similar to the Portfolio. Certain conflicts of interest may arise in connection with the management of multiple portfolios. As noted above, fees vary among these accounts and the portfolio manager may personally invest in some of these accounts. This could create potential conflicts of interest where a portfolio manager may favor certain accounts over others, resulting in other accounts outperforming the Portfolio. Other potential conflicts include conflicts in the allocation of investment opportunities and aggregated trading. However, Eagle has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. Also, as indicated in Eagle’s Code of Ethics there are certain procedures in place to avoid conflicts of interest when the Manager and other investment personnel of Eagle buy or sell securities also owned by, or bought or sold for Clients.

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

Neuberger Berman Management Inc. (“NB Management”)

Portfolio Manager Compensation

A portion of the compensation paid to each portfolio manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance.  Each portfolio manager also has a “target bonus,” which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark.  Performance is measured on a three-year rolling average in order to emphasize longer-term performance.  There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual’s willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing.  Senior management determines this component in appropriate cases.  There are additional components that comprise the portfolio managers’ compensation packages, including:  (i) whether the manager was a partner/principal of NB prior to Neuberger Berman Inc.’s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

Conflicts of Interest

While the portfolio managers’ management of other accounts may give rise to the conflicts of interest discussed below, NB Management believes that it has designed policies and procedures to appropriately address those conflicts.  From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund and the management of other accounts, which might have similar investment objectives or strategies as the Funds or track the same index a Fund tracks.  Other accounts managed by the portfolio managers may hold, purchase, or sell securities that are eligible to held, purchased or sold by the Funds.  The other accounts might also have different investment objectives or strategies than the Funds.

As a result of the portfolio manager’s day-to-day management of a Fund, the portfolio managers know the size, timing and possible market impact of a Fund’s trades.  While it is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund, NB Management has policies and procedures to address such a conflict.

From time to time, a particular investment opportunity may be suitable for both a Fund and other types of accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Fund and another account.  NB Management has adopted policies and procedures reasonably designed to fairly allocate investment opportunities.  Typically, when a Fund and one or more of the other NB Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties, transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds and accounts involved.  Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund’s ability to participate in volume transactions may produce better executions for it.

SP Strategic Partners Focused Growth

Jennison

Compensation

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results.  Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals.  Investment professionals are compensated with a combination of base salary

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

and discretionary cash bonus.  In general, the cash bonus comprises the majority of the compensation for investment professionals.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors.  Not all factors will be applicable to each investment professional and there is no particular weighting or formula for considering the factors.  The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a research analyst or portfolio manager with research analyst responsibilities.  In addition, some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly.  The factors that may be reviewed include the following:

•      one and three year pre-tax investment performance of groupings of accounts (a “Composite”) relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

•      the investment professional’s contribution to client portfolios’ pre-tax one and three year performance from the investment professional’s recommended stocks relative to the strategy’s passive benchmarks and to the investment professional’s respective coverage universes;

•      Historical and long-term business potential of the product strategies;

•      Qualitative factors such as teamwork and responsiveness;

•      Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.

•

Potential Conflicts

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise.  Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees.  As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison’s portfolio managers typically manage multiple accounts.  These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs.  Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio.  Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio.  Securities purchased in one portfolio may perform better than the securities purchased for another portfolio.  Similarly, securities sold from one portfolio may result in better performance if the value of that security declines.  Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly.  Accordingly, portfolio holdings, industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest.  While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably.  These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts.  Currently, while no equity accounts under Jennison’s management have performance fees, some accounts have higher fees than others.  These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another.  While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison’s portfolio managers as well as periodically assesses whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

AllianceBernstein

Compensation

AllianceBernstein’s compensation program for investment professionals(1) is designed to be competitive and appropriate to attract and retain the highest caliber employees. Compensation of investment professionals primarily reflects their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds.

Investment professionals are compensated on an annual basis through a combination of the following: (i) fixed base salary; (ii) discretionary incentive compensation in the form of an annual cash bonus; (iii) discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”) and (iv) discretionary long-term incentive compensation in the form of restricted unit grants. Investment professionals also receive contributions under AllianceBernstein’s Profit Sharing/401(k) Plan.  AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals.  Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment.  Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and AllianceBernstein’s clients and mutual fund shareholders.  AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.

An investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual.  Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account.    Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.

Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team/discipline’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities and fulfillment of AllianceBernstein’s leadership criteria.

Potential Conflicts

As an investment adviser and fiduciary, AllianceBernstein owes our clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies, procedures and disclosures reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including Funds (hereinafter “Clients”) and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight to help ensure that all clients are treated equitably.  As stated in these conflicts-related policies, we place the interests of our clients first and expect all of our employees to live up to our fiduciary duty.

Employee Personal Trading and the Code of Business Conduct and Ethics

AllianceBernstein has policies to avoid conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities also owned by, or bought or sold for clients. AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to allocate investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or deferred incentive compensation awards. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. AllianceBernstein has adopted a Code of Business Conduct and Ethics (“Code”) that is designed to detect and prevent such conflicts of interest.

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest

Managing Multiple Accounts for Multiple Clients

The investment professional or investment professional teams for each Fund have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations.  Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account.  Accordingly, AllianceBernstein has compliance policies and oversight to manage these conflicts.

Allocating Investment Opportunities

In addition, the investment professionals may have to decide how to select and allocate  investment opportunities among accounts.  Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest.  Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons.    Potential conflicts of interest may also occur where AllianceBernstein would have an incentive, such a performance-based management fee, relating to an account.  An investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which AllianceBernstein could share in investment gains.  As referenced above, AllianceBernstein has procedures designed to ensure that information relevant to investment decisions are disseminated fairly and investment opportunities are allocated equitably among different clients.

(1)  Investment professionals at AllianceBernstein include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios.  The number of investment professionals assigned to a particular fund will vary from fund to fund.

SP William Blair International Growth

William Blair

Compensation

The compensation of William Blair portfolio managers is based on the firm’s mission:  “to achieve success for its clients.”  The Fund’s portfolio manager is a principal of William Blair, and as of December 31, 2004 his compensation consists of a base salary, a share of the firm’s profits and, in some instances, a discretionary bonus.  The portfolio manager’s compensation is determined by the head of William Blair’s Investment Management Department, subject to the approval of the firm’s Executive Committee.  The base salary is fixed and the portfolio manager’s ownership stake can vary over time based upon the portfolio manager’s sustained contribution to the firm’s revenue, profitability, long-term investment performance, intellectual capital and brand reputation.  In addition, the discretionary bonus (if any) is based, in part, on the long-term investment performance, profitability and assets under management of all accounts managed by the portfolio manager, including the Fund.

Potential Conflicts

Since the portfolio manager manages other accounts in addition to the Fund, conflicts of interest may arise in connection with the portfolio manager’s management of the Fund’s investments on the one hand and the investments of such other accounts on the other hand.  However, William Blair has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades.

C.  Portfolio Manager Securities Ownership.  The table below identifies, for each Portfolio Manager, ownership of Fund securities by each Portfolio Manager.

Portfolio	Portfolio Manager(s)	Ownership of Fund Securities
Conservative Balanced	PIM Fixed Income	None

Portfolio	Portfolio Manager(s)	Ownership of Fund Securities
Kay T. Wilcox
	Malcolm Dalrymple	None

QMA Equity Segment
	Margaret Stumpp	None
	John Moschberger	None
	Michael Lenarcic	None

Diversified Bond	PIM
	Steven Kellner	None
	Robert Tipp	None
	David Bessey	None

Diversified Conservative Growth	Small/Mid-Cap Value Equity Segment (Earnest) Paul E. Viera	None

	Core Fixed Income Segment (PIMCO) Chris Dialynas	None
	William Gross	None

	High Yield Bond Segment (PIM) PIM Fixed Income Group High Yield Team lead by Paul Appleby	None
	David Bessey	None
	Richard Burns	None
	Michael Collins	$10,000-$50,000
	Stephen Haeckel	None

	Large Cap Growth Equity Segment (Jennison) Spiros “Sig” Segalas	None
	Michael A. Del Balso	None
	Kathleen A. McCarragher	None

	Large Cap Value Equity Segment(Jennison) David A. Kiefer	None
	Avi Z. Berg	None

	Small/Mid-Cap Growth Equity Segment (RS Investment Management, L.P.) Bill Wolfenden	None

Equity	Blair A. Boyer (Jennison)	None
	David A. Kiefer	None
	Spiros Segalas	None

	Richard Sanderson (GEAM)	None

	Michael Kagan (Salomon)	None
	Kevin Caliendo	None

Flexible Managed	Kay T. Wilcox (PIM Fixed Income)	None
	Malcolm Dalrymple	None

QMA
	Margaret Stumpp (PIM Equity Segment)	None
	James Scott	None

Portfolio	Portfolio Manager(s)	Ownership of Fund Securities
Global	Daniel J. Duane (Jennison)	None
	Michelle I. Picker	None

Government Income	Robert Tipp (PIM)	None
	Richard Piccirillo	None

High Yield Bond	Paul Appleby (PIM)	None
	David Bessey	None
	Richard Burns	None
	Stephen Haeckel	None
	Michael J. Collins	$10,001-$50,000

Jennison	Spiros “Sig” Segalas (Jennison)	None
	Michael A. Del Balso	None
	Kathleen A. McCarragher	None

Jennison 20/20 Focus	Spiros “Sig” Segalas (Jennison)	None
	David A. Kiefer	None

Money Market		N/A

Natural Resources	David A. Kiefer (Jennison)	None
	Michael L. Del Balso	None

Small Capitalization Stock	Wai Chiang (QMA)	None

Stock Index	John Moeschberger (QMA)	$1 to $10,000

Value	David A. Kiefer (Jennison)	None
	Avi Z. Berg	None

Zero Coupon Bond 2005	Robert Tipp (PIM)	None
	Richard Piccirillo	None

SP AIM Core Equity	Ronald S. Sloan (AIM)	None

SP AllianceBernstein Large Cap Growth	Syed Hasnain (AllianceBernstein)	None

SP Davis Value	Christopher Davis (Davis Advisors)	None
	Kenneth Feinberg	None

SP Goldman Sachs Small Cap Value

Due to Goldman Sachs Asset Management, L.P.’s (“GSAM”) internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of Sub-Advised Funds for which they have primary responsibility.

	Chip Otness	None
	Lisa Parisi	None
	Kelly Flynn	None
	Davis Berdon	None
	Dolores Bamford	None
	Scott Carroll	None

SP Large Cap Value	Sheldon Lieberman (Hotchkis & Wiley)	None
	George Davis	None

Portfolio	Portfolio Manager(s)	Ownership of Fund Securities
	Joe Huber	None
	Patricia McKenna	None
	Stan Majcher	None

	Terance Chen (J.P. Morgan)	None
	Cristian Posada	None
	Raffaele Zingone	None

SP LSV International Value	Josef Lakonishok (LSV)	None
	Robert Vishny	None
	Menno Vermeulen	None

SP Mid Cap Growth	John P. Calamos (Calamos Advisors)	None
	Nick P. Calamos	None
	John P. Calamos Jr.	None

SP PIMCO High Yield	Raymond G. Kennedy (PIMCO)	None

SP PIMCO Total Return	Chris Dialynas (PIMCO)	None
	William H. Gross	None

SP Prudential U.S. Emerging Growth	Susan Hirsch (Jennison)	None

SP Small Cap Growth	Eagle	None

	Michael Fasciano (Neuberger Berman)	None

SP Strategic Partners Focused Growth	Spiros “Sig” Segalas (Jennison)	None
	Kathleen A. McCarragher	None

	Thomas G. Kamp (AllianceBernstein)	None

SP William Blair International Growth	William Grieg (William Blair)	None

III. Distribution Arrangements

Distribution and Service Plan

Prudential Investment Management Services LLC (PIMS), a wholly-owned subsidiary of Prudential Financial, Inc., acts as the principal underwriter of the Fund by distributing Fund shares on a continuous basis. PIMS is a limited liability corporation organized under Delaware law in 1996. PIMS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. Since the Fund’s shares do not carry any sales load, no part of any sales load is paid to PIMS for its distribution services to the Fund.

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 of the Investment Company Act (the Plan) in respect of Class II of each Portfolio. The expenses incurred under the Plan include commissions and account servicing fees paid to, or on account of, insurers or their agents who sell Class II shares, advertising expenses, indirect and overhead costs of the Fund’s underwriter associated with the sale of Class II shares. Under the Plan, the Fund pays PIMS 0.25 of 1% of the average net assets of the Class II shares.

The Class II Plan will continue in effect from year to year, upon annual approval by a vote of the Fund’s Board of Directors, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the 12b-1 Directors). The Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of Class II. The Plan may not be amended to materially increase the amounts payable thereunder without shareholder approval.

The chart below shows, for the last fiscal year (fiscal year ended December 31, 2004), the amounts received by PIMS in distributing Class II shares of the Portfolios. PIMS spent all of the amounts received. PIMS spent all of the amount received in the form of account servicing fees or other fees paid to, or on account of, insurers or their agents who sell Class II shares.

Portfolio	2004
Equity	$2,648
Jennison	192,240
Jennison 20/20 Focus	166,811
Value	6,989
SP Prudential U.S. Emerging Growth	836
SP Strategic Partners Focused Growth	50,442
SP William Blair International Growth	333,030

Administration Agreement

The Fund has entered into an administration agreement with PI with respect to Class II of each Portfolio. Pursuant to the agreement PI is responsible for establishing and maintaining compliance procedures for multiple classes, the negotiation of participation agreements with participating insurers, establishing procedures and monitoring compliance with the mixed and shared funding order issued by the SEC, and performing other related services as specified in the agreement. In consideration of the services rendered by PI under the agreement, the Fund pays PI a fee at an annual rate of .15% of the average daily net assets of Class II of each Portfolio. The chart below sets forth the amount of administration fees paid by each Portfolio for the last three years:

Portfolio	2004	2003	2002
Equity	$1,589	$785	$815
Jennison	115,344	88,984	79,378
Jennison 20/20 Focus	100,087	26,761	5,814
Value	4,193	3,447	2,275
SP Prudential U.S. Emerging Growth	501	439	393
SP Strategic Partners Focused Growth	30,265	14,581	5,817
SP William Blair International Growth	199,818	74,323	32,653

IV. Codes of Ethics

The Board has adopted a Code of Ethics. In addition, PI, PIMS and each subadviser have adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally, persons who have access to information about the Fund’s investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the SEC.

V. Proxy Voting Policies and Recordkeeping Procedures

The Board of Directors of the Fund has delegated to the Fund’s investment manager, PI, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund.  The Fund authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment advisers (subadvisers) or third party vendors, consistent with the policies set forth below.  The proxy voting process shall remain subject to the supervision of the Board of Directors of the Fund, including any Committee thereof established for that purpose.

The Manager and the Board of Directors of the Fund view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Fund.  Consistent with this goal, the Board of Directors of the Fund views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management.  The Manager and the Board of Directors maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Manager or its affiliates.

The Manager delegates to the Fund’s subadvisers the responsibility for voting proxies.  Each subadviser is expected to identify and seek to obtain the optimal benefit for the Portfolio it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Portfolio and to delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Portfolio and the interests of the subadviser or its affiliates.  The Manager expects that each subadviser will notify the Manager at least annually of any such conflicts identified and confirm how the issue was resolved.  In addition, the Manager expects that each subadviser will deliver to the Manager, or its appointed vendor, information required for the filing of Form N-PX with the Securities and Exchange Commission.

A copy of the voting policies of each subadviser to the Fund is set forth in Appendix II of this Statement of Additional Information (SAI). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on the Internet at www.irrc.com/prudential and on the Commission’s website at www.sec.gov.

OTHER INFORMATION CONCERNING THE FUND

I. Incorporation and Authorized Stock

The Fund was incorporated under Maryland law on November 15, 1982. As of the date of this SAI, the shares of capital stock are divided into seventy-six classes: Conservative Balanced Portfolio Capital Stock—Class I, Conservative Balanced Portfolio Capital Stock—Class II, Diversified Bond Portfolio Capital Stock—Class I, Diversified Bond Portfolio Capital Stock—Class II, Diversified Conservative Growth Portfolio Capital Stock—Class I, Diversified Conservative Growth Portfolio Capital Stock—Class II, Equity Portfolio Capital Stock—Class I, Equity Portfolio Capital Stock—Class II, Flexible Managed Portfolio Capital Stock—Class I, Flexible Managed Portfolio Capital Stock—Class II, Global Portfolio Capital Stock—Class I, Global Portfolio Capital Stock—Class II, Government Income Portfolio Capital Stock—Class I, Government Income Portfolio Capital Stock—Class II, High Yield Bond Portfolio Capital Stock—Class I, High Yield Bond Portfolio Capital Stock—Class II, Money Market Portfolio Capital Stock—Class I, Money Market Portfolio Capital Stock—Class II, Natural Resources Portfolio Capital Stock—Class I, Natural Resources Portfolio Capital Stock—Class II, Jennison Portfolio Capital Stock—Class I, Jennison Portfolio Capital Stock—Class II, Jennison 20/20 Focus Portfolio Capital Stock—Class I, Jennison 20/20 Focus Portfolio Capital Stock—Class II, Small Capitalization Stock Portfolio Capital Stock—Class I, Small Capitalization Stock Portfolio Capital Stock—Class II, SP Aggressive Growth Asset Allocation Portfolio Capital Stock—Class I, SP Aggressive Growth Asset Allocation Portfolio Capital Stock—Class II, SP AIM Core Equity Portfolio Capital Stock—Class I, SP AIM Core Equity Portfolio Capital Stock—Class II, SP AllianceBernstein Large Cap Growth Portfolio Capital Stock—Class I, SP AllianceBernstein Large Cap Growth Portfolio Capital Stock—Class II,,SP Balanced Asset Allocation Portfolio Capital Stock—Class I, SP Balanced Asset Allocation Portfolio Capital Stock—Class II, SP Conservative Asset Allocation Portfolio Capital Stock—Class I, SP Conservative Asset Allocation Portfolio Capital Stock—Class II, SP Davis Value Portfolio Capital Stock—Class I, SP Davis Value Portfolio Capital Stock—Class II, SP Goldman Sachs Small Cap Value Portfolio Capital Stock—Class I, SP Goldman Sachs Small Cap Value Portfolio Capital Stock—Class II, SP Growth Asset Allocation Portfolio Capital Stock—Class I, SP Growth Asset Allocation Portfolio Capital Stock—Class II, SP Large Cap Value Portfolio Capital Stock—Class I, SP Large Cap Value Portfolio Capital Stock—Class II, SP LSV International Value Portfolio Capital Stock—Class I, SP LSV International Value Portfolio Capital Stock—Class II, SP Mid Cap Growth Portfolio Capital Stock—Class I, SP Mid Cap Growth Portfolio Capital Stock—Class II, SP PIMCO High Yield Portfolio Capital Stock—Class I, SP PIMCO High Yield Portfolio Capital Stock—Class II, SP PIMCO Total Return Portfolio Capital Stock—Class I, SP PIMCO Total Return Portfolio Capital Stock—Class II, SP Prudential U.S. Emerging Growth Portfolio Capital Stock—Class I, SP Prudential U.S. Emerging Growth Portfolio Capital Stock—Class II, SP Small Cap Growth Portfolio Capital Stock—Class I, SP Small Cap Growth Portfolio Capital Stock—Class II,  SP Strategic Partners Focused Growth Portfolio Capital Stock—Class I, SP Strategic Partners Focused Growth Portfolio Capital Stock—Class II, Stock Index Portfolio Capital Stock—Class I, Stock Index Portfolio Capital Stock—Class II, SP William Blair International Growth Portfolio Capital Stock—Class I, SP William Blair International Growth Portfolio Capital Stock—Class II, Value Portfolio Capital Stock—Class I, Value Portfolio Capital Stock—Class II, Zero Coupon Bond 2005 Portfolio Capital Stock—Class I and Zero Coupon Bond 2005 Portfolio Capital Stock—Class II.

Each class of shares of each Portfolio represents an interest in the same assets of the Portfolio and is identical in all respects except that: (1) Class II shares are subject to distribution and administration fees whereas Class I shares are not; (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interest of one class differs from the interests of any class; and (3) each class is offered to a limited group of investors.

The shares of each class, when issued, will be fully paid and non-assessable, will have no conversion or similar rights, and will be freely transferable. Each share of each class is equal as to earnings, assets and voting privileges. Class II bears the expenses related to the distribution of its shares. In the event of liquidation, each share of a Portfolio is entitled to its portion of all of the Portfolio’s assets after all debts and expenses of the Portfolio have been paid. Since Class II shares bear distribution and administration expenses, the liquidation proceeds to Class II shareholders are likely to be lower than to Class I shareholders, whose shares are not subject to any distribution or administration fees.

From time to time, Prudential Financial, Inc. and/or its insurance company affiliates have purchased shares of the Fund to provide initial capital and to enable the Portfolios to avoid unrealistically poor investment performance that might otherwise result because the amounts available for investment are too small. Prudential will not redeem any of its shares until a Portfolio is large enough so that redemption will not have an adverse effect upon investment performance. Prudential will vote its shares in the same manner and in the same proportion as the shares held by the separate accounts that invest in the Fund, which in turn, are generally voted in accordance with instructions from Contract owners.

II. Portfolio Transactions and Brokerage

The Fund has adopted a policy pursuant to which the Fund and its manager, subadvisers, and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Fund shares by directing brokerage transactions to that broker.  The Fund has adopted procedures for the purpose of deterring and detecting any violations of the policy. This policy permits the Fund, the Manager, and the subadvisers to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interests of the Fund and is not influenced by considerations about the sale of Fund shares.

The subadvisers are responsible for overseeing decisions to buy and sell securities, options on securities and indexes, and futures and related options for the Fund. Broker-dealers may receive brokerage commissions on Portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Wachovia Securities LLC (Wachovia Securities), a broker-dealer affiliated with Prudential Financial, Inc., and broker-dealers affiliated with a subadviser.

Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In addition, a subadviser may effect certain “riskless principals” transactions through certain dealers in the over-the-counter market under which “commissions” are paid on such transactions. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Wachovia Securities in any transaction in which Wachovia Securities acts as principal. Thus, it will not deal with Wachovia Securities if execution involves Wachovia Securities’ acting as principal with respect to any part of the Fund’s order.  In addition, the portion of a portfolio managed by a subadviser will not deal in any transaction where an affiliate of the subadviser acts as principal.

Portfolio securities may not be purchased from any underwriting or selling syndicate of which Wachovia Securities, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act) except in accordance with rules of the SEC. In addition, portfolio securities may not be purchased from any underwriting or selling syndicate of which an affiliate of a subadviser for the relevant portion of a Portfolio, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act) except in accordance with SEC rules.  This limitation, in the opinion of the Fund, will not significantly affect the Portfolios’ current ability to pursue their respective investment objectives. However, in the future it is possible that the Fund may under other circumstances be at a disadvantage because of this limitation in comparison to other funds not subject to such a limitation.

In placing orders for portfolio securities of the Fund, a subadviser’s overriding objective is to obtain the best possible combination of price and execution. The subadviser seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the subadvisers may consider in selecting a particular broker, dealer or futures commission merchant firms are: knowledge of negotiated commission rates currently available and other transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the knowledge of the financial stability of the firms; the knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction. The greater a Portfolio’s portfolio turnover (i.e., purchases or sales of securities), the greater the Portfolio’s “other expenses” are likely to be.

When a subadviser selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer-software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of a subadvisers’ investment activities; some of such services, obtained in connection with the execution of transactions for one investment account may be used in managing other accounts, and not all of these services may be used in connection with the Fund.

Wachovia Securities (or a broker-dealer affiliated with the subadviser of the portion of the Portfolio) may act as a securities broker or futures commission merchant for the Fund. In order for Wachovia Securities or such other broker-dealer to effect any transactions for the Portfolios, the commissions received by Wachovia Securities or such other broker-dealer must be reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow Wachovia Securities or such other broker-dealer to receive no more than the remuneration that would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm’s-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the directors who are not “interested” persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Wachovia Securities or such other broker-dealer are consistent with the foregoing standard.

For the years ended December 31, 2004, 2003 and 2002, the Portfolios paid the following amounts in brokerage commissions:

Commissions Paid by the Portfolios

Year Ended December 31, 2004

A.  Aggregate Commissions and Commissions Paid to Prudential Equity Group (PEG)/Wachovia Securities LLC (Wachovia)

Portfolio	Aggregate Commissions	Commissions Paid to PEG/Wachovia	% of Commissions Paid to PEG/Wachovia	% of Dollar Amount of Transactions Involving Commissions Effected Through PEG/Wachovia
Conservative Balanced	$105,365	—	—	—
Diversified Bond	107,478	—	—	—
Diversified Conservative Growth	189,225	$6,656	3.50%	— *
Equity	5,507,616	95,843	1.74%	0.17%
Flexible Managed	3,228,298	—	—	—
Global	2,395,710	25,091	1.05%	1.05%
Government Income	81,553	—	—	—
High Yield Bond	3,414	—	—	—
Jennison	3,613,476	63,873	1.77%	1.16%
Jennison 20/20 Focus	320,217	6,633	2.07%	1.39%
Money Market	—	—	—	—
Natural Resources	615,000	—	—	—
Small Capitalization Stock	39,197	—	—	—
Stock Index	127,823	—	—	—
Value	2,983,052	132,813	4.50%	2.50%
Zero Coupon Bond 2005	—	—	—	—
SP AIM Core Equity	38,335	25	0.07%	— *
SP AllianceBernstein Large Cap Growth	438,028	508	0.12%	0.06%
SP Davis Value	272,405	296	0.10%	0.11%
SP Goldman Sachs Small Cap Value	678,338	774	0.11%	— *
SP Large Cap Value	359,499	5,436	1.51%	0.09%
SP LSV International Value	448,625	—	—	—
SP Mid Cap Growth	147,936	—	—	—
SP PIMCO High Yield	21,252	—	—	—
SP PIMCO Total Return	253,816	—	—	—
SP Small Cap Growth	1,100,964	17,680	1.61%	— *
SP Prudential U.S. Emerging Growth	1,122,087	7,860	0.70%	0.32%
SP Strategic Partners Focused Growth	116,754	1,330	0.82%	0.42%
SP William Blair International Growth	1,021,914	—	—	—
SP Aggressive Growth Asset Allocation	—	—	—	—
SP Balanced Asset Allocation	—	—	—	—
SP Conservative Asset Allocation	—	—	—	—
SP Growth Asset Allocation	—	—	—	—
Total	$25,567,450	$370,351

*Less than .005%

B.  Commissions Paid to Other Affiliated Brokers

Portfolio	Affiliated Broker	Commissions Paid	% of Commissions Paid	% of Dollar Amount of Transactions Involving Commissions Effected Through Broker
Conservative Balanced	—	—	—	—
Diversified Bond	—	—	—	—
Diversified Conservative Growth	—	—	—	—
Equity	—	—	—	—
Flexible Managed	—	—	—	—
Global	—	—	—	—
Government Income	—	—	—	—
High Yield Bond	—	—	—	—
Jennison	—	—	—	—
Jennison 20/20 Focus	—	—	—	—
Money Market	—	—	—	—
Natural Resources	—	—	—	—
Small Capitalization Stock	—	—	—	—
Stock Index	—	—	—	—
Value	—	—	—	—
Zero Coupon Bond 2005	—	—	—	—
SP AIM Core Equity	—	—	—	—
SP AllianceBernstein Large Cap Growth	—	—	—	—
SP Davis Value	—	—	—	—
SP Goldman Sachs Small Cap Value	Goldman Sachs Group	$8,900	1.31%	1.31%
SP Large Cap Value	First Clearing Corp.	489	0.14%	0.01%
SP LSV International Value	—	—	—	—
SP Mid Cap Growth	—	—	—	—
SP PIMCO High Yield	—	—	—	—
SP PIMCO Total Return	—	—	—	—
SP Small Cap Growth	—	—	—	—
SP Prudential U.S. Emerging Growth	—	—	—	—
SP Strategic Partners Focused Growth	—	—	—	—
SP William Blair International Growth	—	—	—	—
SP Aggressive Growth Asset Allocation	—	—	—	—
SP Balanced Asset Allocation	—	—	—	—
SP Conservative Asset Allocation	—	—	—	—
SP Growth Asset Allocation	—	—	—	—
Total		$9,389

Year Ended December 31, 2003

A.  Aggregate Commissions and Commissions Paid to Prudential Securities Incorporated (PSI)/Wachovia Securities LLC (Wachovia)

Portfolio	Aggregate Commissions	Commissions Paid to PSI/Wachovia
Conservative Balanced	—	—
Diversified Bond	$89,830	—
Diversified Conservative Growth	270,826	$120
Equity	6,141,894	70,607
Flexible Managed	2,417,548	—
Global	1,566,728	—
Government Income	175,417	—
High Yield Bond	4,071	—
Jennison	3,069,202	23,216
Jennison 20/20 Focus	253,785	—
Money Market	—	—
Natural Resources	511,701	—
Small Capitalization Stock	72,139	—
Stock Index	115,082	—
Value	4,437,415	—
Zero Coupon Bond 2005	—	—
SP AIM Core Equity	21,133	5
SP AllianceBernstein Large Cap Growth	203,893	—
SP Davis Value	171,401	—
SP Goldman Sachs Small Cap Value	398,301	545
SP Large Cap Value	80,897	325
SP LSV International Value	196,577	—
SP Mid Cap Growth	109,201	—
SP PIMCO High Yield	9,825	—
SP PIMCO Total Return	100,609	—
SP Small Cap Growth	128,441	—
SP Prudential U.S. Emerging Growth	1,182,475	—
SP Strategic Partners Focused Growth	83,033	—
SP William Blair International Growth	592,941	—
SP Aggressive Growth Asset Allocation	—	—
SP Balanced Asset Allocation	—	—
SP Conservative Asset Allocation	—	—
SP Growth Asset Allocation	—	—
Total	$22,542,969	$95,267

B.  Commissions Paid to Other Affiliated Brokers

Portfolio	Affiliated Broker	Commissions Paid
Conservative Balanced	—	—
Diversified Bond	—	—
Diversified Conservative Growth	—	—
Equity	—	—
Flexible Managed	—	—
Global	—	—
Government Income	—	—
High Yield Bond	—	—
Jennison	—	—
Jennison 20/20 Focus	—	—
Money Market	—	—
Natural Resources	—	—
Small Capitalization Stock	—	—
Stock Index	—	—
Value	—	—
Zero Coupon Bond 2005	—	—
SP AIM Core Equity	—	—
SP AllianceBernstein Large Cap Growth	—	—
SP Davis Value	—	—
SP Goldman Sachs Small Cap Value	Fidelity Capital Markets National Financial Services Co.	$10,734
SP Large Cap Value	Fidelity Capital Markets National Financial Services Co.	986
SP LSV International Value	—	—
SP Mid Cap Growth	—	—
SP PIMCO High Yield	—	—
SP PIMCO Total Return	—	—
SP Small Cap Growth	—	—
SP Prudential U.S. Emerging Growth	—	—
SP Strategic Partners Focused Growth	Sanford C. Bernstein	165
SP William Blair International Growth	—	—
SP Aggressive Growth Asset Allocation	—	—
SP Balanced Asset Allocation	—	—
SP Conservative Asset Allocation	—	—
SP Growth Asset Allocation	—	—
Total		$11,885

Year Ended December 31, 2002

A. Aggregate Commissions and Commissions Paid to Prudential Securities Incorporated (PSI)

Portfolio	Aggregate Commissions	Commissions Paid to PSI
Conservative Balanced	$281,528	—
Diversified Bond	135,196	—
Diversified Conservative Growth	307,645	—
Equity	7,130,497	$21,542
Flexible Managed	3,103,492	—
Global	1,896,261	—
Government Income	53,587	—
High Yield Bond	—	—
Jennison	4,396,637	294,422
Jennison 20/20 Focus	186,990	—
Money Market	—	—
Natural Resources	693,083	—
Small Capitalization Stock	147,866	—
Stock Index	271,520	—
Value	3,651,334	—
Zero Coupon Bond 2005	—	—
SP AIM Core Equity	32,373	245
SP AllianceBernstein Large Cap Growth	101,705	—
SP Davis Value	156,436	2,210
SP Goldman Sachs Small Cap Value	232,789	—
SP Large Cap Value	66,405	—
SP LSV International Value	178,707	—
SP Mid Cap Growth	122,353	—
SP PIMCO High Yield	10,738	—
SP PIMCO Total Return	32,226	—
SP Small Cap Growth	42,591	—
SP Prudential U.S. Emerging Growth	605,353
SP Strategic Partners Focused Growth	43, 576	—
SP William Blair International Growth	291,509	—
SP Aggressive Growth Asset Allocation	—	—
SP Balanced Asset Allocation	—	—
SP Conservative Asset Allocation	—	—
SP Growth Asset Allocation	—	—
Total	$24,263,363	$318,552

B. Commissions Paid to Other Affiliated Brokers

Portfolio	Affiliated Broker	Commissions Paid
SP Large Cap Value	Fidelity Investments	$709
SP Goldman Sachs Small Cap Value	Fidelity Investments	6,843
Total		$7,552

III. Taxation of the Fund

The Fund intends to qualify as regulated investment company under Subchapter M of the Internal Code of 1986, as amended (the Code). The Fund generally will not be subject to federal income tax to the extent it distributes to shareholders its net investment income and net capital gains in the manner required by the Code. There is a 4% excise tax on the undistributed income and capital gains of a regulated investment company that is not excepted from this provision under Internal Revenue Code Section 4982(f). If applicable, each Portfolio intends to employ practices that will eliminate or minimize this excise tax.

Federal tax law requires that the assets underlying variable contracts, including the Fund, meet certain diversification requirements. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the GNMA) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. Alternatively each Portfolio will be diversified if it satisfies the required test for regulated investment companies under Internal Revenue Code Section 851(b)(4), and no more then 55% of the Fund’s assets are attributable to cash, cash items (including receivables), government securities and securities of other regulated investment companies.

Some foreign securities purchased by the Portfolios may be subject to foreign taxes which could reduce the return on those securities.

This is a general and brief summary of the tax laws and regulations applicable to the Fund. The law and regulations may change. You should consult your Contract prospectus for more information about the tax rules applicable to you as a contract owner.  In addition, you should consult a tax adviser for complete information and advice.

IV.                                Disclosure of Portfolio Holdings

The portfolio holdings of the Fund’s portfolios are made public, as required by law, in its annual and semi-annual report.  These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant period.  In addition, as required by law, the Fund’s portfolio holdings as of its first and third fiscal quarter ends are reported to the SEC within 60 days after the end of the Fund’s first and third fiscal quarters.

When authorized by the Chief Compliance Officer of the Fund and an officer of the Fund, portfolio holdings information may be disseminated more frequently or at different periods than those described above to intermediaries that distribute shares of the Fund, third-party providers of auditing, custody, proxy voting and other services for the Fund, rating and ranking organizations, and certain affiliated persons of the Fund, as described below.  The procedures used to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:

1.               A request for release of the holdings of the Fund’s portfolios shall be prepared setting forth a legitimate business purpose for such release which shall specify the Portfolio(s), the terms of such release and frequency (e.g., level of detail staleness).  Such request shall address whether there are any conflicts of interest between the Fund and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interests of the shareholders of the Fund.

2.               The request shall be forwarded to the Chief Compliance Officer of the Fund, or his delegate, for review and approval.

3.               A confidentiality agreement in the form approved by an officer of the Fund must be executed with the recipient of the holdings information.

4.               An officer of the Fund shall approve the release agreement.  Copies of the release and agreement shall be sent to PI’s law department.

5.               Written notification of the approval shall be sent by such officer to PI’s Fund Administration Department to arrange the release of holdings information.

6.               PI’s Fund Administration Department shall arrange for the release of holdings information by the Custodian Banks.

As of the date of this Statement of Additional Information, the Fund will provide:

1.               Traditional External Recipients / Vendors

•                  Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day.

•                  Full holdings on a daily basis to the Fund’s subadviser, custodian, sub-custodians (if any) and Accounting Agents at the end of each day.

•                  Full holdings to the Fund’s independent registered public accounting firm as soon as practicable following the Fund’s fiscal year-end or on an as-needed basis.

•                  Full holdings to financial printers as soon as practicable following the end of the Fund’s quarterly, semi and annual period-ends.

2.               Analytical Service Providers

•                  All Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund’s fiscal quarter-end.

•                  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day.

•                  Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information.  Such arrangements will be monitored on an ongoing basis and will be reviewed by the Fund’s Chief Compliance Officer and PI’s Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions.  All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

The Board of Directors of the Fund has approved PI’s Policy for the Dissemination of Portfolio Holdings.  The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure.  The Board has delegated oversight of the Fund’s disclosure of portfolio holdings to the Chief Compliance Officer.

There can be no assurance that the Fund’s policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.

V. Custodian and Transfer Agent

State Street Bank and Trust Company (State Street), 801 Pennsylvania, Kansas City, MO 64105, is the custodian of the assets held by all the Portfolios. State Street is also the custodian of the assets held in connection with repurchase agreements entered into by the Portfolios, and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system of the Federal Reserve Bank with respect to securities held by these Portfolios. State Street employs subcustodians, for the purpose of providing custodial service for the Fund’s foreign assets held outside the United States.

The Board of Directors of the Fund has approved the appointment of new custodians for the Portfolios and the termination of the existing custody agreement between the Fund and State Street.  The new custodians are expected to commence custody services for each of the Portfolios of the Fund on or before December 31, 2005.  On or before December 31, 2005, PFPC, Inc.(PFPC), 103 Bellevue Parkway, Wilmington, DE 19809, is expected to become custodian of the assets of all Portfolios subadvised by subadvisers who are not affiliated with PI.  On or before December 31, 2005, The Bank of New York (BONY), One Wall Street, New York, NY 10286, is expected to become custodian of the assets of all Portfolios subadvised by subadvisers who are affiliated with PI.

The transfer agent for the Fund is Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. For performance by PMFS pursuant to the Transfer Agency and Service Agreement, the Fund pays to PMFS an annual fee of $125,000 and certain out-of-pocket expenses including, but not limited to; postage, stationery, printing, allocable communication costs, microfilm or microfiche, and expenses incurred at the specific direction of the Fund.

VI. Independent Registered Public Accounting Firm

The financial statements of the Fund as of December 31, 2004 incorporated by reference in this statement of additional information have been so incorporated in reliance on the report of KPMG LLP, independent registered public accounting firm.  KPMG LLP’s principal business address is 757 Third Avenue, New York, NY 10017

VII. Licenses

As part of the Investment Advisory Agreement, PI has granted the Fund a royalty-free, non-exclusive license to use the words “The Prudential” and “Prudential” and its registered service mark of a rock representing the Rock of Gibraltar. However, PI may terminate this license if PI or a company affiliated with it ceases to be the Fund’s investment adviser. PI may also terminate the license for any other reason upon 60 days’ written notice; but, in this event, the Investment Advisory Agreement shall also terminate 120 days following receipt by the Fund of such notice, unless a majority of the outstanding voting securities of the Fund vote to continue the Agreement notwithstanding termination of the license.

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s (S&P). S&P makes no representation or warranty, express or implied, to Contract owners or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index or the S&P SmallCap 600 Index to track general stock market performance. S&P’s only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index. The S&P 500 Index and the S&P SmallCap 600 Index are determined, composed and calculated by S&P without regard to the Fund, the Stock Index Portfolio or the Small Capitalization Stock Portfolio. S&P has no obligation to take the needs of the Fund or the Contract owners into consideration in determining, composing or calculating the S&P 500 Index or the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund shares or the timing of the issuance or sale of those shares or in the determination or calculation of the equation by which the shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund shares.

S&P Does Not Guarantee The Accuracy And/Or The Completeness Of The S&P 500 Index, The S&P Smallcap 600 Index Or Any Data Included Therein And S&P Shall Have No Liability For Any Errors, Omissions, Or Interruptions Therein. S&P Makes No Warranty, Express Or Implied As To Results To Be Obtained By The Fund, Contract Owners, Or Any Other Person Or Entity From The Use Of The S&P 500 Index, The S&P Smallcap 600 Index Or Any Data Included Therein. S&P Makes No Express Or Implied Warranties, And Expressly Disclaims All Warranties Of Merchantability Or Fitness For A Particular Purpose Or Use With Respect To The S&P 500 Index, The S&P Smallcap 600 Index Or Any Data Included Therein. Without Limiting Any Of The Foregoing, In No Event Shall S&P Have Any Liability For Any Special, Punitive, Indirect, Or Consequential Damages (Including Lost Profits), Even If Notified Of The Possibility Of Such Damages.

VIII. Portfolio Reorganizations

On or about April 29, 2005, the Fund effected reorganizations of several of its Portfolios.  In particular, the SP Technology Portfolio was combined into the SP Prudential Emerging Growth Portfolio, the SP AIM Aggressive Growth Portfolio was combined into the SP Mid Cap Growth Portfolio, and the SP MFS Capital Opportunities Portfolio was combined into the Equity Portfolio.  As a result of the reorganization, the SP Technology Portfolio, the SP AIM Aggressive Growth Portfolio, and the SP MFS Capital Opportunities Portfolio no longer exist, and investments in the former Portfolios became investments in the surviving Portfolios.

MANAGEMENT OF THE FUND

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex” consists of the Fund and any other investment companies managed by PI.

Independent Directors

Name, Address** and Age	Position With Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****
Saul K. Fenster, Ph.D. 72	Director	Since 1983

President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; Director (since 1998) Society of Manufacturing Engineering Education Foundation, Director (since 1995) of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.

				81	Member (since 2000), Board of Directors of IDT Corporation.

Delayne Dedrick Gold 66	Director	Since 2001	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	85

Julian A. Lerner 80	Director Emeritus	Since 2003	Senior Vice President and Portfolio Manager (1986-1995); AIM Charter Fund and AIM Summit Fund.	78

W. Scott McDonald, Jr. 68	Vice Chairman and Director	Since 1983	Management Consultant (since 1997) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly, principal (1995-1997), Scott McDonald & Associates, Chief Operating Officer (1991-1995), Fairleigh Dickinson University, Executive Vice President and Chief Operating Officer (1975-1991), Drew University, interim President (1988-1990), Drew University and former Director of School, College and University Underwriters Ltd.	81

Thomas T. Mooney 63	Chairman and Director	Since 2001	Chief Executive Officer, the Rochester Business Alliance, formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive; Director of Blue Cross of Rochester and Executive Service Corps of Rochester; Director of the Rochester Individual Practice Association; Director of Rural Metro Ambulance Rochester (since 2003); Vice President and Director of Hi-tech of Rochester.	81	Director (since 1988) of The High Yield Plus Fund, Inc.

Thomas M. O’Brien 54	Director	Since 2003	President and Chief Executive Officer (since May 2000) of Atlantic Bank of New York; Vice Chairman (January 1997-April 2000) of North Fork Bank; President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank.	78	Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; Director (since May 2000) of Atlantic Bank of New York.

John A. Pileski 65	Director	Since 2003	Retired since June 2000; Tax Partner (July 1974-June 2000) of KPMG, LLP.	78	Director (since April 2001) of New York Community Bank.

F. Don Schwartz 69	Director	Since 2003	Management Consultant (since April 1985).	78	—

Interested Directors

Name, Address** and Age	Position With Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****
*David R. Odenath, Jr. 48	President and Director	Since 1999

President of Prudential Annuities (since August 2002); Executive Vice President (since May 2003) of American Skandia Investment Services, Inc; Chief Executive Officer and Director (since May 2003) of American Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (since May 2003) of American Skandia Marketing, Inc.; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (1999-2003) of PI; Senior Vice President (since June 1999) of Prudential; formerly Senior Vice President (August 1993-May 1999) of PaineWebber Group, Inc.

				79	—

*Robert F. Gunia 58	Vice President and Director	Since 2001

Chief Administrative Officer (since June 1999) of Prudential Investments LLC (PI); Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC;  formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (Prudential Securities).

			179	Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers

Name, Address** and Age	Position With Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years
Grace C. Torres 45	Treasurer and Principal Financial and Accounting Officer	Since 1997

Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Jonathan D. Shain 46	Secretary	Since 2001

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.;  formerly Attorney with Fleet Bank, N.A. (January 1997-July 1998).

William V. Healey 51	Chief Legal Officer	Since 2004

Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.; Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus; Assistant Secretary (since June 2004) of The Asia Pacific Fund, Inc.

Lee D. Augsburger 45	Chief Compliance Officer	Since 2004

Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential

Name, Address** and Age	Position With Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years
Insurance Company of America.

Maryanne Ryan 40	Anti-Money Laundering Compliance Officer	Since 2002

Vice President, Prudential (since November 1998), First Vice President Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Helene Gurian 51	Acting Anti-Money Laundering Compliance Officer	Since 2004

Vice President, Prudential (since July 1997). Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (2002-present) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

*                          “Interested” Director, as defined in the Investment Company Act, by reason of employment with the Manager (as defined below), and/or the Distributor (as defined below).

**                   Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

***            There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows how long they have served as Director and/or Officer.

****     This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act.

The Fund has Directors who oversee the actions of the Fund’s Manager, each subadviser and Distributor, and decide upon matters of general policy. The Directors also review the actions of the Fund’s Officers, who conduct and supervise the daily business operations of the Fund.

Directors and Officers of the Fund are also trustees, directors and officers of some or all of the other investment companies advised by the Fund’s Manager and distributed by PIMS.

The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Interested Directors of the Fund.

Standing Board Committees

The Board has established three standing committees in connection with governance of the Fund:  Audit, Governance and Valuation, as described below:

Audit Committee

The Audit Committee of the Board of Directors consists of Mr. Pileski (Chair), Mr. O’Brien and Ms. Gold. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund’s independent registered public accounting firm, accounting policies and procedures, and other areas relating to each Fund’s auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Fund.  The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund.  The scope of the Audit Committee’s responsibility is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The independent registered public accounting firm is responsible to the Board and the Audit Committee. The Audit Committee met four times during the fiscal year ended December 31, 2004.

Governance Committee

The Governance Committee of the Board of Directors is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices.  The members of the Governance Committee are Mr. Fenster (Chair), Mr. McDonald, Mr. Schwartz, and Mr. Mooney (ex officio).  The Board has determined that each member of the Governance Committee is not an “interested person” as defined in the Investment Company Act of 1940.  The Governance Committee met two times during the fiscal year ended December 31, 2004.  The Governance Committee Charter is available on the Fund’s website at www.prudential.com.

Selection of Director Nominees:  The Governance Committee is responsible for considering director nominees at such times as it considers electing new directors to the Board.  The Governance Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations.  The Governance Committee has not established specific, minimum qualifications that it believes must be met by a director nominee.  In evaluating director nominees, the Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual is would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules.  The Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.  There are no differences in the manner in which the Governance Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Mr. Mooney) or the Chair of the Governance Committee (Mr. Fenster), in either case c/o The Prudential Series Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176.  At a minimum, the recommendation should include:

•                  the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•                  a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•                  any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated;

•                  the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

•                  the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940.  In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

Before the Governance Committee decides to nominate an individual as a director, Committee members and other directors customarily interview the individual in person.  In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a director of a registered investment company.

Shareholder Communications with Directors:  Shareholders of the Fund can communicate directly with the Board of Directors by writing to the Chair of the Board, c/o The Prudential Series Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176.  Shareholders can communicate directly with an individual director by writing to that director at P.O. Box 13964, Philadelphia, PA 19176.  Such communications to the Board or individual directors are not screened before being delivered to the addressee.

Valuation Committee

The Valuation Committee consists of at least two Board members or an officer of the Fund and one Board member (in both instances the Valuation Committee may include employees of the Manager who may constitute a majority of the Valuation Committee).  The Valuation Committee supervises the valuation of the Fund’s portfolio securities and other assets and meets on an as-needed basis. The Valuation Committee met four times during the fiscal year ended December 31, 2004.

Directors’ Compensation

The Fund pays each of its Directors who is not an affiliated person of the Manager or the Subadvisers annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the committees may receive additional compensation. The amount of compensation paid to each Independent Director may change as result of the creation of additional funds upon whose Boards the Directors may be asked to serve.

Independent Directors may defer receipt of their Directors’ fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues daily the amount of Director’s fees which, in turn, accrues interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any Prudential mutual fund chosen by the Director. The Fund’s obligation to make payments of deferred Directors’ fees, together with interest thereon, is a general obligation of the Fund.

The Fund has no retirement or pension plan for its Directors.

The following tables sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 2004 to the Independent Directors. The table also shows aggregate compensation paid to those Directors for service on the Fund’s Board and the Board of any other investment companies managed by PI (the Fund Complex), for the calendar year ended December 31, 2004.

Compensation Table

Name and Position (1)	Aggregate Compensation From Fund	Aggregate Compensation from Fund and Fund Complex
Saul K. Fenster, Ph.D.—Director	88,149	178,667 (4/75	)*
Delayne Dedrick Gold—Director	90,942	207,000 (3/74	)*
Julian A. Lerner—Director Emeritus	—	160,000 (3/74	)*
W. Scott McDonald, Jr.—Director **	92,054	185,333 (4/75	)*
Thomas T. Mooney—Director**	94,000	202,083 (4/75	)*
Thomas M. O’Brien—Director	89,833	178,000 (3/74	)*
John A. Pileski—Director	93,170	183,000 (3/74	)*
F. Don Schwartz—Director	87,308	172,583 (3/74	)*

(1)               Interested Directors do not receive compensation from the Fund or any fund in the Fund Complex.

*                      Indicates number of funds/portfolios in Fund Complex (including the Portfolios) to which aggregate compensation relates.

**               Although the last column shows the total amount earned by Directors from the Fund Complex during the calendar year ended December 31, 2004, such compensation was deferred at the election of the Directors, in total or in part, under the Fund’s deferred fee agreement. Including accrued interest and the selected Prudential Fund’s rate of return for the year ended December 31, 2004, on amounts deferred through December 31, 2004, the total amount of compensation for the year amounted to $194,617 and $264,811 for Messrs. McDonald and Mooney, respectively.

The following tables set forth the dollar range of equity securities in the Fund beneficially owned by a Director, and, on aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex as of December 31, 2004.

Director Share Ownership Table

Independent Directors

Name of Director	Dollar Range of Securities in the Fund	Aggregate Dollar Range of Securities in All Registered Investment Companies Overseen By Director in Fund Complex
Saul K. Fenster	—	$50,001- 100,000
Delayne Dedrick Gold	—	over $100,000
Julian A. Lerner	—	None
W. Scott McDonald, Jr.	—	over $100,000
Thomas T. Mooney	—	over $100,000
Thomas M. O’Brien	—	None
John A. Pileski	—	None
F. Don Schwartz		$50,001- 100,000

Interested Directors

Robert F. Gunia	—	over $100,000
David R. Odenath, Jr.	—	over $100,000

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 8, 2004, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of beneficial interest of the Fund.

As of April 8, 2004, the owners, directly or indirectly or more than 5% of the outstanding shares of beneficial interest of any Portfolio of the Fund were as follows:

Pru Series funds: 04-08-2005	SHAREHOLDERS THAT OWN 5% OR MORE OF THE FUND
FUND # & NAME	Total Shares by Fund	ACCOUNT	STREET ADDRESS	CITY, STATE & ZIP	SHARES OWNED
600 - MONEY MARKET	91,659,180.719	PRU PDISC	213 Washington Street	Newark NJ 07102	4,780,191
600 - MONEY MARKET		PRU QVIP	213 Washington Street	Newark NJ 07102	4,574,708
600 - MONEY MARKET		PLAZ DISCB	213 Washington Street	Newark NJ 07102	12,949,434
600 - MONEY MARKET		PLNJ PSIII	213 Washington Street	Newark NJ 07102	8,821,260
600 - MONEY MARKET		PLAZ PSELI	213 Washington Street	Newark NJ 07102	4,775,501
600 - MONEY MARKET		PLAZ PSIII	213 Washington Street	Newark NJ 07102	4,629,659

601 - DIVERSIFIED BOND	111,207,486.124	PRU PDISC	213 Washington Street	Newark NJ 07102	5,605,982
601 - DIVERSIFIED BOND		PRU QVIP	213 Washington Street	Newark NJ 07102	7,670,396
601 - DIVERSIFIED BOND		PRU PVAL 60	213 Washington Street	Newark NJ 07102	9,419,537
601 - DIVERSIFIED BOND		PLAZ VAL	213 Washington Street	Newark NJ 07102	7,552,278
601 - DIVERSIFIED BOND		PLAZ DISCB	213 Washington Street	Newark NJ 07102	36,314,131
601 - DIVERSIFIED BOND		PRU PVAL 90	213 Washington Street	Newark NJ 07102	6,583,772

602 - GOV’T INCOME	35,520,501.664	PRU PVAL 90	213 Washington Street	Newark NJ 07102	3,597,486
602 - GOV’T INCOME		PRU PDISC	213 Washington Street	Newark NJ 07102	4,837,677
602 - GOV’T INCOME		VCA 24	30 Scranton Office Park	Scranton PA 18507	3,539,379
602 - GOV’T INCOME		PRU QVIP	213 Washington Street	Newark NJ 07102	4,918,412
602 - GOV’T INCOME		PRU PVAL 60	213 Washington Street	Newark NJ 07102	5,340,596
602 - GOV’T INCOME		PRU VIP	213 Washington Street	Newark NJ 07102	2,959,202
602 - GOV’T INCOME		PLAZ PSELI	213 Washington Street	Newark NJ 07102	5,614,251
602 - GOV’T INCOME		PLAZ VAL	213 Washington Street	Newark NJ 07102	2,157,788

604 - ZERO COUPON 2005	4,772,016.389	PRU PVAL 90	213 Washington Street	Newark NJ 07102	927,199
604 - ZERO COUPON 2005		PRU PVAL 60	213 Washington Street	Newark NJ 07102	1,697,248
604 - ZERO COUPON 2005		PLAZ PSELI	213 Washington Street	Newark NJ 07102	2,007,140

605 - CONS BALANCED	194,475,495.578	PRU PVAL 90	213 Washington Street	Newark NJ 07102	3,984,529
605 - CONS BALANCED		PRU PDISC	213 Washington Street	Newark NJ 07102	16,777,220
605 - CONS BALANCED		PRU PVAL 60	213 Washington Street	Newark NJ 07102	32,996,433
605 - CONS BALANCED		PRU VIP	213 Washington Street	Newark NJ 07102	11,191,168
605 - CONS BALANCED		PLAZ VAL	213 Washington Street	Newark NJ 07102	33,765,472
605 - CONS BALANCED		PRU QVIP	213 Washington Street	Newark NJ 07102	27,067,917

606 - FLEX MANAGED	218,778,077.508	PRU PVAL 90	213 Washington Street	Newark NJ 07102	33,355,554
606 - FLEX MANAGED		PRU QVIP	213 Washington Street	Newark NJ 07102	27,097,733
606 - FLEX MANAGED		PRU PVAL 60	213 Washington Street	Newark NJ 07102	34,587,100
606 - FLEX MANAGED		PLAZ VAL	213 Washington Street	Newark NJ 07102	58,774,009
606 - FLEX MANAGED		PLNJ VAL	213 Washington Street	Newark NJ 07102	12,639,830
606 - FLEX MANAGED		PRU PDISC	213 Washington Street	Newark NJ 07102	9,275,317

607 - HIGH YIELD	295,719,300.295	PLAZ DISCB	213 Washington Street	Newark NJ 07102	40,731,294
607 - HIGH YIELD		PLAZ VUL	213 Washington Street	Newark NJ 07102	122,821,019
607 - HIGH YIELD		PLNJ VAL	213 Washington Street	Newark NJ 07102	46,110,209
607 - HIGH YIELD		PLNJ PSIII	213 Washington Street	Newark NJ 07102	33,062,307

608 - STOCK INDEX	106,728,743.720	PRU PVAL 90	213 Washington Street	Newark NJ 07102	10,021,684

608 - STOCK INDEX		VCA 24	30 Scranton Office Park	Scranton PA 18507	9,660,311
608 - STOCK INDEX		PRU QVIP	213 Washington Street	Newark NJ 07102	8,168,721
608 - STOCK INDEX		PRU PVAL 60	213 Washington Street	Newark NJ 07102	25,043,286
608 - STOCK INDEX		PLAZ DISCB	213 Washington Street	Newark NJ 07102	14,445,092
608 - STOCK INDEX		PLAZ VAL	213 Washington Street	Newark NJ 07102	5,650,524

609 - VALUE	79,071,440.110	PRU PVAL 90	213 Washington Street	Newark NJ 07102	9,088,381
609 - VALUE		PRU PDISC	213 Washington Street	Newark NJ 07102	9,416,388
609 - VALUE		PRU QVIP	213 Washington Street	Newark NJ 07102	8,343,157
609 - VALUE		PRU PVAL 60	213 Washington Street	Newark NJ 07102	17,439,764
609 - VALUE		PLAZ DISCB	213 Washington Street	Newark NJ 07102	14,630,729
609 - VALUE		PLAZ VAL	213 Washington Street	Newark NJ 07102	4,671,922

610 - EQUITY	181,200,829.202	PRU PDISC	213 Washington Street	Newark NJ 07102	11,243,396
610 - EQUITY		VCA 24	30 Scranton Office Park	Scranton PA 18507	10,863,360
610 - EQUITY		PRU QVIP	213 Washington Street	Newark NJ 07102	19,067,375
610 - EQUITY		PRU PVAL 60	213 Washington Street	Newark NJ 07102	36,173,238
610 - EQUITY		PLAZ DISCB	213 Washington Street	Newark NJ 07102	14,122,547
610 - EQUITY		PLAZ VAL	213 Washington Street	Newark NJ 07102	28,192,090
610 - EQUITY		PRU PVAL 90	213 Washington Street	Newark NJ 07102	25,917,070

611 - JENNISON	112,090,994.518	PRU PVAL 90	213 Washington Street	Newark NJ 07102	7,157,739
611 - JENNISON		PRU QVIP	213 Washington Street	Newark NJ 07102	7,892,722
611 - JENNISON		PRU PVAL 60	213 Washington Street	Newark NJ 07102	16,530,910
611 - JENNISON		PLAZ DISCB	213 Washington Street	Newark NJ 07102	23,685,791
611 - JENNISON		SP: Growth Asset Allocation Portfolio	100 Mulberry Street Gateway Center 3 9th Floor	Newark NJ 07102	7,763,794
611 - JENNISON		SP: Growth Asset Allocation Portfolio	100 Mulberry Street Gateway Center 3 9th Floor	Newark NJ 07102	8,279,529

612 - SMALL CAP	36,070,615.595	PRU PVAL 90	213 Washington Street	Newark NJ 07102	3,667,239
612 - SMALL CAP		PRU PDISC	213 Washington Street	Newark NJ 07102	3,350,790
612 - SMALL CAP		PRU QVIP	213 Washington Street	Newark NJ 07102	4,702,103
612 - SMALL CAP		PRU PVAL 60	213 Washington Street	Newark NJ 07102	9,963,529
612 - SMALL CAP		PLAZ DISCB	213 Washington Street	Newark NJ 07102	5,068,491
612 - SMALL CAP		PLAZ VAL	213 Washington Street	Newark NJ 07102	3,230,930

613 - GLOBAL	44,747,113.913	PRU PVAL 90	213 Washington Street	Newark NJ 07102	3,389,259
613 - GLOBAL		PRU PDISC	213 Washington Street	Newark NJ 07102	4,116,470
613 - GLOBAL		VCA 24	30 Scranton Office Park	Scranton PA 18507	3,481,959
613 - GLOBAL		PRU QVIP	213 Washington Street	Newark NJ 07102	4,639,097
613 - GLOBAL		PRU PVAL 60	213 Washington Street	Newark NJ 07102	12,282,581
613 - GLOBAL		PLAZ DISCB	213 Washington Street	Newark NJ 07102	4,592,542
613 - GLOBAL		PLAZ VAL	213 Washington Street	Newark NJ 07102	2,584,504

614 - NATURAL RESOURCES	21,725,269.808	PRU PVAL 90	213 Washington Street	Newark NJ 07102	4,471,389
614 - NATURAL RESOURCES		PRU PDISC	213 Washington Street	Newark NJ 07102	2,289,584
614 - NATURAL RESOURCES		PRU QVIP	213 Washington Street	Newark NJ 07102	3,279,795
614 - NATURAL RESOURCES		PRU PVAL 60	213 Washington Street	Newark NJ 07102	6,520,339
614 - NATURAL RESOURCES		PLAZ VAL	213 Washington Street	Newark NJ 07102	2,655,874
614 - NATURAL RESOURCES		PLAZ DISCB	213 Washington Street	Newark NJ 07102	4,874,587

615 - 20/20 FOCUS	5,509,595.974	PLAZ DISCB	213 Washington Street	Newark NJ 07102	4,874,587
615 - 20/20 FOCUS		PLNJ DISCSL	213 Washington Street	Newark NJ 07102	478,470

616 - CONS GROWTH	14,650,633.038	PLAZ DISCB	213 Washington Street	Newark NJ 07102	13,642,448
616 - CONS GROWTH		PLNJ DISCSL	213 Washington Street	Newark NJ 07102	755,874

626 - VALUE CLASS 2	147,096.793	HARTFORD LIFE INS	P.O. BOX 2999	Hartford CT 06104	47,181
626 - VALUE CLASS 2		HARTFORD LIFE & ANNUITY	P.O. BOX 2999	Hartford CT 06104	61,374
626 - VALUE CLASS 2		SEP ACCT OF PACIFIC LIFE INS	700 Newport Center Drive	Newport Beach CA 92660	38,541

627 - EQUITY CLASS 2	55,942.850	GREAT WEST LIFE	8515 E Orchard Road 2T2	Englewood CO 8011	43,853
627 - EQUITY CLASS 2		FIRST GREAT WEST LIFE	8515 E Orchard Road 2T2	Englewood CO 8011	12,089

628 - JENNISON CLASS 2	4,578,325.764	OHIO NATIONAL LIFE INS	PO BOX 237	Cincinnati OH 45201	435,996
628 - JENNISON CLASS 2		INGUSA ANNUNITY & LIFE	1475 Dunwoody Dr	West Chester PA 19380	3,627,734

632 - 20/20 FOCUS CLASS 2	9,406,004.167	ALLIANZ LIFE INS	5701 Golden Hills Dr	Minneapolis MN 55416	7,993,782
632 - 20/20 FOCUS CLASS 2		OHIO NATIONAL LIFE INS	PO Box 237	Cinninnati OH 45201	1,028,342

638 - SP AGG GRTH ASSET ALLOC	17,204,777.072	PLAZ DISCB	213 Washington Street	Newark NJ 07102	956,133
638 - SP AGG GRTH ASSET ALLOC		PLAZ VULII	213 Washington Street	Newark NJ 07102	863,729
638 - SP AGG GRTH ASSET ALLOC		SPAO ENHANCED III (BASE BONUS)	213 Washington Street	Newark NJ 07102	2,605,488
638 - SP AGG GRTH ASSET ALLOC		SPAO ENHANCED III (STEP UP BONUS)	213 Washington Street	Newark NJ 07102	3,075,345
638 - SP AGG GRTH ASSET ALLOC		SPAO ENHANCED III (ROLLUP BONUS)	213 Washington Street	Newark NJ 07102	940,180
638 - SP AGG GRTH ASSET ALLOC		SPAO ENHANCED III (ROLLUP/STEP NON-BONUS)	213 Washington Street	Newark NJ 07102	966,621

639 - SP AIM AGG GRTH	4,849,520.846	PLAZ VUL	213 Washington Street	Newark NJ 07102	287,897
639 - SP AIM AGG GRTH		SP: NON EXCHANGE 3	213 Washington Street	Newark NJ 07102	358,636
639 - SP AIM AGG GRTH		SPAO ENHANCED III (BASE BONUS)	213 Washington Street	Newark NJ 07102	406,335
639 - SP AIM AGG GRTH		SPAO ENHANCED III (ROLLUP BONUS)	213 Washington Street	Newark NJ 07102	259,655
639 - SP AIM AGG GRTH		SPAO ENHANCED III (ROLLUP/STEP UP)	213 Washington Street	Newark NJ 07102	536,098
639 - SP AIM AGG GRTH		PLAZ VULII	213 Washington Street	Newark NJ 07102	500,329
639 - SP AIM AGG GRTH		PLAZ SPSEL	213 Washington Street	Newark NJ 07102	337,269

640 - SP AIM GROWTH INCOME	4,510,431.713	SP NON EXCH 3	213 Washington Street	Newark NJ 07102	550,803
640 - SP AIM GROWTH INCOME		SP NON EXCH 1	213 Washington Street	Newark NJ 07102	379,564
640 - SP AIM GROWTH INCOME		SP NON EXCH 2	213 Washington Street	Newark NJ 07102	291,022
640 - SP AIM GROWTH INCOME		PLAZ SPSEL	213 Washington Street	Newark NJ 07102	410,403

640 - SP AIM GROWTH INCOME		PLAZ VULII	213 Washington Street	Newark NJ 07102	270,281
640 - SP AIM GROWTH INCOME		SPAO ENHANCED III (BASE BONUS)	213 Washington Street	Newark NJ 07102	276,417
640 - SP AIM GROWTH INCOME		SPAO ENHANCED III (ROLLUP/STEP UP BONUS)	213 Washington Street	Newark NJ 07102	437,024

641 - SP ALLIANCE LG CAP GRTH	9,993,839.911	PLAZ SPSEL	213 Washington Street	Newark NJ 07102	732,560
641 - SP ALLIANCE LG CAP GRTH		SP NON EXCH 3	213 Washington Street	Newark NJ 07102	828,692
641 - SP ALLIANCE LG CAP GRTH		SP NON EXCH 1	213 Washington Street	Newark NJ 07102	628,298
641 - SP ALLIANCE LG CAP GRTH		SP NON EXCH 2	213 Washington Street	Newark NJ 07102	633,286
641 - SP ALLIANCE LG CAP GRTH		PLAZ VULII	213 Washington Street	Newark NJ 07102	785,491
641 - SP ALLIANCE LG CAP GRTH		SPAO ENHANCED III (BASE BONUS)	213 Washington Street	Newark NJ 07102	831,007
641 - SP ALLIANCE LG CAP GRTH		SPAO ENHANCED III (ROLLUP/STEP UP BONUS)	213 Washington Street	Newark NJ 07102	1,026,774

642 - SP ALLIANCE TECH PORT	5,807,758.057	PLAZ DISCB	213 Washington Street	Newark NJ 07102	473,966
642 - SP ALLIANCE TECH PORT		SP NON EXCH 3	213 Washington Street	Newark NJ 07102	446,003
642 - SP ALLIANCE TECH PORT		PLAZ VULII	213 Washington Street	Newark NJ 07102	492,475
642 - SP ALLIANCE TECH PORT		SPAO ENHANCED III (BASE BONUS)	213 Washington Street	Newark NJ 07102	499,423
642 - SP ALLIANCE TECH PORT		SPAO ENHANCED III (ROLLUP/STEP UP BONUS)	213 Washington Street	Newark NJ 07102	989,880

643 - SP BALANCE ASSET ALLOC	89,828,953.518	PLAZ DISCB	213 Washington Street	Newark NJ 07102	6,883,311
643 - SP BALANCE ASSET ALLOC		PLAZ SPSEL	213 Washington Street	Newark NJ 07102	5,388,255
643 - SP BALANCE ASSET ALLOC		SPAO ENHANCED III (BASE BONUS)	213 Washington Street	Newark NJ 07102	10,138,373
643 - SP BALANCE ASSET ALLOC		SPAO ENHANCED III (ROLLUP/STEP UP BONUS)	213 Washington Street	Newark NJ 07102	14,658,941
643 - SP BALANCE ASSET ALLOC		SPAO ENHANCED III (ROLLUP BONUS)	213 Washington Street	Newark NJ 07102	6,525,600

644 - SP CONS ASSET ALLOC	45,845,445.513	PLAZ DISCB	213 Washington Street	Newark NJ 07102	3,528,562
644 - SP CONS ASSET ALLOC		PLAZ SPSEL	213 Washington Street	Newark NJ 07102	3,889,263
644 - SP CONS ASSET ALLOC		SPAO ENHANCED III (NON BONUS)	213 Washington Street	Newark NJ 07102	2,666,983
644 - SP CONS ASSET ALLOC		SPAO ENHANCED III (BASE BONUS)	213 Washington Street	Newark NJ 07102	5,410,372
644 - SP CONS ASSET ALLOC		SPAO ENHANCED III (ROLLUP/STEP UP BONUS)	213 Washington Street	Newark NJ 07102	5,793,226
644 - SP CONS ASSET ALLOC		SPAO ENHANCED III (ROLLUP BONUS)	213 Washington Street	Newark NJ 07102	3,477,838

645 - DAVIS VALUE	29,702,825.235	PLAZ SPSEL	213 Washington Street	Newark NJ 07102	2,308,267
645 - DAVIS VALUE		PLAZ VULII	213 Washington Street	Newark NJ 07102	2,106,535
645 - DAVIS VALUE		SP NON EXCH 3	213 Washington Street	Newark NJ 07102	2,546,802
645 - DAVIS VALUE		SP NON EXCH 1	213 Washington Street	Newark NJ 07102	2,043,518
645 - DAVIS VALUE		SP NON EXCH 2	213 Washington Street	Newark NJ 07102	1,640,389
645 - DAVIS VALUE		SPAO ENHANCED III (BASE BONUS)	213 Washington Street	Newark NJ 07102	2,136,341
645 - DAVIS VALUE		SPAO ENHANCED III (ROLLUP/STEP UP BONUS)	213 Washington Street	Newark NJ 07102	2,812,515

646 - SP DEUTSCHE INT EQUITY	31,767,264.166	SP: AGGRESSIVE GROWTH ASSET ALLOCATION	100 Mulberry Street	Newark NJ 07102	1,956,819
646 - SP DEUTSCHE INT EQUITY		SP: BALANCED ASSET ALLOCATION P	100 Mulberry Street	Newark NJ 07102	7,719,913
646 - SP DEUTSCHE INT EQUITY		SP: CONSERVATIVE ASSET ALLOCATION	100 Mulberry Street	Newark NJ 07102	2,961,054
646 - SP DEUTSCHE INT EQUITY		SP: GROWTH ASSET ALLOCATION	100 Mulberry Street	Newark NJ 07102	7,938,197

647 - SP GROWTH ASSET ALLOC	78,022,094.785	PLAZ DISCB	213 Washington Street	Newark NJ 07102	4,468,097
647 - SP GROWTH ASSET ALLOC		SPAO ENHANCED III (BASE BONUS)	213 Washington Street	Newark NJ 07102	10,294,866
647 - SP GROWTH ASSET ALLOC		SPAO ENHANCED III (ROLLUP/STEP UP BONUS)	213 Washington Street	Newark NJ 07102	15,722,784
647 - SP GROWTH ASSET ALLOC		SPAO ENHANCED III (ROLLUP BONUS)	213 Washington Street	Newark NJ 07102	4,353,552

648 - SP INVESCO SMALL COMP	30,906,915.534	SP: AGGRESSIVE GROWTH ASSET ALLOCATION	100 Mulberry Street	Newark NJ 07102	2,331,734
648 - SP INVESCO SMALL COMP		SP: BALANCED ASSET ALLOCATION P	100 Mulberry Street	Newark NJ 07102	8,672,963
648 - SP INVESCO SMALL COMP		SP: CONSERVATIVE ASSET ALLOCATION	100 Mulberry Street	Newark NJ 07102	3,104,441
648 - SP INVESCO SMALL COMP		SP: GROWTH ASSET ALLOCATION	100 Mulberry Street	Newark NJ 07102	9,249,181

649 - SP JENNISON INTERNATIONAL	42,033,198.979	SP: AGGRESSIVE GROWTH ASSET ALLOCATION	100 Mulberry Street	Newark NJ 07102	2,499,716
649 - SP JENNISON INTERNATIONAL		SP: BALANCED ASSET ALLOCATION P	100 Mulberry Street	Newark NJ 07102	9,861,020
649 - SP JENNISON INTERNATIONAL		SP: CONSERVATIVE ASSET ALLOCATION	100 Mulberry Street	Newark NJ 07102	3,782,685
649 - SP JENNISON INTERNATIONAL		SP: GROWTH ASSET ALLOCATION	100 Mulberry Street	Newark NJ 07102	10,139,018
649 - SP JENNISON INTERNATIONAL		AMERICAN SKANDIA LIFE ASSURANCE	213 Washington Street	Newark NJ 07102	3,357,044

650 - SP LARGE CAP VALUE	58,476,797.190	SP: BALANCED ASSET ALLOCATION P	100 Mulberry Street	Newark NJ 07102	4,465,424
650 - SP LARGE CAP VALUE		SP: CONSERVATIVE ASSET ALLOCATION	100 Mulberry Street	Newark NJ 07102	17,910,087
650 - SP LARGE CAP VALUE		SP: GROWTH ASSET ALLOCATION	100 Mulberry Street	Newark NJ 07102	6,557,059
650 - SP LARGE CAP VALUE		AMERICAN SKANDIA LIFE ASSURANCE	213 Washington Street	Newark NJ 07102	18,881,217

651 - SP MFDS CAPITAL OPP	4,241,388.642	PLAZ DISCB	213 Washington Street	Newark NJ 07102	241,667
651 - SP MFDS CAPITAL OPP		SP NON EXCH 3	213 Washington Street	Newark NJ 07102	300,797
651 - SP MFDS CAPITAL OPP		SP NON EXCH 1	213 Washington Street	Newark NJ 07102	268,042
651 - SP MFDS CAPITAL OPP		SP NON EXCH 2	213 Washington Street	Newark NJ 07102	222,899
651 - SP MFDS CAPITAL OPP		PLAZ VULII	213 Washington Street	Newark NJ 07102	390,999
651 - SP MFDS CAPITAL OPP		PLAZ SPSEL	213 Washington Street	Newark NJ 07102	269,656
651 - SP MFDS CAPITAL OPP		SPAO ENHANCED III (BASE BONUS)	213 Washington Street	Newark NJ 07102	285,199
651 - SP MFDS CAPITAL OPP		SPAO ENHANCED III (ROLLUP/STEP UP BONUS)	213 Washington Street	Newark NJ 07102	420,703
651 - SP MFDS CAPITAL OPP		SPAO ENHANCED III (ROLLUP BONUS)	213 Washington Street	Newark NJ 07102	221,783

652 - SP MFS MID CAP GRTH	16,672,621.244	PLAZ DISCB	213 Washington Street	Newark NJ 07102	2,125,306
652 - SP MFS MID CAP GRTH		PLAZ VULII	213 Washington Street	Newark NJ 07102	1,037,302
652 - SP MFS MID CAP GRTH		PLAZ SPSEL	213 Washington Street	Newark NJ 07102	1,388,936
652 - SP MFS MID CAP GRTH		SPAO ENHANCED III (BASE BONUS)	213 Washington Street	Newark NJ 07102	1,469,247
652 - SP MFS MID CAP GRTH		SPAO ENHANCED III (ROLLUP/STEP UP BONUS)	213 Washington Street	Newark NJ 07102	1,913,497
652 - SP MFS MID CAP GRTH		SPAO ENHANCED III (ROLLUP BONUS)	213 Washington Street	Newark NJ 07102	850,037

653 - SP PIMCO HIGH YIELD	31,525,842.000	PLAZ SPSEL	213 Washington Street	Newark NJ 07102	2,029,297

653 - SP PIMCO HIGH YIELD		SPAO ENHANCED III	213 Washington Street	Newark NJ 07102	2,573,003
653 - SP PIMCO HIGH YIELD		SPAO ENHANCED III	213 Washington Street	Newark NJ 07102	1,799,330
653 - SP PIMCO HIGH YIELD		SPAO ENHANCED III	213 Washington Street	Newark NJ 07102	2,349,773
653 - SP PIMCO HIGH YIELD		SP BAL ASSET ALLOC	100 Mulberry Street	Newark NJ 07102	4,320,153
653 - SP PIMCO HIGH YIELD		SP CON ASSET ALLOC	100 Mulberry Street	Newark NJ 07102	2,319,615
653 - SP PIMCO HIGH YIELD		SP GROWTH ASSET ALLOC	100 Mulberry Street	Newark NJ 07102	3,455,273

654 - SP PIMCO TOTAL RETURN	112,058,799.479	PLAZ DISCB	213 Washington Street	Newark NJ 07102	7,975,426
654 - SP PIMCO TOTAL RETURN		PLAZ SPSEL	213 Washington Street	Newark NJ 07102	1,800,499
654 - SP PIMCO TOTAL RETURN		MGSTR AZ	213 Washington Street	Newark NJ 07102	9,987,863
654 - SP PIMCO TOTAL RETURN		SP BAL ASSET ALLOC	100 Mulberry Street	Newark NJ 07102	22,501,967
654 - SP PIMCO TOTAL RETURN		SP CON ASSET ALLOC	100 Mulberry Street	Newark NJ 07102	19,417,926
654 - SP PIMCO TOTAL RETURN		SP GROWTH ASSET ALLOC	100 Mulberry Street	Newark NJ 07102	8,355,231

655 - SP PRU US EMERGING GRTH	19,976,246.205	PLAZ DISCB	213 Washington Street	Newark NJ 07102	2,365,573
655 - SP PRU US EMERGING GRTH		SP NON-EXCHANGE	213 Washington Street	Newark NJ 07102	1,144,405
655 - SP PRU US EMERGING GRTH		PLAZ VULII	213 Washington Street	Newark NJ 07102	1,307,172
655 - SP PRU US EMERGING GRTH		SPAO ENHANCED III	213 Washington Street	Newark NJ 07102	2,054,314
655 - SP PRU US EMERGING GRTH		SPAO ENHANCED III	213 Washington Street	Newark NJ 07102	1,085,367
655 - SP PRU US EMERGING GRTH		SPAO ENHANCED III	213 Washington Street	Newark NJ 07102	2,413,607

656 - SP SMALL MID CAP VALUE	30,962,507.462	PLAZ DISCB	213 Washington Street	Newark NJ 07102	2,223,763
656 - SP SMALL MID CAP VALUE		PLAZ SPSEL	213 Washington Street	Newark NJ 07102	1,555,551
656 - SP SMALL MID CAP VALUE		SPAO ENHANCED III	213 Washington Street	Newark NJ 07102	1,851,571
656 - SP SMALL MID CAP VALUE		SPAO ENHANCED III	213 Washington Street	Newark NJ 07102	2,180,813
656 - SP SMALL MID CAP VALUE		SP BAL ASSET ALLOC	100 Mulberry Street	Newark NJ 07102	4,070,930
656 - SP SMALL MID CAP VALUE		SP GROWTH ASSET ALLOC	100 Mulberry Street	Newark NJ 07102	3,798,671

657 - SP STRATEGIC PARTNERS	4,433,024.936	PLAZ DISCB	213 Washington Street	Newark NJ 07102	326,454
657 - SP STRATEGIC PARTNERS		SPAO ENHANCED III	213 Washington Street	Newark NJ 07102	364,283
657 - SP STRATEGIC PARTNERS		SPAO ENHANCED III	213 Washington Street	Newark NJ 07102	228,151
657 - SP STRATEGIC PARTNERS		SP NON EXCH 1	213 Washington Street	Newark NJ 07102	354,447
657 - SP STRATEGIC PARTNERS		SP NON EXCH 2	213 Washington Street	Newark NJ 07102	306,620
657 - SP STRATEGIC PARTNERS		PLAZ SPSEL	213 Washington Street	Newark NJ 07102	327,065
657 - SP STRATEGIC PARTNERS		PLAZ VULII	213 Washington Street	Newark NJ 07102	250,085
657 - SP STRATEGIC PARTNERS		SPAO ENHANCED III	213 Washington Street	Newark NJ 07102	328,905

673 - SP JENNISON INTL CLASS 2	21,090,227.948	ING USA ANN & LIFE	1475 Dunwoody Dr	West Chester PA 19380	16,450,748
673 - SP JENNISON INTL CLASS 2		ALLIANZ LIFE INS	5701 Golden Hills Dr	Minneapolis MN 55416	3,324,385

679 - SP PRU US EMERG CLASS 2	51,866.799	GE LIFE AND ANNUITY ASSURANCE	6610 W Board St	Richmond VA 23230	11,825
679 - SP PRU US EMERG CLASS 2		SEPARATE ACCOUNT A	700 Newport Center Dr	Newport Beach CA 92660	40,040

681 - SP STRAT PTNRS CLASS 2	5,640,000.579	ALLIANZ LIFE INS	5701 Golden Hills Dr	Minneapolis MN 55416	5,576,026

FUND PERFORMANCE

Average Annual Total Return

The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for each class.

A Portfolio’s “average annual total return” is computed according to a formula prescribed by the SEC expressed as follows:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000.

T = average annual total return.

n = number of years.

ERV = Ending Redeemable Value (ERV) at the end of 1-, 5- or 10-year period (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of 1-, 5-, or 10-year period.

Aggregate Total Return

A Portfolio may also advertise its aggregate total return. Aggregate total return is determined separately for each class.

A Portfolio’s aggregate total return represents the cumulative change in the value of an investment in the Portfolio for the specified period and is computed by the following formula:

T = ERV-P

   P

Where: P = a hypothetical initial payment of $1,000.

T = Total Return

ERV = Ending Redeemable Value (ERV) at the end of 1-, 5- or 10-year period (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of 1-, 5-, or 10-year period assuming reinvestment of all dividends and distributions.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

A Portfolio’s performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operation expenses. Consequently, any given performance quotation should not be considered representative of a Portfolio’s performance for any specified period in the future.

A Portfolio may include comparative performance information in advertising or marketing the Portfolio’s shares. Such performance information may include data from Lipper Inc., Morningstar Publications, Inc. and other industry publications, business periodicals and market indexes.

CALCULATION OF YIELD

The Money Market Portfolio may from time to time advertise a current quotation of yield. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchase with dividends on the shares, but excluding any capital changes, divided by the value of the account at the beginning of the base period. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the Portfolio and operating expenses. The Portfolio also may prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

Effective yield = [(base period return + 1)365/7]—1

Comparative performance information may be used from time to time in advertising or marketing the Portfolio’s shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., IBC Financial Data. Inc., The Bank Rate Monitor, other industry publications, business periodicals and market indices.

The Money Market Portfolio’s yield fluctuates, and an annualized yield quotation is not a representation by the Portfolio as to what an investment in the Portfolio will actually yield for any given period. Actual yield will depend upon not only changes in interest rates generally during the period in which the investment in the Portfolio is held, but also on changes in the Portfolio’s expenses.

FINANCIAL STATEMENTS

The Fund’s financial statements for the fiscal year ended December 31, 2004, incorporated in this SAI by reference to the Fund’s 2004 annual report to shareholders (File No. 811-03623), have been so incorporated in reliance on the report of KPMG LLP, independent registered public accounting firm. You may obtain a copy of the Fund’s annual report at no charge by request to the Fund by calling (800) 778-2255, or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

APPENDIX I

DEBT RATINGS

Moody’s Investors Services, Inc. describes its categories of corporate debt securities and its “Prime-1”, “Prime-2”, and “MIG 1” and “MIG 2” commercial paper as follows:

BONDS:

Aaa: Bonds which are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated “Baa” are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

COMMERCIAL PAPER:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•               Leading market positions in well-established industries.

•               High rates of return of funds employed.

•               Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•               Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•               Well established access to a range of financial markets and assured sources of alternate liquidity.

MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor’s Ratings Services describes its grades of corporate debt securities and its “A” commercial paper as follows:

BONDS:

AAA: Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated “A” has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB: Debt rated “BBB” is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB-B-CCC-CC-C: Debt rated “BB”, “B”, “CCC”, “CC”, and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

COMMERCIAL PAPER:

Commercial paper rated A by Standard & Poor’s Ratings Services has the following characteristics:

Liquidity ratios are better than the industry average. Long term senior debt rating is “A” or better. In some cases BBB credits may be acceptable. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer’s industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designation A-1.

NOTES RATINGS

An S&P notes rating reflects the liquidity factors and market risk unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will likely receive a long-term debt rating. The following criteria will be used in making that assessment:

—Amortization schedule—the longer the final maturity relative to other maturities, the more likely it will be treated as a note.

—Source of payment—the more dependent the issue is on the market for refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

APPENDIX II

The proxy voting policies of each subadviser to the Fund are set forth below:

A I M CAPITAL MANAGEMENT, INC.

SUMMARY OF PROXY POLICIES AND PROCEDURES

A.                                    Proxy Policies:

Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company (each an “AIM Advisor” and collectively “AIM”) has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company’s board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company’s board of directors, and we do not currently expect that trend to change. Although AIM’s proxy voting policies are stated below, AIM’s proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

I.                                         Boards Of Directors

A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent. There are some actions by directors that should result in votes being withheld. These instances include directors who:

•                  Are not independent directors and (a) sit on the board’s audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

•                  Attend less than 75 percent of the board and committee meetings without a valid excuse;

•                  Implement or renew a dead-hand or modified dead-hand poison pill;

•                  Sit on the boards of an excessive number of companies;

•                  Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

•                  Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

•                  Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

•                  Long-term financial performance of the target company relative to its industry;

•                  Management’s track record;

•                  Portfolio manager’s assessment;

•                  Qualifications of director nominees (both slates);

•                  Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•                  Background to the proxy contest.

II. Independent Auditors

A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company’s auditors unless:

•                  It is not clear that the auditors will be able to fulfill their function;

•                  There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company’s financial position; or

•                  The auditors have a significant professional or personal relationship with the issuer that compromises the auditors’ independence.

III. Compensation Programs

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders’ ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

•                  We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

•                  We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

•                  We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock’s current market price, ability to issue reload options, or automatic share replenishment (“evergreen”) feature.

•                  We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

•                  We will generally support the board’s discretion to determine and grant appropriate cash compensation and severance packages.

IV. Corporate Matters

We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company’s industry and performance in terms of shareholder returns.

•                  We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

•                  We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

•                  We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company’s industry and performance in terms of shareholder returns.

•                  We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

V.                                    Shareholder Proposals

Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal’s impact on the company’s short-term and long-term share value, its effect on the company’s reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company’s overall corporate governance provisions, and the reasonableness of the request.

•                  We will generally abstain from shareholder social and environmental proposals.

•                  We will generally support the board’s discretion regarding shareholder proposals that involve ordinary business practices.

•                  We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company’s corporate governance standards indicate that such additional protections are warranted.

•                  We will generally vote for proposals to lower barriers to shareholder action.

•                  We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of “TIDE” provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

VI. Other

•                  We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

•                  We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

•                  We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.
AIM’s proxy policies, and the procedures noted below, may be amended from time to time.

Proxy Committee Procedures:

The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers’ views regarding a proposal’s impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

AIM’s proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries (“ISS”), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds’ Board of Trustees on a periodic basis regarding issues where AIM’s votes do not follow the recommendation of ISS or another provider because AIM’s proxy policies differ from those of such provider.

In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds’ Board of Trustees:

1.               Other than by voting proxies and participating in Creditors’ committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

2.               AIM will not publicly announce its voting intentions and the reasons therefore.

3.               AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

4.               All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM’s concerns for its advisory clients’ interests and not for an attempt to influence or control management.

Business/Disaster Recovery:

If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS’ proxy policies and procedures, which may vary slightly from AIM’s.

Restrictions Affecting Voting:

If a country’s laws allow a company in that country to block the sale of the company’s shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager’s ability to trade in a stock in order to vote at a shareholder meeting.

Conflict of Interest:

The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM’s interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM’s relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM’s relationship with the company into account, and will vote the company’s proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures. In the event that AIM’s proxy policies and voting record do not guide the proxy committee’s vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds’ Board of Trustees in the next quarterly report.To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

Fund of Funds:

When an AIM Fund that invests in another AIM Fund(s) has the right to vote on the proxy of the underlying AIM Fund, AIM will seek guidance from the Board of Trustees of the investing AIM Fund on how to vote such proxy.

ALLIANCE CAPITAL MANAGEMENT L.P.

Statement of Policies and Procedures for Proxy Voting

Introduction

As a registered investment adviser, Alliance Capital Management L.P. (“Alliance Capital”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients.  We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.  Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations.  In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940.  It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940.  This statement applies to Alliance Capital’s growth and value investment groups investing on behalf of clients in both US and non-US securities.

Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

Corporate Governance:  Alliance Capital’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues.  We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer.

Elections of Directors:  Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors:  Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. While we will recognize that there may be special circumstances that could lead to high non-audit fees in some years, we would normally consider non-audit fees in excess of 70% to be disproportionate. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total audit fees paid by the company or there are other reasons to question the independence of the company’s auditors.

Changes in Legal and Capital Structure:  Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions:  Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights:  Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Anti-Takeover Measures:  Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company.  We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation:  Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval.  Other factors such as the company’s performance and industry practice will generally be factored into our analysis.  We will support proposals to submit severance packages that do not exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control to a shareholder vote.  Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility:  Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote;  (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires “share blocking.”  Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary.  During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Alliance Capital may determine that the benefit to the client of exercising the vote does not outweigh the cost of voting, which is not being able to transact in the shares during this period.  Accordingly, if share blocking is required we may abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies.  For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting.  Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital’s voting instructions. Although it is Alliance Capital’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative.  Alternatively, clients may make a written request for proxy voting information to:  Mark R. Manley, Senior Vice President & Chief Compliance Officer, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

CALAMOS ADVISORS LLC

Calamos Advisors LLC

Proxy Voting Policies and Procedures

Calamos Advisors LLC (“Calamos”), as an investment adviser to clients who have granted it voting discretion, including the Calamos mutual funds and closed-end funds (the “Funds”), has adopted these proxy voting policies and procedures to help satisfy its fiduciary duties relating to proxy voting.  Calamos recognizes the importance of maximizing and protecting the interests of its clients through its voting practices and of helping build stronger corporate governance within the companies in which its clients invest.  To that end, these policies and procedures seek to further the voting of proxies in the best interests of our clients as investors.

I.                                         Establishment and Operation of Proxy Committee

A.                                   Establishment Calamos pursuant to these policies and procedures has established a Proxy Voting Committee, (the “Committee”), which shall have responsibility for (i) reviewing proxy statements for issuers in which clients and/or the Funds invest; (ii) reviewing of any and all relevant other information provided by the issuer or third parties regarding any proposals; (iii) addressing conflicts of interest; (iv) maintaining appropriate records pursuant to these procedures and SEC rules; and (v) unless otherwise directed by the client, voting proxies in the best interests of the client in terms of the perceived effect of the vote on the value of the client’s investment; and (vi) overseeing the voting process.

B.                                     Composition of the Committee

1.                                       General

The Committee shall consist of no more than seven and no less than three members from Calamos.  These members must be representatives of Calamos’ Portfolio Management and Research Departments, one of which will be the manager of Investment Operations.  Each member of the Committee may designate a substitute member from time to time to timely address voting issues in her or his absence.

2.                                       Other Personnel

The Committee may consult with other personnel of Calamos and/or third parties as needed to assist it in reaching voting determinations and addressing conflicts of interests.

C.                                     Meetings

The Committee shall meet as needed to fulfill its responsibilities hereunder.

D.                                    Materials for Review at each Meeting and Voting

1.                                       Subject to the provisions of Section III hereunder, the Committee shall review and consider any and all information deemed relevant and appropriate in connection with making its determinations.  Such information shall include, but not be limited to, proxy statements, recommendation by third parties, if any, and other proxy solicitation materials.

2.                                       The Committee shall delegate the responsibility of preparing meeting materials, maintaining appropriate records and processing proxy votes to the Calamos Corporate Actions Department (“Corporate Actions”).

3.                                       The Committee shall delegate the authority to vote proxies to Portfolio Management, subject to the provisions of Sections II and III hereunder.  Where Portfolio Management believes it is necessary to convene a Committee meeting to vote a proxy, the Committee shall vote such proxy subject to the provisions of Sections II and III hereunder.  The Committee, however, retains the responsibility to oversee the voting process and shall meet periodically to review such process.

4.                                       The Committee may delegate or outsource certain activities, such as record retention and voting analysis to third parties as the Committee may determine is reasonable, in its sole discretion.

II.                                     Voting Guidelines

A.                                   General

The goal of the guidelines is to assist us in voting proxies in a manner that is in the best interests of clients of Calamos as security holders of the companies in which they invest.  The guidelines are not exhaustive and do not include all potential voting issues.  Accordingly, proxy voting decisions are handled on a case-by-case basis.  However, if we believe that a company’s management and board have interests sufficiently aligned with the clients’ interest, we will generally vote in favor of proposals recommended by the company’s board.

B.                                     Specific Matters Submitted to Shareholders

1.                                       Corporate Governance and Structure

a.                                       Board of Directors/Trustees

Calamos seeks to ensure that the board of directors of a company is sufficiently aligned with security holders’ interests and provides proper oversight of the company’s management.  In many cases this may be best accomplished by having a majority of independent board members.  Although we will examine board member elections on a case-by-case basis, we will generally vote for the election of directors that would result in a board compromised of a majority of independent directors.  In addition, key board committees should generally be comprised of at least a majority of independent board members.  For all other votes regarding boards of directors, we will vote on a case-by-case basis.

b.                                      Merger, Acquisitions, Reincorporation and Other Transactions

Companies ask their shareholders to vote on an enormous variety of different types of transactions, including mergers, acquisitions, reincorporations and reorganizations involving business combinations, liquidations and the sale of all or substantially all of a company’s assets.  Voting on such proposals involves considerations unique to each transaction.  Therefore, we will vote on a case-by-case basis on proposals to effect these types of transactions.

c.                                       Anti-Take Over Measures and Shareholder Voting Rights

Certain proxy proposals seek to hinder the ability of an outside party to take control or buy a certain percentage of stock of a company without management’s or the board’s approval.  Such proposals include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stock, and the creation of a separate class of stock with unequal voting rights.  However, some of the proposals may benefit shareholders in certain circumstances.  Because of the variety of such proposals and their varied effects on security holders, we will vote on a case-by-case basis on these anti-take over measure proposals.

d.                                      Capital Structure

Shareholders of companies are often presented with proposals seeking to change the company’s capital structure by authorizing additional stock, repurchasing stock or approving a stock split.  Like mergers and acquisitions, there are a variety of transactions that may be presented to shareholders.  Accordingly, we will vote on a case-by-case basis involving changes to a company’s capital structure.

2.                                       Executive Compensation and Option Plans

The interests of a company’s management and board of directors should be aligned with the long-term interests of the company’s shareholders.  Accordingly, proxy votes should be used to encourage the use of reasonably designed compensation plans that promote such alignment by providing officers and employees with an incentive to increase shareholder value.  Because the decision to favor or oppose compensation plans are fact intensive and unique, we will vote on a case-by-case basis.

3.                                       Other Business Matters

Most proxy statements involve the approval of routine business matters, such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meetings.  Generally these routine matters do not materially affect shareholder interests adversely and are best left to the board of directors and senior management of the company.  Thus, we will generally vote for board-approved proposals seeking to approve such matters.

III.                                 Conflicts of Interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest.  A conflict of interest may exist, for example, if Calamos has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.  Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular proposal shall disclose that conflict to the Committee and otherwise remove himself or herself from the proxy voting process.  The Committee will review each conflict of interest described to it and will consult with the Calamos Legal/Compliance Department to determine if a conflict of interest exists.  The Committee will then prepare a Conflicts Report for each such proposal that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Calamos (other than routine communications from proxy solicitors) with respect to the proposal not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

IV.                                 Record Retention and Disclosure

A.                                   Record Retention

Corporate Actions shall be responsible for collecting and maintaining proxy related information on each vote cast as required by applicable law unless such function is outsourced.  Such information shall include (i) the name of the shareholder whose proxy is being voted; (ii) the name of the company; (iii) the exchange ticker symbols of the company; (iv) CUSIP number; (v) proxy statements; (vi) shareholder meeting date; (vii) brief identification of the matter voted on; (viii) whether the matter was proposed by the company or by a security holder; (ix) whether a vote was cast on the matter; (x) how the vote was cast (e.g., for or against proposal, or abstained, for or withheld regarding election of directors); (xi) whether the vote was cast for or against management; (xii) Conflicts Reports; and (xiii) any information created by Calamos or a third party needed by the Committee to make a voting determination.  The above information shall be maintained in an easily accessible place for a period of not less than six years from the end of the fiscal year in which the information was created, with the first two years in an appropriate office of Calamos unless record retention is outsourced.

B.                                     Disclosure

Corporate Actions shall be responsible for appropriately disclosing proxy voting information, including these policies and procedures, the voting guidelines and the voting records of the Funds or clients as may be required by applicable law.

V.                                     Reports to the Funds’ Boards and Non-Investment Company Clients of Calamos

Corporate Actions shall provide proxy information to each Board of Trustee of the Funds as such Board may request from time to time.

For non-investment company clients of Calamos, Corporate Actions shall appropriately respond in writing to all written client requests for information on how it voted on behalf of the client.  Such written request along with any written response to such written request or oral client request shall be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year, with the first two years in an appropriate office of Calamos.

DAVIS ADVISORS

Summary of Davis Advisors’

Proxy Voting Procedures and Policies

April 1, 2004

Davis Selected Advisers, L.P. (“Davis Advisors”) votes on behalf of its clients in matters of corporate governance through the proxy voting process. Davis Advisors takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients’ holdings is a significant asset of the clients. Davis Advisors exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients’ investments.

Davis Advisors votes proxies with a focus on the investment implications of each issue. For each proxy vote, Davis Advisors takes into consideration its duty to clients and all other relevant facts available to Davis Advisors at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

Davis Advisors has adopted written Proxy Voting Procedures and Policies and established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

Clients may obtain a copy of Davis Advisors’ Proxy Voting Procedures and Policies, and/or a copy of how their own proxies were voted, by writing to:

Davis Selected Advisers, L.P.

Attn: Chief Compliance Officer

2949 East Elvira Road, Suite 101

Tucson, Arizona, 85706

A copy of Davis Advisors’ Proxy Voting Procedures and Policies is also included in Davis Advisors’ Form ADV Part II.

Guiding Principles

Creating Value for Existing Shareholders. The most important factors that we consider in evaluating proxy issues are:  (i) the Company’s or management’s long-term track record of creating value for shareholders. In general, we will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record;  (ii) whether, in our estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of managements control.

Other factors which we consider may include:

(a) Shareholder Oriented Management. One of the factors that Davis Advisors considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company’s shares and thereby enhance shareholder wealth.  Davis Advisors’ research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value. Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.

(b) Allow responsible management teams to run the business.   Because we try generally to invest with “owner oriented” managements (see above), we vote with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from our initial assessment indicate otherwise. Examples include the election of directors and ratification of auditors. Davis Advisors supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, Davis Advisors opposes proposals that limit management’s ability to do this. Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

(c) Preserve and expand the power of shareholders in areas of corporate governance – Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. Davis Advisors supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. Davis Advisors generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

Davis Advisors exercises its professional judgment in applying these principles to specific proxy votes. Davis Advisors Proxy Procedures and Policies provides additional explanation of the analysis which Davis Advisors may conduct when applying these guiding principles to specific proxy votes.

Conflicts of Interest

A potential conflict of interest arises when Davis Advisors has business interests that may not be consistent with the best interests of its client. Davis Advisors’ Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:

(1)          Votes consistent with the “General Proxy Voting Policies,” are presumed to be consistent with the best interests of clients;

(2)          Davis Advisors may disclose the conflict to the client and obtain the client’s consent prior to voting the proxy;

(3)          Davis Advisors may obtain guidance from an independent third party;

(4)          The potential conflict may be immaterial; or

(5)          Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.

EAGLE ASSET MANAGEMENT, INC.

PROXY VOTING POLICY AND GUIDELINES

The exercise of proxy voting rights is an important element in the successful management of clients’ investments.  Eagle Asset Management recognizes its fiduciary responsibility to vote proxies solely in the best interests of both its ERISA and non-ERISA clients.  We have therefore adopted the following proxy voting guidelines as a part of our overall goal of maximizing the growth of our clients’ assets.

Eagle generally votes proxies in furtherance of the long-term economic value of the underlying securities.  We consider each proxy proposal on its own merits, and we make an independent determination of the advisability of supporting or opposing management’s position.  We believe that the recommendations of management should be given substantial weight, but we will not support management proposals which we believe are detrimental to the underlying value of our clients’ positions.

We usually oppose proposals which dilute the economic interest of shareholders, and we also oppose those that reduce shareholders’ voting rights or otherwise limit their authority.  With respect to takeover offers, Eagle calculates a “going concern” value for every holding.  If the offer approaches or exceeds our value estimate, we will generally vote for the merger, acquisition or leveraged buy-out.

The following guidelines deal with a number of specific issues, particularly in the area of corporate governance.  While they are not exhaustive, they do provide a good indication of Eagle’s general approach to a wide range of issues. A list of Eagle’s detailed voting guidelines is attached as appendix A and incorporates routine and non-routine proxy issues. On occasion we may vote a proxy otherwise than suggested by the guidelines, but departures from the guidelines will be rare, and we will explain the basis for such votes in our reports to clients.

If you have any questions about these guidelines, or about how we voted, or may vote, on a particular issue, please contact our Compliance Department at 1-800-237-3101.

I.                                         Directors and Auditors

Eagle generally supports the management slate of directors, although we may withhold our votes if the board has adopted excessive anti-takeover measures. (App. R1)

We favor inclusion of the selection of auditors on the proxy as a matter for shareholder ratification.  As a general rule, in the absence of any apparent conflict of interest, we will support management’s selection of auditors. (App. R8)

II.                                     Corporate Governance

In the area of corporate governance, Eagle will generally support proxy measures which we believe tend to increase shareholder rights.

A.                                   Confidential Voting.  We generally support proposals to adopt confidential voting and independent vote tabulation practices, which we believe lessen potential management pressure on shareholders and thus allow shareholders to focus on the merits of proxy proposals. (App S31)

B.                                     Greenmail.  Unless they are part of anti-takeover provisions, we usually support anti-greenmail proposals because greenmail tends to discriminate against shareholders other than the greenmailer and may result in a decreased stock price. (App S23)

C.                                     Indemnification of Directors.  We usually vote in favor of charter or by-law amendments which expand the indemnification of directors or limit their liability for breaches of care, because we believe such measures are important in attracting competent directors and officers. (App R4)

D.                                    Cumulative Voting Rights.  We usually support cumulative voting as an effective method of guaranteeing minority representation on a board.(App N17, S24)

E.                                      Opt Out of Delaware.  We usually support by-law amendments requiring a company to opt out of the Delaware takeover statute because it is undemocratic and contrary to the principle that shareholders should have the final decision on merger or acquisition. (App S15, S46)

F.                                      Increases in Common Stock.  We will generally support an increase in common stock of up to three times the number of shares outstanding and scheduled to be issued, including stock options, provided the increase is not intended to implement a poison pill defense. (App R18)

Eagle generally votes against the following anti-takeover proposals, as we believe they diminish shareholder rights.

A.                                   Fair Price Amendments.  We generally oppose fair price amendments because they may deter takeover bids, but we will support those that consider only a two year price history and are not accompanied by a supermajority vote requirement.(App N3)

B.                                     Classified Boards.  We generally oppose classified boards because they limit shareholder control. (App N4)

C.                                     Blank Check Preferred Stock.  We generally oppose the authorization of blank check preferred stock because it limits shareholder rights and allows management to implement anti-takeover policies without shareholder approval. (App N2)

D.                                    Supermajority Provisions.  We usually oppose supermajority-voting requirements because they often detract from the majority’s rights to enforce its will. (App N5, S32)

E.                                      Golden Parachutes.  We generally oppose golden parachutes, as they tend to be excessive and self-serving, and we favor proposals which require shareholder approval of golden parachutes and similar arrangements. (App S18)

F.                                      Poison Pills.  We believe poison pill defenses tend to depress the value of shares.  Therefore, we will vote for proposals requiring (1) shareholder ratification of poison pills, (2) sunset provision for existing poison pills, and (3) shareholder vote on redemption of poison pills. (App N1)

G.                                     Reincorporation.  We oppose reincorporation in another state in order to take advantage of a stronger anti-takeover statute. (App S15)

H.                                    Shareholder Rights.  We oppose proposals which would eliminate, or limit, the rights of shareholders to call special meetings and to act by written consent because they detract from basic shareholder authority. (App S26-S30)

Eagle generally votes on other corporate governance issues as follows:

A.                                   Other Business.  Absent any compelling grounds, we usually authorize management to vote in its discretion. (App R22)

B.             Differential Voting Rights.  We usually vote against the issuance of new classes of stock with differential voting rights, because such rights can dilute the rights of existing shares. (App N27)

C.                                     Directors-Share Ownership.  While we view some share ownership by directors as having a positive effect, we will usually vote against proposals requiring directors to own a specific number of shares. (App S5)

D.                                    Independent Directors.  While we oppose proposals which would require that a board consist of a majority of independent directors, we may support proposals which call for some independent positions on the board. (App S11)

E.                                      Preemptive Rights.  We generally vote against preemptive rights proposals, as they may tend to limit share ownership, and they limit management’s flexibility to raise capital. (App N21, S25)

F.                                      Employee Stock Ownership Plans (ESOPs).  We evaluate ESOPs on a case-by-case basis.  We usually vote for unleveraged ESOPs if they provide for gradual accumulation of moderate levels of stock.  For leveraged ESOPs, we examine the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for ESOP and number of shares held by insiders.  We may also examine where the ESOP shares are purchased and the dilutive effect of the purchase.  We vote against leveraged ESOPs if all outstanding loans are due immediately upon a change in control or if the ESOP appears to be primarily designed as an anti-takeover device. (App R21)

III.                                 Compensation and Stock Option Plans

We review compensation plan proposals on a case-by-case basis.  We believe that strong compensation programs are needed to attract, hold and motivate good executives and outside directors, and so we generally tend to vote with management on these issues.  However, if the proposals appear excessive, or bear no rational relation to company performance, we may vote in opposition.

With respect to compensation plans which utilize stock options or stock incentives, our analyses generally have lead us to vote with management.  However, if the awards of options appear excessive, or if the plans reserve an unusually large percentage of the company’s stock for the award of options, we may oppose them because of concerns regarding the dilution of shareholder value.  Compensation plans that come within the purview of this guideline include long-range compensation plans, deferred compensation plans, long-term incentive plans, performance stock plans, and restricted stock plans and share option arrangements. (App N7)

IV.                                 Social Issues

Eagle has a fiduciary duty to vote on all proxy issues in furtherance of the long-term economic value of the underlying shares.  Consistent with that duty, we will vote on social issues with a view toward promoting good corporate citizenship, but also with the realization that we cannot require a company to go beyond applicable legal requirements or put itself in a noncompetitive position.

We have found that management generally analyzes such issues on the same basis, and so we generally support management’s recommendations on social issue proposals.  However, if our analysis shows that adoption of such a proposal would have a positive impact on the share value, we may vote in favor. (App S40—S65)

Examples of proposals in this category include:

1.                                       Anti - Abortion.

2.                                       Affirmative Action.

3.                                       Animal Rights.

a.                                       Animal Testing.

b.                                      Animal Experimentation.

c.                                       Factory Farming.

4.                                       Chemical Releases.

5.                                       El Salvador.

6.                                       Environmental Issues.

a.                                       CERES Principles.

b.                                      Environmental Protection.

7.                                       Equal Opportunity.

8.                                       Discrimination.

9.                                       Government Service.

10.                                 Infant Formula.

11.                                 Israel.

12.                                 Military Contracts.

13.                                 Northern Ireland.

a.                                       MacBride Principles.

14.                                 Nuclear Power.

a.                                       Nuclear Waste.

b.                                      Nuclear Energy Business.

15.                                 Planned Parenthood Funding.

16.                                 Political Contributions.

17.                                 South Africa.

a.                                       Sullivan Principles.

18.                                 Space Weapons.

19.                                 Tobacco-Related Products.

20.                                 World Debt.

VII.                             Conflicts of Interest

Investment advisers who vote client proxies may, from time to time, be faced with situations which present the adviser with a potential conflict of interest. For example, a conflict of interest could exist where Eagle, or an affiliate, provides investment advisory services, or brokerage or underwriting services, to a company whose management is soliciting proxies, and a vote against management could harm Eagle’s, or the affiliate’s, business relationship with that company. Potential conflicts of interest may also arise where Eagle has business or personal relationships with other proponents of proxy proposals, participants in proxy contests, or corporate directors or candidates for directorships.

Eagle addresses the potential conflict of interest issue primary by voting proxies in accordance with the predetermined set of Guidelines described above. With very few exceptions, Eagle’s proxy votes are cast as prescribed by our guidelines. On the rare occasion where a portfolio manager may recommend a vote contrary to Eagle’s Guidelines, Eagle’s Compliance Department will review the proxy issue and the recommended vote to ensure that the vote is cast in compliance with Eagle’s overriding obligation to vote proxies in the best interests of clients and to avoid conflicts of interest. By limiting the discretionary factor in the proxy voting process, Eagle is confident that potential conflicts of interest will not affect the manner in which proxy voting rights are exercised.

VIII.                         Record Keeping

The following documents related to Proxy Voting are kept by Eagle Compliance in accordance with Rule 204-2 of the Investment advisers Act.

•                  Copy of each proxy statement received.

•                  Record of each vote cast.

•                  Copy of any documents created by Eagle that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision.

•                  Copy of each written client request for information on how Eagle voted proxies on behalf of the client.

•                  Copy of all written responses by Eagle to client who requested (written or oral)  information on how the Eagle voted proxies on behalf of the client.

Attached is appendix A which details Eagle’s proxy voting guidelines for Routine, Non-Routine and Non-Routine Shareholder proposals.

EARNEST PARTNERS LLC

PROXY POLICIES AND PROCEDURES

1.                                      Proxy Policies

The best interest of advisory clients and plan participants (the “Client”) shall be the sole consideration when voting proxies of portfolio companies.  Each proxy issue shall receive individual consideration based on all the relevant facts and circumstances.  As a general rule, EARNEST Partners shall vote against any actions which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments.  Following is a partial list of issues that require special attention: classified boards, change of state of incorporation, poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger, executive severance agreements, provisions limiting shareholder rights.

In addition to the foregoing, the following shall be adhered to unless EARNEST Partners is instructed otherwise in writing by the Client:

•            EARNEST Partners shall not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.

•            EARNEST Partners will not announce its voting intentions and the reasons therefor.

•            Earnest Partners shall not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.

•            Earnest Partners shall not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.

•            All communications with portfolio companies or fellow shareholders shall be for the sole purpose of expressing and discussing Earnest Partners’ concerns for its Clients interests and not for an attempt to influence the control of management.

With respect to ERISA accounts, EARNEST Partners shall act prudently, solely in the interest of plan participants and beneficiaries and for the exclusive purpose of providing benefits to them.  It is EARNEST Partners policy to fully comply with all ERISA provisions regarding proxy voting for ERISA accounts and to the extent possible, amend its policies and procedures from time to time to reflect the Department of Labor’s views of the proxy voting duties and obligations imposed by ERISA with respect to ERISA accounts.

2.                                      Proxy Procedures

Proxy Director

Earnest Partners has designated a Proxy Director.  The Proxy Director shall consider every issue presented on every portfolio company proxy.  Proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Director, taking into account the general policies outlined above.  The Proxy Director may utilize the services of outside professionals (such as Institutional Shareholder Services) to assist its analysis of voting issues and actual voting of proxies to ensure that a decision to vote the proxies was based on the Client’s best interest and was not the product of a conflict.  In the event the services of an outside third party professional are not available in connection with a conflict of interest, EARNEST Partners will seek the advice of the Client.  The circumstances underlying each proxy issue will be given careful individual attention.  The Proxy Director will also use all available resources, including proxy evaluation services, to assist in the analysis of proxy issues.

A detailed description of the proxy guidelines will be furnished upon request.

GE ASSET MANAGEMENT INCORPORATED

PROXY POLICIES AND PROCEDURES

GEAM exercises its fiduciary duties by reviewing, voting and documenting proxies for all voting securities for which it has voting responsibility and acting solely in the best interests of its clients.  All proxies are voted in accordance with the Proxy Policy, which has been adopted by the Board of Directors of GEAM and in accordance with GEAM’s proxy voting guidelines (“Proxy Guidelines”), which have been adopted by the proxy committee of GEAM (“Proxy Committee”).

The Proxy Committee is comprised of between five and ten individuals, including both the Chief Executive Officer and General Counsel of GEAM.  The Proxy Committee is responsible for reviewing the Proxy Guidelines and a summary of the proxy matters encountered by GEAM at least annually and, if necessary, updating the Proxy Guidelines.

GEAM has hired Institutional Shareholder Services, Inc. (“ISS”) to collect all proxy materials, provide research and vote all proxies as instructed to do so by GEAM.  Upon receipt of a proxy, ISS provides the proxy analyst, an employee of GEAM responsible for facilitating and processing all proxy votes, with an analysis of the proxy material, which includes management’s recommendation, and a vote recommendation based on the Proxy Guidelines.

In general, GEAM votes with management.  In certain limited cases, GEAM may instruct ISS to abstain from voting a proxy where such abstention is believed to be in the overall best interest of clients.  The proxy analyst reviews each analysis and vote recommendation subject to the following:

a.                                       Domestic and International Routine Issues: The proxy analyst confirms ISS recommendations on routine issues.  Such issues falling under this section (a) generally include voting for: (1) auditors and the board of directors, changes to the state of incorporation (if still incorporated in the United States), stock splits, the authorization of additional shares of common stock, staggered stock boards (if voting with management), reasonable stock option plans, director compensation and employee stock purchase plans, management proposals dealing with environmental and social issues, and share repurchases; and (2) against supermajority votes, unequal classes of common and preferred stock, the establishment of preemptive rights and the authorization of preferred stock if excessive as compared to the common stock.

b.                                      Domestic and International Non-Routine Issues:  Vote with Management and Consistent with Proxy Guidelines: If the issue is determined to be non-routine by the proxy analyst, a portfolio securities analyst for the relevant asset class and a Proxy Committee member will review the proxy material and recommend how to vote such proxy.  If the recommendation is to vote with management and consistent with the proxy guidelines, such recommendation will be forwarded to ISS.  Non-routine issues falling under this section (b) and section (c) (below) generally include golden parachutes, poison pills, environmental and social issues, severance agreements, restructurings and mergers.

c.                                       Domestic and International Non-Routine Issues:  Voting Against Management or Inconsistent with the Proxy Guidelines: If (1) the issue is determined to be non-routine by the proxy analyst and either a portfolio securities analyst for the relevant asset class or the Proxy Committee member recommends a vote against management or (2) a portfolio securities analyst seeks in any case to vote contrary to the Proxy Guidelines, then at least two Proxy Committee members will review the proxy material and determine how to vote such proxy.  In certain circumstances, an independent third party will be engaged to determine how to vote the proxy (see below).

A material conflict of interest may arise in a situation where the proxy analyst or a portfolio securities analyst or a Proxy Committee member, if voting the proxy, has knowledge of a situation where either GEAM or one of its affiliates would enjoy a substantial or significant benefit from casting a vote in a particular way (“Material Conflict of Interest”).  If a Material Conflict of Interest does arise, ISS (or in certain limited cases, another independent third party) will be solely responsible for voting the proxy, the Material Conflict of Interest will be documented, the Board of GEAM will be notified at the next regular Board meeting following the material conflict of interest and the Proxy Committee will be notified of such conflict at its annual meeting. In the absence of a conflict of interest or in the case of an immaterial conflict of interest, regular procedures will be followed.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

July 2003

Goldman, Sachs & Co.

Goldman Sachs Asset Management, L.P.

Goldman Sachs Asset Management International

Goldman Sachs Princeton LLC

(collectively, “GSAM”)

SUMMARY OF POLICY ON PROXY VOTING

FOR INVESTMENT ADVISORY CLIENTS

Proxy voting and our understanding of corporate governance issues are important elements of the portfolio management services we perform for our advisory clients who have authorized us to address these matters on their behalf.  Our guiding principles in performing this service are to make proxy voting decisions that (i) favor proposals that tend to maximize a company’s shareholder value and (ii) are free from the influence of conflicts of interest.

Public Equity Investments

Overview of GSAM Proxy Voting Policy

To implement these general principles for investments in publicly-traded equities, we have adopted the GSAM Proxy Voting Policy to assist us in making proxy voting decisions and developing procedures for effecting those decisions. The GSAM Proxy Voting Policy and associated procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.

The GSAM Proxy Voting Policy addresses a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers and various shareholder proposals.  It reflects GSAM’s fundamental belief that sound corporate governance will create a framework within which a company can be directed and managed in the interests of its shareholders. Senior management of GSAM periodically reviews the GSAM Proxy Voting Policy to ensure it continues to be consistent with our guiding principles.  Clients may request a copy of the GSAM Proxy Voting Policy for their review by contacting their financial advisor.

Implementation by Portfolio Management Teams

Each GSAM equity portfolio management team (“Portfolio Management Team”) has developed an approach for how best to evaluate proxy votes on an individualized basis in relation to the GSAM Proxy Voting Policy and each Portfolio Management Team’s investment philosophy and process.  For example, our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process.  Therefore, on a case-by-case basis, each active-equity Portfolio Management Team may vote differently from the pre-determined application of the GSAM Proxy Voting Policy.  Our quantitative-equity Portfolio Management Teams, by contrast, exclusively follow such pre-determined application.

In addition, the GSAM Proxy Voting Policy is designed generally to permit Portfolio Management Teams to consider applicable regional rules and practices regarding proxy voting when forming their views on a particular matter.

Use of Third-Party Service Providers

We utilize independent service providers to assist us in determining the GSAM Proxy Voting Policy and in implementing our proxy voting decisions.  The primary provider we currently use is Institutional Shareholder Services (“ISS”), which provides proxy voting services to many asset managers on a global basis.  Senior GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.

Specifically, ISS assists GSAM in the proxy voting and corporate governance oversight process by developing and updating the ISS Proxy Voting Guidelines, which are incorporated into the GSAM Proxy Voting Policy, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services.  GSAM’s decision to retain ISS is based principally on the view the services ISS provides, subject to GSAM’s oversight, will generally result in proxy voting decisions which are favorable to shareholders’ interests.  GSAM may, however, hire other service providers to supplement or replace the services GSAM receives from ISS.  In addition, active-equity Portfolio Management Teams are able to cast votes that differ from recommendations made by ISS, as detailed in the GSAM Proxy Voting Policy.

Conflicts of Interest

The GSAM Proxy Voting Policy also contains procedures to address potential conflicts of interest.  These procedures include our adoption of and reliance on the GSAM Proxy Voting Policy, including the ISS Proxy Voting Guidelines, and the day-to-day implementation of those Guidelines by ISS.  The procedures also establish a process under which an active-equity Portfolio Management Team’s decision to vote against an ISS recommendation is approved by the local Chief Investment Officer for the requesting Portfolio Management Team and notification of the vote is provided to the Global Chief Investment Officer for active-equity investment strategies and other appropriate GSAM personnel.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be acted upon by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

External Managers

Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for proxy voting.  GSAM may, however, retain such responsibilities where it deems appropriate.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodian to send proxy materials directly to them.  GSAM can also accommodate situations where individual clients have developed their own guidelines with ISS or another proxy service.  Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

HOTCHKIS AND WILEY CAPITAL MANAGEMENT LLC

PROXY VOTING POLICIES AND PROCEDURES

PURPOSE

The purpose of these Proxy Voting Policies and Procedures is to memorialize the procedures and policies adopted by Hotchkis and Wiley Capital Management (“HWCM”) to enable it to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

POLICY

HWCM acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”).  Unless a client (including a “named fiduciary” under ERISA) specifically reserves the right to vote its own proxies, HWCM will vote all proxies in sufficient time prior to their deadlines as part of its full discretionary authority over the assets.

When voting proxies for clients, HWCM’s primary concern is that all decisions be made solely in the best interest of the shareholder (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA).  HWCM will act in a manner it deems prudent and diligent and which is intended to enhance the economic value of the assets of the account.

GUIDELINES

Each proxy issue will be considered individually.  The following guidelines are a partial list to be used in voting on proposals often contained in proxy statements, but will not be used as rigid rules.  The voting policies below are subject to modification in certain circumstances and will be reexamined from time to time.  With respect to matters that do not fit in the categories stated below, HWCM will exercise its best judgement as a fiduciary to vote in the manner which will most enhance shareholder value.

Management Proposals

The majority of votes presented to shareholders are proposals made by management, which have been approved and recommended by its board of directors.  Generally, in the absence of any unusual or non-routine information, the following items are likely to be supported:

•                  Ratification of appointment of independent auditors

•                  General updating/corrective amendments to charter

•                  Increase in common share authorization for a stock split or share dividend

•                  Stock option plans that are incentive based and not excessive

•                  Election of directors

The following items will always require company specific and case-by-case review and analysis when submitted by management to a shareholder vote:

•                  Directors’ liability and indemnity proposals

•                  Executive compensation plans

•                  Mergers, acquisitions, and other restructurings submitted to a shareholder vote

•                  Anti-takeover and related provisions

Shareholder Proposals

Under ERISA standards, it is inappropriate to use (vote) plan assets to carry out social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of beneficiaries, and economic impact.  In general, HWCM will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals.  However, HWCM will support shareholder proposals that are consistent with HWCM’s proxy voting guidelines for board-approved proposals

Generally, shareholder proposals related to the following items are supported:

•                  Confidential voting

•                  Bylaw and charter amendments only with shareholder approval

•                  Majority of independent directors in a board

Generally, shareholder proposals related to the following items are not supported:

•                  Limitations on the tenure of directors

•                  Declassification of the board

•                  Cumulative voting

•                  Restrictions related to social, political, or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or vested interest impact.

•                  Reports which are costly to provide or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of shareholders.

Conflict of Interest

Due to the nature of HWCM’s business and its small size, it is unlikely that conflicts of interest will arise in voting proxies of public companies,.  However,  if a potential conflict of interest did arise it would typically be a proxy for a company that is also HWCM’s client.  In this event, the Compliance Department will review these votes to make sure that HWCM’s proposed votes are consistent with the established guidelines and not prompted by any conflict of interest.

HWCM may receive proxies for companies which are clients of Stephens Inc. (“Stephens”), a full service broker-dealer and investment bank who’s parent company, Stephens Group Inc., owns a non-controlling minority interest in HWCM.  Stephens does not directly or indirectly participate in HWCM’s policies or decisions with respect to proxy voting.

PROCEDURES

HWCM’s Portfolio Services Department is responsible for ensuring that all proxies received by HWCM are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with our established guidelines, we recognize that some proposals require special consideration, which may dictate that we make an exception to our broad guidelines.

HWCM subscribes to an independent third party proxy research firm which provides analysis and recommendation for company proxies. On specific items where the board-approved recommendation and the research firm’s recommendation do not agree, HWCM will generally approve the board-approved recommendation if it is consistent with our established guidelines.  The HWCM analyst responsible for research for the company makes a determination on how to vote the proxies using our established guidelines.

Whenever HWCM is proposing to vote against the board-approved recommendations or against its established guidelines, the Compliance Department will review these votes to make sure that HWCM’s proposed vote is not prompted by any conflict of interest.

RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, HWCM will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that HWCM may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the HWCM that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made by clients regarding conflicts of interest in voting the proxy.

HWCM will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advise clients how they may obtain information about how HWCM voted their securities.  Clients may obtain information about how their securities were voted or a copy of our Proxy Voting Policies and Procedures free of charge by written request addressed to HWCM.

JENNISON ASSOCIATES LLC

PROXY VOTING POLICY AND PROCEDURES

Introduction

Jennison Associates LLC (the “Adviser”) has adopted the following “Proxy Voting Policy and Procedures” (“Policy”), in compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and other applicable fiduciary obligations.  The Policy is designed to provide guidance to those Jennison employees (portfolio managers and analysts, hereinafter referred to as “Investment Professionals”) who are responsible for discharging the Adviser’s proxy voting obligation under the Rule, and to ensure that proxies are voted in the best interests of the Adviser’s clients(1).

II.       Statement of Policy

It is the policy of the Adviser that where proxy voting authority has been delegated to the Adviser by clients, that all proxies be voted in the best interest of the client without regard to the interests of the Adviser or other related parties.  Secondary consideration may be given to the public and social value of each issue.  For purposes of the Policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time.  It is further the policy of the Adviser that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings.  However, in some countries, voting proxies result in additional costs.  As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting.  Our policy is to not vote these types of proxies as the valuation impact far outweighs the benefit of voting.

III.                                 Procedures

A.           Account Set-up and Review

Initially, the Adviser must determine whether the client seeks to retain the responsibility of voting proxies or seeks to delegate that responsibility to the Adviser.  The responsibility to vote proxies will be specified in the client’s investment advisory contract with the Adviser.  Where no designation is made, Jennison will vote proxies for such accounts(s) in accordance with this Policy.  The client may choose to have the Adviser vote proxies in accordance with the Adviser’s standard guidelines. The Adviser, in its discretion, may also permit a client to modify the Adviser’s standard guidelines with respect to such client exclusively or may accept direction from a client with respect to the client’s proxies and vote in accordance with a client’s own guidelines (collectively, “Client Guidelines”).  Alternatively, the Adviser may decline to accept authority to vote such client’s proxies.  Designated Investment Professionals within each portfolio management area will be responsible for ensuring that each new client’s account for which the client has delegated proxy voting authority is established with the proper guidelines (when client is not adopting Jennison’s Guidelines) before investment discretionary activity commences.

Proxy Voting

1.               Guidelines for Recurring Issues

The Adviser has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues.  These Guidelines are reviewed on an annual basis by the Adviser’s Proxy Voting Committee and its relevant portfolio management staff, then revised when a determination has been made that a change is appropriate.  These Guidelines are meant to convey the Adviser’s general approach to voting decisions on certain issues.  Nevertheless, the Adviser’s Investment Professionals maintain responsibility for reviewing all proxies individually and making final decisions based on the merits of each case.

2.               Use of Third Party Proxy Service

(1) In the event the Adviser should manage affiliated client accounts, the Adviser, for purposes of this policy, makes no distinction between accounts of affiliated companies, e.g., the General Accounts of Prudential (as well as related insurance companies and entities), and other separately managed accounts, each of which will be treated consistently under the Policy.

In an effort to discharge its responsibility, the Adviser has examined third-party services that assist in the researching and voting of proxies and development of voting guidelines.  After such review, the Adviser has selected Investor Responsibility Research Center (“IRRC”) – a proxy research and voting service – to assist it in researching and voting proxies.  IRRC helps investors research the financial implications of proxy proposals and cast votes on behalf of the investor.  The Adviser will utilize the research (for purposes of establishing guidelines) and analytical services, operational implementation and recordkeeping and reporting services provided by IRRC.  IRRC will research each proxy and provide a recommendation (at the Adviser’s request only if one does not already exist) to the Adviser as to how best to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Adviser’s duty to vote proxies in the best interest of its clients.  For clients using proxy voting guidelines different from the Adviser’s Guidelines, the Adviser will instruct IRRC to vote these proxies in accordance with such modified guidelines.  IRRC will cast votes in accordance with the Adviser’s Guidelines, unless instructed otherwise by a Jennison Investment Professional, as set forth below, or if the Adviser has accepted direction from a Client, in accordance with the Client’s Guidelines.

3.               Review of Recommendations

The Adviser’s Investment Professionals have the ultimate responsibility to accept or reject any proxy voting recommendation – as determined by either the Guidelines or Client’s Guidelines (“Recommendation”).  Consequently, Investment Professionals shall review and evaluate the Recommendation for each proxy ballot before IRRC casts the vote, taking into account the Policy, all guidelines applicable to the account(s), and the best interests of the client(s).  The Investment Professionals shall override the Recommendation should he/she not believe that such Recommendation, based on all relevant facts and circumstances at the time the proxy ballot is voted, is in the best interest of the client(s).  The Adviser will memorialize the basis for any decision to override a Recommendation or to abstain from voting, including the resolution of any conflicts, if any, as further discussed below.  The Adviser may vote the same proxy proposal differently for different clients.  Also, the Adviser may choose not to vote proxies under the following circumstances:

•                  If the effect on the client’s economic interests or the value of the portfolio holding is indeterminable or insignificant;

•                  If the cost of voting the proxy outweighs the possible benefit (such as security lending, see 5. below); or

•                  If a jurisdiction imposes share blocking restrictions which prevent the Adviser from exercising its voting authority.

4.               Addressing Material Conflicts of Interest

There may be instances where the interest of the adviser conflicts or may appear to conflict with the interest of its clients when voting proxies on behalf of those clients (“Material Conflict”).  Investment Professionals have an affirmative duty to disclose any potential Material Conflicts known to them related to a proxy vote.  Material Conflicts may exist in situations where the Adviser is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where the Adviser or an affiliated person of the Adviser also:

•                  Manages the issuer’s or proponent’s pension plan;

•                  Administers the issuer’s or proponent’s employee benefit plan;

•                  Provides brokerage, underwriting, insurance or banking services to the issuer or proponent; or

•                  Manages money for an employee group.

Additional Material Conflicts may exist if an executive of the Adviser or its control affiliates is a close relative of, or has a personal or business relationship with:

•                  An executive of the issuer or proponent;

•                  A director of the issuer or proponent;

•                  A person who is a candidate to be a director of the issuer;

•                  A participant in the proxy contest; or

•                  A proponent of a proxy proposal.

Material Conflicts based on business relationships or dealings of affiliates of the Adviser will only be considered to the extent that the applicable portfolio management area of the Adviser has actual knowledge of such business relationships.  Whether a relationship creates a Material Conflict will depend on the facts and circumstances at the time the proxy is voted.  Even if these parties do not attempt to influence the Adviser with respect to voting, the value of the relationship to the Adviser may create the appearance of or an actual Material Conflict, such as when the issuer is a client of the Adviser.

The Adviser may adopt such processes it deems necessary to identify Material Conflicts.  Prior to overriding a Recommendation, the Investment Professional (or other designated personnel) must complete the Proxy Vote Override Form, attached as Exhibit A, and submit it to Compliance for determination as to whether a potential Material Conflict of interest exists between the Adviser and the client on whose behalf the proxy is to be voted.  If Compliance determines that there is no potential Material Conflict mandating a voting recommendation from the Adviser’s Proxy Voting Committee, the portfolio manager or analyst may vote or override the Recommendation and vote the proxy issue as he/she determines is in the best interest of clients.  If Compliance determines that there exists or may exist a Material Conflict, it will refer the issue to the Adviser’s Proxy Voting Committee for consideration.  The Adviser’s Proxy Voting Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual Material Conflict and make a determination as to how to vote the proxy – i.e., whether to permit or deny the vote or override of the Recommendation, or whether to take other action, such as delegating the proxy vote to an independent third party to either vote or provide a recommendation as to how to vote (such as IRRC) or obtaining voting instructions from clients.

In considering the proxy vote and potential Material Conflict, the Adviser’s Proxy Voting Committee may review the following factors, including but not limited to:

•                                          Whether the issuer is a client of the Adviser.

•                                          The percentage of outstanding securities of the issuer held on behalf of clients by the Adviser.

•                                          The nature of the relationship of the issuer with the Adviser, its affiliates or its executive officers.

•                  Whether there has been any attempt to directly or indirectly influence the portfolio manager’s decision.

•                  Whether the direction (for or against) of the proposed vote would appear to benefit the Adviser or a related party.

•                  Whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.

In cases where a Material Conflict has been identified, the Proxy Override Form will be completed by the Investment Professional responsible for casting the proxy vote, such as when the Adviser is voting a proxy on behalf of its clients where the issuer is also a client of the Adviser or an affiliated entity.  The Adviser’s Proxy Voting Committee reviews all such proxy voting decisions.  In addition, a committee comprised of both senior business executives and regulatory personnel of Jennison and its affiliated asset management unit, Prudential Investment Management, Inc, reviews these votes.  This committee also has a role in identifying Material Conflicts that may affect Jennison due to ownership by a diversified financial organization, Prudential Financial, Inc.

The Adviser may not abstain from voting any such proxy for the purpose of avoiding conflict.

5.                                       Lending

Jennison may pre-identify a particular issuer that may be subject to a security lending arrangement.  In this situation, Jennison will work with either custodian banks or IRRC to monitor upcoming meetings and call stock loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment.  In determining whether to call stock loans, the relevant investment professional shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.

C.                                     Proxy Voting Committee

The Adviser’s Proxy Voting Committee will consist of representatives from various functional areas within the Adviser.  It will meet annually and as needed to address potential Material Conflicts as further described above.(2)  The Adviser’s Proxy Voting Committee will have the following responsibilities:

•                  Review potential Material Conflicts and decide (by majority vote) whether to approve the vote or override requests made by portfolio management.

•                  Annually review the Guidelines for voting on recurring matters and make revisions as it deems appropriate.

•                  Recommend and adopt changes to the Policy as needed.

•                  Annually review all overrides by portfolio management.

•                  Annually review IRRC reports to determine voting consistency with guidelines and this Policy.

•                  Annually review the performance of IRRC and determine whether the Adviser should continue to retain IRRC’s services.

•                  Review the Adviser’s voting record (or applicable summaries of the voting record).

•                  Review sub-advisers’ voting records, if applicable, (or applicable summaries of the voting records).

•                  Oversee compliance with the regulatory disclosure requirements.

•                  Report annually, or more frequently upon request, to the investment company boards for mutual funds managed by Jennison on proxy voting matters, including:

•                  Overrides of Recommendations

(2) The Adviser’s Proxy Voting Committee will initially consist of Compliance, Legal and applicable investment professionals.  The participation of three members of the Adviser’s Proxy Voting Committee in any meeting will constitute a quorum.

•                  Proxy Voting Committee action on potential Material Conflicts

•                  Any changes to the Policy or Guidelines

•                  Comments on the proxy voting records for the funds

•                  Compliance with disclosure requirements

•                  Compliance reports as to reviews by Compliance of overrides

III.                                 Compliance Monitoring

The Adviser’s Chief Compliance Officer shall be responsible for the administration of this Policy.  Compliance will periodically sample data from business areas impacted by this Policy.  The data will be reviewed to ensure compliance with the Policy.  All information obtained during this review, including any analysis performed, shall be retained and signed by the person who conducted such review.

This Policy will be reviewed annually for adequacy and effectiveness.

A.                                   Monitoring of Overrides

Compliance will periodically review IRRC reports of overrides to confirm that proper override and conflict checking procedures were followed.

Supervisory Review

The designated supervisor for each Investment Professional will be responsible for ensuring that investment professionals with proxy voting responsibility are acting in accordance with this Policy.  Supervisors must approve all requests for overrides and evidence such approval by signing the completed Proxy Vote Override Form.

Compliance Reporting to Fund Boards

Each quarter upon request, Compliance will report to each investment company board of directors or trustees for which the Adviser acts as sub-adviser all proxy votes involving the relevant mutual fund in which the Adviser has either resolved a Material Conflict or overridden a Recommendation involving a Material Conflict and participation of the Adviser’s Proxy Voting Committee.  The Adviser shall provide copies of all Proxy Vote Override Forms to the management companies of mutual funds sub-advised by Jennison.

Annually, the Adviser’s Proxy Voting Committee upon request will provide the fund boards with a report of relevant proxy voting matters, such as any proposed changes to the Policy or Adviser’s Guidelines, comments on the voting record of the funds (e.g., votes against management), and any votes presenting Material Conflicts.

IV.                                Client Reporting

A.                                   Disclosure to Advisory Clients

The Adviser will also provide a copy of this Policy and the Adviser’s Guidelines upon request from a client.

The Adviser will provide any client who makes a written or verbal request with a copy of a report disclosing how the Adviser voted securities held in that client’s portfolio.  Reports will be available for any twelve month period of the following year.  The report will be produced by IRRC and will generally contain the following information:

•                  The name of the issuer of the security:

•                  The security’s exchange ticker symbol;

•                  The security’s CUSIP number;

•                  The shareholder meeting date;

•                  A brief identification of the matter voted on;

•                  Whether the matter was proposed by the issuer or by a security holder;

•                  Whether the Adviser cast a vote on the matter;

•                  How the Adviser voted; and

•                  Whether the Adviser voted for or against management.

B.             Investment Company Disclosures

The Adviser will ensure that the proxy voting record for the twelve-month period ending June 30 for each registered investment company client is properly reported to the mutual fund management company so as to meet their filing of Form N-PX no later than August 31 of each year by providing access to such reports prepared by IRRC.

V.                                    Recordkeeping

Either the Adviser or IRRC as indicated below will maintain the following records:

•                  A copy of the Policy and Guidelines (Adviser or client specific guidelines);

•                  A copy of each proxy statement received by the Adviser regarding client securities (IRRC);

•                  A record of each vote cast by the Adviser on behalf of a client (IRRC);

•                  A copy of all documents created by the Adviser that were material to making a decision on the proxy voting, (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any conflict, a copy of all Proxy Vote Override Forms and all supporting documents (IRRC and Adviser);

•                  A copy of each written request by a client for information on how the Adviser voted proxies on behalf of the client, as well as a copy of any written response by the Adviser to any request by a client for information on how the adviser voted proxies on behalf of the client.  Records of oral requests for information or oral responses will not be kept. (Adviser); and

•                  Agenda of Proxy Voting Committee meetings with supporting documents. (Adviser)

Such records must be maintained for at least six years.

VI.                                Certifications

All new Investment Professionals prior to engaging in the activity described herein, must certify, substantially in the form as attached hereto as Exhibit B, that they have read and understand this Proxy Voting Policy and Procedures and they will comply with such procedures.

All existing employees, subsequent to each fiscal year, must certify within a reasonable time period that they have read, understand and have complied with this Proxy Voting Policy and Procedures for the previous fiscal year then ended, as described in Exhibit C attached hereto.

VII.                            Policies and Procedures Revisions

This policy and related procedures may be changed, amended or revised as frequently as necessary in order to accommodate any changes in operations or by operation of law.  Any such change, amendment or revision may be made only by Jennison Compliance in consultation with the business groups or areas impacted by these procedures and consistent with applicable law.  Such changes will be promptly distributed to all impacted personnel.

Attachments:

Exhibit A-                                           Proxy Vote Override Form

Exhibit B-                                             Certification of Compliance and Understanding of Proxy Voting Policy and Procedures (New Employees)

Exhibit C -                                          Certification of Compliance with Proxy Voting Policy and Procedures

(Existing Employees)

Exhibit A

Proxy Vote Override Form

Portfolio Manager/Analyst:

Security Issuer:	,

Jennison Client:	☐	Yes	☐	No

Security’s exchange ticker symbol:

# of Shares held:

Percentage of outstanding shares held:

Applicable Guidelines (check one):	☐	Jennison Standard

	☐	Other (specify):

Brief Description of the Matter to be Voted On (or attached applicable materials):

Proposal Type (check one):	☐	Management Proposal
	☐	Shareholder Proposal (identify proponent:
)

Recommended vote by issuer’s management (check one):	☐	For	☐	Against

Investment Professional recommended vote

(check one):	☐	For	☐	Against	☐	Abstain

Describe in detail why you believe a Material Conflict exists or why an override is in the client’s best interest (attach supporting IRRC documentation):

Does the adviser, or any of its affiliates, provide services, either in the form of investment advisory or any other service, directly to the issuer of the proxy that is being voted?

☐	No	☐	Yes (if yes, please complete the follwing)

What is the aggregate Asset Management Unit holdings in the issuer?

What is the Percentage of issuer’s shares outstanding?

What is the date of the last client service visit (if within past 12 months)?

Were matters of issuer’s proxy discussed?

☐	No	☐	Yes (if yes, attach a detailed summary of this discussion.

What is the date of the last analyst visit (if within past 12 months)?

Were matters of issuer’s proxy discussed?

☐	No	☐	Yes (if yes, attach a detailed summary of this discussion.

Are you aware of any facts related to this proxy vote that may present a potential conflict of interest with the interests of the client(s) on whose behalf the proxies are to be voted?

☐	No	☐	Yes (describe below)

Certification:

The undersigned hereby certifies to the best of his or her knowledge that the statements contained herein are true, complete and accurate, and that such proxy vote is in the client’s best interests without regard to the interests of Jennison or any related parties and that there were no other factors influencing the voting of the proxy.   Furthermore, please certify by checking the appropriate box whether:

You are aware of any relationship between the issuer, or its officers or directors, and Jennison or any of its officers, directors and affiliates?

☐	No	☐	Yes (provide description)

You are aware of any relationship between the proponent of the proxy proposal (if not the issuer) and Jennison, its executive officers or any of its affiliates?

☐	No	☐	Yes (provide description)

Anyone has (outside of your portfolio management area) contacted you in an attempt to influence your decision to vote this proxy matter?

☐	No	☐	Yes (provide description)

(If you have checked YES to any of the foregoing questions, please attach either an appropriate description or explanation.  If you have been contacted, please be sure to include in your description the name of the person who contacted you and on whose behalf, the manner in which you were contacted (such as by phone, by mail, as part of group, individually etc.), the subject matter of the communication and any other relevant information, and attach copies of any written communications, as well.)

Date:
Name:
Title:

Supervisor Concurrence with Override Request:

Date:
Name:
Title:

Compliance Action:

☐	Approved by Jennison Proxy Voting Committee

Approved by:

Date:

Reviewed by:	,	Compliance Dept.

Signature	title	Date

EXHIBIT B

Certification of Compliance With and Understanding of

Proxy Voting Policy and Procedures

(New Employees )

I,                                       , [ name ]                          , [ title ], hereby certify that I have read and understand the Proxy Voting Policy and Procedures and that I will comply with such procedures.

Signed by:

Title:

Print Name:

Employment Date:

Date:

EXHIBIT C

Certification of Compliance With and Understanding of

Proxy Voting Policy and Procedures

(Existing Employees)

I,                                  , [ name ]                          [ title ], hereby certify that I have read, understand and have complied with the Proxy Voting Policy and Procedures for the fiscal period ended December 31, 200  .

Signed by:

Title:

Print Name:

Date:

J.P. MORGAN INVESTMENT MANAGEMENT INC.

PROXY VOTING POLICIES AND PROCEDURES

The investment adviser entities that comprise JPMorgan Asset Management (“JPMAM”) may be granted by their clients the authority to vote the proxies of the securities held in client portfolios.  To ensure that the proxies are voted in the best interests of its clients, JPMAM has adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value.  For proxy matters that are not covered by the Guidelines (including matters that require a case-by-case determination) or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast.  That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of clients.

To oversee and monitor the proxy-voting process, each JPMAM advisory entity will establish a proxy committee and appoint a proxy administrator in each global location where proxies are voted.  Each proxy committee will meet periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by the relevant JPMAM entity.

A copy of the JPMAM proxy voting procedures and guidelines are available upon request by contacting your client service representative.

LSV ASSET MANAGEMENT

PROXY VOTING PROCEDURES

LSV’s standard investment management agreement expressly authorizes LSV to vote proxies on behalf of the client’s account.  Therefore, unless the client expressly reserves proxy voting responsibility, it is LSV’s responsibility to vote proxies relating to securities held for the client’s account.

ERISA Accounts.  Unless proxy voting responsibility has been expressly reserved and is being exercised by another fiduciary for an ERISA plan client, LSV, as the investment adviser for the account, must vote all proxies relating to securities held for the plan’s account.  If LSV is responsible for voting, LSV shall make appropriate arrangements with each account custodian to have proxies forwarded, on a timely basis to the appropriate person, and shall endeavor to correct delays or other problems relating to timely delivery of proxies and proxy materials.

Fiduciary obligations of prudence and loyalty require an investment adviser with proxy voting responsibility to vote proxies on issues that affect the value of the client’s investment.  Proxy voting decisions must be made solely in the best interests of the client’s account.  In voting proxies, LSV is required to consider those factors that may affect the value of the client’s investment and may not subordinate the interests of the client to unrelated objectives.

LSV has adopted proxy voting guidelines that provide direction in determining how various types of proxy issues are to be voted.  LSV will engage an expert independent third party to design guidelines for client accounts that are updated for current corporate governance issues, helping to ensure that clients’ best interests are served by voting decisions.  Specific proxy voting guidelines are available to clients upon request.

LSV’s purely quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues.  LSV therefore will retain an independent, expert third party, currently Institutional Shareholder Services (“ISS”).  ISS will implement LSV’s proxy voting process, cast all votes on LSV’s behalf in accordance with LSV’s proxy voting guidelines (unless otherwise instructed by LSV), provide assistance in developing guidelines and provide analysis of proxy issues on a case-by-case basis.  LSV is responsible for monitoring ISS to ensure that proxies are adequately voted.  LSV will vote issues contrary to, or issues not covered by, the guidelines only when LSV believes it is in the best interest of the client.  Where the client has provided proxy voting guidelines to LSV, those guidelines will be followed, unless it is determined that a different vote would add more value to the client’s holding of the security in question.  Direction from a client on a particular proxy vote will take precedence over the guidelines in voting that client’s shares.  LSV’s use of ISS is not a delegation of LSV’s fiduciary obligation to vote proxies for clients.

Should a material conflict arise between LSV’s interest and that of its clients (e.g., a client bringing a shareholder action has solicited LSV’s support; LSV manages a pension plan for a company whose management is soliciting proxies; or an LSV employee has a relative involved in management at an investee company), LSV will vote the proxies in accordance with the recommendation of the independent third party proxy voting service.  A written record will be maintained describing the conflict of interest, and an explanation of how the vote taken was in the client’s best interest.

LSV may refrain from voting a proxy if the expected cost of voting the proxy exceeds the expected benefit of voting, for example in the case of voting a foreign security when the proxy must be translated into English or the vote must be cast in person.

Clients may receive a copy of LSV’s voting record for their account by request.  LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV’s voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.

Recordkeeping.  In accordance with the recordkeeping rules, LSV will retain:

(i)                                     Copies of its proxy voting policies and procedures.

(ii)                                  A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR).

(iii)                               A record of each vote cast on behalf of a client (maintained by the proxy voting service).

(iv)                              A copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service).

(v)                                 A copy of clients’ written requests for proxy voting information and a copy of LSV’s written response to a client’s request for proxy voting information for the client’s account.

(vi)                              LSV will ensure that it may obtain access to the proxy voting service’s records promptly upon LSV’s request.

LSV will maintain required materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place, the first two years in LSV’s principal office.

NEUBERGER BERMAN ASSET MANAGEMENT

PROXY VOTING POLICIES AND PROCEDURES

Neuberger Berman has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority.  The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies.  In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Institutional Shareholder Services Inc. (ISS) to vote proxies in accordance with Neuberger Berman’s voting guidelines.

For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines.  For non-socially responsive clients, Neuberger Berman’s guidelines adopt the voting recommendations of ISS.  Neuberger Berman retains final authority and fiduciary responsibility for proxy voting.  Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman’s proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the proxy Committee shall:  (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.  PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies.  Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.  Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote.  In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.  PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy.  PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client.  If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration.  If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy.  PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients.  If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy.  Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client.  However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy.  In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

PRUDENTIAL INVESTMENT MANAGEMENT, INC.

In recent years, the subject of proxy voting by investment managers and mutual funds has received attention in the press and by the Securities and Exchange Commission.  We would like to take this opportunity to provide our clients with a summary of our proxy voting policy and procedures, which is enclosed. This information is being provided to you in accordance with a new SEC requirement under the Investment Advisers Act of 1940.

It is our policy to vote proxies on client securities in the best interest of our clients and consistently with portfolio investment guidelines.  In the case of pooled accounts, it is our policy to vote proxies on securities in such account in the best interest of the pooled account.  In the event of any actual or apparent material conflict between our clients’ interest and our own, our policy is to act solely in our clients’ interest.  To this end, a proxy voting committee, described in the enclosed summary, has established procedures to address proxy voting situations that could involve potential material conflicts.

You may obtain copies of our policy and procedure, and information concerning the voting of proxies with respect to your securities, at any time upon request.

SUMMARY OF PIM PROXY VOTING POLICY

The policy of each of the asset management units within Prudential Investment Management, Inc. (“PIM”) is to vote proxies in the best interests of their respective clients based on the clients’ priorities.  Client interests are placed ahead of any potential interest of PIM or its asset management units.

Because the various asset management units within PIM manage distinct classes of assets with differing management styles, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines.  The specific voting approach of each unit is noted below.

A committee comprised of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests.  The committee is responsible for interpretation of the proxy voting policy and periodically assesses the policy’s effectiveness.  In addition, should the need arise, the committee is authorized to address any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit.

In all cases, clients may obtain the proxy voting policies and procedures of the various PIM asset management units, and information is available to each client concerning the voting of proxies with respect to the client’s securities, simply by contacting the client service representative of the respective unit.

Voting Approach of PIM Asset Management Units

Prudential Public Fixed Income

As this asset management unit invests primarily in public debt, there are few traditional proxies voted in this unit.  Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors.  With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis.  Specifically, if a proxy involves:

•                                          a proposal regarding a merger, acquisition or reorganization,

•                                          a proposal that is not addressed in the unit’s detailed policy statement, or

•                                          circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the applicable portfolio manager(s) for individual consideration.

Prudential Quantitative Management

This asset management unit applies quantitative investment processes when providing investment advisory services to its clients.  Generally, when a proxy is received, this unit will vote in accordance with a predetermined set of votes set forth in a policy established by the unit’s proxy voting committee.   For other issues, where a policy is not in place or when circumstances suggest a vote not in accordance with the detailed policy, the proxies are voted on a case-by-case basis considering the financial impact of the proposal.

Prudential Real Estate Investors

As this asset management unit invests primarily in real estate and real estate-related interests, there are few traditional proxies voted in this unit.  Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors.  With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis.  Specifically, if a proxy involves:

•                                          a proposal regarding a merger, acquisition or reorganization,

•                                          a proposal that is not addressed in the unit’s detailed policy statement, or

•                                          circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the relevant portfolio manager(s) for individual consideration.

Prudential Capital Group

As this asset management unit invests almost exclusively in privately placed debt, there are few, if any, traditional proxies voted in this unit.  As a result, this unit evaluates each proxy it receives and votes on a case-by-case basis.  Considerations will include detailed knowledge of the issuer’s financial condition, long- and short-term economic outlook for the issuer, its capital structure and debt-service obligations, the issuer’s management team and capabilities, as well as other pertinent factors.  In short, this unit attempts to vote all proxies in the best economic interest of its clients based on the clients’ expressed priorities, if any.

QUANTITATIVE MANAGEMENT ASSOCIATES LLC

PROXY VOTING POLICIES AND PROCEDURES

The overarching goal of Quantitative Management Associates LLC (“QMA”) is to vote proxies in the best interests of its clients by placing clients’ interests ahead of any potential interest of QMA.

A committee comprised of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assesses the policy’s effectiveness.

Clients may obtain the proxy voting policies and procedures of QMA and information concerning the voting of proxies with respect to the client’s securities, simply by contacting the client service representative of QMA.

Generally, when a proxy is received, QMA will vote in accordance with a predetermined set of guidelines set forth in a policy established by QMA’s proxy voting committee.  For other issues, where a policy is not in place or when circumstances suggest a vote not in accordance with the detailed policy, the proxies are voted on a case-by-case basis considering the financial impact of the proposal.

RS INVESTMENT MANAGEMENT, L.P.

RS Investment Management, L.P.

RS Investment Management, Inc.

RS Growth Group LLC
RS Value Group LLC

SUMMARY DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

Each of the RS investment advisory firms (each, an “Adviser”) has adopted policies and procedures (the “Policies”) that govern how it votes proxies relating to securities owned by its advisory clients for which the Adviser exercises voting authority and discretion (the “Proxies”). The advisory clients for which the Advisers vote Proxies are registered investment companies and certain other institutional accounts.  The Policies do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated that authority and discretion to a third party.

The guiding principle by which the Advisers vote on all matters submitted to security holders is to act in a manner consistent with the best interest of their clients, without subrogating the clients’ interests to those of the Advisers. The Policies are designed to ensure that material conflicts of interest on the part of an Adviser or its affiliates do not affect voting decisions on behalf of the Advisers’ clients.

The Advisers have adopted detailed proxy voting guidelines (the “Guidelines”) that set forth how they plan to vote on specific matters presented for shareholder vote.  In most cases, the Guidelines state specifically whether Proxies will be voted by the Advisers for or against a particular type of proposal.  The indicated vote in the Guidelines is the governing position on any matter specifically addressed by the Guidelines.

Because the Guidelines have been pre-established by the Advisers, voting of Proxies in accordance with the Guidelines is intended to limit the possibility that any conflict of interest might motivate an Adviser’s voting decision with respect to a proposal.  However, an Adviser is permitted to  override the Guidelines (an “Override”)  with respect to a particular shareholder vote when the Adviser believes the Override to be in a client’s best interest.    In addition, there may be situations involving matters presented for shareholder vote that are not governed by the Guidelines (any such vote being a “Special Vote”).  In connection with any Override or Special Vote, a determination is made by the Advisers’ chief compliance officer whether there is any material conflict of interest between the Adviser, on the one hand, and the relevant advisory clients, on the other, arising out of the provision of certain services or products by an Adviser to the company  on whose behalf Proxies are being solicited, personal shareholdings of any Adviser personnel in the company, or any other relevant material conflict of interest.  Any such determination must be reviewed by the chief operating officer of the  Advisers.

Certain aspects of the administration of the Policies are governed by a Proxy Policy Committee comprised of senior management personnel and compliance personnel.  The Committee oversees the Proxy voting process generally and may be consulted in specific cases concerning the voting of Proxies.

The Advisers have retained Investor Responsibility Research Center (“IRRC”) to handle the administrative aspects of voting proxies for the accounts of our advisory clients.  IRRC monitors the accounts and their holdings to be sure that all Proxies are received and votes are cast.  In addition, the Advisers’ compliance department monitors matters presented for shareholder votes and tracks the voting of the Proxies on a regular basis.

Clients may obtain a copy of the Policies and information regarding how the Advisers have voted securities held in their accounts, by contacting John Sanders at (415) 591-2768.

The Policies are subject to change at any time without notice.

SALOMON BROTHERS ASSET MANAGEMENT INC

PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

Concerning Citigroup Asset Management (1)(CAM)

Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.  CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues.  The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

(1)Citigroup Asset Management comprises Salomon Brothers Asset Management Inc, Smith Barney Asset Management ( a division of Citigroup Global Markets Inc.), Citibank Global Asset Management ( a unit of Citibank, N.A.), Smith Barney Fund Management LLC, Citi Fund Management Inc. and other investment adviser affiliates.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients.
To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer.  Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a predetermined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision- making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

WILLIAM BLAIR & COMPANY LLC

William Blair & Company, L.L.C.

PROXY VOTING POLICY STATEMENT AND PROCEDURES

This statement sets forth the proxy voting policy and procedures of William Blair & Company, L.L.C.  It is provided to all covered clients as described below even if we currently do not have authority to vote proxies for their account.

The Department of Labor has stated that the fiduciary act of managing plan assets by an investment adviser generally includes the authority to vote proxies for shares held by a plan unless the plan documents reserve this authority to some other entity.  ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisers Act of 1940. William Blair & Company, LLC is a registered investment adviser under the Investment Advisers Act of 1940. The Securities and Exchange Commission recently amended the rules of the Investment Advisers Act of 1940, requiring registered investment advisers to implement a proxy voting policy and procedures with respect to the voting of proxies for its advisory clients.  The rule changes require registered investment advisers to identify potential conflicts involved in the voting of proxies as well as introducing specific recordkeeping and disclosure requirements.  This policy is intended to comply with the rules of the Department of Labor and the Securities and Exchange Commission.

General Policy

William Blair & Company shall vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them.  William Blair & Company shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. William Blair & Company is not responsible for voting proxies it does not receive.  However, William Blair & Company will make reasonable efforts to obtain missing proxies.

All proxies are reviewed by the Proxy Administrator, subject to the requirement that all votes shall be cast solely in the best interest of the clients in their capacity as shareholders of a company.  The Proxy Administrator votes the proxies according to the Voting Guidelines (Domestic or International), which are designed to address matters typically arising in proxy votes.  William Blair & Company does not intend the Voting Guidelines to be exhaustive; hundreds of issues appear on proxy ballots and it is neither practical nor productive to fashion a guideline for each. Rather, William Blair & Company’s Voting Guidelines are intended to cover the most significant and frequent proxy issues that arise.

For issues not covered or to be voted on a “Case-by-Case” basis by the Voting Guidelines, the Proxy Administrator will consult the Proxy Policy Committee.  The Proxy Policy Committee will review the issues and will vote each proxy based on information from the company, our internal analysts and third party research sources, in the best interests of the clients in their capacity as shareholders of a company.  The Proxy Policy Committee members are:  Rocky Barber, Rick Smirl, George Greig, Jim Hering, Neal Seltzer and Ray Teborek.  The Proxy Policy Committee reviews The Proxy Voting Policy and Procedures annually and shall revise its guidelines as events warrant.

Conflicts of Interest Policy

William Blair & Company is sensitive to conflicts of interest that may arise in the proxy decision-making process and we have identified the following potential conflicts of interest:

•                  William Blair & Company has received investment banking compensation from the company in the preceding 12 months or anticipates receiving investment banking compensation in the next three months.

•                  A William Blair & Company principal or employee currently serves on the company’s Board of Directors.

•                  William Blair & Company, its principals, employees and affiliates (including, without limitation, Wilblairco, William Blair Capital Partners Funds and William Blair Mezzanine Funds), in the aggregate, own 1% or more of the company’s outstanding shares.

•                  The Company is a client of the Investment Management Department.

In the event that any of the above potential conflicts of interest arise, The Proxy Policy Committee will vote all proxies for that company in the following manner:

•                  If our Voting Guidelines indicate a vote “For” or “Against” a specific issue we will continue to vote according to the Voting Guidelines.

•                  If our Voting Guidelines have no recommendation or indicate a vote on a “Case-by-Case” basis, we will vote consistent with the voting recommendation provided by Institutional Shareholder Services (ISS), an independent third party research provider, utilized by William Blair & Company that analyzes each vote from the shareholder vantage point.

International Markets Share Blocking Policy

In international markets where share blocking applies, we typically will not, but reserve the right to, vote proxies due to liquidity constraints.  Share blocking is the “freezing” of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies.  Share blocking typically takes place between 1 and 20 days before an upcoming shareholder meeting, depending on the market.  While shares are frozen, they may not be traded.  Therefore, the potential exists for a pending trade to fail if trade settlement falls on a date during the blocking period.  William Blair & Company shall not subordinate the interests of participants and beneficiaries to unrelated objectives.

Recordkeeping and Disclosure

Pursuant to this policy, William Blair & Company will retain: 1) the Proxy Voting Policy Statement and Procedures; 2) all proxy statements received regarding client securities 3) records of all votes cast on behalf of clients; 4) records of client requests for proxy voting information, and 5) any documents prepared by William Blair & Company that are material to making a decision how to vote, or that memorialize the basis for the decision.

Upon a client’s request to the Proxy Administrator, William Blair & Company will make available to its clients a report on proxy votes cast on their behalf. These proxy-voting reports will demonstrate William Blair & Company’s compliance with its responsibilities and will facilitate clients’ monitoring of how their securities were voted.

The Proxy Voting Policy Statement and Procedures will be provided with each advisory contract and will also be described and provided with the Form ADV, Part II.

Exhibit A – Share Block by Country

Country	Blocking Begins	Blocking Ends
Argentina	3 - 7 days prior to the meeting date	Day after meeting
Austria	Varies by company; at least 3 days prior to the meeting date	Day after meeting
Belgium	3 - 6 days prior to the meeting date; shares remain blocked until a second call if quorum is not met	Day after meeting
Bermuda	21 days prior to the meeting date	Day after meeting
Czech Republic	2 - 7 days prior to the meeting date	Day after meeting
Egypt	3 days prior to the meeting date	Day after meeting
France	5 days prior to meeting date; shares remain blocked if quorum is not met	Day after meeting
Germany	Varies by company. Blocking period cannot be greater than 7 days	Day after meeting

prior to the meeting date.
Greece	5 days prior to the meeting date	Day after meeting
Hungary	N/A	Day after meeting
Italy	5 days prior to meeting; shares remain blocked if quorum is not met.	Day after meeting
Mauritius	Time frames vary	Day after meeting
Morocco	1 day prior to the meeting date	Day after meeting
Netherlands	5 - 6 days prior to the meeting date	Day after meeting
Poland	Generally, 5 days prior to the meeting date	Day after meeting
Portugal	Generally, 10-20 days prior to the meeting date	Day after meeting
Slovak Republic	N/A	Day after meeting
Switzerland	Upon receipt of instructions	Day after meeting
Turkey	7 days prior to the meeting date	Close of business two days after meeting

Source:  Institutional Shareholder Services (ISS)

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote FOR approval of financial statements and director and auditor reports, unless:

•                  There are concerns about the accounts presented or audit procedures used; or

•                  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•                  There are serious concerns about the accounts presented or the audit procedures used;

•                  The auditors are being changed without explanation; or

•                  Nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Vote FOR the appointment or reelection of statutory auditors, unless:

•                  There are serious concerns about the statutory reports presented or the audit procedures used;

•                  Questions exist concerning any of the statutory auditors being appointed; or

•                  The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME

Vote FOR approval of the allocation of income, unless:

•                  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•                  The payout is excessive given the company’s financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

Vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its Annual

General Meeting.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS

Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS

Vote FOR management nominees in the election of directors, unless:

•                  There are clear concerns about the past performance of the company or the board; or

•                  The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).

DIRECTOR COMPENSATION

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

DISCHARGE OF BOARD AND MANAGEMENT

Vote FOR discharge of the board and management, unless:

•                  There are serious questions about actions of the board or management for the year in question; or

•                  Legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•                  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet our guidelines for the purpose being proposed; or

•                  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

CAPITAL STRUCTURES

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super voting shares.

PREFERRED STOCK

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets our guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets our guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS

Vote FOR share repurchase plans, unless:

•                  Clear evidence of past abuse of the authority is available; or

•                  The plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS

Vote FOR mergers and acquisitions, unless:

•                  The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

•                  The company’s structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS

Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS

Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS

Vote compensation plans on a CASE-BY-CASE basis.

Vote AGAINST if the plans include specific provisions allowing for the repricing of options at the board’s discretion.  We oppose plans that include option repricing when the exercise price is reduced in response to a dropping share price.

ANTITAKEOVER MECHANISMS

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

PART C

OTHER INFORMATION

ITEM 23.

EXHIBITS

(a)(1)	Second Articles of Restatement of The Prudential Series Fund, Inc.	Incorporated by reference to Post-Effective Amendment No. 44 to this Registration Statement, filed April 26, 2002.

(a)(2)	Articles Supplementary to the Second Articles of Restatement of The Prudential Series Fund, Inc.	Incorporated by reference to Post-Effective Amendment No. 45 to this Registration Statement, filed February 7, 2003.

(a)(3)	Articles of Amendment to the Second Articles of Restatement of The Prudential Series Fund, Inc.	Incorporated by reference to Post-Effective Amendment No. 45 to this Registration Statement, filed February 7, 2003.

(a)(4)	Articles of Amendment to the Second Articles of Restatement of The Prudential Series Fund, Inc.	Incorporated by reference to Post-Effective Amendment No. 47 to this Registration Statement, filed February 20, 2004.

(a)(5)	Articles of Amendment to the Second Articles of Restatement of The Prudential Series Fund, Inc.	Incorporated by reference to Post-Effective Amendment No. 47 to this Registration Statement, filed February 20, 2004.

(a)(6)	Articles Supplementary to the Second Articles of Restatement of The Prudential Series Fund, Inc.	Incorporated by reference to Post-Effective Amendment No. 48 to this Registration Statement, filed April 28, 2004.

(a)(7)	Articles of Amendment to the Second Articles of Restatement of The Prudential Series Fund, Inc.	Incorporated by reference to Post-Effective Amendment No. 48 to this Registration Statement, filed April 28, 2004.
(a)(8)	Articles of Amendment to the Second Articles of Restatement of The Prudential Series Fund, Inc.	Incorporated by reference to Post-Effective Amendment No. 48 to this Registration Statement, filed April 28, 2004.

(a)(9)	Articles of Amendment to the Second Articles of Restatement of The Prudential Series Fund, Inc.	Incorporated by reference to Post-Effective Amendment No. 49 to this Registration Statement, filed January 31, 2005.

(a)(10)	Articles of Amendment to the Second Articles of Restatement of The Prudential Series Fund, Inc.	Filed herewith.

(b)	Amended By-laws of The Prudential Series Fund, Inc.	Incorporated by reference to Post-Effective Amendment No. 49 to this Registration Statement, filed January 31, 2005.

(d)(1)	Amended and Restated Management Agreement between Prudential Investments LLC and The Prudential Series Fund, Inc.	Incorporated by reference to Post-Effective Amendment No. 45 to this Registration Statement, filed February 7, 2003.

(d)(2)(i)	Subadvisory Agreement between Prudential Investments Fund Management LLC and The Prudential Investment Corporation.	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(d)(2)(ii)

Amendment to Subadvisory Agreement between Prudential Investments LLC (formerly known as Prudential Investments Fund Management LLC) and Prudential Investment Management, Inc. (formerly known as The Prudential Investment Corporation).

Incorporated by reference to Post-Effective Amendment No. 49 to this Registration Statement, filed January 31, 2005.

(d)(3)	Subadvisory Agreement between Prudential Investments Fund Management LLC and Jennison Associates LLC.	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(d)(4)	Subadvisory Agreement between The Prudential Insurance Company of America and Pacific Investment Management Company.	Incorporated by reference to Post-Effective Amendment No. 36 to this Registration Statement, filed April 28, 1999.

(d)(5)	Subadvisory Agreement between Prudential Investments Fund Management LLC and A I M Capital Management, Inc.	Incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement, filed August 4, 2000.

(d)(6)	Subadvisory Agreement between Prudential Investments Fund Management LLC and Alliance Capital Management, L.P.	Incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement, filed August 4, 2000.
(d)(7)	Subadvisory Agreement between Prudential Investments Fund Management LLC and Davis Selected Advisers, L.P.	Incorporated by reference to Post-Effective Amendment No. 44 to this Registration Statement, filed April 26, 2002.

(d)(8)	Subadvisory Agreement between Prudential Investments LLC and EARNEST Partners LLC (Diversified Conservative Growth Portfolio).	Incorporated by reference to Post-Effective Amendment No. 44 to this Registration Statement, filed April 26, 2002.

(d)(9)	Subadvisory Agreement between Prudential Investments LLC and Goldman Sachs Asset Management, L.P.	Incorporated by reference to Post-Effective Amendment No. 47 to this Registration Statement, filed February 20, 2004.

(d)(10)	Subadvisory Agreement between Prudential Investments Fund Management LLC and GE Asset Management, Incorporated.	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(d)(11)	Subadvisory Agreement between Prudential Investments Fund Management LLC and Salomon Brothers Asset Management, Inc.	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(d)(12)	Subadvisory Agreement between Prudential Investments LLC and Hotchkis and Wiley Capital Management LLC.	Incorporated by reference to Post-Effective Amendment No. 47 to this Registration Statement, filed February 20, 2004.

(d)(13)	Subadvisory Agreement between Prudential Investments LLC and J.P. Morgan Investment Management, Inc.	Incorporated by reference to Post-Effective Amendment No. 47 to this Registration Statement, filed February 20, 2004.

(d)(14)	Subadvisory Agreement between Prudential Investments LLC and Calamos Asset Management, Inc.	Incorporated by reference to Post-Effective Amendment No. 45 to this Registration Statement, filed February 7, 2003.

(d)(15)	Subadvisory Agreement between Prudential Investments LLC and RS Investment Management, L.P.	Incorporated by reference to Post-Effective Amendment No. 45 to this Registration Statement, filed February 7, 2003.

(d)(16)	Subadvisory Agreement between Prudential Investments LLC and RS Investment Management, L.P.	Incorporated by reference to Post-Effective Amendment No. 45 to this Registration Statement, filed February 7, 2003.

(d)(16)(i)	Amendment to Subadvisory Agreement between Prudential Investments LLC and RS Investment Management, L.P.	Incorporated by reference to Post-Effective Amendment No. 47 to this Registration Statement, filed February 20, 2004.

(d)(17)	Subadvisory Agreement between Prudential Investments LLC and Neuberger Berman Management, Inc.	Filed herewith.

(d)(18)	Subadvisory Agreement between Prudential Investments LLC and William Blair & Company LLC.	Incorporated by reference to Post-Effective Amendment No. 48 to this Registration Statement, filed April 28, 2004.

(d)(19)	Subadvisory Agreement between Prudential Investments LLC and LSV Asset Management.	Incorporated by reference to Post-Effective Amendment No. 49 to this Registration Statement, filed January 31, 2005.

(d)(20)	Subadvisory Agreement between Prudential Investments LLC and Quantitative Management Associates LLC.	Incorporated by reference to Post-Effective Amendment No. 49 to this Registration Statement, filed January 31, 2005.

(d)(21)	Subadvisory Agreement between Prudential Investments LLC and Quantitative Management Associates LLC.	Incorporated by reference to Post-Effective Amendment No. 49 to this Registration Statement, filed January 31, 2005.

(d)(22)	Subadvisory Agreement between Prudential Investments LLC and Eagle Asset Management.	Filed herewith.

(e)	Distribution Agreement between The Prudential Series Fund, Inc. and Prudential Investment Management Services LLC.	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(g)(1)	Form of Custodian Agreement between Investors Fiduciary Trust Company and The Prudential Series Fund, Inc. dated May 19, 1997.	Incorporated by reference to Post-Effective Amendment No. 34 to this Registration Statement, filed April 24, 1998.

	(i) Custodian Agreement between Investors Fiduciary Trust Company and The Prudential Insurance Company of America dated September 16, 1996.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

	(ii) Assignment of Custodian Agreement from Investors Fiduciary Trust Company to State Street Bank & Trust Company, effective January 1, 2000.	Incorporated by reference to Amendment No. 37 to this Registration Statement, filed April 27, 2000.

	(iii) First Amendment to Custody Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company dated December 1, 1996.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

	(iv) Supplement to Custody Agreement between The Prudential Series Fund, Inc., Prudential’s Gibraltar Fund and Investors Fiduciary Trust Company dated August 19, 1998.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed August 4, 2000.

	(v) Restated Supplement to Custody Agreement dated July 1, 2001.	Incorporated by reference to Post-Effective Amendment No. 44 to their Registration Statement, filed April 26, 2002.

	(vi) Second Amendment of Custody Agreement between The Prudential Series Fund, Inc., Prudential’s Gibraltar Fund, Inc. and State Street Bank and Trust Company dated January 17, 2002.	Incorporated by reference to Post-Effective Amendment No. 44 to their Registration Statement, filed April 26, 2002.

(g)(2)	(i) Special Custody Agreement between Prudential Series Fund, Inc., Goldman, Sachs & Co., and Investors Fiduciary Trust Company.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

	(ii) Assignment of Special Custody Agreement from Investors Fiduciary Trust Company to State Street effective January 1, 2000.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

	(iii) First Amendment of Custody Agreement between the Prudential Series Fund, Inc. and Prudential’s Gibraltar Fund Inc. and State Street Bank and Trust Company dated March 1, 2000.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

(g)(3)	Investment Accounting Agreement between The Prudential Series Fund Inc., Prudential’s Gibraltar Fund and Investor Fiduciary Trust Company dated December 31, 1994.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

	(i) First Amendment to Investment Accounting Agreement between The Prudential Series Fund, Inc., Prudential’s Gibraltar Fund and Investors Fiduciary Trust Company dated June 20, 1995.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

	(ii) Second Amendment to Investment Accounting Agreement between The Prudential Series Fund, Inc. and Prudential’s Gibraltar Fund and State Street Bank and Trust dated March 1, 2000.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

(h)(1)	Transfer Agent Agreement between Prudential Mutual Fund Services LLC and The Prudential Series Fund, Inc. filed April 28, 1999.	Incorporated by reference to Post-Effective Amendment No. 36 to this Registration Statement, Filed April 28, 1999.

(h)(2)

Fund Participation Agreement between Great-West Life & Annuity Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, Prudential Investment Management Services LLC and Charles Schwab & Co., Inc. dated May 1, 1999.

Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

(h)(3)

Fund Participation Agreement between First Great-West Life & Annuity Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, Prudential Investment Management Services LLC and Charles Schwab & Co., Inc. dated May 1, 1999.

Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

(h)(4)

Fund Participation Agreement between The Ohio National Life Insurance Company, The Prudential Insurance Company of America, The Prudential Series Fund, Inc. and Prudential Investment Management Services LLC.

Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

(h)(5)

Fund Participation Agreement between Allianz Life Insurance Company of North America, The Prudential Series Fund, Inc., Prudential Investments Fund Management LLC, and Prudential Investment Management Services LLC, dated December 15, 2000.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(h)(5)(i)

Amendment to the Fund Participation Agreement between Allianz Life Insurance Company of North America, The Prudential Series Fund, Inc., Prudential Investments LLC, and Prudential Investment Management Services LLC, dated April 2, 2002.

Incorporated by reference to Post-Effective Amendment No. 44 to this Registration Statement, filed April 26, 2002.

(h)(6)

Fund Participation Agreement between Preferred Life Insurance Company of New York, The Prudential Series Fund, Inc., Prudential Investments Fund Management LLC, and Prudential Investment Management Services LLC, dated December 15, 2000.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(h)(7)	Fund Participation Agreement between Equitable Life Insurance Company of Iowa, The Prudential Series	Incorporated by reference to Post-Effective Amendment

	Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services, LLC, dated April 28, 2000.	No. 42 to this Registration Statement, filed April 30, 2001.

(h)(7)(i)

Amendment to the Fund Participation Agreement between Equitable Life Insurance Company of Iowa, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC dated October 30, 2000.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(h)(8)

Fund Participation Agreement between First Golden American Life Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated April 28, 2000.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(h)(8)(i)

Amendment to the Fund Participation Agreement between First Golden American Life Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC dated October 30, 2000.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(h)(9)

Fund Participation Agreement between Golden American Life Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated April 29, 2000.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(h)(9)(i)

Amendment to the Fund Participation Agreement between Golden American Life Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC dated October 30, 2000.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(h)(10)

Fund Participation Agreement between The Guardian Insurance & Annuity Company, Inc., The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated September 1, 2000.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(h)(10)(i)

Amendment to the Fund Participation Agreement between The Guardian Insurance & Annuity Company, Inc., The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated April 10, 2001.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(h)(11)

Fund Participation Agreement between The Hartford Life Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated June 22, 2000.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(h)(12)

Fund Participation Agreement between The Hartford Life and Annuity Insurance Company, The Prudential Series Fund, Inc., the Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated June 22, 2000.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(h)(13)	Procedural Agreement between Merrill Lynch Futures, Inc., The Prudential Series Fund, Inc. and Investors Fiduciary Trust Company.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

(h)(14)	(a)Pledge Agreement between Goldman, Sachs & Co., The Prudential Series Fund, Inc. and Investors Fiduciary Trust Company, dated August 15, 1997.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

	(b)Pledge Agreement between Lehman Brothers Inc., The Prudential Series Fund, Inc. and Investors Fiduciary Trust Company, dated August 29, 1997.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

	(c)Pledge Agreement between J.P. Morgan Futures Inc., The Prudential Series Fund, Inc. and Investors Fiduciary Trust Company dated September 1997.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

	(d)Pledge Agreement between PaineWebber Inc., The Prudential Series Fund, Inc. and Investors Fiduciary Trust Company, dated September 25, 1997.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

	(e)Pledge Agreement between Credit Suisse First Boston Corp., The Prudential Series Fund, Inc. and Investors Fiduciary Trust Company dated November 11,1997.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

(h)(15)

Fund Participation Agreement between Aetna Life Insurance and Annuity Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated April 27, 2001.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(h)(16)

Fund Participation Agreement between American Skandia Life Assurance Corporation, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated May 1, 2001.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(h)(17)	Fund Participation Agreement between Pacific Life Insurance Company, The Prudential Series Fund, Inc. and Prudential Investment Management Services LLC, dated August 15, 2001.	Incorporated by reference to Post-Effective Amendment No. 44 to this Registration Statement, filed April 26, 2002.

(h)(18)	Fund Participation Agreement between The Prudential Insurance Company of America, The Prudential Series Fund, Inc., Prudential Investments LLC and Prudential Investment Management Services LLC.	Filed herewith.

(h)(19)	Fund Participation Agreement between Pruco Life Insurance Company, The Prudential Series Fund, Inc., Prudential Investments LLC and Prudential Investment Management Services LLC.	Filed herewith.

(h)(20)	Fund Participation Agreement between Pruco Life Insurance Company of New Jersey, The Prudential Series Fund, Inc., Prudential Investments LLC and Prudential Investment Management Services LLC>	Filed herewith.

(i)	Shea & Gardner Legal Opinion.	Incorporated by reference to Post-Effective Amendment No. 44 to this Registration Statement, filed April 26, 2002.

(j)	Consent of independent registered public accountants.	Filed herewith.

(m)	Amended Rule 12b-1 Plan.	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(n)	Amended Rule 18f-3 Plan.	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(p)(1)	Amended Code of Ethics of The Prudential Series Fund, Inc.	Incorporated by reference to Post-Effective Amendment No. 48 to this Registration Statement, filed April 28, 2004.

(p)(2)	Code of Ethics and Personal Securities Trading Policy of Prudential Investment Management Inc., Prudential Investments LLC and Prudential Investment Management Services LLC.	Incorporated by reference to Post-Effective Amendment No. 48 to this Registration Statement, filed April 28, 2004.

(p)(3)	Revised Code of Ethics of Pacific Investment Management Company.	Incorporated by reference to Post-Effective Amendment No. 44 to this Registration Statement, filed April 26, 2002.

(p)(4)	Code of Ethics of Jennison Associates LLC.	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(p)(5)	Code of Ethics of A I M Management Group Inc.	Incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement, filed August 4, 2000.

(p)(6)	Amended Code of Ethics of Alliance Capital Management L.P.	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001

(p)(7)	Code of Ethics of Davis Selected Advisers, L.P.	Incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement, filed August 4, 2000.

(p)(8)	Code of Ethics of J.P. Morgan Investment Management, Inc.	Incorporated by reference to Post-Effective Amendment No. 47 to this Registration Statement, filed February 20, 2004.

(p)(9)	Code of Ethics of GE Asset Management Incorporated.	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(p)(10)	Code of Ethics of Salomon Brothers Asset Management, Inc.	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(p)(11)	Code of Ethics of Goldman Sachs Asset Management, L.P.	Incorporated by reference to Post-Effective Amendment No. 47 to this Registration Statement, filed February 20, 2004.

(p)(12)	Revised Code of Ethics of EARNEST Partners LLC.	Incorporated by reference to Post-Effective Amendment No. 48 to this Registration Statement, filed April 28, 2004.

(p)(13)	Code of Ethics of Calamos Asset Management, Inc.	Incorporated by reference to Post-Effective Amendment No. 45 to this Registration Statement, filed on February 7, 2003.

(p)(14)	Code of Ethics of RS Investment Management, L.P.	Incorporated by reference to Post-Effective Amendment No. 45 to this Registration Statement, filed on February 7, 2003.

(p)(15)	Code of Ethics of Hotchkis and Wiley Capital Management LLC.	Incorporated by reference to Post-Effective Amendment No. 47 to this Registration Statement, filed February 20, 2004.

(p)(16)	Code of Ethics of J.P. Morgan Investment	Incorporated by reference to Post-Effective Amendment No. 47 to this Registration Statement, filed February 20,

	Management, Inc.	2004.

(p)(17)	Code of Ethics of Eagle Asset Management.	Filed herewith.

(p)(18)	Code of Ethics of William Blair & Company LLC.	Incorporated by reference to Post-Effective Amendment No. 48 to this Registration Statement, filed April 28, 2004.

(p)(19)	Code of Ethics of LSV Asset Management.	Filed herewith.

(p)(20)	Code of Ethics of Neuberger Berman Management, Inc.	Filed herewith.

(p)(21)	Code of Ethics of Quantitative Management Associates LLC.	Incorporated by reference to Post-Effective Amendment No. 49 to this Registration Statement, filed January 31, 2005.

(q)(1)	Powers of attorney.	Filed herewith.

(q)(2)	Powers of attorney.	Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Most of the Registrant’s outstanding securities are owned by the following separate accounts which are registered as unit investment trusts under the Investment Company Act of 1940 (the “Act”): The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company (“Pruco Life”); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

Registrant’s shares will be voted in proportion to the directions of persons having interests in the separate accounts holding shares of the Registrant. Registrant may nonetheless be deemed to be controlled by such entities by virtue of the presumption contained in Section 2(a)(9) of the Act, although Registrant disclaims such control.

The subsidiaries of Prudential Financial, Inc. are set forth in the chart on the following pages. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential’s Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Act. The separate accounts are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

Subsidiaries of Prudential Financial, Inc.:

Mulberry Muni Investors DA No. 1, Inc.

Mulberry Muni Investors GLTC No. 1, Inc.

Mulberry Muni Investors GLTC No. 2, Inc.

Mulberry Muni Investors ILLT No. 1, Inc.

Mulberry Muni Investors ILST No. 1, Inc.

Mulberry Muni Investors PA No. 1, Inc.

Mulberry Muni Investors PLAZIL No. 1, Inc.

Mulberry Muni Investors PLAZIL No. 2, Inc.

PRUCO, Inc.

Prudential Capital  Investment Services, LLC

Prudential Securities Group Inc.

Braeloch Successor Corporation

Braeloch Holdings Inc.

Graham Resources, Inc.

Graham Depository Company II

Graham Energy, Ltd.

DWM (Hong Kong) Holdings Ltd.

Bache Financial Derivatives, Ltd.

Dryden Nominees (Hong Kong) Ltd.

Dryden Wealth Management (Hong Kong) Limited

Dryden Wealth Management (Singapore) Limited

Dryden Wealth Management (Taiwan) Co., Ltd.

Prudential Securities Investing Consulting (Taiwan) Co., Ltd.

Lapine Holding Company

Lapine Development Corporation

Lapine Technology Corporation

P-B Finance Ltd.

PB Financial Services, Inc.

Prudential-Bache Overseas Funding Limited

PBI Group Holdings Limited

PBI Holdings Ltd.

PBI (UK) Limited

Bache Financial Limited

Circle Nominees Limited

Dryden Holdings Limited

Dryden Capital Management Limited

Dryden Wealth Management Limited

Dryden Nominees Limited

PBI Fund Managers Limited

PBI Management Limited

Dryden Financial Limited

Dryden Bank SA

Prudential-Bache Limited

PBI Limited

PFDS Holdings, LLC

Pru Global Securities, LLC

Prudential Financial Derivatives, LLC

PGR Advisors, Inc.

Prudential Equity Group, Inc.

Bache  Co. (Lebanon) S.A.L.

Bache, S.A. de C.V.

Prudential Securities CMO Issuer Inc.

Prudential Securities Foundation

Prudential-Bache Securities (Holland) Inc.

Prudential-Bache Securities Agencias de Valores S.A.

Prudential Securities (Japan) Limited

Prudential Securities Credit Corp., LLC

Prudential Securities Municipal Derivatives, Inc.

Prudential Securities Secured Financing Corporation

Prudential Securities Structured Assets, Inc.

Prudential-Bache Energy Corp.

Prudential-Bache Energy Production Inc.

Prudential-Bache Global Markets Inc.

Prudential-Bache Leasing Inc.

Prudential-Bache Program Services Inc.

Prudential-Bache Properties, Inc.

Prudential-Bache Securities (Australia) Limited

Prubache Nominees Pty Limited

Prudential-Bache Securities (Germany) Inc.

Prudential-Bache Management GmbH

Prudential-Bache Metals GmbH  Co. KG

Prudential-Bache Trade Services Inc.

Prudential-Bache Transfer Agent Services, Inc.

Prudential Insurance Brokerage, Inc.

Prudential General Agency of Ohio, Inc.

Prudential General Insurance Agency of Florida, Inc.

Prudential General Insurance Agency of Kentucky, Inc.

Prudential General Insurance Agency of Massachusetts, Inc.

Prudential General Insurance Agency of Mississippi, Inc.

Prudential General Insurance Agency of Nevada, Inc.

Prudential General Insurance Agency of New Mexico, Inc.

Prudential General Insurance Agency of Wyoming, Inc.

Prudential PC Holdings, LLC

Prudential PC Holdings NJ, LLC

Prudential Property and Casualty General Agency, Inc.

Pruco Reinsurance Ltd.

Prudential Asset Management Holding Company

PIFM Holdco, Inc.

Prudential Investments LLC

Prudential Investment Management Services LLC

Prudential Mutual Fund Services LLC

PIM Global Financial Strategies, Inc.

PIM Investments, Inc.

PIM Foreign Investments, Inc.

PGA Asian Retail Limited

PGA European Holdings, Inc.

PIM UK Investments Limited

Big Yellow Holdings Limited

PGA European Limited

PREI International, Inc.

PRICOA China (Residential) Limited

China Homes, Ltd.

PIM Warehouse, Inc.

PMCC Holding Company

Prudential Mortgage Capital Company, LLC

Capital Agricultural Property Services, Inc.

Prudential Agricultural Credit, Inc.

Prudential Asset Resources, Inc.

Prudential Mortgage Capital Asset Holding Company, LLC

Prudential Mortgage Capital Company I, LLC

Prudential Mortgage Capital Company II, LLC

Prudential Mortgage Capital Company, Inc.

Prudential Mortgage Capital Funding, LLC

Prudential Mortgage Capital Holdings Corporation

Prudential Carbon Mesa, Inc.

Prudential Multifamily Mortgage, Inc.

Prudential Huntoon Paige Associates, Ltd.

The Robert C. Wilson Company

WMF CommQuote, Inc.

Prudential Investment Management, Inc.

CRC Series B, LP

GRA (Bermuda) GP Limited

Gateway Holdings, S. A.

Prumerica Investment Management Company S.A.

Prumerica Global Asset Management Company S.A.

Jennison Associates LLC

PGR Advisors I, Inc.

GRA (Bermuda) Limited

Prudential Real Estate Investors, Sociedad Responsabilidad Limitada De Capital Variable

PIC Holdings Limited

Clivwell Securities Limited

PRICOA Capital Group Limited

PRICOA Capital Management Limited

PRICOA General Partner II (Co-Investment) Limited

PRICOA Mezzanine Investment Co.

PRICOA General Partner II Limited

PRICOA Scottish General Partner II LP

PRICOA General Partner Limited

PRICOA Scottish General Partner LP

PRICOA Management Partner Limited

Pramerica Real Estate Investors Limited

PRICOA Property Investment Management Limited

PRICOA PanEuropean Investment Limited

South Downs Properties (General Partner) Ltd.

South Downs Trading Properties (General Partner) Ltd.

Pramerica Regulated Business Limited

PREI Acquisition I, Inc.

PREI Acquisition II, Inc.

TMW Real Estate Group, LLC

Pramerica Asset Management, Inc.

Pramerica Fixed Income (Asia) Limited

Prudential Relative Value Fund I, L.P.

Prudential Timber Investments, Inc.

Pramerica Real Estate Investors (Asia) Pte. Ltd.

Prudential Capital Group, L.P.

Prudential Equity Investors, Inc.

Prudential Home Building Investors, Inc.

Prudential Latin American Investments, Ltd.

Prudential Private Placement Investors L.P.

Prudential Private Placement Investors, Inc.

Prudential Trust Company

PTC Services, Inc.

Prudential-Icatu Gestao de Investimentos Imobilaros, S.A.

Quantitative Management Associates LLC

TRGOAG Company, Inc.

U.S. High Yield Management Company, Inc.

Prudential Holdings, LLC

The Prudential Insurance Company of America

 745 Property Investments

ARL Holdings, Inc.

Asian Infrastructure Mezzanine Capital Fund

Beagle Assets LLC

COLICO, INC.

Colico II, Inc.

Datron Inc.

Dryden Finance II, LLC

Dryden Finance, Inc.

Dryden Holdings Corporation

Flor-Ag Corporation

Gateway South Urban Renewal Association

Gibraltar Hong Kong Holdings Limited Partnership

Gibraltar Properties, Inc.

PAMA Fund I Parallel Investment, LLC

PGA Asian Holdings, Ltd.

PIC Realty Canada Limited

PIC Realty Corporation

Luddite Associates, GP

Perseverance Associates, LP

PPCP-I Holding Co., LLC

PPCP-II Holding Co., LLC

PRICOA Funding Limited

PRICOA Investment Company

PRICOA GA Paterson Ltd.

PRICOA Green Cape Company Pty Ltd.

PRICOA Red Rocks Company Pty Ltd.

PRU 3XSquare, LLC

Pru 101 Wood LLC

PRUCO Life Insurance Company

PRUCO Life Insurance Company of New Jersey

Pruco Securities, LLC

Prudential Arizona Reinsurance Captive Company

Prudential Assets LLC

Prudential Direct, Inc.

Prudential Direct Insurance Agency of Massachusetts, Inc.

Prudential Direct Insurance Agency of New Mexico, Inc.

Prudential Direct Insurance Agency of Ohio, Inc.

Prudential Financial Securities Investment Trust Enterprise

Prudential Funding, LLC

Prudential Global Funding, LLC

Prudential Home Building Investment Advisors, L.P.

Prudential Realty Securities II, Inc.

Prudential Realty Securities, Inc.

Prudential Retirement Insurance and Annuity Company

Prudential Structured Settlement Company

Rerun Assets LLC

Residential Services Corporation of America

Asset Disposition Trust, 1995-2

Residential Information Services, Inc.

Securitized Asset Sales, Inc.

The Prudential Home Mortgage Company, Inc.

PHMC Services Corporation

The Prudential Home Mortgage Securities Company, Ltd.

SMP Holdings, Inc.

Prudential Resources Management Asia, Limited

SVIIT Holdings, Inc.

SouthStreet Software, L.L.C.

The Prudential Assigned Settlement Services Corp

The Prudential Brazilian Capital Fund LP

Washington Street Investments LLC

Prudential IBH Holdco, Inc.

PBT Home Equity Holdings, Inc.

Prudential Bank  Trust, FSB

Prudential International Insurance Holdings, Ltd.

POK Securitization Specialty Co., Inc.

Pramerica Systems Ireland Limited

Prudential Life Insurance Company of Taiwan Inc.

Prudential Seguros, S.A.

Prumerica Life S.P.A

Prumerica Marketing S.r.l.

Prumerica Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna

PruServicos Participacoes, S.A.

Dedicar Corretora de Suguros de Vida Ltda.

Gibraltar Corretora de Seguras Ltda.

Prusub Participacoes Ltda.

The Pramerica Life Insurance Company, Inc.

The Prudential Life Insurance Company of Korea, Ltd.

The Prudential Life Insurance Company, Ltd.

Prudential International Insurance Services Company, L.L.C.

Prudential International Investments Corporation

PGLH of Delaware, Inc.

PMA:Finanz-ud Versicherungsmkler GmbH

PIIC UK, Limited

PKHC #1, LLC

Prudential Imvestment  Securities Co., Ltd

Prudential Asset Management Co., Ltd

PKHC #2, LLC

Pramerica Financial Asia Limited

Pramerica Asia Fund Management Limited

Pramerica Asia Management Services Limited

Prudential Financial of Korea, Inc.

Prudential Investment Management (Japan), Inc.

Prudential Mexico, LLC

Prudential Finanical Operadora de Sociedades de Inversion S.A. de C.V.

Prudential International Investments, LLC

Prudential Japan Holdings, LLC

Kyoei Annuity Home Co. Ltd. (Kabushiki Kaisha Kyouei Nenkin Home)

Kyosei Leasing Co., Ltd. (Kyosei Lease Kabushiki Kaisha)

Prudential Holdings of Japan, Inc.

The Gibraltar Life Insurance Company Ltd.

Prudential Real Estate Management Co., Ltd., LLC

Minami Aoyama Gardening Co., Ltd.

Rockstone Co., Ltd.

Sanei Premium Collecting Service Co., Ltd. (Kabushi Kaisha San-ei)

Gibraltar Agency Co., Ltd.

PG Insurance Service Co., Ltd.

Sanei Sightseeing Co., Ltd. (San-ei Kankno Kabushiiki Kaisha)

Satsuki Properties Co. Ltd. (Yugen Kaisha Satsuki Properties)

Prudential Management Canada Ltd.

Prudential Real Estate and Relocation Services, Inc.

Corporate America Realty, Inc.

PRICOA Consulting (Shanghai) Co., Ltd.

PRICOA Relocation Asia Pte. Ltd.

PRICOA Relocation France SAS

PRICOA Relocation Holdings Limited

Pricoa Relocation Management Limited

Pricoa Relocation United Kingdom Limited

PRICOA Relocation Hong Kong Limited

Prudential Community Interaction Consulting, Inc.

Prudential Homes Corporation

Prudential Real Estate Affiliates of Canada Ltd.

Prudential Real Estate Affiliates, Inc.

Prudential Realty Holding Company, Inc.

  Prudential Referral Services, Inc.

Prudential Relocation, Inc.

Prudential Relocation, S. de R.L. de C.V.

Prudential Residential Services, Limited Partnership

Prudential Relocation Canada, Ltd.

Prudential Relocation, Ltd.

The Relocation Freight Corporation of America

Prudential Texas Residential Services Corporation

The Prudential Real Estate Financial Services of America, Inc.

eRealty, Inc.

Prudential Real Estate Services Company, LLC

Prudential Retirement Financial Services Holding LLC

Global Portfolio Strategies, Inc.

Prudential Retirement Brokerage Services, Inc.

Skandia U.S. Inc.

American Skandia, Inc.

American Skandia Advisory Services, Inc.

American Skandia Fund Services, Inc.

American Skandia Information Services and Technology Corporation

American Skandia Investment Services Incorporated

American Skandia Life Assurance Corporation

American Skandia Marketing, Incorporated

The PSI Programs LLC

Vantage Casualty Insurance Company

ITEM 25. INDEMNIFICATION

Article VI, paragraph (4) of Registrant’s Articles of Incorporation provides that “each director and officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland and as provided in the by-laws of the Corporation.” Article VIII of the Registrant’s Articles of Incorporation provides, in pertinent part, that “no provision of these Articles of Incorporation shall be effective to (a) require a waiver of compliance with any provision of the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended, or of any valid rule, regulation or order of the Securities and Exchange Commission thereunder or (b) protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.”

Paragraph 8 of the Management Agreement between Registrant and PI provides: “The Manager shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.”

The subadvisory agreement between PI and each subadviser generally provides that: “The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.”

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

(a) Prudential Investments (PI)

See “How the Fund is Managed—Investment Adviser” in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and “Investment Management and Distribution Arrangements—Investment Management Arrangements” in the Statement of Additional Information (SAI) constituting Part B of this Post-Effective Amendment to the Registration Statement.

The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (file No. 801-3110).

The business and other connections of PI’s directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102.

NAME AND ADDRESS	POSITION WITH PI	PRINCIPAL OCCUPATIONS
Judy A. Rice	Officer-In-Charge, President, Chief Executive Officer and Chief Operating Officer

Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer, PI; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Investment Services, Inc.; Officer-in-Charge, Director, President and Chief Executive Officer of American Skandia Fund Services, Inc.; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Advisory Services, Inc.

Robert F. Gunia	Executive Vice President and Chief Administrative Officer

Executive Vice President and Chief Administrative Officer, PI; Vice President; President, Prudential Insurance; President, Investment Management Services LLC (PIMS); Executive Vice President, Chief Administrative Officer and Director of American Skandia Fund Services, Inc.; Executive Vice President and Director of American Skandia Fund Services, Inc.; Executive Vice President, Chief Administrative Officer and Director of American Skandia Advisory Services, Inc.

William V. Healey	Executive Vice President and Chief Legal Officer

Executive Vice President and Chief Legal Officer, PI; Vice President and Associate General Counsel, Prudential Insurance; Senior Vice President, Chief Legal Officer and Secretary, PIMS; Executive Vice President and Chief Legal Officer of American Skandia Investment Services, Inc.; Executive Vice President and Chief Legal Officer of American Skandia Fund Services, Inc.; Executive Vice President and Chief Legal Officer of American Skandia Advisory Services, Inc.

Kevin B. Osborn	Executive Vice President	Executive Vice President, PI; Executive Vice President and Director of American Skandia Investment Services, Inc.; Executive Vice President and Director of American Skandia Advisory Services, Inc.
Stephen Pelletier	Executive Vice President	Executive Vice President, PI

(b) Other Subadvisers

The business and other connections of the directors and executive officers of Prudential Investment Management, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-22808), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Jennison Associates LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-5608), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of A I M Capital Management, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-15211), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Alliance Capital Management, L.P. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-56720), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Calamos Asset Management, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-29688), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Davis Selected Advisers, L.P. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-31648), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Eagle Asset Management are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-21343), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officer of EARNEST Partners LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-56189), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of GE Asset Management Incorporated are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-31947), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Goldman Sachs Asset Management, L.P. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-37591), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Hotchkis and Wiley Capital Management LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-60512), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of J.P. Morgan Asset Management, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-50256), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of LSV Asset Management are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-47689), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Neuberger Berman Management, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-58155), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Pacific Investment Management Company LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-48147), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Quantitative Management Associates LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-62692), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of RS Investment Management, LP are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-44125), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Salomon Brothers Asset Management, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-32046), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of William Blair & Company LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-688), as most recently amended, the text of which is hereby incorporated by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for American Skandia Trust, Cash Accumulation Trust, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc.; Prudential’s Gibraltar Fund, Inc.; Dryden Global Total Return Fund, Inc.; Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Tax-Managed Small Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Series Fund, Inc., The Target Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.

PIMS is also distributor of the following unit investment trusts: Separate Accounts; The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Discovery Premier Group Variable Annuity Contract, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

(b) Information concerning the Directors and Officers of PIMS is set forth below:

NAME AND PRINCIPAL BUSINESS ADDRESS (1)	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Robert F. Gunia	President	Vice President and Director
William V. Healey	Sr. Vice President, Secretary and Chief Legal Officer	Chief Legal Officer
Edward P. Baird, 213 Washington Street, Newark, NJ 07102	Executive Vice President	None
C. Edward Chaplin, 751 Broad Street, Newark, NJ 07102	Vice President and Treasurer	None
Michael J. McQuade	Senior Vice President and Chief Financial Officer	None
David R. Odenath	Executive Vice President	None
Stephen Pelletier	Executive Vice President	None
Kenneth J. Schindler	Senior Vice President and Chief Compliance Officer	None
Scott G. Sleyster, 71 Hanover Road, Florham Park, NJ 07932	Executive Vice President	None
John R. Strangfeld, Jr., One Seaport Plaza, New York, NY 10292	Executive Vice President	None
Bernard B. Winograd	Executive Vice President	None

(1) The address of each person named above is 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102, unless otherwise indicated.

(c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, or other documents required to be maintained by Section 31 (a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102; Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, the Registrant’s Accounting Agent, State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, the Registrant’s Custodian, State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105 or the Registrant’s other sub-advisers.

Prudential Investments LLC has entered into Subadvisory Agreements with the following:

Name of Subadviser	Address
A I M Capital Management, Inc.	11 Greenway Plaza, Houston, TX 77046

Alliance Capital Management, L.P.	1345 Avenue of the Americas, New York, NY 10105

Calamos Asset Management, Inc.	1111 East Warrenville Road, Naperville, IL 60563-1448

Davis Selected Advisers, L.P.	2949 East Elvira Road, Tucson, AZ 85706

Eagle Asset Management	880 Carillon Parkway, St. Petersburg, FL 33716

EARNEST Partners LLC	75 14th Street, Suite 2300, Atlanta, GA 30309

GE Asset Management Incorporated	777 Long Ridge Road, Building B, Stamford, CT 06927

Goldman Sachs Asset Management, L.P.	32 Old Slip, 23rd floor, New York, NY 10005

Hotchkis and Wiley Capital Management LLC	725 South Figueroa Street, Suite 3900, Los Angeles, CA 90017-5439

J.P. Morgan Investment Management, Inc.	522 Fifth Avenue, New York, NY 10036

Jennison Associates LLC	466 Lexington Avenue, New York, NY 10017

LSV Asset Management	One North Wacker Drive, Suite 4000, Chicago, IL 60606

Neuberger Berman Management, Inc.	605 Third Avenue, New York, NY 10158

Pacific Investment Management Company LLC	840 Newport Center Drive, Newport Beach, CA 92660

Prudential Investment Management, Inc.	Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102

Quantitative Management Associates LLC	Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102

RS Investment Management, LP	388 Market Street, Suite 1700, San Francisco, CA 94111

Salomon Brothers Asset Management, Inc.	750 Washington Boulevard, 11th floor, Stamford, CT 06901

William Blair & Company LLC	222 West Adams Street, Chicago, IL 60606

ITEM 29. MANAGEMENT SERVICES

Not Applicable.

ITEM 30. UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 28th day of April, 2005.

THE PRUDENTIAL SERIES FUND, INC.

By:	*DAVID R. ODENATH, JR.
David R. Odenath, Jr.
President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 51 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

*DAVID R. ODENATH, JR.	President & Director
David R. Odenath, Jr.

*GRACE C. TORRES	Treasurer and Principal Financial and Accounting Officer
Grace C. Torres

*SAUL K. FENSTER	Director
Saul K. Fenster

*DELAYNE DEDRICK GOLD	Director
Delayne Dedrick Gold

*ROBERT F. GUNIA	Director and Vice President
Robert F. Gunia

*W. SCOTT MCDONALD, JR	Director
W. Scott McDonald, Jr.

*THOMAS T. MOONEY	Chairman & Director
Thomas T. Mooney

*THOMAS M. O’BRIEN	Director
Thomas M. O’Brien

*JOHN A. PILESKI	Director
John A. Pileski

*F. DON SCHWARTZ	Director
F. Don Schwartz

*By: /s/ Jonathan D. Shain		April 28, 2005
Jonathan D. Shain
Attorney-in-fact

Exhibit Index

(a)(10)	Articles of Amendment to the Second Articles of Restatement of The Prudential Series Fund, Inc.

(d)(17)	Subadvisory Agreement between Prudential Investments LLC and Neuberger Berman Management, Inc.

(d)(22)	Subadvisory Agreement between Prudential Investments LLC and Eagle Asset Management.

(h)(18)	Fund Participation Agreement between the Prudential Insurance Company of America, The Prudential Series Fund, Inc., Prudential Investments LLC and Prudential Investment Management Services LLC.

(h)(19)	Fund Participation Agreement between Pruco Life Insurance Company, The Prudential Series Fund, Inc., Prudential Investments LLC and Prudential Investment Management Services LLC.

(h)(20)	Fund Participation Agreement between Pruco Life Insurance Company of New Jersey, The Prudential Series Fund, Inc., Prudential Investments LLC and Prudential Investment Management Services LLC.

(j)	Consent of independent registered public accountants.

(p)(17)	Code of Ethics of Eagle Asset Management.

(p)(19)	Code of Ethics of LSV Asset Management.

(p)(20)	Code of Ethics of Neuberger Berman Management, Inc.

(q)(1)	Powers of attorney.

(q)(2)	Powers of attorney.